      Filed with the Securities and Exchange Commission on April 23, 2012

               Registration No. 333-144639 Investment Company Act No. 811-07325
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 28


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 118


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 367-1730
   (Address and telephone number of depositor's principal executive offices)


                             J. MICHAEL LOW, ESQ.
                               Low & Cohen, PLLC
                      2999 North 44/th/ Street, Suite 550
                            Phoenix, Arizona 85018
                                (602) 648-4040
           (Name, address and telephone number of agent for service)

                                  Copies to:

                                 LYNN K. STONE
                                VICE PRESIDENT
                         PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                (203) 402-1382


          Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2012 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

[_]onpursuant to paragraph (a) (i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485

[_] on ______________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                     Title of Securities Being Registered:

              Interest in Individual Variable Annuity Contracts.

================================================================================

Premier Bb

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER VARIABLE ANNUITY BB/SM/ SERIES

 FLEXIBLE PREMIUM DEFERRED ANNUITY

 PROSPECTUS: MAY 1, 2012


 This prospectus describes a flexible premium deferred annuity (the "Annuity") issued by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). This Annuity is no longer offered for new sales. This Annuity was offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity. In addition, selling broker-dealer firms through which the Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. THE ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNTS

 Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and Franklin Templeton Variable Insurance Products Trust are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Stipulated Investment Options if you Elect Certain Optional Benefits" later in this prospectus for details.


 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials, at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.

 THIS ANNUITY IS NOT A DEPOSIT OR OBLIGATION OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ or (R) SYMBOLS.

--------------------------------------------------------------------------------
      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                       HTTP://WWW.PRUDENTIALANNUITIES.COM


               Prospectus Dated: May     Statement of Additional
               1, 2012                    Information Dated: May
                                                         1, 2012
                                                       PREMIERBb


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

 (Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2022))
 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies


   AST Balanced Asset Allocation
   AST BlackRock Global Strategies
   AST BlackRock Value


   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022

   AST Bond Portfolio 2023

   AST Capital Growth Asset Allocation


   AST CLS Moderate Asset Allocation
   AST Cohen & Steers Realty
   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target

   AST Franklin Templeton Founding Funds Allocation

   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Large-Cap Value
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value
   AST JPMorgan International Equity

   AST JPMorgan Strategic Opportunities

   AST Large-Cap Value

   AST Lord Abbett Core-Fixed Income

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market

   AST Neuberger Berman Core Bond

   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value

   AST New Discovery Asset Allocation

   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation

   AST Prudential Core Bond

   AST QMA US Equity Alpha
   AST Quantitative Modeling

   AST Schroders Global Tactical

   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation

   AST T. Rowe Price Equity Income

   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources
   AST Wellington Management Hedged Equity
   AST Western Asset Core Plus Bond


 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   *Franklin Templeton VIP Founding Funds Allocation Fund





*No longer offered for new sales. See description regarding the Fund in the "Investment Objectives/Policies" table under "Investment Options."

                                   CONTENTS



GLOSSARY OF TERMS..........................................................................   1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................................   4

EXPENSE EXAMPLE............................................................................  13

SUMMARY....................................................................................  14

INVESTMENT OPTIONS.........................................................................  18

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?........................  18
 WHAT ARE THE FIXED RATE OPTIONS?..........................................................  32

FEES AND CHARGES...........................................................................  35

 WHAT ARE THE CONTRACT FEES AND CHARGES?...................................................  35
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?.............................................  36
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?.................................  37
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES.................................................  37

PURCHASING YOUR ANNUITY....................................................................  38

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?.....................................  38

MANAGING YOUR ANNUITY......................................................................  41

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...........................  41
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?..............................................  42
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?..................................................  42
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?..............................  42
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..........................  42

MANAGING YOUR ACCOUNT VALUE................................................................  43

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?..............................................  43
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?................  43
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?.................................  44
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..........................................  44
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?......  45

ACCESS TO ACCOUNT VALUE....................................................................  46

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..........................................  46
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?.............................................  46
 CAN I WITHDRAW A PORTION OF MY ANNUITY?...................................................  46
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?.............................................  47
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...........  47
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?...................................................................................  47
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?...............  47
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?.................................................  48
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?...............................  48
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?..............................................  48
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?......................................  49

LIVING BENEFITS............................................................................  50

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?..............................................................................  50
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/...................................  51
 HIGHEST DAILY GUARANTEED RETURN OPTION II/SM/ (HD GRO/SM/ II).............................  57
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)..................................................  61
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/......................................  65
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/......................  70
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)/SM/..........  74
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7)/SM/.................................  82
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/........................  94
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/...... 104


                                      (i)

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 117
 HIGHEST DAILY LIFETIME 6 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 6 PLUS)/SM/....... 127
 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 6
   PLUS)/SM/................................................................................ 140

DEATH BENEFIT............................................................................... 150

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 150
 BASIC DEATH BENEFIT........................................................................ 150
 OPTIONAL DEATH BENEFITS.................................................................... 150
 PAYMENT OF DEATH BENEFITS.................................................................. 153

VALUING YOUR INVESTMENT..................................................................... 157

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 157
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 157
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 157
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 157

TAX CONSIDERATIONS.......................................................................... 160

GENERAL INFORMATION......................................................................... 169

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 169
 WHAT IS PRUCO LIFE?........................................................................ 169
 WHAT IS THE SEPARATE ACCOUNT?.............................................................. 170
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 170
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?........................................... 172
 FINANCIAL STATEMENTS....................................................................... 175
 HOW TO CONTACT US.......................................................................... 175
 INDEMNIFICATION............................................................................ 175
 LEGAL PROCEEDINGS.......................................................................... 175
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 177

APPENDIX A - ACCUMULATION UNIT VALUES....................................................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO BENEFIT........................................ D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT............................................... E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT.............................................. F-1

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES............. G-1

APPENDIX H - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT..................................... H-1

APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT.............................................. I-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 ANNUITIZATION: The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95/th/ birthday of the older of the Owner or Annuitant.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 BENEFIT FIXED RATE ACCOUNT: A Fixed Rate Option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. See "Summary of Contract Fees and Charges" for details on the CDSC for the Annuity.


 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.


 FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 HIGHEST DAILY GUARANTEED RETURN OPTION/(HIGHEST DAILY GRO)/HIGHEST DAILY GUARANTEED RETURN OPTION II (HIGHEST DAILY GRO II): Optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits." We no longer offer Highest Daily GRO.

 HIGHEST DAILY LIFETIME FIVE BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 HIGHEST DAILY VALUE DEATH BENEFIT (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against the Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------

 CONTINGENT DEFERRED SALES CHARGE /1/
                                   BB SERIES

            Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8+
            --------------------------------------------------------
            7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%   0.0%
            --------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a "first-in, first-out" basis.

                     -------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
                     -------------------------------------
                            FEE/CHARGE
                     -------------------------------------
                     TRANSFER FEE/ 1/
                     MAXIMUM                     $20.00
                     CURRENT                     $10.00
                     -------------------------------------
                     TAX CHARGE (CURRENT)/ 2/  0% to 3.5%
                     -------------------------------------

 1 Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

-------------------------------------------------------------------------------
                         PERIODIC FEES AND CHARGES

                      (assessed against each Annuity)
-------------------------------------------------------------------------------
              FEE/CHARGE
ANNUAL MAINTENANCE FEE /1/                Lesser of $35 or 2% of Account Value
                                          -------------------------------------
  BENEFICIARY CONTINUATION OPTION ONLY    Lesser of $30 or 2% of Account Value

                -----------------------------------------------------------------------
                  ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/

                (assessed as a percentage of the daily net assets of the Sub-accounts)
                -----------------------------------------------------------------------
                               FEE/CHARGE
                MORTALITY & EXPENSE RISK CHARGE /3/                   0.80%
                -----------------------------------------------------------------------
                ADMINISTRATION CHARGE /3/                             0.15%
                -----------------------------------------------------------------------
                SETTLEMENT SERVICE CHARGE /4/                         1.00%
                -----------------------------------------------------------------------
                TOTAL ANNUAL CHARGES OF THE SUB-ACCOUNTS              0.95%
                (EXCLUDING SETTLEMENT SERVICE CHARGE)
                -----------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2  These charges are deducted daily and apply to the Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.


    -----------------------------------------------------------------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
    -----------------------------------------------------------------------
              OPTIONAL BENEFIT             OPTIONAL BENEFIT  TOTAL ANNUAL
                                             FEE/ CHARGE      CHARGE /2/
    -----------------------------------------------------------------------
    HIGHEST DAILY GRO II
    CURRENT AND MAXIMUM CHARGE /4/              0.60%            1.55%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 6 PLUS (HD 6
    PLUS)

    MAXIMUM CHARGE /3/                          1.50%        0.95% + 1.50%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              0.85%        0.95% + 0.85%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 6 PLUS WITH
    LIFETIME INCOME ACCELERATOR (LIA)

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              1.20%        0.95% + 1.20%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    -----------------------------------------------------------------------
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
    (SHD 6 PLUS)

    MAXIMUM CHARGE /3/                          1.50%        0.95% + 1.50%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              0.95%        0.95% + 0.95%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    -----------------------------------------------------------------------
    HIGHEST DAILY GUARANTEED RETURN
    OPTION (HD GRO)
    CURRENT CHARGE AND MAXIMUM CHARGE /4/       0.60%            1.55%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
    -----------------------------------------------------------------------
              OPTIONAL BENEFIT             OPTIONAL BENEFIT  TOTAL ANNUAL
                                             FEE/ CHARGE      CHARGE /2/
    -----------------------------------------------------------------------
    GUARANTEED MINIMUM INCOME BENEFIT
    (GMIB)

    MAXIMUM CHARGE /3/                          2.00%           2.00%
    (ASSESSED AGAINST PROTECTED INCOME                          + 0.95%
    VALUE)
    CURRENT CHARGE                              0.50%        0.50% + 0.95%
    (ASSESSED AGAINST PROTECTED INCOME
    VALUE)
    -----------------------------------------------------------------------
    LIFETIME FIVE INCOME BENEFIT

    MAXIMUM CHARGE /3/                          1.50%            2.45%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    CURRENT CHARGE                              0.60%            1.55%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------
    SPOUSAL LIFETIME FIVE INCOME BENEFIT

    MAXIMUM CHARGE /3/                          1.50%            2.45%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    CURRENT CHARGE                              0.75%            1.70%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME FIVE INCOME
    BENEFIT

    MAXIMUM CHARGE /3/                          1.50%            2.45%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    CURRENT CHARGE                              0.60%            1.55%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME SEVEN INCOME
    BENEFIT

    MAXIMUM CHARGE /3/                          1.50%        1.50% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.60%        0.60% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME SEVEN
    W/BENEFICIARY INCOME OPTION

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.95%        0.95% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME SEVEN
    W/LIFETIME INCOME ACCELERATOR

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.95%        0.95% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN
    INCOME BENEFIT

    MAXIMUM CHARGE /3/                          1.50%        1.50% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.75%        0.75% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
    -----------------------------------------------------------------------
              OPTIONAL BENEFIT             OPTIONAL BENEFIT  TOTAL ANNUAL
                                             FEE/ CHARGE      CHARGE /2/
    -----------------------------------------------------------------------
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN
    W/BENEFICIARY INCOME OPTION

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.95%        0.95% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 7 PLUS

    MAXIMUM CHARGE /3/                          1.50%        0.95% + 1.50%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.75%        0.95% + 0.75%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 7 PLUS WITH
    BENEFICIARY INCOME OPTION

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    CURRENT CHARGE                              1.10%        0.95% + 1.10%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 7 PLUS WITH
    LIFETIME INCOME ACCELERATOR

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    CURRENT CHARGE                              1.10%        0.95% + 1.10%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

    MAXIMUM CHARGE /3/                          1.50%        0.95% + 1.50%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.90%        0.95% + 0.90%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
    WITH BENEFICIARY INCOME OPTION

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    CURRENT CHARGE                              1.10%        0.95% + 1.10%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PROTECTED WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    COMBINATION 5% ROLL-UP AND HAV DEATH
    BENEFIT
    CURRENT AND MAXIMUM CHARGE/ 4/              0.80%            1.75%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    (IF ELECTED ON OR AFTER MAY 1, 2009)
    -----------------------------------------------------------------------

   -------------------------------------------------------------------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
   -------------------------------------------------------------------------
             OPTIONAL BENEFIT             OPTIONAL BENEFIT   TOTAL ANNUAL
                                            FEE/ CHARGE       CHARGE /2/
   -------------------------------------------------------------------------
   HIGHEST DAILY VALUE DEATH BENEFIT           0.50%             1.45%
   (HDV)
   CURRENT AND MAXIMUM CHARGE /4/
   (ASSESSED AGAINST SUB-ACCOUNT NET
   ASSETS)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME 6 PLUS INCOME                      0.85% greater
   BENEFIT AND COMBINATION 5% ROLL-UP                         of Account
   AND HAV DEATH BENEFIT                                    Value and PWV +
   (THE MAXIMUM CHARGE COMBINATION OF                            1.75%
   OPTIONAL BENEFITS) (IF ELECTED ON OR
   AFTER MAY 1, 2009)
   ----------------------------------------
   PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH
   OPTIONAL BENEFIT FOR A COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING
   ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
   -------------------------------------------------------------------------

 1  HOW LIVING BENEFIT CHARGES ARE DETERMINED

    HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.85% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 1.20% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.95% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. HIGHEST DAILY GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 0.35% benefit charge and 1.30% total annual charge (for elections prior to May 1, 2009) (or 1.55% total annual charge for elections on or after May 1, 2009), applies. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). 0.50% of PIV for GMIB is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.70% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 0.95% annual charge.
    HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). 0.95% of PWV for Highest Daily Lifetime Seven with BIO is in addition to 0.95% annual charge.
    HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% of PWV for Highest Daily Lifetime Seven with LIA is in addition to 0.95% annual charge.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 0.95% annual charge.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). 0.95% of PWV for Spousal Highest Daily Lifetime Seven with BIO is in addition to 0.95% annual charge.
    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.75% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.90% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.

    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-Accounts. 0.50% benefit charge and 1.45% total annual charge (for elections prior to May 1, 2009) (or 1.75% total annual charge for elections on or after May 1, 2009), applies.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.45% total annual charge applies. This benefit is no longer available for new elections.
 2 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.




 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2011 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    1.66%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2011, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2011. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2011
                              -------------------------------------------------------------------------------------------
         UNDERLYING                                                                                 Total
         PORTFOLIO                                                         Broker Fees  Acquired   Annual    Contractual
                                                                Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation              0.72%     0.07%      0.00%        0.05%       0.01%       0.68%     1.53%       0.00%
 AST Advanced Strategies        0.85%     0.14%      0.00%        0.00%       0.00%       0.03%     1.02%       0.00%
 AST Balanced Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.85%     1.01%       0.00%
 AST Blackrock Global
  Strategies                    1.00%     0.15%      0.00%        0.00%       0.00%       0.02%     1.17%       0.00%
 AST Blackrock Value            0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST Bond Portfolio 2016/ 1/    0.64%     0.34%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Bond Portfolio 2018/ 1/    0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%
 AST Bond Portfolio 2019/ 1/    0.64%     0.31%      0.00%        0.00%       0.00%       0.00%     0.95%       0.00%
 AST Bond Portfolio 2020/ 1/    0.64%     0.32%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%
 AST Bond Portfolio 2021/ 1/    0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%
 AST Bond Portfolio 2022/ 1/    0.64%     0.27%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%


------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
         UNDERLYING
         PORTFOLIO            Net Annual
                                 Fund
                              Operating
                               Expenses
----------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation              1.53%
 AST Advanced Strategies        1.02%
 AST Balanced Asset
  Allocation                    1.01%
 AST Blackrock Global
  Strategies                    1.17%
 AST Blackrock Value            0.97%
 AST Bond Portfolio 2016/ 1/    0.98%
 AST Bond Portfolio 2018/ 1/    0.78%
 AST Bond Portfolio 2019/ 1/    0.95%
 AST Bond Portfolio 2020/ 1/    0.96%
 AST Bond Portfolio 2021/ 1/    0.78%
 AST Bond Portfolio 2022/ 1/    0.91%

------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2011
                              -------------------------------------------------------------------------------------------
         UNDERLYING                                                                                 Total
         PORTFOLIO                                                         Broker Fees  Acquired   Annual    Contractual
                                                                Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Bond Portfolio 2023/ 1/    0.64%     0.34%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Capital Growth Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.88%     1.04%       0.00%
 AST CLS Moderate Asset
  Allocation                    0.30%     0.02%      0.00%        0.00%       0.00%       0.71%     1.03%       0.00%
 AST Cohen & Steers Realty      1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Federated Aggressive
  Growth                        0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%
 AST FI Pyramis(R) Asset
  Allocation/ 7/                0.85%     0.20%      0.00%        0.24%       0.04%       0.00%     1.33%       0.00%
 AST First Trust Balanced
  Target                        0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST First Trust Capital
  Appreciation Target           0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Franklin Templeton
  Founding Funds
  Allocation/ 2/                0.95%     0.16%      0.00%        0.00%       0.00%       0.00%     1.11%      -0.01%
 AST Global Real Estate         1.00%     0.18%      0.00%        0.00%       0.00%       0.00%     1.18%       0.00%
 AST Goldman Sachs
  Concentrated Growth           0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Goldman Sachs
  Large-Cap Value               0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST Goldman Sachs
  Mid-Cap Growth                1.00%     0.13%      0.00%        0.00%       0.00%       0.00%     1.13%       0.00%
 AST Goldman Sachs
  Small-Cap Value               0.95%     0.15%      0.00%        0.00%       0.00%       0.09%     1.19%       0.00%
 AST High Yield                 0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Horizon Growth Asset
  Allocation                    0.30%     0.02%      0.00%        0.00%       0.00%       0.78%     1.10%       0.00%
 AST Horizon Moderate
  Asset Allocation              0.30%     0.02%      0.00%        0.00%       0.00%       0.71%     1.03%       0.00%
 AST International Growth       1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%
 AST International Value        1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%
 AST Investment Grade
  Bond/ 1/                      0.64%     0.11%      0.00%        0.00%       0.00%       0.00%     0.75%       0.00%
 AST Jennison Large Cap
  Growth                        0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Jennison Large Cap
  Value                         0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST JPMorgan
  International Equity          0.88%     0.17%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%
 AST JPMorgan Strategic
  Opportunities                 1.00%     0.16%      0.00%        0.10%       0.01%       0.00%     1.27%       0.00%
 AST Large Cap Value            0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST Lord Abbett Core-
  Fixed Income/ 3/              0.80%     0.13%      0.00%        0.00%       0.00%       0.00%     0.93%      -0.11%
 AST Marsico Capital
  Growth                        0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST MFS Global Equity          1.00%     0.20%      0.00%        0.00%       0.00%       0.00%     1.20%       0.00%
 AST MFS Growth                 0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%


------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
         UNDERLYING
         PORTFOLIO            Net Annual
                                 Fund
                              Operating
                               Expenses
----------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Bond Portfolio 2023/ 1/    0.98%
 AST Capital Growth Asset
  Allocation                    1.04%
 AST CLS Moderate Asset
  Allocation                    1.03%
 AST Cohen & Steers Realty      1.14%
 AST Federated Aggressive
  Growth                        1.12%
 AST FI Pyramis(R) Asset
  Allocation/ 7/                1.33%
 AST First Trust Balanced
  Target                        0.98%
 AST First Trust Capital
  Appreciation Target           0.98%
 AST Franklin Templeton
  Founding Funds
  Allocation/ 2/                1.10%
 AST Global Real Estate         1.18%
 AST Goldman Sachs
  Concentrated Growth           1.02%
 AST Goldman Sachs
  Large-Cap Value               0.87%
 AST Goldman Sachs
  Mid-Cap Growth                1.13%
 AST Goldman Sachs
  Small-Cap Value               1.19%
 AST High Yield                 0.88%
 AST Horizon Growth Asset
  Allocation                    1.10%
 AST Horizon Moderate
  Asset Allocation              1.03%
 AST International Growth       1.15%
 AST International Value        1.15%
 AST Investment Grade
  Bond/ 1/                      0.75%
 AST Jennison Large Cap
  Growth                        1.02%
 AST Jennison Large Cap
  Value                         0.87%
 AST JPMorgan
  International Equity          1.05%
 AST JPMorgan Strategic
  Opportunities                 1.27%
 AST Large Cap Value            0.87%
 AST Lord Abbett Core-
  Fixed Income/ 3/              0.82%
 AST Marsico Capital
  Growth                        1.02%
 AST MFS Global Equity          1.20%
 AST MFS Growth                 1.03%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Mid-Cap Value          0.95%     0.14%      0.00%        0.00%       0.00%       0.00%     1.09%       0.00%       1.09%
 AST Money Market           0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%       0.62%
 AST Neuberger Berman/
  LSV Mid-Cap Value         0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Neuberger Berman
  Core Bond/ 4/             0.70%     0.17%      0.00%        0.00%       0.00%       0.00%     0.87%      -0.01%       0.86%
 AST Neuberger Berman
  Mid-Cap Growth            0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation/ 5/            0.85%     0.26%      0.00%        0.00%       0.00%       0.00%     1.11%      -0.03%       1.08%
 AST Parametric Emerging
  Markets Equity            1.10%     0.35%      0.00%        0.00%       0.00%       0.00%     1.45%       0.00%       1.45%
 AST PIMCO Limited
  Maturity Bond             0.65%     0.13%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST PIMCO Total Return
  Bond                      0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%       0.77%
 AST Preservation Asset
  Allocation                0.15%     0.01%      0.00%        0.00%       0.00%       0.80%     0.96%       0.00%       0.96%
 AST Prudential Core
  Bond/ 4/                  0.70%     0.14%      0.00%        0.00%       0.00%       0.00%     0.84%      -0.03%       0.81%
 AST QMA US Equity Alpha    1.00%     0.17%      0.00%        0.25%       0.24%       0.00%     1.66%       0.00%       1.66%
 AST Quantitative
  Modeling                  0.25%     0.30%      0.00%        0.00%       0.00%       0.87%     1.42%       0.00%       1.42%
 AST Schroders Global
  Tactical                  0.95%     0.14%      0.00%        0.00%       0.00%       0.15%     1.24%       0.00%       1.24%
 AST Schroders
  Multi-Asset World
  Strategies                1.10%     0.14%      0.00%        0.00%       0.00%       0.00%     1.24%       0.00%       1.24%
 AST Small-Cap Growth       0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Small-Cap Value        0.90%     0.14%      0.00%        0.00%       0.00%       0.03%     1.07%       0.00%       1.07%
 AST T. Rowe Price Asset
  Allocation                0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price
  Equity Income             0.75%     0.16%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%       0.91%
 AST T. Rowe Price
  Global Bond               0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price Large
  Cap Growth                0.88%     0.12%      0.00%        0.00%       0.00%       0.00%     1.00%       0.00%       1.00%
 AST T. Rowe Price
  Natural Resources         0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Wellington
  Management Hedged
  Equity                    1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Western Asset Core
  Plus Bond                 0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 6/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund -
  Class 4                   0.00%     0.11%      0.35%        0.00%       0.00%       0.65%     1.11%       0.01%       1.10%

 1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2013. This arrangement may not be terminated or modified prior to April 30, 2013, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2013 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2014. This expense limitation may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter.
 3 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 4 Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees so that the Portfolio's investment management fee would equal 0.70% of the Portfolio's first $500 million of average daily net assets, 0.675% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio's average daily net assets in excess of $1 billion through May 1, 2014. This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
 5 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses, so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.08% of its average daily net assets through June 30, 2013. This expense limitation may not be terminated or modified prior to June 30, 2013, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after June 30, 2013 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 6 The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses or costs, including, but not limited to, those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013. The Fund does not pay management fees but will directly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' annualized expenses. The Fund is not available as an investment option to Owners who purchase an Annuity on or after April 30, 2012. Owners who have purchased an Annuity prior to April 30, 2012 and have invested in the Fund at any time since they have owned their Annuity, may continue to allocate Purchase Payments to the Fund after this date, including through Dollar Cost Averaging, Automatic Rebalancing, or comparable programs. However, Owners should be aware that all monies that they have invested in the Fund are scheduled to be transferred to the AST Franklin Templeton Founding Funds Allocation Portfolio by way of a fund substitution anticipated to take place in June 2012, pending the receipt of the necessary regulatory approvals. Once the fund substitution is completed, the Fund will no longer be available for investments by any Owners.
 7  Pyramis is a registered service mark of FMR LLC. Used under license.

                                EXPENSE EXAMPLE

 This example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuities. Below is an example showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The example reflects the following fees and charges for the Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The example also assumes the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2011, and those expenses remain the same each year*

   . For each Sub-account charge, we deduct the maximum rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 6 Plus with the Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)

 Amounts shown in the example are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLE IS ILLUSTRATIVE ONLY - IT SHOULD NOT BE CONSIDERED A
 REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your annuity at the end of the applicable time period:

                                 1 YR  3 YRS  5 YRS  10 YRS
                     --------------------------------------
                     BB SERIES  $1,227 $2,110 $3,030 $5,709
                     --------------------------------------

 If you annuitize your annuity at the end of the applicable time period: /1/

                                 1 YR 3 YRS  5 YRS  10 YRS
                      ------------------------------------
                      BB SERIES  $527 $1,610 $2,730 $5,709
                      ------------------------------------

 If you do not surrender your annuity:

                                 1 YR 3 YRS  5 YRS  10 YRS
                      ------------------------------------
                      BB SERIES  $527 $1,610 $2,730 $5,709
                      ------------------------------------

 1  You may not annuitize in the first Three (3) Annuity Years.

 For information relating to accumulation unit values pertaining to the sub-accounts, please see Appendix A.

                                    SUMMARY

                 Prudential Premier Variable Annuity Bb Series

 This Summary describes key features of the variable annuity described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuity. Your financial professional can also help you if you have questions.

 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity. Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal, or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? This Annuity is no longer available for purchase. Our eligibility criteria for purchasing the Annuity are as follows:

                   PRODUCT   MAXIMUM AGE FOR  MINIMUM INITIAL
                             INITIAL PURCHASE PURCHASE PAYMENT
                  --------------------------------------------
                  BB SERIES         85             $1,000
                  --------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."


 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.


 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Spousal Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus*
..   Spousal Highest Daily Lifetime 7 Plus*
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator*
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 *  No longer available for new elections.

 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formulas.

 These benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:
..   Highest Daily Guaranteed Return Option II
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections.

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. The annuity offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

 We also have an optional death benefit for an additional charge:
..   COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 The death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

                     YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8+
          -----------------------------------------------------------
          BB SERIES  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
          -----------------------------------------------------------

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

                  -------------------------------------------
                            FEE/CHARGE             BB SERIES
                  -------------------------------------------
                  MORTALITY & EXPENSE RISK CHARGE   0.80%
                  -------------------------------------------
                  ADMINISTRATION CHARGE             0.15%
                  -------------------------------------------
                  TOTAL INSURANCE CHARGE            0.95%
                  -------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may also pay fees to your financial advisor's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial advisor to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial advisor or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?
 Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name include the prefix "AST" are Portfolios of Advanced Series Trust. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.


 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.


 Group I: Allowable Benefit Allocations



 OPTIONAL BENEFIT NAME*                                   ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit                             AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                     AST Advanced Strategies Portfolio
 Highest Daily Lifetime Five Income Benefit               AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit              AST BlackRock Global Strategies Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit      AST Capital Growth Asset Allocation Portfolio
 Highest Daily Value Death Benefit                        AST CLS Moderate Asset Allocation Portfolio
 Highest Daily Lifetime Seven with Beneficiary Income     AST FI Pyramis(R) Asset Allocation Portfolio
 Option                                                   AST First Trust Balanced Target Portfolio
 Spousal Highest Daily Lifetime Seven with Beneficiary    AST First Trust Capital Appreciation Target Portfolio
 Income Option                                            AST Franklin Templeton Founding Funds Allocation Portfolio

  OPTIONAL BENEFIT NAME*                  ALLOWABLE BENEFIT ALLOCATIONS:
  Highest Daily Lifetime Seven with       AST Horizon Growth Asset Allocation
  Lifetime Income Accelerator             Portfolio
  Highest Daily Lifetime 7 Plus Income    AST Horizon Moderate Asset
  Benefit                                 Allocation Portfolio
  Highest Daily Lifetime 7 Plus with      AST JPMorgan Strategic Opportunities
  Beneficiary                             Portfolio
  Income Option                           AST New Discovery Asset Allocation
  Highest Daily Lifetime 7 Plus with      Portfolio
  Lifetime                                AST Preservation Asset Allocation
  Income Accelerator                      Portfolio
  Spousal Highest Daily Lifetime 7 Plus   AST Schroders Global Tactical
  Income Benefit                          Portfolio
  Spousal Highest Daily Lifetime 7        AST Schroders Multi-Asset World
  Plus with                               Strategies Portfolio
  Beneficiary Income Option               AST T. Rowe Price Asset Allocation
  Highest Daily Lifetime 6 Plus           Portfolio
  Highest Daily Lifetime 6 Plus with      AST Wellington Management Hedged
  Lifetime Income Accelerator             Equity Portfolio
  Spousal Highest Daily Lifetime 6 Plus   Franklin Templeton VIP Founding
  Highest Daily GRO II                    Funds Allocation Fund
 ------------------------------------------------------------------------------

  OPTIONAL BENEFIT NAME*                  ALL INVESTMENT OPTIONS PERMITTED
  Combo 5% Rollup & HAV Death Benefit
  Guaranteed Minimum Income Benefit
  Highest Daily GRO
 ------------------------------------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and the AST Prudential Core Bond Portfolio).

 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.

 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 (e)if you are already participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 Group II: Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials)




 OPTIONAL BENEFIT NAME*                                    PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven                              AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven                      AST Advanced Strategies
 Highest Daily Lifetime Seven with Beneficiary Income      AST Balanced Asset Allocation
 Option                                                    AST CLS Moderate Asset Allocation
 Spousal Highest Daily Lifetime Seven with Beneficiary     AST BlackRock Global Strategies
 Income Option                                             AST BlackRock Value
 Highest Daily Lifetime Seven with Lifetime Income         AST Capital Growth Asset Allocation
 Accelerator                                               AST Cohen & Steers Realty
 Highest Daily Lifetime 7 Plus                             AST Federated Aggressive Growth
 Spousal Highest Daily Lifetime 7 Plus                     AST FI Pyramis(R) Asset Allocation
 Highest Daily Lifetime 7 Plus with Beneficiary Income     AST First Trust Balanced Target
 Option                                                    AST First Trust Capital Appreciation Target
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary    AST Franklin Templeton Founding Funds Allocation
 Income Option                                             AST Global Real Estate Portfolio
 Highest Daily Lifetime 7 Plus with Lifetime Income        AST Goldman Sachs Concentrated Growth
 Accelerator                                               AST Goldman Sachs Mid-Cap Growth

 OPTIONAL BENEFIT NAME*                                PERMITTED PORTFOLIOS
 Highest Daily Lifetime 6 Plus                         AST Goldman Sachs Large-Cap Value
 Highest Daily Lifetime 6 Plus with Lifetime Income    AST Goldman Sachs Small-Cap Value
 Accelerator                                           AST High Yield
 Spousal Highest Daily Lifetime 6 Plus                 AST Horizon Growth Asset Allocation
 Highest Daily GRO II                                  AST Horizon Moderate Asset Allocation
                                                       AST International Growth
                                                       AST International Value
                                                       AST Jennison Large-Cap Growth
                                                       AST Jennison Large-Cap Value
                                                       AST JPMorgan International Equity
                                                       AST JPMorgan Strategic Opportunities
                                                       AST Large-Cap Value
                                                       AST Lord Abbett Core-Fixed Income
                                                       AST Marsico Capital Growth
                                                       AST MFS Global Equity
                                                       AST MFS Growth
                                                       AST Mid-Cap Value
                                                       AST Money Market
                                                       AST Neuberger Berman Core Bond
                                                       AST Neuberger Berman Mid-Cap Growth
                                                       AST Neuberger Berman/LSV Mid-Cap Value
                                                       AST New Discovery Asset Allocation
                                                       AST Parametric Emerging Markets Equity
                                                       AST PIMCO Limited Maturity Bond
                                                       AST PIMCO Total Return Bond
                                                       AST Preservation Asset Allocation
                                                       AST Prudential Core Bond
                                                       AST QMA US Equity Alpha
                                                       AST Schroders Global Tactical
                                                       AST Schroders Multi-Asset World Strategies
                                                       AST Small-Cap Growth
                                                       AST Small-Cap Value
                                                       AST T. Rowe Price Asset Allocation
                                                       AST T. Rowe Price Equity Income
                                                       AST T. Rowe Price Global Bond
                                                       AST T. Rowe Price Large-Cap Growth
                                                       AST T. Rowe Price Natural Resources
                                                       AST Wellington Management Hedged Equity
                                                       AST Western Asset Core Plus Bond
                                                       Franklin Templeton VIP Founding Funds Allocation Fund


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.


 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formulas may result in large-scale asset flows into and out of your chosen Sub-accounts and the AST Investment Grade Bond Portfolio, which could subject those portfolios to certain risks and adversely impact their expenses and performance. Even if you do not elect an optional living benefit that employs a predetermined mathematical formula, the expenses, performance, and risk profile of your investment may be adversely impacted as described below to the extent you select Permitted Sub-accounts. The mathematical formulas may adversely affect a portfolio's investment performance by requiring the sub-advisor to purchase and sell securities at inopportune times and by otherwise limiting the sub-advisor's ability to fully implement that portfolio's investment strategies. Because transfers to and from your chosen Sub-accounts and the AST Investment Grade Bond Portfolio can be frequent and the amount transferred can vary, any of these portfolios could experience the following additional effects, among others:

 (a)the sub-advisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (b)a portfolio may experience higher turnover, which could result in higher operating expense ratios and transaction costs for the portfolio compared to other similar funds; and,
 (c)if the sub-advisor must sell securities that are thinly-traded to satisfy redemption requests initiated pursuant to the formula, such sales could have a significant adverse impact on the price of such securities and the cash proceeds received by the portfolio.

 Please consult the prospectus for the applicable portfolio for additional information about these effects.

     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
                      ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
    ASSET      AST ACADEMIC STRATEGIES ASSET             AlphaSimplex
    ALLOCA     ALLOCATION PORTFOLIO: seeks long         Group, LLC; AQR
    TION       term capital appreciation. The               Capital
               Portfolio is a multi-asset class         Management, LLC
               fund that pursues both top-down         and CNH Partners,
               asset allocation strategies and               LLC;
               bottom-up selection of securities,        CoreCommodity
               investment managers, and mutual         Management, LLC;
               funds. Under normal circumstances,       First Quadrant,
               approximately 60% of the assets will     L.P.; Jennison
               be allocated to traditional asset        Associates LLC;
               classes (including US and                  J.P. Morgan
               international equities and bonds)          Investment
               and approximately 40% of the assets     Management, Inc.;
               will be allocated to nontraditional     Pacific Investment
               asset classes and strategies               Management
               (including real estate, commodities,       Company LLC
               and alternative strategies). Those          (PIMCO);
               percentages are subject to change at       Prudential
               the discretion of the advisor.          Investments LLC;
                                                         Quantitative
                                                          Management
                                                        Associates LLC
    -----------------------------------------------------------------------
    ASSET      AST ADVANCED STRATEGIES PORTFOLIO:          LSV Asset
    ALLOCA     seeks a high level of absolute             Management;
    TION       return by using traditional and          Marsico Capital
               non-traditional investment              Management, LLC;
               strategies and by investing in          Pacific Investment
               domestic and foreign equity and            Management
               fixed-income securities, derivative        Company LLC
               instruments and other investment            (PIMCO);
               companies. The Portfolio uses             Quantitative
               traditional and non-traditional            Management
               investment strategies by investing       Associates LLC;
               in domestic and foreign equity and        T. Rowe Price
               fixed-income securities, derivative     Associates, Inc.;
               instruments and other investment         William Blair &
               companies. The asset allocation           Company, LLC
               generally provides for an allotment
               of 60% of the portfolio's assets to
               a combination of domestic and
               international equity strategies and
               the remaining 40% of assets in a
               combination of U.S. fixed income,
               hedged international bond, real
               return assets and other investment
               companies. Quantitative Management
               Associates LLC allocates the assets
               of the portfolio across different
               investment categories and
               subadvisors.
    -----------------------------------------------------------------------
    ASSET      AST BALANCED ASSET ALLOCATION              Prudential
    ALLOCA     PORTFOLIO: seeks to obtain the          Investments LLC;
    TION       highest potential total return            Quantitative
               consistent with its specified level        Management
               of risk. The Portfolio primarily         Associates LLC
               invests its assets in a diversified
               portfolio of other mutual funds,
               within the Advanced Series Trust and
               certain affiliated money market
               funds. Under normal market
               conditions, the Portfolio will
               devote approximately 60% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 52.5% to
               67.5%), and 40% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 32.5% to 47.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    -----------------------------------------------------------------------
    ASSET      AST BLACKROCK GLOBAL STRATEGIES             BlackRock
    ALLOCA     PORTFOLIO: seeks a high total return        Financial
    TION       consistent with a moderate level of     Management, Inc.
               risk. The Portfolio is a global,
               multi asset-class portfolio that
               invests directly in, among other
               things, equity and equity-related
               securities, investment grade debt
               securities (including, without
               limitation, U.S. Treasuries and U.S.
               government securities),
               non-investment grade bonds (also
               known as "high yield bonds" or "junk
               bonds"), real estate investment
               trusts (REITs), exchange traded
               funds (ETFs), and derivative
               instruments, including
               commodity-linked derivative
               instruments.
    -----------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
     LARGE CAP   AST BLACKROCK VALUE PORTFOLIO: seeks      BlackRock
       VALUE     maximum growth of capital by             Investment
                 investing primarily in the value       Management, LLC
                 stocks of larger companies. The
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 investing at least 80% of the value
                 of its assets in the equity
                 securities of large-sized companies
                 included in the Russell 1000(R)
                 Value Index. The subadvisor employs
                 an investment strategy designed to
                 maintain a portfolio of equity
                 securities which approximates the
                 market risk of those stocks included
                 in the Russell 1000(R) Value Index,
                 but which attempts to outperform the
                 Russell 1000(R) Value Index through
                 active stock selection.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2016: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2016. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2018: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2018. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2019: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2019. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2020: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2020. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2021: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2021. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2022: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2022. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUBADVISOR
     ----------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIO 2023: seeks the        Prudential
      INCOME     highest total return for a specific       Investment
                 period of time, consistent with the     Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2023. Please note that
                 you may not make purchase payments
                 to this Portfolio, and that this
                 Portfolio is available only with
                 certain living benefits.
     ----------------------------------------------------------------------
       ASSET     AST CAPITAL GROWTH ASSET ALLOCATION       Prudential
      ALLOCA-    PORTFOLIO: seeks to obtain a total      Investments LLC;
       TION      return consistent with its specified     Quantitative
                 level of risk. The Portfolio              Management
                 primarily invests its assets in a       Associates LLC
                 diversified portfolio of other
                 mutual funds, within the Advanced
                 Series Trust and certain affiliated
                 money market funds. Under normal
                 market conditions, the Portfolio
                 will devote approximately 75% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities, exchange
                 traded funds (ETFs), and futures
                 contracts, swap agreements and other
                 financial and derivative instruments.
     ----------------------------------------------------------------------
       ASSET     AST CLS MODERATE ASSET ALLOCATION       CLS Investments,
      ALLOCA-    PORTFOLIO: seeks the highest                  LLC
       TION      potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 invest approximately 50% of its net
                 assets to equity securities and
                 approximately 50% of its net assets
                 to debt securities and money market
                 instruments. The equity portion may
                 range from 40% to 60% of net assets
                 to underlying portfolios and ETFs
                 investing primarily in equity
                 securities, and from 40% to 60% of
                 net assets to underlying portfolios
                 and ETFs investing primarily in
                 money market instruments and debt
                 securities, which may include
                 non-investment grade bonds.
                 "Non-investment grade bonds" are
                 commonly referred to as "junk bonds".
     ----------------------------------------------------------------------
     SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:    Cohen & Steers
                 seeks to maximize total return              Capital
                 through investment in real estate       Management, Inc.
                 securities. The Portfolio pursues
                 its investment objective by
                 investing, under normal
                 circumstances, at least 80% of its
                 net assets in securities issued by
                 companies associated with the real
                 estate industry, such as real estate
                 investment trusts (REITs). Under
                 normal circumstances, the Portfolio
                 will invest substantially all of its
                 assets in the equity securities of
                 real estate related issuers, i.e., a
                 company that derives at least 50% of
                 its revenues from the ownership,
                 construction, financing, management
                 or sale of real estate or that has
                 at least 50% of its assets in real
                 estate.
     ----------------------------------------------------------------------
     SMALL CAP   AST FEDERATED AGGRESSIVE GROWTH         Federated Equity
      GROWTH     PORTFOLIO: seeks capital growth. The      Management
                 Portfolio pursues its investment          Company of
                 objective by investing primarily in      Pennsylvania/
                 the stocks of small companies that      Federated Global
                 are traded on national security           Investment
                 exchanges, NASDAQ stock exchange and    Management Corp.
                 the over- the-counter-market. Small
                 companies are defined as companies
                 with market capitalizations similar
                 to companies in the Russell 2000
                 Index and S&P 600 Small Cap Index.
     ----------------------------------------------------------------------
       ASSET     AST FI PYRAMIS(R) ASSET ALLOCATION      Pyramis Global
      ALLOCA-    PORTFOLIO: seeks to maximize total      Advisors, LLC a
       TION      return. In seeking to achieve the          Fidelity
                 Portfolio's investment objective,         Investments
                 the Portfolio's assets are allocated        Company
                 across eight uniquely specialized
                 investment strategies. The Portfolio
                 has five strategies that invest
                 primarily in equity securities, two
                 fixed-income strategies (the Broad
                 Market Duration Strategy and the
                 High Yield Bond Strategy), and one
                 strategy designed to provide
                 liquidity (the Liquidity Strategy).
     ----------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUBADVISOR
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST BALANCED TARGET        First Trust Advisors
    ALLOCA-    PORTFOLIO: seeks long-term capital            L.P.
     TION      growth balanced by current income.
               The Portfolio seeks to achieve its
               objective by investing approximately
               65% of its net assets in equity
               securities and approximately 35% of
               its net assets in fixed- income
               securities as of the annual security
               selection date. Depending on market
               conditions, the equity portion may
               range between 60-70% of the
               Portfolio's net assets and the
               fixed-income portion may range
               between 30-40% of the Portfolio's
               net assets. The revised allocations
               do not take into account the
               potential investment of up to 5% of
               the Portfolio's assets in the
               "liquidity" investment sleeve. In
               seeking to achieve its investment
               objective, the Portfolio allocates
               its assets across multiple uniquely
               specialized investment strategies.
               On or about the annual selection
               date (currently March 1 under normal
               circumstances), the Portfolio
               establishes both the percentage
               allocations among the various
               investment strategies under normal
               circumstances and the percentage
               allocation of each security's
               position within each of the
               investment strategies that invest
               primarily in equity securities.
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST CAPITAL APPRECIATION   First Trust Advisors
    ALLOCA-    TARGET PORTFOLIO: seeks long-term             L.P.
     TION      capital growth. The Portfolio seeks
               to achieve its objective by
               investing approximately 80% of its
               net assets in equity securities and
               approximately 20% of its net assets
               in fixed-income securities as of the
               annual security selection date.
               Depending on market conditions, the
               equity portion may range between
               75-85% of the Portfolio's net assets
               and the fixed- income portion may
               range between 15-25% of the
               Portfolio's net assets. The revised
               allocations do not take into account
               the potential investment of up to 5%
               of the Portfolio's assets in the
               "liquidity" investment sleeve. In
               seeking to achieve its investment
               objective, the Portfolio allocates
               its assets across multiple uniquely
               specialized investment strategies.
               On or about the annual selection
               date (currently March 1 under normal
               circumstances), the Portfolio
               establishes both the percentage
               allocations among the various
               investment strategies under normal
               circumstances and the percentage
               allocation of each security's
               position within each of the
               investment strategies that invest
               primarily in equity securities.
   -------------------------------------------------------------------------
     ASSET     AST FRANKLIN TEMPLETON FOUNDING        Franklin Advisers,
    ALLOCA-    FUNDS ALLOCATION PORTFOLIO: seeks        Inc.; Franklin
     TION      capital appreciation while its          Mutual Advisers,
               secondary investment objective will      LLC; Templeton
               be to seek income. Under normal          Global Advisors
               market conditions the Portfolio will         Limited
               seek to achieve its investment
               objectives by allocating 33 1/3% of
               its assets to each of the
               Portfolio's three subadvisors. The
               Portfolio will normally invest in a
               combination of domestic and foreign
               equity and fixed-income and money
               market securities. Depending upon
               the Portfolio's ability to achieve
               the necessary asset scale, the
               Trust's ability to implement certain
               legal agreements and custody
               arrangements, and market, economic,
               and financial conditions as of the
               Portfolio's commencement of
               operations, it may take several
               weeks for the Portfolio's assets to
               be fully invested in accordance with
               its investment objective and
               policies. During that time, it is
               anticipated that all or a portion of
               the Portfolio's assets will be
               invested in high grade, short term
               debt securities (both fixed and
               floating rate), money market funds,
               short-term bond funds,
               exchange-traded funds, and/or index
               futures contracts. A relatively long
               initial investment period may
               negatively affect the Portfolio's
               investment return and ability to
               achieve its investment objective.
   -------------------------------------------------------------------------
   SPECIALTY   AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
               seeks capital appreciation and          Estate Investors
               income. The Portfolio will normally
               invest at least 80% of its
               investable assets (net assets plus
               any borrowing made for investment
               purposes) in equity-related
               securities of real estate companies.
               The Portfolio will invest in
               equity-related securities of real
               estate companies on a global basis
               and the Portfolio may invest up to
               15% of its net assets in ownership
               interests in commercial real estate
               through investments in private real
               estate.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS CONCENTRATED            Goldman Sachs
    GROWTH     GROWTH PORTFOLIO: seeks long-term       Asset Management,
               growth of capital. The Portfolio              L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadvisor believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadvisor to
               be positioned for long-term growth.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
    LARGE CAP   AST GOLDMAN SACHS LARGE-CAP VALUE        Goldman Sachs
      VALUE     PORTFOLIO: seeks long-term growth of   Asset Management,
                capital. The Portfolio seeks to               L.P.
                achieve its investment objective by
                investing in value opportunities
                that the subadvisor, defines as
                companies with identifiable
                competitive advantages whose
                intrinsic value is not reflected in
                the stock price. The Portfolio
                invests, under normal circumstances,
                at least 80% of its net assets in a
                diversified portfolio of equity
                investments in large-cap U.S.
                issuers with public stock market
                capitalizations within the range of
                the market capitalization of
                companies in the Russell 1000 Value
                Index at the time of investment.
    ------------------------------------------------------------------------
     MID CAP    AST GOLDMAN SACHS MID-CAP GROWTH         Goldman Sachs
     GROWTH     PORTFOLIO: seeks long-term growth of   Asset Management,
                capital. The Portfolio pursues its            L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid Cap Growth Index. The subadvisor
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
    ------------------------------------------------------------------------
    SMALL CAP   AST GOLDMAN SACHS SMALL-CAP VALUE        Goldman Sachs
      VALUE     PORTFOLIO: seeks long-term capital     Asset Management,
                appreciation. The Portfolio will              L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets in small
                capitalization companies. The
                Portfolio generally defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000 Value
                Index at the time of purchase.
    ------------------------------------------------------------------------
      FIXED     AST HIGH YIELD PORTFOLIO: seeks           J.P. Morgan
     INCOME     maximum total return, consistent           Investment
                with preservation of capital and       Management, Inc.;
                prudent investment management. The         Prudential
                Portfolio will invest, under normal        Investment
                circumstances, at least 80% of its      Management, Inc.
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in non-investment
                grade high yield (also known as
                "junk bonds") fixed-income
                investments which may be represented
                by forwards or derivatives such as
                options, futures contracts, or swap
                agreements. Non-investment grade
                investments are securities rated Ba
                or lower by Moody's Investors
                Services, Inc. or equivalently rated
                by Standard & Poor's Corporation, or
                Fitch, or, if unrated, determined by
                the subadvisor to be of comparable
                quality.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON GROWTH ASSET ALLOCATION         Horizon
     ALLOCA-    PORTFOLIO: seeks the highest            Investments, LLC
      TION      potential total return consistent
                with its specified level of risk
                tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON MODERATE ASSET                  Horizon
      ALLOCA    ALLOCATION PORTFOLIO: seeks the         Investments, LLC
      TION      highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 40% to 60% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 40% to 60% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL GROWTH PORTFOLIO:    Jennison Associates
    NATIONAL    seeks long-term capital growth.           LLC; Marsico
     EQUITY     Under normal circumstances, the             Capital
                Portfolio invests at least 80% of       Management, LLC;
                the value of its assets in              William Blair &
                securities of issuers that are            Company, LLC
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks capital growth. The Portfolio       Management;
     EQUITY     normally invests at least 80% of the       Thornburg
                Portfolio's investable assets in           Investment
                equity securities. The Portfolio        Management, Inc.
                will invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs. Under
                normal market conditions the
                Portfolio invests at least 80% of
                its investable assets in bonds.
                Please note that you may not make
                purchase payments to this Portfolio,
                and that this Portfolio is available
                only with certain living benefits.
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP GROWTH          Jennison Associates
     GROWTH     PORTFOLIO: seeks long-term growth of          LLC
                capital. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a growth
                investment style and will invest in
                stocks it believes could experience
                superior sales or earnings growth,
                or high returns on equity and
                assets. Stocks are selected on a
                company-by-company basis using
                fundamental analysis. The companies
                in which the subadvisor will invest
                generally tend to have a unique
                market niche, a strong new product
                profile or superior management.
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP VALUE           Jennison Associates
      VALUE     PORTFOLIO: seeks capital                      LLC
                appreciation. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a value
                investment style and will invest in
                common stocks that it believes are
                being valued at a discount to their
                intrinsic value, as defined by the
                value of their earnings, free cash
                flow, the value of their assets,
                their private market value, or some
                combination of these factors.
    ------------------------------------------------------------------------
      INTER     AST JPMORGAN INTERNATIONAL EQUITY         J.P. Morgan
    NATIONAL    PORTFOLIO: seeks capital growth. The       Investment
     EQUITY     Portfolio seeks to meet its             Management, Inc.
                objective by investing, under normal
                market conditions, at least 80% of
                its assets in equity securities. The
                Portfolio seeks to meet its
                investment objective by normally
                investing primarily in a diversified
                portfolio of equity securities of
                companies located or operating in
                developed non-U.S. countries and
                emerging markets of the world. The
                equity securities will ordinarily be
                traded on a recognized foreign
                securities exchange or traded in a
                foreign over-the-counter market in
                the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
      ASSET     AST JPMORGAN STRATEGIC OPPORTUNITIES      J.P. Morgan
     ALLOCA-    PORTFOLIO: seeks to maximize return        Investment
      TION      compared to the benchmark through       Management, Inc.
                security selection and tactical
                asset allocation. The Portfolio
                invests in securities and financial
                instruments (including derivatives)
                to gain exposure to global equity,
                global fixed income and cash
                equivalent markets, including global
                currencies. The Portfolio may invest
                in developed and emerging markets
                securities, domestic and foreign
                fixed income securities (including
                non-investment grade bonds or "junk
                bonds"), and real estate investment
                trusts (REITs) of issuers located
                within and outside the United States
                or in open-end investment companies
                advised by J.P. Morgan Investment
                Management, Inc., the Portfolio's
                subadvisor, to gain exposure to
                certain global equity and global
                fixed income markets.
    ------------------------------------------------------------------------
    LARGE CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks      Eaton Vance
      VALUE     current income and long-term growth       Management;
                of income, as well as capital          Hotchkis and Wiley
                appreciation. The Portfolio invests,        Capital
                under normal circumstances, at least    Management, LLC
                80% of its net assets in securities
                of large capitalization companies.
                Large capitalization companies are
                those companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Value Index.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE-FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO: seeks income and capital           LLC
                appreciation to produce a high total
                return. Under normal market
                conditions, the Portfolio pursues
                its investment objective by
                investing at least 80% of its net
                assets in fixed-income securities.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities; senior
                loans, and loan participations and
                assignments; and derivative
                instruments, such as options,
                futures contracts, forward contracts
                and swap agreements.
    -----------------------------------------------------------------------
    LARGE CAP   AST MARSICO CAPITAL GROWTH              Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.        Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadvisor has observed.
                The subadvisor then looks for
                individual companies that are
                expected to offer earnings growth
                potential that may not be recognized
                by the market at large, utilizing a
                "bottom up" stock selection process.
                The Portfolio will normally hold a
                core position of between 35 and 50
                common stocks. The Portfolio may
                hold a limited number of additional
                common stocks at times when the
                portfolio manager is accumulating
                new positions, phasing out and
                replacing existing positions or
                responding to exceptional market
                conditions.
    -----------------------------------------------------------------------
      INTER     AST MFS GLOBAL EQUITY PORTFOLIO:         Massachusetts
    NATIONAL    seeks capital growth. Under normal     Financial Services
     EQUITY     circumstances the Portfolio invests         Company
                at least 80% of its net assets in
                equity securities. The Portfolio may
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations.
    -----------------------------------------------------------------------
    LARGE CAP   AST MFS GROWTH PORTFOLIO: seeks          Massachusetts
     GROWTH     long-term capital growth and future,   Financial Services
                rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio.
    -----------------------------------------------------------------------
     MID CAP    AST MID-CAP VALUE PORTFOLIO: seeks          EARNEST
      VALUE     to provide capital growth by            Partners, LLC;
                investing primarily in                   WEDGE Capital
                mid-capitalization stocks that         Management L.L.P.
                appear to be undervalued. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap(R)
                Value Index during the previous 12
                months based on month-end data.
    -----------------------------------------------------------------------
      FIXED     AST MONEY MARKET PORTFOLIO: seeks         Prudential
     INCOME     high current income and maintain          Investment
                high levels of liquidity. The          Management, Inc.
                Portfolio invests in high-quality
                money market instruments and seeks
                to maintain a stable net asset value
                (NAV) of $1 per share.
    -----------------------------------------------------------------------
      FIXED     AST NEUBERGER BERMAN CORE BOND         Neuberger Berman
     INCOME     PORTFOLIO: seeks to maximize total     Fixed Income LLC
                return consistent with the
                preservation of capital. Under
                normal circumstances the Portfolio
                invests at least 80% of its
                investable assets in bonds and other
                debt securities. All of the debt
                securities in which the Portfolio
                invests will be investment grade
                under normal circumstances.
    -----------------------------------------------------------------------

     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    ------------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
     GROWTH    PORTFOLIO: seeks capital growth.         Management LLC
               Under normal market conditions, the
               Portfolio invests at least 80% of
               its net assets in the common stocks
               of mid-capitalization companies.
               Mid-capitalization companies are
               those companies whose market
               capitalization is within the range
               of market capitalizations of
               companies in the Russell Midcap(R)
               Growth Index. Using fundamental
               research and quantitative analysis,
               the subadvisor looks for
               fast-growing companies with
               above-average sales and competitive
               returns on equity relative to their
               peers.
    ------------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN/LSV MID-CAP            LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital             Management;
               growth. Under normal market             Neuberger Berman
               conditions, the Portfolio invests at     Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. Companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies.
    ------------------------------------------------------------------------
     ASSET     AST NEW DISCOVERY ASSET ALLOCATION     Bradford & Marzec,
     ALLOCA-   PORTFOLIO (formerly AST American           LLC; Brown
      TION     Century Income & Growth Portfolio):      Advisory, LLC;
               seeks total return. Total return is      C.S. McKee, LP;
               comprised of capital appreciation            EARNEST
               and income. Under normal                 Partners, LLC;
               circumstances, approximately 70% of     Epoch Investment
               the Portfolio's assets will be           Partners, Inc.;
               allocated to a combination of          Security Investors,
               domestic and international equity        LLC; Thompson,
               strategies and approximately 30% of     Siegel & Walmsley
               Portfolio's assets will be allocated           LLC
               to certain U.S. fixed-income
               investment strategies and a
               liquidity strategy. Depending upon
               the Portfolio's ability to achieve
               the necessary asset scale, the
               Trust's ability to implement certain
               legal agreements and custody
               arrangements, and market, economic,
               and financial conditions as of the
               Portfolio's commencement of
               operations, it may take several
               weeks for the Portfolio's assets to
               be fully invested in accordance with
               its investment objective and
               policies. During that time, it is
               anticipated that all or a portion of
               the Portfolio's assets will be
               invested in high grade, short term
               debt securities (both fixed and
               floating rate), money market funds,
               short-term bond funds,
               exchange-traded funds, and/or index
               futures contracts. A relatively long
               initial investment period may
               negatively affect the Portfolio's
               investment return and ability to
               achieve its investment objective.
    ------------------------------------------------------------------------
      INTER    AST PARAMETRIC EMERGING MARKETS        Parametric Portfolio
    NATIONAL   EQUITY PORTFOLIO: seeks long-term        Associates LLC
     EQUITY    capital appreciation. The Portfolio
               normally invests at least 80% of its
               net assets in equity securities of
               issuers (i) located in emerging
               market countries, which are
               generally those not considered to be
               developed market countries, or (ii)
               included (or considered for
               inclusion) as emerging markets
               issuers in one or more broad-based
               market indices. Emerging market
               countries are generally countries
               not considered to be developed
               market countries, and therefore not
               included in the MSCI World Index.
               The Portfolio seeks to employ a
               top-down, disciplined and structured
               investment process that emphasizes
               broad exposure and diversification
               among emerging market countries,
               economic sectors and issuers.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO LIMITED MATURITY BOND        Pacific Investment
     INCOME    PORTFOLIO: seeks to maximize total         Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within a
               one-to-three year time-frame based
               on the subadvisor's forecast of
               interest rates. Portfolio holdings
               are concentrated in areas of the
               bond market (based on quality,
               sector, interest rate or maturity)
               that the subadvisor believes to be
               relatively undervalued. The
               Portfolio may invest up to 10% total
               assets in non-investment grade bonds
               which are commonly known as "junk
               bonds".
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
      FIXED     AST PIMCO TOTAL RETURN BOND             Pacific Investment
     INCOME     PORTFOLIO: seeks to maximize total         Management
                return consistent with preservation        Company LLC
                of capital and prudent investment            (PIMCO)
                management. The Portfolio will
                invest, under normal circumstances,
                at least 80% of the value of its net
                assets in fixed income investments,
                which may be represented by forwards
                or derivatives such as options,
                futures contracts, or swap
                agreements. The average portfolio
                duration normally varies within two
                years (+/-) of the duration of the
                Barclay's Capital U.S. Aggregate
                Bond Index. Portfolio holdings are
                concentrated in areas of the bond
                market (based on quality, sector,
                interest rate or maturity) that the
                subadvisor believes to be relatively
                undervalued. The Portfolio may
                invest up to 10% total assets in
                non-investment grade bonds which are
                commonly known as "junk bonds".
    ------------------------------------------------------------------------
      ASSET     AST PRESERVATION ASSET ALLOCATION          Prudential
     ALLOCA-    PORTFOLIO: seeks to obtain a total      Investments LLC;
      TION      return consistent with its specified      Quantitative
                level of risk. The Portfolio               Management
                primarily invests its assets in a        Associates LLC
                diversified portfolio of other
                mutual funds, within the Advanced
                Series Trust and certain affiliated
                money market funds. Under normal
                market conditions, the Portfolio
                will devote approximately 35% of its
                net assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 27.5% to
                42.5%), and 65% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 57.5% to 72.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities, exchange
                traded funds (ETFs), and futures
                contracts, swap agreements and other
                financial and derivative instruments.
    ------------------------------------------------------------------------
      FIXED     AST PRUDENTIAL CORE BOND PORTFOLIO:        Prudential
     INCOME     seeks to maximize total return             Investment
                consistent with the long-term           Management, Inc.
                preservation of capital. The
                Portfolio will invest, under normal
                circumstances, at least 80% of its
                net assets in intermediate and
                long-term debt obligations and high
                quality money market instruments.
                The Portfolio will invest, under
                normal circumstances, at least 80%
                of its net assets in intermediate
                and long-term debt obligations that
                are rated investment grade by the
                major ratings services, or if
                unrated, considered to be of
                comparable quality by the
                subadvisor, and high quality money
                market instruments. Likewise, the
                Portfolio may invest up to 20% of
                its net assets in
                high-yield/high-risk debt securities
                (commonly known as "junk bonds").
                The Portfolio also may invest up to
                20% of its total assets in debt
                securities issued outside the U.S.
                by U.S. or foreign issuers, whether
                or not such securities are
                denominated in the U.S. dollar.
    ------------------------------------------------------------------------
    LARGE CAP   AST QMA US EQUITY ALPHA PORTFOLIO:        Quantitative
      BLEND     seeks long term capital                    Management
                appreciation. The portfolio utilizes     Associates LLC
                a long/short investment strategy and
                will normally invest at least 80% of
                its net assets plus borrowings in
                equity and equity related securities
                of US issuers. The Portfolio seeks
                to produce returns that exceed those
                of its benchmark index, the Russell
                1000(R), which is comprised of
                stocks representing more than 90% of
                the market cap of the US market and
                includes the largest 1000 securities
                in the Russell 3000(R) Index.
    ------------------------------------------------------------------------
      ASSET     AST QUANTITATIVE MODELING PORTFOLIO:      Quantitative
     ALLOCA-    seeks a high potential return while        Management
      TION      attempting to mitigate downside risk     Associates LLC
                during adverse market cycles. The
                Portfolio operates as a
                "fund-of-funds", meaning that the
                Portfolio invests substantially all
                of its assets in a combination of
                other mutual funds. The assets of
                the Portfolio are allocated to a
                capital growth segment and a
                fixed-income segment. Under normal
                circumstances, approximately 75% of
                the Portfolio's net assets
                attributable to the capital growth
                segment are invested in underlying
                portfolios that invest primarily in
                equity securities, while the
                remaining 25% of the Portfolio's net
                assets attributable to the capital
                growth segment are invested in
                underlying portfolios that invest
                primarily in debt securities and
                money market instruments. All of the
                assets attributable to the
                fixed-income segment are invested in
                the AST Investment Grade Bond
                Portfolio, which in turn invests at
                least 80% of its assets in bonds.
                Portfolio assets are normally
                transferred between the capital
                growth segment and the fixed-income
                segment based upon the application
                of a quantitative model to the
                Portfolio's overall net asset value
                (NAV) per share. In general terms,
                the model seeks to transfer
                Portfolio assets from the capital
                growth segment to the fixed-income
                segment when the Portfolio's NAV per
                share experiences certain declines
                and from the fixed- income segment
                to the capital growth segment when
                the Portfolio's NAV per share
                experiences certain increases or
                remains flat over certain periods of
                time.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS MULTI-ASSET WORLD             Schroder
     ALLOCA-    STRATEGIES PORTFOLIO: seeks                Investment
      TION      long-term capital appreciation. The     Management North
                Portfolio seeks to achieve its           America Inc./
                objective through a flexible global         Schroder
                asset allocation approach. This            Investment
                approach entails investing in           Management North
                traditional asset classes, such as        America Ltd.
                equity and fixed-income investments,
                and alternative asset classes, such
                as investments in real estate,
                commodities, currencies, private
                equity, non-investment grade bonds,
                Emerging Market Debt and absolute
                return strategies. The subadvisors
                seek to emphasize the management of
                risk and volatility. Exposure to
                different asset classes and
                investment strategies will vary over
                time based upon the subadvisor's
                assessments of changing market,
                economic, financial and political
                factors and events.
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS GLOBAL TACTICAL               Schroder
      ALLOCA    PORTFOLIO (formerly AST CLS Growth         Investment
      TION      Asset Allocation Portfolio): seeks      Management North
                to outperform its blended                America Inc./
                performance benchmark. The blended          Schroder
                benchmark is comprised of 45%              Investment
                Russell 3000, 12.5% MSCI EAFE (USD      Management North
                Hedged), 12.5% MSCI EAFE (Local),         America Ltd.
                and 30% Barclays Capital U.S.
                Aggregate Bond Index. The Portfolio
                is a multi asset-class fund that
                allocates its assets among various
                regions and countries throughout the
                world, including the United States
                (but in no less than three
                countries). The subadvisors use
                various investment strategies,
                currency hedging, and a global
                tactical asset allocation strategy
                in order to help the Portfolio
                achieve its investment objective.
                Under normal circumstances,
                approximately 70% of the Portfolio's
                net assets are invested to provide
                exposure to equity securities and
                approximately 30% of its net assets
                are invested to provide exposure to
                fixed-income securities. Depending
                on market conditions, such equity
                exposure may range between 60-80% of
                the Portfolio's net assets and such
                fixed-income exposure may range
                between 20-40% of its net assets.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP GROWTH PORTFOLIO:           Eagle Asset
     GROWTH     seeks long-term capital growth. The    Management, Inc.;
                Portfolio pursues its objective by       Emerald Mutual
                investing, under normal                  Fund Advisers
                circumstances, at least 80% of the           Trust
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks      ClearBridge
      VALUE     to provide long-term capital growth    Advisors, LLC; J.P.
                by investing primarily in              Morgan Investment
                small-capitalization stocks that       Management, Inc.;
                appear to be undervalued. The          Lee Munder Capital
                Portfolio invests, under normal            Group, LLC
                circumstances, at least 80% of the
                value of its net assets in small
                capitalization stocks. Small
                capitalization stocks are the stocks
                of companies with market
                capitalization that are within the
                market capitalization range of the
                Russell 2000(R) Value Index at the
                time of purchase. Each subadvisor
                expects to utilize different
                investment strategies to achieve the
                Portfolio's objective.
    ------------------------------------------------------------------------
      ASSET     AST T. ROWE PRICE ASSET ALLOCATION       T. Rowe Price
      ALLOCA    PORTFOLIO: seeks a high level of        Associates, Inc.
      TION      total return by investing primarily
                in a diversified portfolio of equity
                and fixed income securities. The
                Portfolio normally invests
                approximately 60% of its total
                assets in equity securities and 40%
                in fixed income securities. This mix
                may vary over shorter time periods:
                the equity portion may range between
                50-70% and the fixed-income potion
                may range between 30-50%. The
                subadvisor concentrates common stock
                investments in larger, more
                established companies, but the
                Portfolio may include small and
                medium-sized companies with good
                growth prospects. The fixed income
                portion of the Portfolio will be
                allocated among investment grade
                securities, high yield or "junk"
                bonds, emerging market securities,
                foreign high quality debt securities
                and cash reserves.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
    LARGE CAP   AST T. ROWE PRICE EQUITY INCOME          T. Rowe Price
      VALUE     PORTFOLIO (formerly AST                Associates, Inc.
                AllianceBernstein Core Value
                Portfolio): seeks substantial
                dividend income as well as long-term
                growth of capital through
                investments in the common stocks of
                established companies. The Portfolio
                will normally invest at least 80% of
                its net assets (including any
                borrowings for investment purposes)
                in common stocks, with 65% of net
                assets (including any borrowings for
                investment purposes) in
                dividend-paying common stocks of
                well-established companies. The
                Portfolio will typically employ a
                "value" approach in selecting
                investments. T. Rowe Price's
                research team will seek companies
                that appear to be undervalued by
                various measures and may be
                temporarily out of favor but have
                good prospects for capital
                appreciation and dividend growth. In
                selecting investments, T. Rowe Price
                generally will look for companies in
                the aggregate with an established
                operating history, above-average
                dividend yield relative to the S&P
                500 Index, low price/earnings ratio
                relative to the S&P 500 Index, a
                sound balance sheet and other
                positive financial characteristics,
                and low stock price relative to a
                company's underlying value as
                measured by assets, cash flow, or
                business franchises.
    -----------------------------------------------------------------------
      FIXED     AST T. ROWE PRICE GLOBAL BOND            T. Rowe Price
     INCOME     PORTFOLIO: seeks to provide high       Associates, Inc. /
                current income and capital growth by     T. Rowe Price
                investing in high-quality foreign      International Ltd
                and U.S. dollar-denominated bonds.          (TRPIL)
                The Portfolio will normally invest
                at least 80% of its total assets in
                fixed income securities. The
                Portfolio invests in all types of
                bonds, including those issued or
                guaranteed by U.S. or foreign
                governments or their agencies and by
                foreign authorities, provinces and
                municipalities as well as investment
                grade corporate bonds,
                mortgage-related and asset- backed
                securities, and high-yield bonds of
                U.S. and foreign issuers. The
                Portfolio generally invests in
                countries where the combination of
                fixed-income returns and currency
                exchange rates appears attractive,
                or, if the currency trend is
                unfavorable, where the subadvisor
                believes that the currency risk can
                be minimized through hedging. The
                Portfolio may also invest in
                convertible securities, commercial
                paper and bank debt and loan
                participations. The Portfolio may
                invest up to 20% of its assets in
                the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds") and emerging market
                bonds. In addition, the Portfolio
                may invest up to 30% of its assets
                in mortgage-related (including
                mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities. The
                Portfolio may invest in futures,
                swaps and other derivatives in
                keeping with its objective.
    -----------------------------------------------------------------------
    LARGE CAP   AST T. ROWE PRICE LARGE-CAP GROWTH       T. Rowe Price
     GROWTH     PORTFOLIO: seeks long-term growth of   Associates, Inc.
                capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market
                capitalization is larger than the
                median market capitalization of
                companies in the Russell 1000 Growth
                Index as of the time of purchase.
    -----------------------------------------------------------------------
    SPECIALTY   AST T. ROWE PRICE NATURAL RESOURCES      T. Rowe Price
                PORTFOLIO: seeks long-term capital     Associates, Inc.
                growth primarily through investing
                in the common stocks of companies
                that own or develop natural
                resources (such as energy products,
                precious metals and forest products)
                and other basic commodities. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in natural
                resource companies. The Portfolio
                may also invest in non-resource
                companies with the potential for
                growth. The Portfolio looks for
                companies that have the ability to
                expand production, to maintain
                superior exploration programs and
                production facilities, and the
                potential to accumulate new
                resources. Although the Portfolio is
                primarily invested in U.S.
                securities, up to 50% of total
                assets also may be invested in
                foreign securities.
    -----------------------------------------------------------------------

      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUBADVISOR
     ----------------------------------------------------------------------
      ASSET     AST WELLINGTON MANAGEMENT HEDGED          Wellington
      ALLOCA    EQUITY PORTFOLIO: seeks to                Management
       TION     outperform a mix of 50% Russell 3000     Company, LLP
                Index, 20% MSCI EAFE Index, and 30%
                Treasury Bill Index over a full
                market cycle by preserving capital
                in adverse markets utilizing an
                options strategy while maintaining
                equity exposure to benefit from up
                markets through investments in
                Wellington Management's equity
                investment strategies. The Portfolio
                will use a broad spectrum of
                Wellington Management's equity
                investment strategies to invest in a
                broadly diversified portfolio of
                common stocks while also pursuing an
                equity index option overlay
                strategy. The equity index option
                overlay strategy is designed to help
                mitigate capital losses in adverse
                market environments and employs a
                put/spread collar to meet this goal.
                The Portfolio will normally invest
                at least 80% of its assets in common
                stocks of small, medium and large
                companies and may also invest up to
                30% of its assets in equity
                securities of foreign issuers and
                non-dollar denominated securities.
     ----------------------------------------------------------------------
      FIXED     AST WESTERN ASSET CORE PLUS BOND         Western Asset
      INCOME    PORTFOLIO: seeks to maximize total        Management
                return, consistent with prudent             Company
                investment management and liquidity
                needs, by investing to obtain the
                average duration specified for the
                Portfolio. The Portfolio invests,
                under normal circumstances, at least
                80% of the value of its assets in
                debt and fixed-income securities.
                The Portfolio's current target
                average duration is generally 2.5 to
                7 years. The Portfolio pursues this
                objective by investing in all major
                fixed income sectors with a bias
                towards non-Treasuries. The
                Portfolio has the ability to invest
                up to 20% in below investment grade
                securities. Securities rated below
                investment grade are commonly known
                as "junk bonds" or "high yield"
                securities.
     ----------------------------------------------------------------------
               FRANKLIN TEMPLETON VARIABLE INSURANCE
                          PRODUCTS TRUST
     ----------------------------------------------------------------------
     MODERATE   FRANKLIN TEMPLETON VIP FOUNDING        Franklin Templeton
       ALLO     FUNDS ALLOCATION FUND: seeks capital     Services, LLC
      CATION    appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities
                Fund. The Fund is not available as
                an investment option to Owners who
                purchase an Annuity on or after
                April 30, 2012. Owners who have
                purchased an Annuity prior to April
                30, 2012 and have invested in the
                Fund at any time since they have
                owned their Annuity, may continue to
                allocate Purchase Payments to the
                Fund after this date, including
                through Dollar Cost Averaging,
                Automatic Rebalancing, or comparable
                programs. However, Owners should be
                aware that all monies that they have
                invested in the Fund are scheduled
                to be transferred to the AST
                Franklin Templeton Founding Funds
                Allocation Portfolio by way of a
                fund substitution anticipated to
                take place in June 2012, pending the
                receipt of the necessary regulatory
                approvals. Once the fund
                substitution is completed, the Fund
                will no longer be available for
                investments by any Owners.
     ----------------------------------------------------------------------




 WHAT ARE THE FIXED RATE OPTIONS?

 The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.


 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate

 Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME

 In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")-We no longer offer our 6 or 12 Month DCA Program.
 The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.


 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
   . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily

       Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefits, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus benefits or Highest Daily Lifetime 6 Plus benefits) (see below).

   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."


 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

                               FEES AND CHARGES

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under "Summary of Contract Fees and Charges."

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."

 TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.


 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.


 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of this Annuity. Previously, you must have made a minimum initial Purchase Payment of $1,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. In addition, we may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply.

 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity which is age 85. No additional Purchase Payments will be permitted after age 85 for the Annuity. If the Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required minimum distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

..   a change in Beneficiary if the Owner had previously made the designation irrevocable;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.


 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow change of ownership and/or assignments only if the Annuity is held for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us. WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY AT ANY TIME ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND ARE NOT OBLIGATED TO PROCESS ANY SUCH REQUEST WITHIN ANY PARTICULAR TIME FRAME. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If the Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 CONTINGENT ANNUITANT
 Generally, if the Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal or state income tax withholding.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life's Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) and prior to the Owner's 86/th/ birthday. However, purchase payments are not permitted if the Account Value drops to zero.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless the Annuity is held as a Beneficiary Annuity). We call our electronic funds transfer program "Pruco Life's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Purchase Payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

 Currently, we charge $10.00 for each transfer after the twentieth (20/th/) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. We offer Dollar Cost Averaging programs during the accumulation period. In general Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.


 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. PLEASE NOTE THAT IF YOU HAVE ENGAGED A THIRD-PARTY INVESTMENT ADVISOR TO PROVIDE ASSET ALLOCATION SERVICES WITH RESPECT TO YOUR ANNUITY, WE DO NOT ALLOW YOU TO ELECT AN OPTIONAL BENEFIT THAT REQUIRES INVESTMENT IN AN ASSET ALLOCATION PORTFOLIO AND/OR THAT INVOLVES MANDATORY ACCOUNT VALUE TRANSFERS (E.G. HIGHEST DAILY GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.


 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?


 DURING THE ACCUMULATION PERIOD

 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD

 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.


 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata, as just described, based on the Account Value across all your Investment Options. Please note that if you are participating in certain optional living benefits (e.g., Highest Daily Lifetime 6 Plus), systematic withdrawals must be taken pro rata. Ownership changes to and assignment of your Annuity will terminate any systematic withdrawals that had been in effect on the date of the change.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.


 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "What Types of Annuity Options Are Available?" for information on the impact of the minimum Surrender Value at annuitization.


 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. If you request a full surrender, the amount payable will be your Account Value.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. Your Annuity Date must be no later than the first day of the month next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.


 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.


 Please note, you may not annuitize within the first three Annuity Years.

 For Beneficiary Annuities, no payments are available and all references to an Annuity Date are not applicable.

 OPTION 1

 ANNUITY PAYMENTS FOR A FIXED PERIOD: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period.


 OPTION 2
 LIFE INCOME ANNUITY OPTION: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS

 We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.


 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Highest Daily Guaranteed Return Option II (HD GRO II)
 Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/
 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/1/
 Spousal Highest Daily Lifetime Seven Income Benefit/1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
 Highest Daily Lifetime 7 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/ Highest Daily Lifetime 6 Plus Income Benefit
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
 Spousal Highest Daily Lifetime 6 Plus Income Benefit

 (1)No longer available for new elections.



 Here is a general description of each kind of living benefit that exists under this Annuity:
..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You would select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.
..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. UNDER ANY OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFITS (E.G., HIGHEST DAILY LIFETIME 6
    PLUS), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS.


 FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.


 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.


 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE THIS BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).


 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS

 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/
 We no longer permit new elections of Highest Daily GRO.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.


 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, and additional Purchase Payments as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect Highest Daily GRO (or any other currently available living benefit, which is available to be added post issue) on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the permitted Sub-accounts according to a predetermined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix D of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".


 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST formula and bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.


 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-Account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.


 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.

..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).


 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available for new elections. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.
..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).


 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The basic Death Benefit will terminate if withdrawals taken under the
    Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF THE BENEFIT

 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.


 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.


 You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-Account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-Account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value.

 If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT

 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.


 Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.


 Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of

 $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of
    the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THIS BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME, AND ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your

 Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE

 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Total Protected
    Withdrawal Value;
..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

 Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.
 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C (page C-2). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

 Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)
 Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. Highest Daily Lifetime Seven is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.


 Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual

 Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual

 Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE      ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the
    Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

 If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR
 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven with LIA benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with LIA benefit and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income

 Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.


 Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime

 Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE      ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

 If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION
 There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven with BIO benefit, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA FOR HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E (page E-4). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

 It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

 Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section of this prospectus.


 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit.

 If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older.


 Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply.

 Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79,
 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.


 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 7 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.


 If you elected this death benefit, you may not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR

 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA is based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.


 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus is no longer available for election. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits".

 Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this Prospectus.


 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)All adjusted Purchase Payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50
 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.


 Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   .   The Account Value at benefit election was $105,000
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.


 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first

 Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and
    (c)all purchase payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00           $119,000.00            $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00           $113,986.95            $5,699.35
November 30, 2009   $113,000.00           $113,986.95            $5,699.35
December 01, 2009   $119,000.00           $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Highest Daily Lifetime 6
    Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime
    6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.


 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.


 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the

 "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.


 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.


 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the "Bond Sub-account"), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR
 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the

 "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.


 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment.


 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives

 ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.


 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments made within one year following the effective date of the benefit; and
    (c)all purchase payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.


 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00           $119,000.00            $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00           $113,986.95            $5,699.35
November 30, 2009   $113,000.00           $113,986.95            $5,699.35
December 01, 2009   $119,000.00           $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE

 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death
    Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior

 Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.


 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.


 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 The Annuity provides a Death Benefit during its accumulation period. IF THE ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF THE ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT

 The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).


 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contigent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

 The basic Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional death benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. YOU MAY ELECT ONE OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT

 If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY MAY NOT BE AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.


 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner's date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


 THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT OR ELECT SPOUSAL LIFETIME FIVE, OR SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR THE BIO FEATURE OF HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" is calculated.

 KEY TERMS USED WITH THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.
   . The Anniversary Value is the Account Value in the Sub-accounts as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If the Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If the Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If the Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

       THE HIGHEST DAILY VALUE DEATH BENEFIT WAS NOT AVAILABLE IF YOU ELECTED HIGHEST DAILY GRO, SPOUSAL LIFETIME FIVE, HIGHEST DAILY LIFETIME FIVE, HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING BIO OR LIA), SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING BIO), OR THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   .   The Highest Daily Value equals the highest of all previous "Daily
       Values" less proportional withdrawals since such date and plus any Purchase Payments since such date.
   .   The Daily Value is the Account Value as of the end of each Valuation
       Day. The Daily Value on the Issue Date is equal to your Purchase Payment.
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

 The Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected the Combination 5% Roll-up and HAV Death Benefit, and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where a Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.80% per year of the average daily net assets of the Sub-accounts. For elections of the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.


 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and BEFORE the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

   . If you die before a designated beneficiary is named and AFTER the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.
   . The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No Fixed Rate Options will be offered.

   .   No additional Purchase Payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.
   . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution.
       If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 In addition to the materials referenced above, the beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative beneficiary designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial purchase payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.


 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

 See the section entitled "Managing Your Annuity - Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with any interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?".

 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA.

 This discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity was issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME

 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.


 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. For partial exchanges that occurred prior to October 24, 2011, the provisions of Revenue Procedure 2008-24 will continue to apply if there is a surrender or distribution within 12 months of the date on which the partial exchange was completed. Under Revenue Procedure 2008-24, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.


 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.


 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2012 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;

..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $50,000 in 2012 ($49,000 in 2011) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2012, this limit is $250,000 ($245,000 for 2011);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,000 in 2012 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,000 in 2012. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;

..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011. As of 2012, this provision expired and has not been extended. It is possible Congress will extend this provision retroactively to include some or all of 2012.


 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, as sole primary beneficiary, the contract may be continued with your spouse as the Owner.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple
    Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHAT IS PRUCO LIFE?
 Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2011, non-affiliated entities that could be deemed service providers to Pruco Life and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis,
 IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood,
 NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance

 Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12/th/ Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513.


 WHAT IS THE SEPARATE ACCOUNT?
 THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE
 Pruco Life and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.


 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee as of December 31, 2011 that we receive is equal to 0.40% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.


 During 2011, with regard to amounts that were paid under these kinds of arrangements, described immediately above, the amounts ranged from approximately $125 to approximately $789,756. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.

 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for the Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.


 Under the selling agreements commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.00%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker-dealers).
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2011) received payment with respect to our annuity business during 2011 (or as to which a payment amount was accrued during 2011). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2011, the least amount paid, and greatest amount paid, were $19.35 and $6,443,077.91, respectively.

 NAME OF FIRM:



  1st Global Capital Corp.
  1934 Group
  Aaron Industries
  Advantage Fire Sprinkler Co.
  Aegon Transamerica
  A.G. Edwards & Sons, Inc.
  Afore ING
  AIG Financial Advisors Inc
  Allen & Company of Florida, Inc.
  Alliance Bernstein L.P.
  Allstate Financial Srvcs, LLC
  American Century
  American Independent Marketing
  AMERICAN PORTFOLIO FIN SVCS INC
  Ameriprise Financial, Inc. Total
  Ameritas Investment Corp.
  ANCHOR BAY SECURITIES, LLC
  ARETE WEALTH MANAGEMENT
  Arlington Securities, Inc.
  Arque Capital, Ltd.
  ARVEST ASSET MANAGEMENT
  ASKAR CORPORATION
  AUSDAL FINANCIAL PARTNERS, INC.
  AXA Advisors, LLC
  BancorpSouth Investment Services, Inc.
  Banc of America Invest.Svs(SO)
  BBVA Compass Investment Solutions, Inc.
  Ballew Investments
  Bank of the West
  Battery Ventures
  BB&T Investment Services, Inc.
  BCG Companies
  BCG Securities, Inc.
  Beaconsfield Financial Services
  Berthel Fisher & Company
  BlackRock Financial Management Inc.
  Broker Dealer Financial Services
  Brookstone Financial Services
  Brown Builders
  Cadaret, Grant & Co., Inc.
  Calton & Associates, Inc.
  Cambridge Investment Research, Inc.
  Cambridge Legacy Securities, LLC
  Cantella & Co., Inc.
  CAPE SECURITIES, INC.
  Capital Advisors
  Capital Analysts
  Capital Financial Services, Inc.
  CAPITAL GROWTH RESOURCES
  Capital Guardian
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capital Securities Management
  Castner Josephs Retirement Group
  CBIZ
  CCF Investments, Inc.
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Charter One Bank (Cleveland)
  Chase Investment Services
  Citigroup Global Markets Inc.
  Citizens Bank and Trust Company
  Clairmont Oaks
  CLS Investments
  COMERICA SECURITIES, INC.
  Commonwealth Financial Network
  Compak Securities
  Compass Bank Wealth Management Group
  Crescent Securities Group
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  D.A. Davidson
  David A. Noyes & Company
  Delta Equity
  Dempsey Lord Smith, LLC
  Deutsche Bank
  DeWaay Financial Network, LLC
  Eaton Vance
  EDI Financial
  Edward Jones & Co.
  ELLIOTT DAVIS BROKERAGE SERVICES, LLC
  Equitrust
  Equity Services, Inc.
  ESSEX FINANCIAL SERVICES, INC.
  Evergreen Consulting
  Federated Investors
  Fidelity Investments
  Fifth Third Securities, Inc.
  FINANCIAL ADVISERS OF AMERICA LLC
  Financial Network Investment
  Financial Planning Consultants
  Financial Security Management, Inc.
  Financial Telesis Inc.
  Financial West Group
  Fintegra, LLC
  First Allied Securities Inc
  First American Insurance Underwriters (FAIU)
  First Brokerage America, LLC
  FIRST CITIZENS INVESTOR SERVICES INC
  First Financial Equity Corp.
  First Heartland Capital, Inc.
  First Merit Investments
  First Southeast Investor Services
  First State Financial Management
  First Tennessee Brokerage, Inc
  First Trust Portfolios L.P.
  First Western Advisors
  Florida Investment Advisers
  Foothill Securities, Inc.
  Forrester Research
  Fortune Financial Services, Inc.
  Franklin Templeton
  FROST BROKERAGE SERVICES
  FSC Securities Corp.
  G.A. Repple & Company
  GATX Southern Star Agency
  Garden State Securities, Inc.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corporation
  Girard Securities, Inc.
  Golden Years Advisors
  Goldman Sachs & Co.
  Great American Advisors, Inc.
  Great American Investors, Inc.
  GWN Securities, Inc.
  H. Beck, Inc.
  HBW SECURITIES LLC
  HD Associates
  H.D. Vest Investment
  Hantz Financial Services,Inc.
  HARBOR FINANCIAL SERVICES LLC
  Harbour Investments, Inc.
  Harmon Dennis Bradshaw
  Hartford Life Insurance Company
  Harvest Capital, LLC
  Hazard & Siegel, Inc.
  Heim, Young & Associates, Inc.
  Horizon Investments
  Hornor, Townsend & Kent, Inc.
  HSBC
  Huntleigh Securities
  ICC
  IMS Securities
  Independent Financial Grp, LLC
  IFS (Industry Fund Services)
  Impact Speakers
  Infinex Investments, Inc.
  ING Financial Partners, LLC
  Institutional Securities Corp.
  INTERCAROLINA FINANCIAL SERVICES, INC.
  Intersecurities, Inc
  Intervest International Equities Corp.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Investors Security Co, Inc.
  ISG Equity Sales
  JHS Capital
  J.J.B. Hilliard Lyons, Inc.
  J.P. Morgan
  J.P. Turner & Company, LLC

  J.W. Cole Financial, Inc.
  Jack Cramer & Associates
  Janney Montgomery Scott, LLC.
  Jennison Associates, LLC
  John Hancock
  Key Bank
  KEY INVESTMENT SERVICES LLC
  Klosterman Baking
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  LaSalle St. Securities, LLC
  Leaders Group Inc.
  Legend Equities Corporation
  Legg Mason
  Leigh Baldwin & Company, LLC
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lord Abbett
  LPL Financial Corporation
  LSG Financial Services
  M3 Insurance Solutions, Inc.
  M Holdings Securities, Inc
  Main Street Securities, LLC
  Mason Wells
  Merrill Lynch, P,F,S
  Merritt Wealth Strategies
  MetLife
  MFS
  Michigan Securities, Inc.
  Mid-Atlantic Capital Corp.
  Milkie Ferguson Investments
  MML Investors Services, Inc.
  Money Concepts Capital Corp.
  Montgomery Agency
  Morgan Keegan & Company
  Morgan Stanley Smith Barney
  MTL Equity Products, Inc.
  Multi Financial Securities Crp
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  Navigator Financial
  Neuberger Berman
  New Alliance Bank
  New England Securities Corp.
  New York Life
  Newbridge Securities Corp.
  Newport Coast Securities
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North Ridge Securities Corp.
  NPB Financial Group, LLC
  OneAmerica Securities, Inc.
  One Resource Group
  OPPENHEIMER & CO, INC.
  Pacific West Securities, Inc.
  Packerland Brokerage Services, Inc.
  Park Avenue Securities, LLC
  Paulson Investment Co., Inc.
  PIMCO
  PlanMember Securities Corp.
  PNC Investments, LLC
  Presidential Brokerage, Inc.
  Prime Capital Services, Inc.
  PRIMEVEST FINANCIAL SERVICES
  Principal Financial Group
  Princor Financial Services Corp.
  Private Client Services, LLC
  ProEquities
  Prospera Financial Services, Inc.
  Pruco Securities, LLC
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Quest Financial Services
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC CAPITAL MARKETS CORPORATION
  Resource Horizons Group
  Ridgeway & Conger, Inc.
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Royal Bank of Scotland
  Sagemark Consulting
  SAGEPOINT FINANCIAL, INC.
  Sage Rutty & Co., Inc.
  Sammons Securities Co., LLC
  Sanders Morris Harris Inc.
  SAUNDERS RETIREMENT ADVISORS INC
  SCF Securities, Inc.
  Schroders Investment Management
  Scott & Stringfellow, Inc.
  Seacoast Capital
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  Silver Oaks Securities
  SMH Capital, Inc.
  Southwest Securities, Inc.
  SPIRE SECURITIES LLC
  STERLING MONROE SECURITIES LLC
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co.
  STRATEGIC FIN ALLIANCE INC
  Summit Brokerage Services, Inc
  Summit Equities, Inc.
  Summit Financial
  Sunset Financial Services, Inc
  SunTrust Investment Services, Inc.
  SWBC Investment Services
  SWS Financial Services, Inc
  SYMETRA INVESTMENT SERVICES INC
  Syndicated
  T. Rowe Price Group, Inc.
  TFS Securities, Inc.
  The Capital Group Securities, Inc.
  The Investment Center
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  The Wharton School
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  UNIONBANC INVESTMENT SERV, LLC
  United Planners Fin. Serv.
  USA Financial Securities Corp.
  US Bank
  UVEST Fin'l Srvcs Group, Inc.
  VALIC Financial Advisors, Inc
  Valmark Securities, Inc.
  Veritrust Financial LLC
  VFinance Investments
  VSR Financial Services, Inc.
  WADDELL & REED INC.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  WAYNE HUMMER INVESTMENTS LLC
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  WELLS FARGO ADVISORS LLC - WEALTH
  WFG Investments, Inc.
  Wilbanks Securities, Inc.
  Williams Financial Group
  Woodbury Financial Services
  Woodstock Financial
  Workman Securities Corporation
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours.
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our business. Our pending legal and regulatory actions may include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We are subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our operations, including claims for breach of contract. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add Pruco Life as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

 In July 2010, Pruco Life, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life received a similar request for information from the State of Connecticut Attorney General's Office. Pruco Life is cooperating with these investigations. Pruco Life has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life. The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life. The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance ("NYDOI") has requested that 172 life insurers (including Pruco Life) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Pruco Life that it intends to conduct an audit of Pruco Life's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life's use of the SSMDF and its claim handling procedures and Pruco Life is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life's unclaimed property procedures.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Separate Account Financial Information
..   Financial Statements
..   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Highest Daily Lifetime 7 Plus), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                               PREMIER BB SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (0.95%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.06659        $10.31586                0
    01/01/2008 to 12/31/2008                             $10.31586         $6.96618          195,001
    01/01/2009 to 12/31/2009                              $6.96618         $8.58144        1,695,551
    01/01/2010 to 12/31/2010                              $8.58144         $9.51773        2,586,120
    01/01/2011 to 12/31/2011                              $9.51773         $9.17759        2,017,812
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.05197        $10.41479                0
    01/01/2008 to 12/31/2008                             $10.41479         $7.24201           11,654
    01/01/2009 to 12/31/2009                              $7.24201         $9.05337          464,608
    01/01/2010 to 12/31/2010                              $9.05337        $10.19733          656,060
    01/01/2011 to 12/31/2011                             $10.19733        $10.11274          529,872
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.12234         $9.65067                0
    01/01/2008 to 12/31/2008                              $9.65067         $6.23830                0
    01/01/2009 to 12/31/2009                              $6.23830         $7.27792           12,322
    01/01/2010 to 12/31/2010                              $7.27792         $8.20758           16,382
    01/01/2011 to 12/31/2011                              $8.20758         $8.42084           15,287
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.06752        $10.34212                0
    01/01/2008 to 12/31/2008                             $10.34212         $7.30442          198,000
    01/01/2009 to 12/31/2009                              $7.30442         $8.92139        1,822,226
    01/01/2010 to 12/31/2010                              $8.92139         $9.92564        2,439,458
    01/01/2011 to 12/31/2011                              $9.92564         $9.71275        2,004,258
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99922         $9.21130           21,551
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.11333         $9.77597                0
    01/01/2008 to 12/31/2008                              $9.77597         $6.07176                0
    01/01/2009 to 12/31/2009                              $6.07176         $7.11289            6,666
    01/01/2010 to 12/31/2010                              $7.11289         $7.92255           10,429
    01/01/2011 to 12/31/2011                              $7.92255         $7.80945          237,145

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.08995        $10.30505                0
    01/01/2008 to 12/31/2008                                $10.30505         $6.64146           45,673
    01/01/2009 to 12/31/2009                                 $6.64146         $8.24537        1,079,337
    01/01/2010 to 12/31/2010                                 $8.24537         $9.26015        1,656,686
    01/01/2011 to 12/31/2011                                 $9.26015         $8.95045        1,199,519
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.09947         $6.73005            3,845
    01/01/2009 to 12/31/2009                                 $6.73005         $8.45678          223,684
    01/01/2010 to 12/31/2010                                 $8.45678         $9.57880          628,417
    01/01/2011 to 12/31/2011                                 $9.57880         $9.26213          493,793
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.08129         $7.38211            7,374
    01/01/2009 to 12/31/2009                                 $7.38211         $9.02287          331,768
    01/01/2010 to 12/31/2010                                 $9.02287        $10.00316          692,508
    01/01/2011 to 12/31/2011                                $10.00316         $9.72904          575,599
-------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.13689         $8.83630                0
    01/01/2008 to 12/31/2008                                 $8.83630         $5.68513                0
    01/01/2009 to 12/31/2009                                 $5.68513         $7.42970           34,102
    01/01/2010 to 12/31/2010                                 $7.42970         $9.47132           67,888
    01/01/2011 to 12/31/2011                                 $9.47132        $10.00060           36,250
-------------------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.07184         $8.92754                0
    01/01/2008 to 07/18/2008                                 $8.92754         $8.21190                0
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.08753        $10.25602                0
    01/01/2008 to 12/31/2008                                $10.25602         $5.67996                0
    01/01/2009 to 12/31/2009                                 $5.67996         $7.46424           35,575
    01/01/2010 to 12/31/2010                                 $7.46424         $9.80048           45,222
    01/01/2011 to 12/31/2011                                 $9.80048         $8.43542           65,507
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.10380         $7.54313            4,982
    01/01/2009 to 12/31/2009                                 $7.54313         $9.05850          293,684
    01/01/2010 to 12/31/2010                                 $9.05850        $10.16876          416,915
    01/01/2011 to 12/31/2011                                $10.16876         $9.82411          304,355
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.05173        $10.20285                0
    01/01/2008 to 12/31/2008                                $10.20285         $6.62128           64,733
    01/01/2009 to 12/31/2009                                 $6.62128         $8.12332        1,102,546
    01/01/2010 to 12/31/2010                                 $8.12332         $9.20264        1,708,273
    01/01/2011 to 12/31/2011                                 $9.20264         $8.97898        1,418,491
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.06865        $10.27465                0
    01/01/2008 to 12/31/2008                                $10.27465         $6.03458          114,347
    01/01/2009 to 12/31/2009                                 $6.03458         $7.53045        2,494,087
    01/01/2010 to 12/31/2010                                 $7.53045         $8.87835        2,018,232
    01/01/2011 to 12/31/2011                                 $8.87835         $8.24842        1,329,752
-------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                $9.99923         $7.49765                0
    01/01/2009 to 11/13/2009                                 $7.49765         $8.43826                0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.17590         $6.13365               0
    01/01/2009 to 12/31/2009                                      $6.13365         $8.20856          28,458
    01/01/2010 to 12/31/2010                                      $8.20856         $9.77374          76,228
    01/01/2011 to 12/31/2011                                      $9.77374         $9.19397          51,545
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                     $10.14256        $10.22534               0
    01/01/2008 to 12/31/2008                                     $10.22534         $6.05017             686
    01/01/2009 to 12/31/2009                                      $6.05017         $8.95378          47,491
    01/01/2010 to 12/31/2010                                      $8.95378         $9.78196          61,405
    01/01/2011 to 12/31/2011                                      $9.78196         $9.30653          37,335
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    09/04/2007 to 12/31/2007                                     $10.09280        $10.03493               0
    01/01/2008 to 12/31/2008                                     $10.03493         $5.89577               0
    01/01/2009 to 12/31/2009                                      $5.89577         $6.96102          27,761
    01/01/2010 to 12/31/2010                                      $6.96102         $7.78412          64,426
    01/01/2011 to 12/31/2011                                      $7.78412         $7.28539          41,449
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                     $10.15658        $10.23027               0
    01/01/2008 to 12/31/2008                                     $10.23027         $6.00005               0
    01/01/2009 to 12/31/2009                                      $6.00005         $9.33692          70,456
    01/01/2010 to 12/31/2010                                      $9.33692        $11.08267          89,357
    01/01/2011 to 12/31/2011                                     $11.08267        $10.65163          70,408
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.03411         $7.66463               0
    01/01/2009 to 12/31/2009                                      $7.66463         $9.63100          27,353
    01/01/2010 to 12/31/2010                                      $9.63100        $12.09399          46,565
    01/01/2011 to 12/31/2011                                     $12.09399        $12.13624          36,730
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007                                     $10.02275        $10.21584               0
    01/01/2008 to 12/31/2008                                     $10.21584         $7.53483             277
    01/01/2009 to 12/31/2009                                      $7.53483        $10.11761          40,115
    01/01/2010 to 12/31/2010                                     $10.11761        $11.37540          50,364
    01/01/2011 to 12/31/2011                                     $11.37540        $11.62601          43,841
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                    $10.11199         $7.17421           1,538
    01/01/2009 to 12/31/2009                                      $7.17421         $9.00186         325,179
    01/01/2010 to 12/31/2010                                      $9.00186        $10.14915         540,567
    01/01/2011 to 12/31/2011                                     $10.14915         $9.99655         409,460
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                    $10.08947         $7.65257           9,371
    01/01/2009 to 12/31/2009                                      $7.65257         $9.35317         590,728
    01/01/2010 to 12/31/2010                                      $9.35317        $10.33964         777,492
    01/01/2011 to 12/31/2011                                     $10.33964        $10.19050         638,763
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                     $10.07670        $10.90566               0
    01/01/2008 to 12/31/2008                                     $10.90566         $5.37648               0
    01/01/2009 to 12/31/2009                                      $5.37648         $7.20534          14,079
    01/01/2010 to 12/31/2010                                      $7.20534         $8.17224          37,914
    01/01/2011 to 12/31/2011                                      $8.17224         $7.04917          25,897

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                              $10.07811        $10.29995               0
    01/01/2008 to 12/31/2008                              $10.29995         $5.71342               0
    01/01/2009 to 12/31/2009                               $5.71342         $7.38580          10,732
    01/01/2010 to 12/31/2010                               $7.38580         $8.12705          22,832
    01/01/2011 to 12/31/2011                               $8.12705         $7.04041          16,108
-----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007                              $10.04798         $9.67817               0
    01/01/2008 to 12/31/2008                               $9.67817         $7.89813          65,157
    01/01/2009 to 12/31/2009                               $7.89813         $9.54661         345,006
    01/01/2010 to 12/31/2010                               $9.54661        $10.14890         355,114
    01/01/2011 to 12/31/2011                              $10.14890        $10.07694         312,284
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                             $10.08461        $10.30032           4,637
    01/01/2010 to 12/31/2010                              $10.30032        $11.35800           9,584
    01/01/2011 to 12/31/2011                              $11.35800        $11.32571           9,186
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                             $10.14599        $10.31013               0
    01/01/2010 to 12/31/2010                              $10.31013        $11.61473           9,931
    01/01/2011 to 12/31/2011                              $11.61473        $10.83000           6,162
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007                              $10.07264        $10.31305               0
    01/01/2008 to 12/31/2008                              $10.31305         $5.98845           1,004
    01/01/2009 to 12/31/2009                               $5.98845         $8.06067         147,429
    01/01/2010 to 12/31/2010                               $8.06067         $8.55743         262,007
    01/01/2011 to 12/31/2011                               $8.55743         $7.70131         171,759
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                              $10.09192         $9.53826               0
    01/01/2008 to 12/31/2008                               $9.53826         $5.52836             715
    01/01/2009 to 12/31/2009                               $5.52836         $6.54070           2,284
    01/01/2010 to 12/31/2010                               $6.54070         $7.33176           3,565
    01/01/2011 to 12/31/2011                               $7.33176         $6.95898          11,491
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    09/04/2007 to 12/31/2007                              $10.02378        $10.20793               0
    01/01/2008 to 12/31/2008                              $10.20793         $7.76055               0
    01/01/2009 to 12/31/2009                               $7.76055        $10.34765          32,817
    01/01/2010 to 12/31/2010                              $10.34765        $11.62531          28,690
    01/01/2011 to 12/31/2011                              $11.62531        $12.68720          37,674
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                              $10.12164        $10.64795               0
    01/01/2008 to 12/31/2008                              $10.64795         $5.94262               0
    01/01/2009 to 12/31/2009                               $5.94262         $7.63844          77,541
    01/01/2010 to 12/31/2010                               $7.63844         $9.06112         138,248
    01/01/2011 to 12/31/2011                               $9.06112         $8.89389          83,404
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007                              $10.06369        $10.30571               0
    01/01/2008 to 12/31/2008                              $10.30571         $6.73879               0
    01/01/2009 to 12/31/2009                               $6.73879         $8.77866          20,622
    01/01/2010 to 12/31/2010                               $8.77866         $9.74368          33,637
    01/01/2011 to 12/31/2011                               $9.74368         $9.34971          26,015

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.11719        $10.64938               0
    01/01/2008 to 12/31/2008                             $10.64938         $6.71953               0
    01/01/2009 to 12/31/2009                              $6.71953         $8.27409          61,804
    01/01/2010 to 12/31/2010                              $8.27409         $9.24407          77,205
    01/01/2011 to 12/31/2011                              $9.24407         $9.10275          60,192
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.10937         $9.77430               0
    01/01/2008 to 12/31/2008                              $9.77430         $5.99099               0
    01/01/2009 to 12/31/2009                              $5.99099         $8.24232          31,617
    01/01/2010 to 12/31/2010                              $8.24232        $10.09232          43,734
    01/01/2011 to 12/31/2011                             $10.09232         $9.65238          34,650
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.00032        $10.12248               0
    01/01/2008 to 12/31/2008                             $10.12248        $10.27876          45,213
    01/01/2009 to 12/31/2009                             $10.27876        $10.20701         141,587
    01/01/2010 to 12/31/2010                             $10.20701        $10.11305          88,047
    01/01/2011 to 12/31/2011                             $10.11305        $10.02015         111,019
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.15148        $10.12771               0
    01/01/2008 to 12/31/2008                             $10.12771         $5.79288             710
    01/01/2009 to 12/31/2009                              $5.79288         $8.07076          21,365
    01/01/2010 to 12/31/2010                              $8.07076         $9.86839          49,460
    01/01/2011 to 12/31/2011                              $9.86839         $9.53267          37,382
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02913        $10.08325               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.15181        $10.39318               0
    01/01/2008 to 12/31/2008                             $10.39318         $5.84957               0
    01/01/2009 to 12/31/2009                              $5.84957         $7.52062          26,354
    01/01/2010 to 12/31/2010                              $7.52062         $9.58626          64,735
    01/01/2011 to 12/31/2011                              $9.58626         $9.65625          44,758
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.15218        $10.91540               0
    01/01/2008 to 12/31/2008                             $10.91540         $6.21307             320
    01/01/2009 to 12/31/2009                              $6.21307         $7.54341          19,291
    01/01/2010 to 12/31/2010                              $7.54341         $8.98688          57,577
    01/01/2011 to 04/29/2011                              $8.98688        $10.10386               0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                            $10.10196         $5.59224               0
    01/01/2009 to 12/31/2009                              $5.59224         $9.22419          58,905
    01/01/2010 to 12/31/2010                              $9.22419        $11.17229         111,873
    01/01/2011 to 12/31/2011                             $11.17229         $8.82379          74,887
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007                              $9.99896        $10.32312               0
    01/01/2008 to 12/31/2008                             $10.32312        $10.34015               0
    01/01/2009 to 12/31/2009                             $10.34015        $11.29070          32,086
    01/01/2010 to 12/31/2010                             $11.29070        $11.62048          59,784
    01/01/2011 to 12/31/2011                             $11.62048        $11.76998          65,001

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007                                 $9.99896        $10.51157                0
    01/01/2008 to 12/31/2008                                $10.51157        $10.17735           14,478
    01/01/2009 to 12/31/2009                                $10.17735        $11.74768          485,152
    01/01/2010 to 12/31/2010                                $11.74768        $12.53525        1,460,145
    01/01/2011 to 12/31/2011                                $12.53525        $12.81194          649,826
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.03430        $10.38771                0
    01/01/2008 to 12/31/2008                                $10.38771         $8.28489           90,185
    01/01/2009 to 12/31/2009                                 $8.28489         $9.85136          679,917
    01/01/2010 to 12/31/2010                                 $9.85136        $10.79028          776,294
    01/01/2011 to 12/31/2011                                $10.79028        $10.79528          781,347
-------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.01914        $10.08316            3,780
-------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.09013         $9.72652                0
    01/01/2008 to 12/31/2008                                 $9.72652         $5.90465            1,351
    01/01/2009 to 12/31/2009                                 $5.90465         $7.12555           23,271
    01/01/2010 to 12/31/2010                                 $7.12555         $8.12069           53,495
    01/01/2011 to 12/31/2011                                 $8.12069         $8.32239           31,614
-------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99922         $8.94305                0
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.06858        $10.31471                0
    01/01/2008 to 12/31/2008                                $10.31471         $7.13279           18,754
    01/01/2009 to 12/31/2009                                 $7.13279         $9.00260          400,541
    01/01/2010 to 12/31/2010                                 $9.00260         $9.97127          732,659
    01/01/2011 to 12/31/2011                                 $9.97127         $9.54361          571,765
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.09199         $9.98578                0
    01/01/2008 to 12/31/2008                                 $9.98578         $6.42979              317
    01/01/2009 to 12/31/2009                                 $6.42979         $8.52896            6,222
    01/01/2010 to 12/31/2010                                 $8.52896        $11.52551           18,460
    01/01/2011 to 12/31/2011                                $11.52551        $11.30541           10,499
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.08602         $9.35483                0
    01/01/2008 to 12/31/2008                                 $9.35483         $6.51294                0
    01/01/2009 to 12/31/2009                                 $6.51294         $8.19364            2,834
    01/01/2010 to 12/31/2010                                 $8.19364        $10.22630            3,458
    01/01/2011 to 12/31/2011                                $10.22630         $9.52482            2,413
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.06400        $10.13341                0
    01/01/2008 to 12/31/2008                                $10.13341         $7.43372           44,146
    01/01/2009 to 12/31/2009                                 $7.43372         $9.14121        1,627,204
    01/01/2010 to 12/31/2010                                 $9.14121        $10.09973        2,122,673
    01/01/2011 to 12/31/2011                                $10.09973        $10.20317        1,821,475
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.09071         $9.46370                0
    01/01/2008 to 12/31/2008                                 $9.46370         $5.44810                0
    01/01/2009 to 12/31/2009                                 $5.44810         $6.68122           65,869
    01/01/2010 to 12/31/2010                                 $6.68122         $7.49480          110,457
    01/01/2011 to 12/31/2011                                 $7.49480         $7.30270           76,760

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007                                 $9.98226        $10.56480                0
    01/01/2008 to 12/31/2008                                $10.56480        $10.21052                0
    01/01/2009 to 12/31/2009                                $10.21052        $11.33989           32,898
    01/01/2010 to 12/31/2010                                $11.33989        $11.87841           54,958
    01/01/2011 to 12/31/2011                                $11.87841        $12.25190           48,180
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.14451        $10.03189                0
    01/01/2008 to 12/31/2008                                $10.03189         $5.90610                0
    01/01/2009 to 12/31/2009                                 $5.90610         $8.97301           63,039
    01/01/2010 to 12/31/2010                                 $8.97301        $10.29382          100,448
    01/01/2011 to 12/31/2011                                $10.29382        $10.02418           61,045
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.21239        $11.55622                0
    01/01/2008 to 12/31/2008                                $11.55622         $5.72528                0
    01/01/2009 to 12/31/2009                                 $5.72528         $8.47028          101,887
    01/01/2010 to 12/31/2010                                 $8.47028        $10.10665          195,900
    01/01/2011 to 12/31/2011                                $10.10665         $8.51814          124,134
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.10431        $10.24870                0
    01/01/2008 to 12/31/2008                                $10.24870         $5.85514           15,271
    01/01/2009 to 12/31/2009                                 $5.85514         $7.44914          129,057
    01/01/2010 to 12/31/2010                                 $7.44914         $8.45893          160,114
    01/01/2011 to 12/31/2011                                 $8.45893         $8.08980          326,350
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99922         $9.98834                0
    01/01/2008 to 12/31/2008                                 $9.98834         $9.37876            2,182
    01/01/2009 to 12/31/2009                                 $9.37876        $10.37104           62,843
    01/01/2010 to 12/31/2010                                $10.37104        $11.07461           95,717
    01/01/2011 to 12/31/2011                                $11.07461        $11.63134          195,174
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07831         $6.67497           57,159
    01/01/2009 to 12/31/2009                                 $6.67497         $8.60007        1,125,817
    01/01/2010 to 12/31/2010                                 $8.60007         $9.39149        1,679,091
    01/01/2011 to 12/31/2011                                 $9.39149         $9.14780        1,059,201



 *  Denotes the start date of these sub-accounts

                               PREMIER BB SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS (2.35%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.75834         $9.43986        4,252,347
    01/01/2010 to 12/31/2010                              $9.43986        $10.32669        4,627,984
    01/01/2011 to 12/31/2011                             $10.32669         $9.82155        4,134,047

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.76909         $9.59354        1,512,563
    01/01/2010 to 12/31/2010                          $9.59354        $10.65815        1,845,579
    01/01/2011 to 12/31/2011                         $10.65815        $10.42545        1,631,826
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $6.80294         $8.40065            9,247
    01/01/2010 to 12/31/2010                          $8.40065         $9.34431           11,631
    01/01/2011 to 12/31/2011                          $9.34431         $9.45612           18,869
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $8.07145         $9.68123        6,554,519
    01/01/2010 to 12/31/2010                          $9.68123        $10.62384        7,582,411
    01/01/2011 to 12/31/2011                         $10.62384        $10.25414        6,755,067
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $9.99745         $9.12583        2,850,644
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.03025         $8.86726            8,484
    01/01/2010 to 12/31/2010                          $8.86726         $9.74163            3,574
    01/01/2011 to 12/31/2011                          $9.74163         $9.47142            5,605
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                          $9.66533         $9.33072                0
    01/01/2010 to 12/31/2010                          $9.33072        $10.08070                0
    01/01/2011 to 12/31/2011                         $10.08070        $10.79913                0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                         $11.29399        $10.99506          157,323
    01/01/2010 to 12/31/2010                         $10.99506        $11.94428           79,553
    01/01/2011 to 12/31/2011                         $11.94428        $13.25529           38,886
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                         $11.25511        $10.86376           55,243
    01/01/2010 to 12/31/2010                         $10.86376        $11.82023          117,733
    01/01/2011 to 12/31/2011                         $11.82023        $13.39413           94,375
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.35768         $8.74446                0
    01/01/2010 to 12/31/2010                          $8.74446         $9.55565           48,213
    01/01/2011 to 12/31/2011                          $9.55565        $11.08034           13,583
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                         $9.99745        $10.95270           70,632
    01/01/2011 to 12/31/2011                         $10.95270        $12.87421           34,741
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                         $9.99809        $11.96009           78,715
------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.57101         $9.26952        5,034,909
    01/01/2010 to 12/31/2010                          $9.26952        $10.26814        6,212,739
    01/01/2011 to 12/31/2011                         $10.26814         $9.78927        5,138,561
------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $6.74103         $8.26425          543,791
    01/01/2010 to 12/31/2010                          $8.26425         $9.23272          948,470
    01/01/2011 to 12/31/2011                          $9.23272         $8.80549          703,756
------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.42746         $8.81771        1,331,992
    01/01/2010 to 12/31/2010                          $8.81771         $9.64205        1,541,048
    01/01/2011 to 12/31/2011                          $9.64205         $9.24995        1,328,344

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.77850        $10.21482           13,319
    01/01/2010 to 12/31/2010                                     $10.21482        $12.84404           26,665
    01/01/2011 to 12/31/2011                                     $12.84404        $13.37666           16,530
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.12056         $9.24860           13,291
    01/01/2010 to 12/31/2010                                      $9.24860        $11.97731           14,714
    01/01/2011 to 12/31/2011                                     $11.97731        $10.16820           12,507
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.42635         $8.85245          180,716
    01/01/2010 to 12/31/2010                                      $8.85245         $9.80162          264,585
    01/01/2011 to 12/31/2011                                      $9.80162         $9.34014          209,356
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.05134         $8.64605          963,011
    01/01/2010 to 12/31/2010                                      $8.64605         $9.66094        1,503,201
    01/01/2011 to 12/31/2011                                      $9.66094         $9.29742        1,212,660
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.65726         $8.09236        1,950,413
    01/01/2010 to 12/31/2010                                      $8.09236         $9.41046        2,836,532
    01/01/2011 to 12/31/2011                                      $9.41046         $8.62330        2,057,158
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $5.70107         $8.04541           12,087
    01/01/2010 to 12/31/2010                                      $8.04541         $9.44866           17,206
    01/01/2011 to 12/31/2011                                      $9.44866         $8.76681           15,171
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $8.54908        $10.90871           50,148
    01/01/2010 to 12/31/2010                                     $10.90871        $11.75486           72,164
    01/01/2011 to 12/31/2011                                     $11.75486        $11.03082           45,755
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.73628         $8.10749           15,876
    01/01/2010 to 12/31/2010                                      $8.10749         $8.94216           17,185
    01/01/2011 to 12/31/2011                                      $8.94216         $8.25493           17,348
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $8.44980        $11.30917           47,164
    01/01/2010 to 12/31/2010                                     $11.30917        $13.24024           66,611
    01/01/2011 to 12/31/2011                                     $13.24024        $12.55147           39,720
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.37520         $9.43976            9,418
    01/01/2010 to 12/31/2010                                      $9.43976        $11.69193           28,045
    01/01/2011 to 12/31/2011                                     $11.69193        $11.57271           23,172
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                      $8.17371        $10.19721           14,037
    01/01/2010 to 12/31/2010                                     $10.19721        $11.30809           29,013
    01/01/2011 to 12/31/2011                                     $11.30809        $11.39954           14,294
------------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.22301         $8.79688          403,988
    01/01/2010 to 12/31/2010                                      $8.79688         $9.78253          516,166
    01/01/2011 to 12/31/2011                                      $9.78253         $9.50384          395,770

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.73829         $9.14036          681,549
    01/01/2010 to 12/31/2010                               $9.14036         $9.96633        1,076,636
    01/01/2011 to 12/31/2011                               $9.96633         $9.68853          900,579
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.04238         $7.89352           29,416
    01/01/2010 to 12/31/2010                               $7.89352         $8.83058           39,816
    01/01/2011 to 12/31/2011                               $8.83058         $7.51292           18,018
-----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.71884         $8.68753           20,688
    01/01/2010 to 12/31/2010                               $8.68753         $9.42890           35,676
    01/01/2011 to 12/31/2011                               $9.42890         $8.05644           24,833
-----------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009* to 12/31/2009                              $9.98123        $10.82907                0
    01/01/2010 to 12/31/2010                              $10.82907        $11.72425              904
    01/01/2011 to 12/31/2011                              $11.72425        $12.88118        4,385,023
-----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.48763        $10.96455          628,069
    01/01/2010 to 12/31/2010                              $10.96455        $11.49692          724,178
    01/01/2011 to 12/31/2011                              $11.49692        $11.25949          657,747
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                             $10.08348        $10.28169                0
    01/01/2010 to 12/31/2010                              $10.28169        $11.18250            6,898
    01/01/2011 to 12/31/2011                              $11.18250        $10.99851            3,991
-----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                             $10.14486        $10.29149            6,043
    01/01/2010 to 12/31/2010                              $10.29149        $11.43520           41,637
    01/01/2011 to 12/31/2011                              $11.43520        $10.51686           23,719
-----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.71329        $10.33368           40,215
    01/01/2010 to 12/31/2010                              $10.33368        $10.82050           80,230
    01/01/2011 to 12/31/2011                              $10.82050         $9.60488           59,517
-----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.08065         $7.68247           13,686
    01/01/2010 to 12/31/2010                               $7.68247         $8.49390           33,680
    01/01/2011 to 12/31/2011                               $8.49390         $7.95195           30,546
-----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.02285        $10.84970           10,596
    01/01/2010 to 12/31/2010                              $10.84970        $12.02269           13,060
    01/01/2011 to 12/31/2011                              $12.02269        $12.94190           16,402
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.01941         $8.90497           22,035
    01/01/2010 to 12/31/2010                               $8.90497        $10.41910           32,195
    01/01/2011 to 12/31/2011                              $10.41910        $10.08715           30,727
-----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $8.45982        $11.20837            9,611
    01/01/2010 to 12/31/2010                              $11.20837        $12.27036           20,031
    01/01/2011 to 12/31/2011                              $12.27036        $11.61339           15,584

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.05444         $9.74490            4,945
    01/01/2010 to 12/31/2010                              $9.74490        $10.73856            9,079
    01/01/2011 to 12/31/2011                             $10.73856        $10.43001            7,440
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.15365         $9.46381            8,801
    01/01/2010 to 12/31/2010                              $9.46381        $11.42956           11,219
    01/01/2011 to 12/31/2011                             $11.42956        $10.78208            8,336
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.37182        $10.21844          118,897
    01/01/2010 to 12/31/2010                             $10.21844         $9.98629          116,542
    01/01/2011 to 12/31/2011                              $9.98629         $9.75943          113,130
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.77043         $9.15272           24,697
    01/01/2010 to 12/31/2010                              $9.15272        $11.03847           41,087
    01/01/2011 to 12/31/2011                             $11.03847        $10.51733           26,688
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02800        $10.05929                0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.53343        $10.55846            5,598
    01/01/2010 to 12/31/2010                             $10.55846        $13.27452            7,620
    01/01/2011 to 12/31/2011                             $13.27452        $13.18889           10,737
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.94180         $8.41842            2,705
    01/01/2010 to 12/31/2010                              $8.41842         $9.89236            3,842
    01/01/2011 to 04/29/2011                              $9.89236        $11.07199                0
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.15323         $9.04108           55,402
    01/01/2010 to 12/31/2010                              $9.04108        $10.80079           76,512
    01/01/2011 to 12/31/2011                             $10.80079         $8.41374           50,301
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.75053        $11.26320           17,914
    01/01/2010 to 12/31/2010                             $11.26320        $11.43373           26,072
    01/01/2011 to 12/31/2011                             $11.43373        $11.42279           31,043
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.67650        $11.80051          466,235
    01/01/2010 to 12/31/2010                             $11.80051        $12.41950          657,967
    01/01/2011 to 12/31/2011                             $12.41950        $12.52048          562,150
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.96659        $10.36969        3,494,528
    01/01/2010 to 12/31/2010                             $10.36969        $11.20278        4,162,296
    01/01/2011 to 12/31/2011                             $11.20278        $11.05498        3,947,323
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.01801        $10.05918                0
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.37411         $8.08794            2,415
    01/01/2010 to 12/31/2010                              $8.08794         $9.09147           11,783
    01/01/2011 to 12/31/2011                              $9.09147         $9.19011           10,286
----------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99809         $8.86065                0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $8.09705         $9.93257          736,844
    01/01/2010 to 12/31/2010                                 $9.93257        $10.85093        1,274,924
    01/01/2011 to 12/31/2011                                $10.85093        $10.24382        1,044,460
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.55110         $8.58389            7,475
    01/01/2010 to 12/31/2010                                 $8.58389        $11.44129           13,593
    01/01/2011 to 12/31/2011                                $11.44129        $11.06953           14,395
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.53328         $9.75803            8,423
    01/01/2010 to 12/31/2010                                 $9.75803        $12.01245           13,701
    01/01/2011 to 12/31/2011                                $12.01245        $11.03554           11,981
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $8.54115        $10.31836          713,198
    01/01/2010 to 12/31/2010                                $10.31836        $11.24440        1,121,419
    01/01/2011 to 12/31/2011                                $11.24440        $11.20462          974,269
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.16691         $7.86669           41,306
    01/01/2010 to 12/31/2010                                 $7.86669         $8.70417           66,947
    01/01/2011 to 12/31/2011                                 $8.70417         $8.36524           46,033
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.86104        $10.91472           29,565
    01/01/2010 to 12/31/2010                                $10.91472        $11.27667           44,913
    01/01/2011 to 12/31/2011                                $11.27667        $11.47253           44,268
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.28717         $9.58786           32,361
    01/01/2010 to 12/31/2010                                 $9.58786        $10.84896           54,510
    01/01/2011 to 12/31/2011                                $10.84896        $10.42050           32,934
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.70240        $12.93549           73,664
    01/01/2010 to 12/31/2010                                $12.93549        $15.22376          126,830
    01/01/2011 to 12/31/2011                                $15.22376        $12.65564           97,965
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.74865         $8.54740          170,491
    01/01/2010 to 12/31/2010                                 $8.54740         $9.57358          155,762
    01/01/2011 to 12/31/2011                                 $9.57358         $9.03083          134,788
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.36719        $10.07192           80,753
    01/01/2010 to 12/31/2010                                $10.07192        $10.60805          137,974
    01/01/2011 to 12/31/2011                                $10.60805        $10.98935          114,585



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                                   $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

     APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T((greater than))0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account

 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T((less than))0, Money moving from the Benefit Fixed
                                                            Rate Account to the Permitted Sub-accounts.

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R ((GREATER THAN)) C\\U\\ (BECAUSE 83.11% ((GREATER THAN)) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00, 14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation"
 section in this Appendix.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account

 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts.

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

             APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO BENEFIT

    FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity.

   . V is the current Account Value of the elected Sub-accounts of the Annuity.

   .   B is the total current value of the AST bond portfolio Sub-account.

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount.

   .   N\\i\\ is the number of days until the maturity date.

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

      L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + di)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

        FORMULA FOR ANNUITIES WITH 90% CAP FEATURE - HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."

    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap feature"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

    FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT
                              TO STATE APPROVAL.

 The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

   L    =    MAX (L\\i\\ ), where L\\i\\ - G\\i\\ / (1 + d\\i\\)/(Ni /365)/

 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r(less than)C\\1\\ and B(greater than)0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\ ] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

  APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the
                                                                                            elected Sub-accounts and Fixed
                                                                                            Rate Options to the Transfer
                                                                                            Account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}                 Money is transferred from the
                                                                                            Transfer Account to the elected
                                                                                            Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the Permitted Sub-accounts
                                                               to the AST Investment Grade Bond Portfolio
                                                               Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the Permitted
                                                               Sub-accounts]

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the elected Sub-accounts
           [L - B - V * C\\t\\] / (1 - C\\t\\))                to AST Investment Grade Bond Portfolio
                                                               Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the elected
                                                               Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST

 Investment Grade Bond Portfolio Sub-account , any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account :

                  If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                  T         =         B - [(V\\V\\ + V\\F\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B/(V\\V\\ + V\\F\\ +B) (less than)= .90), the following asset transfer calculation is performed

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\)

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account , provided transfers are not suspended under the 90% Cap Feature described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts to AST Investment Grade Bond
                                                                               Portfolio Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Portfolio Sub-account to the elected
                                                                               Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account .

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

   APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B -     Money is transferred from the Permitted
           (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                  Sub-accounts and Fixed Rate Options to the AST
                                                                        Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 -        Money is transferred from the AST Investment
           C\\t\\))}                                                    Grade Bond Sub-account to the Permitted
                                                                        Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

       APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN
                                CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.


Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    The Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income Accelerator is not available for election.
---------------------------------------------------------------------------------------------------------
Florida        The earliest Annuity Date is one year from the Issue Date.
---------------------------------------------------------------------------------------------------------
Illinois       The earliest Annuity Date is one year from the Issue Date.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically Related Surrenders are not available.
               Additional Purchase Payments not permitted on B, L, and X Share.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Texas          Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.
---------------------------------------------------------------------------------------------------------
Washington     If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime
               Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus,
               the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
               Additional Purchase Payments not permitted on B, L, and X Share.
               Minimum Annuity Payments are $20.
               The Highest Daily Lifetime Six Plus Income Benefit with Lifetime Income Accelerator is not available for election.
               The Combination 5% Roll-up and Highest Anniversary Value ("HAV") Death Benefit is not
               available for election.
---------------------------------------------------------------------------------------------------------

            APPENDIX H - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT

   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap feature"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period
   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                    r    =    (L - B) / (V\\V\\ + V\\F\\ ).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\1\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

   APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
                 (INCLUDING HIGHEST DAILY LIFETIME 6 PLUS LIA)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN
                         PROSPECTUS PREMIER Bb-PROS (05/2012).
                                          --------------------------------------
                                            (print your name)
                                          --------------------------------------
                                                (address)
                                          --------------------------------------
                                           (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUCO LIFE                                             PRUDENTIAL ANNUITIES
  INSURANCE COMPANY                                        DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:

   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

                                                      ----------------
         [LOGO] Prudential                               PRSRT STD
                Bring Your Challenges                  U.S. POSTAGE
                                                           PAID
                                                       LANCASTER, PA
         The Prudential Insurance Company of America  PERMIT NO. 1793
         751 Broad Street
         Newark, NJ 07102-3777
                                                      ----------------

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2012


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Variable Annuity Bb Series/(SM)/ ("Bb Series"), annuity contract (the "Annuities" or the "Annuity") are individual variable annuity contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity could be purchased by making an initial purchase payment of $1,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Bb Series dated May 1, 2012. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

Company                                                                   2
Experts                                                                   2
Principal Underwriter                                                     2
Payments Made to Promote Sale of Our Products                             2
Determination of Accumulation Unit Values                                 4
Separate Account Financial Information                                   A1
Company Financial Information                                            B1

    Pruco Life Insurance Company                Prudential Annuity
        213 Washington Street                     Service Center
        Newark, NJ 07102-2992                      P.O. Box 7960
                                                   Philadelphia,
                                                Pennsylvania 19176
                                             Telephone: (888) PRU-2888

Prudential Premier Variable Annuity Bb Series/(SM)/ is a service mark of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2011 and for each of the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


                             PRINCIPAL UNDERWRITER


Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance producers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life, PAD received commissions of 1,075,327,764, $790,486,771, and $231,193,283 in 2011, 2010, and
2009, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay to its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS


In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2011) received payment with respect to annuity business during 2011 (or as to which a payment amount was accrued during 2011). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2011, the least amount paid, and greatest amount paid, were $19.35 and $6,443,077.91, respectively.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER Bb SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.30%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.10439    $ 7.20298       42,369
    01/01/2009 to 12/31/2009.........  $ 7.20298    $ 8.84253       91,490
    01/01/2010 to 12/31/2010.........  $ 8.84253    $ 9.77347       42,393
    01/01/2011 to 12/31/2011.........  $ 9.77347    $ 9.39157       37,547
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08847    $ 7.30819       56,411
    01/01/2009 to 12/31/2009.........  $ 7.30819    $ 9.10472       32,785
    01/01/2010 to 12/31/2010.........  $ 9.10472    $10.21977       32,553
    01/01/2011 to 12/31/2011.........  $10.21977    $10.10008       37,226
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.14809    $ 7.04726        7,929
    01/01/2009 to 12/31/2009.........  $ 7.04726    $ 8.19333        6,526
    01/01/2010 to 12/31/2010.........  $ 8.19333    $ 9.20808        7,518
    01/01/2011 to 12/31/2011.........  $ 9.20808    $ 9.41467        6,264
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08643    $ 7.42670       93,398
    01/01/2009 to 12/31/2009.........  $ 7.42670    $ 9.03939       90,979
    01/01/2010 to 12/31/2010.........  $ 9.03939    $10.02216       11,379
    01/01/2011 to 12/31/2011.........  $10.02216    $ 9.77339       10,863
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99894    $ 9.18990            0
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.20727    $ 6.75418            0
    01/01/2009 to 12/31/2009.........  $ 6.75418    $ 7.88493            0
    01/01/2010 to 12/31/2010.........  $ 7.88493    $ 8.75220            0
    01/01/2011 to 12/31/2011.........  $ 8.75220    $ 8.59746            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99929    $ 9.42733            0
    01/01/2010 to 12/31/2010.........  $ 9.42733    $10.29055            0
    01/01/2011 to 12/31/2011.........  $10.29055    $11.13779            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99894    $12.09377      166,636
    01/01/2009 to 12/31/2009.........  $12.09377    $11.21615      193,423
    01/01/2010 to 12/31/2010.........  $11.21615    $12.31074      106,727
    01/01/2011 to 12/31/2011.........  $12.31074    $13.80307       56,605
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99894    $12.16291      221,272
    01/01/2009 to 12/31/2009.........  $12.16291    $11.08225      225,786
    01/01/2010 to 12/31/2010.........  $11.08225    $12.18296      154,755
    01/01/2011 to 12/31/2011.........  $12.18296    $13.94770       54,491
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99929    $ 8.83518        4,100
    01/01/2010 to 12/31/2010.........  $ 8.83518    $ 9.75485      207,599
    01/01/2011 to 12/31/2011.........  $ 9.75485    $11.42811       25,725
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99858    $11.06626      227,501
    01/01/2011 to 12/31/2011.........  $11.06626    $13.14210      143,792
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99894    $12.08351      238,101
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12100    $ 6.97189       79,792
    01/01/2009 to 12/31/2009.........  $ 6.97189    $ 8.62574       96,982
    01/01/2010 to 12/31/2010.........  $ 8.62574    $ 9.65397       53,202
    01/01/2011 to 12/31/2011.........  $ 9.65397    $ 9.29898       55,767
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09938    $ 6.71438       53,682
    01/01/2009 to 12/31/2009.........  $ 6.71438    $ 8.40792       72,175
    01/01/2010 to 12/31/2010.........  $ 8.40792    $ 9.49048       42,784
    01/01/2011 to 12/31/2011.........  $ 9.49048    $ 9.14505       47,121
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08120    $ 7.36495          621
    01/01/2009 to 12/31/2009.........  $ 7.36495    $ 8.97091        1,814
    01/01/2010 to 12/31/2010.........  $ 8.97091    $ 9.91122          940
    01/01/2011 to 12/31/2011.........  $ 9.91122    $ 9.60638        1,752
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.37405    $ 6.63048            0
    01/01/2009 to 12/31/2009.........  $ 6.63048    $ 8.63524            0
    01/01/2010 to 12/31/2010.........  $ 8.63524    $10.97024          974
    01/01/2011 to 12/31/2011.........  $10.97024    $11.54327            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $10.26336    $10.05061            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12639    $ 6.26046            0
    01/01/2009 to 12/31/2009.........  $ 6.26046    $ 8.19873        3,172
    01/01/2010 to 12/31/2010.........  $ 8.19873    $10.72760        4,850
    01/01/2011 to 12/31/2011.........  $10.72760    $ 9.20156        4,168
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10371    $ 7.52556        7,197
    01/01/2009 to 12/31/2009.........  $ 7.52556    $ 9.00621       26,427
    01/01/2010 to 12/31/2010.........  $ 9.00621    $10.07518       15,713
    01/01/2011 to 12/31/2011.........  $10.07518    $ 9.70013       12,269
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.11777    $ 6.85749          379
    01/01/2009 to 12/31/2009.........  $ 6.85749    $ 8.38411          210
    01/01/2010 to 12/31/2010.........  $ 8.38411    $ 9.46532          218
    01/01/2011 to 12/31/2011.........  $ 9.46532    $ 9.20344          256
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.15577    $ 6.37685            0
    01/01/2009 to 12/31/2009.........  $ 6.37685    $ 7.93025       13,836
    01/01/2010 to 12/31/2010.........  $ 7.93025    $ 9.31741        6,813
    01/01/2011 to 12/31/2011.........  $ 9.31741    $ 8.62634        7,553
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99894    $ 7.48579          413
    01/01/2009 to 11/13/2009.........  $ 7.48579    $ 8.39963            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17562    $ 6.12398            0
    01/01/2009 to 12/31/2009.........  $ 6.12398    $ 8.16733            0
    01/01/2010 to 12/31/2010.........  $ 8.16733    $ 9.69097            0
    01/01/2011 to 12/31/2011.........  $ 9.69097    $ 9.08469            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08794    $ 6.65118       10,333
    01/01/2009 to 12/31/2009.........  $ 6.65118    $ 9.80921        6,925
    01/01/2010 to 12/31/2010.........  $ 9.80921    $10.67947        9,638
    01/01/2011 to 12/31/2011.........  $10.67947    $10.12542        7,539

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.16584    $ 6.41698            0
    01/01/2009 to 12/31/2009.........  $ 6.41698    $ 7.55020        5,234
    01/01/2010 to 12/31/2010.........  $ 7.55020    $ 8.41375        3,282
    01/01/2011 to 12/31/2011.........  $ 8.41375    $ 7.84754        3,903
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.19125    $ 6.59238            0
    01/01/2009 to 12/31/2009.........  $ 6.59238    $10.22335        4,054
    01/01/2010 to 12/31/2010.........  $10.22335    $12.09301        5,020
    01/01/2011 to 12/31/2011.........  $12.09301    $11.58263        3,365
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03382    $ 7.65252            0
    01/01/2009 to 12/31/2009.........  $ 7.65252    $ 9.58245        2,822
    01/01/2010 to 12/31/2010.........  $ 9.58245    $11.99146        4,401
    01/01/2011 to 12/31/2011.........  $11.99146    $11.99191        1,251
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.99894    $ 7.42367        2,642
    01/01/2009 to 12/31/2009.........  $ 7.42367    $ 9.93381        2,867
    01/01/2010 to 12/31/2010.........  $ 9.93381    $11.13015        1,392
    01/01/2011 to 12/31/2011.........  $11.13015    $11.33611        1,537
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11189    $ 7.15757        1,938
    01/01/2009 to 12/31/2009.........  $ 7.15757    $ 8.94985        6,705
    01/01/2010 to 12/31/2010.........  $ 8.94985    $10.05574        5,987
    01/01/2011 to 12/31/2011.........  $10.05574    $ 9.87022        7,104
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08938    $ 7.63484       81,939
    01/01/2009 to 12/31/2009.........  $ 7.63484    $ 9.29920        1,901
    01/01/2010 to 12/31/2010.........  $ 9.29920    $10.24452        1,325
    01/01/2011 to 12/31/2011.........  $10.24452    $10.06197        2,859
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.09807    $ 5.56317            0
    01/01/2009 to 12/31/2009.........  $ 5.56317    $ 7.42983       12,482
    01/01/2010 to 12/31/2010.........  $ 7.42983    $ 8.39779        7,591
    01/01/2011 to 12/31/2011.........  $ 8.39779    $ 7.21877        2,181
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06551    $ 6.22962            0
    01/01/2009 to 12/31/2009.........  $ 6.22962    $ 8.02537       11,508
    01/01/2010 to 12/31/2010.........  $ 8.02537    $ 8.80034        6,995
    01/01/2011 to 12/31/2011.........  $ 8.80034    $ 7.59729        2,031

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99894    $10.76964      455,970
    01/01/2009 to 12/31/2009.........  $10.76964    $11.83321      129,907
    01/01/2010 to 12/31/2010.........  $11.83321    $12.94422       54,382
    01/01/2011 to 12/31/2011.........  $12.94422    $14.36852      180,107
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12816    $ 8.04051       14,529
    01/01/2009 to 12/31/2009.........  $ 8.04051    $ 9.68501       44,258
    01/01/2010 to 12/31/2010.........  $ 9.68501    $10.26045       42,572
    01/01/2011 to 12/31/2011.........  $10.26045    $10.15261       55,208
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08433    $10.29565            0
    01/01/2010 to 12/31/2010.........  $10.29565    $11.31363            0
    01/01/2011 to 12/31/2011.........  $11.31363    $11.24266            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14571    $10.30543            0
    01/01/2010 to 12/31/2010.........  $10.30543    $11.56937            0
    01/01/2011 to 12/31/2011.........  $11.56937    $10.75048            0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08333    $ 6.42232        8,236
    01/01/2009 to 12/31/2009.........  $ 6.42232    $ 8.61481       10,496
    01/01/2010 to 12/31/2010.........  $ 8.61481    $ 9.11400        9,666
    01/01/2011 to 12/31/2011.........  $ 9.11400    $ 8.17393        8,268
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.24678    $ 6.25411            0
    01/01/2009 to 12/31/2009.........  $ 6.25411    $ 7.37369       15,508
    01/01/2010 to 12/31/2010.........  $ 7.37369    $ 8.23695        9,367
    01/01/2011 to 12/31/2011.........  $ 8.23695    $ 7.79112        3,829
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.01659    $ 7.75694            0
    01/01/2009 to 12/31/2009.........  $ 7.75694    $10.30711        8,745
    01/01/2010 to 12/31/2010.........  $10.30711    $11.53974        2,680
    01/01/2011 to 12/31/2011.........  $11.53974    $12.55043        4,299
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.13317    $ 6.26305        3,560
    01/01/2009 to 12/31/2009.........  $ 6.26305    $ 8.02264       11,982
    01/01/2010 to 12/31/2010.........  $ 8.02264    $ 9.48403        7,090
    01/01/2011 to 12/31/2011.........  $ 9.48403    $ 9.27693        2,384

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.11112    $ 7.21708        9,076
    01/01/2009 to 12/31/2009.........  $ 7.21708    $ 9.36927       13,811
    01/01/2010 to 12/31/2010.........  $ 9.36927    $10.36325        8,688
    01/01/2011 to 12/31/2011.........  $10.36325    $ 9.90992        8,766
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.13173    $ 6.96848            0
    01/01/2009 to 12/31/2009.........  $ 6.96848    $ 8.55087        5,627
    01/01/2010 to 12/31/2010.........  $ 8.55087    $ 9.52023        3,283
    01/01/2011 to 12/31/2011.........  $ 9.52023    $ 9.34224        3,169
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23704    $ 6.75166            0
    01/01/2009 to 12/31/2009.........  $ 6.75166    $ 9.25678       11,367
    01/01/2010 to 12/31/2010.........  $ 9.25678    $11.29533        6,840
    01/01/2011 to 12/31/2011.........  $11.29533    $10.76575        3,068
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.99999    $10.09598      101,102
    01/01/2009 to 12/31/2009.........  $10.09598    $ 9.99076       23,106
    01/01/2010 to 12/31/2010.........  $ 9.99076    $ 9.86491       32,689
    01/01/2011 to 12/31/2011.........  $ 9.86491    $ 9.74087       19,960
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18499    $ 6.39885        1,599
    01/01/2009 to 12/31/2009.........  $ 6.39885    $ 8.88414        2,159
    01/01/2010 to 12/31/2010.........  $ 8.88414    $10.82540        1,354
    01/01/2011 to 12/31/2011.........  $10.82540    $10.42108          974
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02885    $10.07723            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12623    $ 6.43407        1,803
    01/01/2009 to 12/31/2009.........  $ 6.43407    $ 8.24353        9,297
    01/01/2010 to 12/31/2010.........  $ 8.24353    $10.47140        8,524
    01/01/2011 to 12/31/2011.........  $10.47140    $10.51151        9,944
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06374    $ 6.57251            0
    01/01/2009 to 12/31/2009.........  $ 6.57251    $ 7.95208            0
    01/01/2010 to 12/31/2010.........  $ 7.95208    $ 9.44104            0
    01/01/2011 to 04/29/2011.........  $ 9.44104    $10.60247            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10168    $ 5.58342        1,985
    01/01/2009 to 12/31/2009.........  $ 5.58342    $ 9.17787        5,518
    01/01/2010 to 12/31/2010.........  $ 9.17787    $11.07776        5,107
    01/01/2011 to 12/31/2011.........  $11.07776    $ 8.71893        3,815
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.00750    $ 9.71676          199
    01/01/2009 to 12/31/2009.........  $ 9.71676    $10.57328        1,182
    01/01/2010 to 12/31/2010.........  $10.57328    $10.84447          633
    01/01/2011 to 12/31/2011.........  $10.84447    $10.94615       26,092
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.01506    $ 9.41587        8,284
    01/01/2009 to 12/31/2009.........  $ 9.41587    $10.83111       22,887
    01/01/2010 to 12/31/2010.........  $10.83111    $11.51730       12,005
    01/01/2011 to 12/31/2011.........  $11.51730    $11.73093       10,560
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06002    $ 8.17030       31,043
    01/01/2009 to 12/31/2009.........  $ 8.17030    $ 9.68149       28,049
    01/01/2010 to 12/31/2010.........  $ 9.68149    $10.56759       12,741
    01/01/2011 to 12/31/2011.........  $10.56759    $10.53603       14,786
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01886    $10.07711            0
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.17636    $ 6.68980            0
    01/01/2009 to 12/31/2009.........  $ 6.68980    $ 8.04510            0
    01/01/2010 to 12/31/2010.........  $ 8.04510    $ 9.13702            0
    01/01/2011 to 12/31/2011.........  $ 9.13702    $ 9.33177            0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99894    $ 8.92217            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08245    $ 7.35331        5,986
    01/01/2009 to 12/31/2009.........  $ 7.35331    $ 9.24887        6,024
    01/01/2010 to 12/31/2010.........  $ 9.24887    $10.20869        2,280
    01/01/2011 to 12/31/2011.........  $10.20869    $ 9.73713        4,616
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18998    $ 7.28972            0
    01/01/2009 to 12/31/2009.........  $ 7.28972    $ 9.63618        6,860
    01/01/2010 to 12/31/2010.........  $ 9.63618    $12.97671        4,168
    01/01/2011 to 12/31/2011.........  $12.97671    $12.68487        1,221

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23240    $ 7.62509            0
    01/01/2009 to 12/31/2009.........  $ 7.62509    $ 9.55967        9,411
    01/01/2010 to 12/31/2010.........  $ 9.55967    $11.89013        5,677
    01/01/2011 to 12/31/2011.........  $11.89013    $11.03624        2,237
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.09859    $ 7.74163       24,033
    01/01/2009 to 12/31/2009.........  $ 7.74163    $ 9.48714       33,393
    01/01/2010 to 12/31/2010.........  $ 9.48714    $10.44562       24,297
    01/01/2011 to 12/31/2011.........  $10.44562    $10.51628       24,990
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.24327    $ 6.29814            0
    01/01/2009 to 12/31/2009.........  $ 6.29814    $ 7.69684       17,035
    01/01/2010 to 12/31/2010.........  $ 7.69684    $ 8.60439       10,422
    01/01/2011 to 12/31/2011.........  $ 8.60439    $ 8.35484        2,809
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.03856    $ 9.44110        1,577
    01/01/2009 to 12/31/2009.........  $ 9.44110    $10.44910        1,711
    01/01/2010 to 12/31/2010.........  $10.44910    $10.90749          831
    01/01/2011 to 12/31/2011.........  $10.90749    $11.21175          918
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.10491    $ 6.64158        3,438
    01/01/2009 to 12/31/2009.........  $ 6.64158    $10.05576       19,708
    01/01/2010 to 12/31/2010.........  $10.05576    $11.49618       13,334
    01/01/2011 to 12/31/2011.........  $11.49618    $11.15642        8,474
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18510    $ 5.58255            0
    01/01/2009 to 12/31/2009.........  $ 5.58255    $ 8.23044        4,005
    01/01/2010 to 12/31/2010.........  $ 8.23044    $ 9.78665        2,336
    01/01/2011 to 12/31/2011.........  $ 9.78665    $ 8.21992        2,255
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.14066    $ 6.35952       14,291
    01/01/2009 to 12/31/2009.........  $ 6.35952    $ 8.06289       10,268
    01/01/2010 to 12/31/2010.........  $ 8.06289    $ 9.12442        7,330
    01/01/2011 to 12/31/2011.........  $ 9.12442    $ 8.69622       11,451

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.00869    $ 9.12808        4,279
    01/01/2009 to 12/31/2009.........  $ 9.12808    $10.05881        4,644
    01/01/2010 to 12/31/2010.........  $10.05881    $10.70403        2,256
    01/01/2011 to 12/31/2011.........  $10.70403    $11.20336        2,490
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07821    $ 6.65948        6,169
    01/01/2009 to 12/31/2009.........  $ 6.65948    $ 8.55057       36,686
    01/01/2010 to 12/31/2010.........  $ 8.55057    $ 9.30519       12,554
    01/01/2011 to 12/31/2011.........  $ 9.30519    $ 9.03247       13,052


* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
                                    (1.45%)
               OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (1.45%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06605    $10.29884            0
    01/01/2008 to 12/31/2008.........  $10.29884    $ 6.92031        7,345
    01/01/2009 to 12/31/2009.........  $ 6.92031    $ 8.48293       20,013
    01/01/2010 to 12/31/2010.........  $ 8.48293    $ 9.36209       19,532
    01/01/2011 to 12/31/2011.........  $ 9.36209    $ 8.98306       15,459
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.05143    $10.39752            0
    01/01/2008 to 12/31/2008.........  $10.39752    $ 7.19429        1,907
    01/01/2009 to 12/31/2009.........  $ 7.19429    $ 8.94949        3,791
    01/01/2010 to 12/31/2010.........  $ 8.94949    $10.03073        4,418
    01/01/2011 to 12/31/2011.........  $10.03073    $ 9.89859          265
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.12180    $ 9.63472            0
    01/01/2008 to 12/31/2008.........  $ 9.63472    $ 6.19723            0
    01/01/2009 to 12/31/2009.........  $ 6.19723    $ 7.19440            0
    01/01/2010 to 12/31/2010.........  $ 7.19440    $ 8.07352          375
    01/01/2011 to 12/31/2011.........  $ 8.07352    $ 8.24244          322
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06697    $10.32504            0
    01/01/2008 to 12/31/2008.........  $10.32504    $ 7.25636            0
    01/01/2009 to 12/31/2009.........  $ 7.25636    $ 8.81895        6,533
    01/01/2010 to 12/31/2010.........  $ 8.81895    $ 9.76337        6,436
    01/01/2011 to 12/31/2011.........  $ 9.76337    $ 9.50706        4,808
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99882    $ 9.18077            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.11279    $ 9.75980            0
    01/01/2008 to 12/31/2008.........  $ 9.75980    $ 6.03180            0
    01/01/2009 to 12/31/2009.........  $ 6.03180    $ 7.03129            0
    01/01/2010 to 12/31/2010.........  $ 7.03129    $ 7.79321            0
    01/01/2011 to 12/31/2011.........  $ 7.79321    $ 7.64417            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08941    $10.28805            0
    01/01/2008 to 12/31/2008.........  $10.28805    $ 6.59783        8,995
    01/01/2009 to 12/31/2009.........  $ 6.59783    $ 8.15083       13,557
    01/01/2010 to 12/31/2010.........  $ 8.15083    $ 9.10900       12,504
    01/01/2011 to 12/31/2011.........  $ 9.10900    $ 8.76109        8,534
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09933    $ 6.70773            0
    01/01/2009 to 12/31/2009.........  $ 6.70773    $ 8.38714       16,224
    01/01/2010 to 12/31/2010.........  $ 8.38714    $ 9.45299       15,866
    01/01/2011 to 12/31/2011.........  $ 9.45299    $ 9.09547       11,427
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08116    $ 7.35764            0
    01/01/2009 to 12/31/2009.........  $ 7.35764    $ 8.94874            0
    01/01/2010 to 12/31/2010.........  $ 8.94874    $ 9.87209            0
    01/01/2011 to 12/31/2011.........  $ 9.87209    $ 9.55454            0
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.13635    $ 8.82166            0
    01/01/2008 to 12/31/2008.........  $ 8.82166    $ 5.64758            0
    01/01/2009 to 12/31/2009.........  $ 5.64758    $ 7.34437            0
    01/01/2010 to 12/31/2010.........  $ 7.34437    $ 9.31659            0
    01/01/2011 to 12/31/2011.........  $ 9.31659    $ 9.78880            0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07130    $ 8.91274            0
    01/01/2008 to 07/18/2008.........  $ 8.91274    $ 8.17615            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08699    $10.23905            0
    01/01/2008 to 12/31/2008.........  $10.23905    $ 5.64256            0
    01/01/2009 to 12/31/2009.........  $ 5.64256    $ 7.37852            0
    01/01/2010 to 12/31/2010.........  $ 7.37852    $ 9.64021            0
    01/01/2011 to 12/31/2011.........  $ 9.64021    $ 8.25662          309
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10367    $ 7.51815            0
    01/01/2009 to 12/31/2009.........  $ 7.51815    $ 8.98396            0
    01/01/2010 to 12/31/2010.........  $ 8.98396    $10.03546            0
    01/01/2011 to 12/31/2011.........  $10.03546    $ 9.64768            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.05119    $10.18603            0
    01/01/2008 to 12/31/2008.........  $10.18603    $ 6.57782        4,559
    01/01/2009 to 12/31/2009.........  $ 6.57782    $ 8.03026       44,280
    01/01/2010 to 12/31/2010.........  $ 8.03026    $ 9.05242       37,967
    01/01/2011 to 12/31/2011.........  $ 9.05242    $ 8.78893       23,714
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06811    $10.25767            0
    01/01/2008 to 12/31/2008.........  $10.25767    $ 5.99477        8,216
    01/01/2009 to 12/31/2009.........  $ 5.99477    $ 7.44399       76,659
    01/01/2010 to 12/31/2010.........  $ 7.44399    $ 8.73322       68,612
    01/01/2011 to 12/31/2011.........  $ 8.73322    $ 8.07355       49,606
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99882    $ 7.48075            0
    01/01/2009 to 11/13/2009.........  $ 7.48075    $ 8.38324            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17550    $ 6.11981            0
    01/01/2009 to 12/31/2009.........  $ 6.11981    $ 8.14959            0
    01/01/2010 to 12/31/2010.........  $ 8.14959    $ 9.65569          313
    01/01/2011 to 12/31/2011.........  $ 9.65569    $ 9.03826          284
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14202    $10.20844            0
    01/01/2008 to 12/31/2008.........  $10.20844    $ 6.01030            0
    01/01/2009 to 12/31/2009.........  $ 6.01030    $ 8.85096            0
    01/01/2010 to 12/31/2010.........  $ 8.85096    $ 9.62211            0
    01/01/2011 to 12/31/2011.........  $ 9.62211    $ 9.10934            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09226    $10.01835            0
    01/01/2008 to 12/31/2008.........  $10.01835    $ 5.85686            0
    01/01/2009 to 12/31/2009.........  $ 5.85686    $ 6.88090            0
    01/01/2010 to 12/31/2010.........  $ 6.88090    $ 7.65653            0
    01/01/2011 to 12/31/2011.........  $ 7.65653    $ 7.13069            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15604    $10.21339            0
    01/01/2008 to 12/31/2008.........  $10.21339    $ 5.96055            0
    01/01/2009 to 12/31/2009.........  $ 5.96055    $ 9.22992            0
    01/01/2010 to 12/31/2010.........  $ 9.22992    $10.90173            0
    01/01/2011 to 12/31/2011.........  $10.90173    $10.42623            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03370    $ 7.64731            0
    01/01/2009 to 12/31/2009.........  $ 7.64731    $ 9.56186            0
    01/01/2010 to 12/31/2010.........  $ 9.56186    $11.94804            0
    01/01/2011 to 12/31/2011.........  $11.94804    $11.93074            0
 AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.02220    $10.19891            0
    01/01/2008 to 12/31/2008.........  $10.19891    $ 7.48515            0
    01/01/2009 to 12/31/2009.........  $ 7.48515    $10.00131          288
    01/01/2010 to 12/31/2010.........  $10.00131    $11.18927            0
    01/01/2011 to 12/31/2011.........  $11.18927    $11.37958            0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11185    $ 7.15044            0
    01/01/2009 to 12/31/2009.........  $ 7.15044    $ 8.92777            0
    01/01/2010 to 12/31/2010.........  $ 8.92777    $10.01618            0
    01/01/2011 to 12/31/2011.........  $10.01618    $ 9.81691            0
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08934    $ 7.62724            0
    01/01/2009 to 12/31/2009.........  $ 7.62724    $ 9.27629            0
    01/01/2010 to 12/31/2010.........  $ 9.27629    $10.20417            0
    01/01/2011 to 12/31/2011.........  $10.20417    $10.00753            0
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07616    $10.88763            0
    01/01/2008 to 12/31/2008.........  $10.88763    $ 5.34102            0
    01/01/2009 to 12/31/2009.........  $ 5.34102    $ 7.12250            0
    01/01/2010 to 12/31/2010.........  $ 7.12250    $ 8.03865            0
    01/01/2011 to 12/31/2011.........  $ 8.03865    $ 6.89985            0
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07757    $10.28292            0
    01/01/2008 to 12/31/2008.........  $10.28292    $ 5.67570            0
    01/01/2009 to 12/31/2009.........  $ 5.67570    $ 7.30087            0
    01/01/2010 to 12/31/2010.........  $ 7.30087    $ 7.99406            0
    01/01/2011 to 12/31/2011.........  $ 7.99406    $ 6.89106            0
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99882    $10.75490       62,309
    01/01/2009 to 12/31/2009.........  $10.75490    $11.79957        2,680
    01/01/2010 to 12/31/2010.........  $11.79957    $12.88832           16
    01/01/2011 to 12/31/2011.........  $12.88832    $14.28535       23,767

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.04744    $ 9.66222          0
    01/01/2008 to 12/31/2008.........  $ 9.66222    $ 7.84633          0
    01/01/2009 to 12/31/2009.........  $ 7.84633    $ 9.43725          0
    01/01/2010 to 12/31/2010.........  $ 9.43725    $ 9.98324        303
    01/01/2011 to 12/31/2011.........  $ 9.98324    $ 9.86367        265
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08421    $10.29364          0
    01/01/2010 to 12/31/2010.........  $10.29364    $11.29477        268
    01/01/2011 to 12/31/2011.........  $11.29477    $11.20724        226
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14559    $10.30343          0
    01/01/2010 to 12/31/2010.........  $10.30343    $11.55004        262
    01/01/2011 to 12/31/2011.........  $11.55004    $10.71663        241
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07209    $10.29605          0
    01/01/2008 to 12/31/2008.........  $10.29605    $ 5.94912          0
    01/01/2009 to 12/31/2009.........  $ 5.94912    $ 7.96823          0
    01/01/2010 to 12/31/2010.........  $ 7.96823    $ 8.41747          0
    01/01/2011 to 12/31/2011.........  $ 8.41747    $ 7.53806          0
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09138    $ 9.52253          0
    01/01/2008 to 12/31/2008.........  $ 9.52253    $ 5.49196          0
    01/01/2009 to 12/31/2009.........  $ 5.49196    $ 6.46539          0
    01/01/2010 to 12/31/2010.........  $ 6.46539    $ 7.21162          0
    01/01/2011 to 12/31/2011.........  $ 7.21162    $ 6.81122          0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.02324    $10.19109          0
    01/01/2008 to 12/31/2008.........  $10.19109    $ 7.70952          0
    01/01/2009 to 12/31/2009.........  $ 7.70952    $10.22891        564
    01/01/2010 to 12/31/2010.........  $10.22891    $11.43528        265
    01/01/2011 to 12/31/2011.........  $11.43528    $12.41847        214
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.12109    $10.63036          0
    01/01/2008 to 12/31/2008.........  $10.63036    $ 5.90344          0
    01/01/2009 to 12/31/2009.........  $ 5.90344    $ 7.55074          0
    01/01/2010 to 12/31/2010.........  $ 7.55074    $ 8.91287          0
    01/01/2011 to 12/31/2011.........  $ 8.91287    $ 8.70535          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06315    $10.28869          0
    01/01/2008 to 12/31/2008.........  $10.28869    $ 6.69443          0
    01/01/2009 to 12/31/2009.........  $ 6.69443    $ 8.67775          0
    01/01/2010 to 12/31/2010.........  $ 8.67775    $ 9.58414          0
    01/01/2011 to 12/31/2011.........  $ 9.58414    $ 9.15137          0
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.11665    $10.63174          0
    01/01/2008 to 12/31/2008.........  $10.63174    $ 6.67526          0
    01/01/2009 to 12/31/2009.........  $ 6.67526    $ 8.17908          0
    01/01/2010 to 12/31/2010.........  $ 8.17908    $ 9.09295          0
    01/01/2011 to 12/31/2011.........  $ 9.09295    $ 8.90984          0
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.10883    $ 9.75817          0
    01/01/2008 to 12/31/2008.........  $ 9.75817    $ 5.95152          0
    01/01/2009 to 12/31/2009.........  $ 5.95152    $ 8.14768          0
    01/01/2010 to 12/31/2010.........  $ 8.14768    $ 9.92733          0
    01/01/2011 to 12/31/2011.........  $ 9.92733    $ 9.44800          0
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99978    $10.10576          0
    01/01/2008 to 12/31/2008.........  $10.10576    $10.21118          0
    01/01/2009 to 12/31/2009.........  $10.21118    $10.09012          0
    01/01/2010 to 12/31/2010.........  $10.09012    $ 9.94829          0
    01/01/2011 to 12/31/2011.........  $ 9.94829    $ 9.80857          0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15094    $10.11092          0
    01/01/2008 to 12/31/2008.........  $10.11092    $ 5.75471          0
    01/01/2009 to 12/31/2009.........  $ 5.75471    $ 7.97806          0
    01/01/2010 to 12/31/2010.........  $ 7.97806    $ 9.70711          0
    01/01/2011 to 12/31/2011.........  $ 9.70711    $ 9.33083          0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02873    $10.07465          0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15127    $10.37611          0
    01/01/2008 to 12/31/2008.........  $10.37611    $ 5.81109          0
    01/01/2009 to 12/31/2009.........  $ 5.81109    $ 7.43429          0
    01/01/2010 to 12/31/2010.........  $ 7.43429    $ 9.42952        321
    01/01/2011 to 12/31/2011.........  $ 9.42952    $ 9.45166        269
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15164    $10.89740          0
    01/01/2008 to 12/31/2008.........  $10.89740    $ 6.17218          0
    01/01/2009 to 12/31/2009.........  $ 6.17218    $ 7.45664          0
    01/01/2010 to 12/31/2010.........  $ 7.45664    $ 8.83969        342
    01/01/2011 to 04/29/2011.........  $ 8.83969    $ 9.92231          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10156    $ 5.57966            0
    01/01/2009 to 12/31/2009.........  $ 5.57966    $ 9.15819            0
    01/01/2010 to 12/31/2010.........  $ 9.15819    $11.03759          274
    01/01/2011 to 12/31/2011.........  $11.03759    $ 8.67448          285
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99842    $10.30605            0
    01/01/2008 to 12/31/2008.........  $10.30605    $10.27203            0
    01/01/2009 to 12/31/2009.........  $10.27203    $11.16104          499
    01/01/2010 to 12/31/2010.........  $11.16104    $11.43040           53
    01/01/2011 to 12/31/2011.........  $11.43040    $11.52052           46
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99842    $10.49431            0
    01/01/2008 to 12/31/2008.........  $10.49431    $10.11063            0
    01/01/2009 to 12/31/2009.........  $10.11063    $11.61306        1,440
    01/01/2010 to 12/31/2010.........  $11.61306    $12.33061          491
    01/01/2011 to 12/31/2011.........  $12.33061    $12.54083          422
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.03376    $10.37058            0
    01/01/2008 to 12/31/2008.........  $10.37058    $ 8.23042       11,895
    01/01/2009 to 12/31/2009.........  $ 8.23042    $ 9.73831       15,811
    01/01/2010 to 12/31/2010.........  $ 9.73831    $10.61391       17,350
    01/01/2011 to 12/31/2011.........  $10.61391    $10.56663       33,713
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01874    $10.07457            0
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08959    $ 9.71045            0
    01/01/2008 to 12/31/2008.........  $ 9.71045    $ 5.86575            0
    01/01/2009 to 12/31/2009.........  $ 5.86575    $ 7.04364            0
    01/01/2010 to 12/31/2010.........  $ 7.04364    $ 7.98785          303
    01/01/2011 to 12/31/2011.........  $ 7.98785    $ 8.14600          259
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99882    $ 8.91334            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06804    $10.29769            0
    01/01/2008 to 12/31/2008.........  $10.29769    $ 7.08581            0
    01/01/2009 to 12/31/2009.........  $ 7.08581    $ 8.89921            0
    01/01/2010 to 12/31/2010.........  $ 8.89921    $ 9.80826          309
    01/01/2011 to 12/31/2011.........  $ 9.80826    $ 9.34142          277

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09145    $ 9.96928           0
    01/01/2008 to 12/31/2008.........  $ 9.96928    $ 6.38753           0
    01/01/2009 to 12/31/2009.........  $ 6.38753    $ 8.43118           0
    01/01/2010 to 12/31/2010.........  $ 8.43118    $11.33740           0
    01/01/2011 to 12/31/2011.........  $11.33740    $11.06613           0
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08548    $ 9.33937           0
    01/01/2008 to 12/31/2008.........  $ 9.33937    $ 6.47012           0
    01/01/2009 to 12/31/2009.........  $ 6.47012    $ 8.09962           0
    01/01/2010 to 12/31/2010.........  $ 8.09962    $10.05929           0
    01/01/2011 to 12/31/2011.........  $10.05929    $ 9.32310           0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06346    $10.11677           0
    01/01/2008 to 12/31/2008.........  $10.11677    $ 7.38495           0
    01/01/2009 to 12/31/2009.........  $ 7.38495    $ 9.03658       4,372
    01/01/2010 to 12/31/2010.........  $ 9.03658    $ 9.93489       3,642
    01/01/2011 to 12/31/2011.........  $ 9.93489    $ 9.98734       2,467
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09017    $ 9.44804           0
    01/01/2008 to 12/31/2008.........  $ 9.44804    $ 5.41221           0
    01/01/2009 to 12/31/2009.........  $ 5.41221    $ 6.60440           0
    01/01/2010 to 12/31/2010.........  $ 6.60440    $ 7.37219           0
    01/01/2011 to 12/31/2011.........  $ 7.37219    $ 7.14783           0
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.98171    $10.54736           0
    01/01/2008 to 12/31/2008.........  $10.54736    $10.14348           0
    01/01/2009 to 12/31/2009.........  $10.14348    $11.20990         246
    01/01/2010 to 12/31/2010.........  $11.20990    $11.68438         259
    01/01/2011 to 12/31/2011.........  $11.68438    $11.99252         218
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14397    $10.01532           0
    01/01/2008 to 12/31/2008.........  $10.01532    $ 5.86720           0
    01/01/2009 to 12/31/2009.........  $ 5.86720    $ 8.87009           0
    01/01/2010 to 12/31/2010.........  $ 8.87009    $10.12570           0
    01/01/2011 to 12/31/2011.........  $10.12570    $ 9.81196           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.21185    $11.53717            0
    01/01/2008 to 12/31/2008.........  $11.53717    $ 5.68760            0
    01/01/2009 to 12/31/2009.........  $ 5.68760    $ 8.37294            0
    01/01/2010 to 12/31/2010.........  $ 8.37294    $ 9.94136          304
    01/01/2011 to 12/31/2011.........  $ 9.94136    $ 8.33750          296
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.10377    $10.23177            0
    01/01/2008 to 12/31/2008.........  $10.23177    $ 5.81656            0
    01/01/2009 to 12/31/2009.........  $ 5.81656    $ 7.36359            0
    01/01/2010 to 12/31/2010.........  $ 7.36359    $ 8.32072            0
    01/01/2011 to 12/31/2011.........  $ 8.32072    $ 7.91853            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99882    $ 9.98230            0
    01/01/2008 to 12/31/2008.........  $ 9.98230    $ 9.32688            0
    01/01/2009 to 12/31/2009.........  $ 9.32688    $10.26272        1,088
    01/01/2010 to 12/31/2010.........  $10.26272    $10.90493          555
    01/01/2011 to 12/31/2011.........  $10.90493    $11.39688          465
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07817    $ 6.65282       14,584
    01/01/2009 to 12/31/2009.........  $ 6.65282    $ 8.52928       16,902
    01/01/2010 to 12/31/2010.........  $ 8.52928    $ 9.26833       16,532
    01/01/2011 to 12/31/2011.........  $ 9.26833    $ 8.98335       15,020


* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (1.55%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (1.55%) OR HD GRO 60 BPS (1.55%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.09867    $11.35167      1,979,283
    01/01/2008 to 12/31/2008.........  $11.35167    $ 7.62021      5,470,612
    01/01/2009 to 12/31/2009.........  $ 7.62021    $ 9.33172     18,592,099
    01/01/2010 to 12/31/2010.........  $ 9.33172    $10.28882     23,265,499
    01/01/2011 to 12/31/2011.........  $10.28882    $ 9.86254     18,536,752
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.94853    $11.32196        547,245
    01/01/2008 to 12/31/2008.........  $11.32196    $ 7.82619      2,348,236
    01/01/2009 to 12/31/2009.........  $ 7.82619    $ 9.72595      9,678,004
    01/01/2010 to 12/31/2010.........  $ 9.72595    $10.89021     12,279,526
    01/01/2011 to 12/31/2011.........  $10.89021    $10.73628     10,386,653
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.40677    $10.85441         83,061
    01/01/2008 to 12/31/2008.........  $10.85441    $ 6.97484        118,976
    01/01/2009 to 12/31/2009.........  $ 6.97484    $ 8.08917        252,108
    01/01/2010 to 12/31/2010.........  $ 8.08917    $ 9.06867        284,726
    01/01/2011 to 12/31/2011.........  $ 9.06867    $ 9.24936        345,414
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.01236    $11.29102        882,633
    01/01/2008 to 12/31/2008.........  $11.29102    $ 7.92738      6,284,486
    01/01/2009 to 12/31/2009.........  $ 7.92738    $ 9.62505     27,228,736
    01/01/2010 to 12/31/2010.........  $ 9.62505    $10.64526     34,178,015
    01/01/2011 to 12/31/2011.........  $10.64526    $10.35559     28,852,563
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99874    $ 9.17470        199,690

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.38749    $10.98653        109,965
    01/01/2008 to 12/31/2008.........  $10.98653    $ 6.78317        128,982
    01/01/2009 to 12/31/2009.........  $ 6.78317    $ 7.89930        289,901
    01/01/2010 to 12/31/2010.........  $ 7.89930    $ 8.74662        287,988
    01/01/2011 to 12/31/2011.........  $ 8.74662    $ 8.57090        432,406
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99916    $ 9.40418              0
    01/01/2010 to 12/31/2010.........  $ 9.40418    $10.24014              0
    01/01/2011 to 12/31/2011.........  $10.24014    $11.05603              0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99874    $12.06604              0
    01/01/2009 to 12/31/2009.........  $12.06604    $11.16301              0
    01/01/2010 to 12/31/2010.........  $11.16301    $12.22219              0
    01/01/2011 to 12/31/2011.........  $12.22219    $13.67021              0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99874    $12.13503              0
    01/01/2009 to 12/31/2009.........  $12.13503    $11.02965              0
    01/01/2010 to 12/31/2010.........  $11.02965    $12.09526              0
    01/01/2011 to 12/31/2011.........  $12.09526    $13.81329              0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99916    $ 8.81338              0
    01/01/2010 to 12/31/2010.........  $ 8.81338    $ 9.70680          5,622
    01/01/2011 to 12/31/2011.........  $ 9.70680    $11.34394              0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99831    $11.03896          7,734
    01/01/2011 to 12/31/2011.........  $11.03896    $13.07738         40,426
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99874    $12.05391         64,540
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.25110    $11.46891      2,304,166
    01/01/2008 to 12/31/2008.........  $11.46891    $ 7.34781      5,994,725
    01/01/2009 to 12/31/2009.........  $ 7.34781    $ 9.06844     27,340,546
    01/01/2010 to 12/31/2010.........  $ 9.06844    $10.12452     33,752,087
    01/01/2011 to 12/31/2011.........  $10.12452    $ 9.72831     24,195,132
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09931    $ 6.70326        384,017
    01/01/2009 to 12/31/2009.........  $ 6.70326    $ 8.37330      4,604,696
    01/01/2010 to 12/31/2010.........  $ 8.37330    $ 9.42811      6,724,473
    01/01/2011 to 12/31/2011.........  $ 9.42811    $ 9.06262      4,840,317

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08113    $ 7.35283        771,630
    01/01/2009 to 12/31/2009.........  $ 7.35283    $ 8.93400      6,054,382
    01/01/2010 to 12/31/2010.........  $ 8.93400    $ 9.84613      8,324,552
    01/01/2011 to 12/31/2011.........  $ 9.84613    $ 9.51998      7,450,224
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.99032    $ 9.56185        129,875
    01/01/2008 to 12/31/2008.........  $ 9.56185    $ 6.11539        223,594
    01/01/2009 to 12/31/2009.........  $ 6.11539    $ 7.94483        402,409
    01/01/2010 to 12/31/2010.........  $ 7.94483    $10.06834        641,803
    01/01/2011 to 12/31/2011.........  $10.06834    $10.56835        520,567
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.57832    $ 8.47377         54,692
    01/01/2008 to 07/18/2008.........  $ 8.47377    $ 7.76928              0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.74584    $10.90438         57,968
    01/01/2008 to 12/31/2008.........  $10.90438    $ 6.00326         79,885
    01/01/2009 to 12/31/2009.........  $ 6.00326    $ 7.84248        315,327
    01/01/2010 to 12/31/2010.........  $ 7.84248    $10.23628        396,390
    01/01/2011 to 12/31/2011.........  $10.23628    $ 8.75847        436,732
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10364    $ 7.51323        188,606
    01/01/2009 to 12/31/2009.........  $ 7.51323    $ 8.96936      1,810,492
    01/01/2010 to 12/31/2010.........  $ 8.96936    $10.00929      2,473,569
    01/01/2011 to 12/31/2011.........  $10.00929    $ 9.61303      1,971,220
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.11671    $11.26222        283,687
    01/01/2008 to 12/31/2008.........  $11.26222    $ 7.26552      1,779,824
    01/01/2009 to 12/31/2009.........  $ 7.26552    $ 8.86111      8,593,359
    01/01/2010 to 12/31/2010.........  $ 8.86111    $ 9.97923     10,586,571
    01/01/2011 to 12/31/2011.........  $ 9.97923    $ 9.67928      8,705,424
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.11078    $11.31636        374,786
    01/01/2008 to 12/31/2008.........  $11.31636    $ 6.60696      1,947,722
    01/01/2009 to 12/31/2009.........  $ 6.60696    $ 8.19609     12,858,817
    01/01/2010 to 12/31/2010.........  $ 8.19609    $ 9.60610     16,273,232
    01/01/2011 to 12/31/2011.........  $ 9.60610    $ 8.87180     11,140,097
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99874    $ 7.47746        150,004
    01/01/2009 to 11/13/2009.........  $ 7.47746    $ 8.37230              0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17542    $ 6.11700         5,945
    01/01/2009 to 12/31/2009.........  $ 6.11700    $ 8.13797       106,511
    01/01/2010 to 12/31/2010.........  $ 8.13797    $ 9.63255       192,701
    01/01/2011 to 12/31/2011.........  $ 9.63255    $ 9.00776       131,779
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.44789    $11.51919       118,236
    01/01/2008 to 12/31/2008.........  $11.51919    $ 6.77534       202,174
    01/01/2009 to 12/31/2009.........  $ 6.77534    $ 9.96770       816,286
    01/01/2010 to 12/31/2010.........  $ 9.96770    $10.82533       781,848
    01/01/2011 to 12/31/2011.........  $10.82533    $10.23845       519,567
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.52186    $11.43381       133,709
    01/01/2008 to 12/31/2008.........  $11.43381    $ 6.67776       175,361
    01/01/2009 to 12/31/2009.........  $ 6.67776    $ 7.83769       376,536
    01/01/2010 to 12/31/2010.........  $ 7.83769    $ 8.71263       432,046
    01/01/2011 to 12/31/2011.........  $ 8.71263    $ 8.10638       372,233
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.54577    $11.60729        69,386
    01/01/2008 to 12/31/2008.........  $11.60729    $ 6.76729       106,877
    01/01/2009 to 12/31/2009.........  $ 6.76729    $10.46870       740,477
    01/01/2010 to 12/31/2010.........  $10.46870    $12.35275       763,649
    01/01/2011 to 12/31/2011.........  $12.35275    $11.80230       509,810
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03362    $ 7.64384        28,596
    01/01/2009 to 12/31/2009.........  $ 7.64384    $ 9.54810       263,795
    01/01/2010 to 12/31/2010.........  $ 9.54810    $11.91907       399,917
    01/01/2011 to 12/31/2011.........  $11.91907    $11.89024       269,954
 AST High Yield Portfolio
    09/04/2007 to 12/31/2007.........  $10.49103    $10.67274        82,416
    01/01/2008 to 12/31/2008.........  $10.67274    $ 7.82524       107,722
    01/01/2009 to 12/31/2009.........  $ 7.82524    $10.44540       443,242
    01/01/2010 to 12/31/2010.........  $10.44540    $11.67447       621,288
    01/01/2011 to 12/31/2011.........  $11.67447    $11.86124       552,891
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11182    $ 7.14571       252,249
    01/01/2009 to 12/31/2009.........  $ 7.14571    $ 8.91307     3,437,241
    01/01/2010 to 12/31/2010.........  $ 8.91307    $ 9.98987     4,626,865
    01/01/2011 to 12/31/2011.........  $ 9.98987    $ 9.78156     3,706,411

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08931    $ 7.62229        594,087
    01/01/2009 to 12/31/2009.........  $ 7.62229    $ 9.26113      5,204,694
    01/01/2010 to 12/31/2010.........  $ 9.26113    $10.17744      6,865,530
    01/01/2011 to 12/31/2011.........  $10.17744    $ 9.97148      6,333,151
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.52056    $12.44440        160,902
    01/01/2008 to 12/31/2008.........  $12.44440    $ 6.09868        233,765
    01/01/2009 to 12/31/2009.........  $ 6.09868    $ 8.12488        394,964
    01/01/2010 to 12/31/2010.........  $ 8.12488    $ 9.16080        470,685
    01/01/2011 to 12/31/2011.........  $ 9.16080    $ 7.85528        350,301
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.37110    $12.61913        193,893
    01/01/2008 to 12/31/2008.........  $12.61913    $ 6.95843        217,704
    01/01/2009 to 12/31/2009.........  $ 6.95843    $ 8.94211        448,995
    01/01/2010 to 12/31/2010.........  $ 8.94211    $ 9.78154        522,920
    01/01/2011 to 12/31/2011.........  $ 9.78154    $ 8.42354        424,730
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99874    $10.74503     22,292,196
    01/01/2009 to 12/31/2009.........  $10.74503    $11.77700      8,071,944
    01/01/2010 to 12/31/2010.........  $11.77700    $12.85096      4,061,445
    01/01/2011 to 12/31/2011.........  $12.85096    $14.22998     35,214,108
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.01436    $10.58861         57,137
    01/01/2008 to 12/31/2008.........  $10.58861    $ 8.59008      2,495,791
    01/01/2009 to 12/31/2009.........  $ 8.59008    $10.32164      8,909,402
    01/01/2010 to 12/31/2010.........  $10.32164    $10.90809      9,450,984
    01/01/2011 to 12/31/2011.........  $10.90809    $10.76681      8,322,451
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08412    $10.29227          1,459
    01/01/2010 to 12/31/2010.........  $10.29227    $11.28218         54,941
    01/01/2011 to 12/31/2011.........  $11.28218    $11.18383         83,729
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14551    $10.30208          8,911
    01/01/2010 to 12/31/2010.........  $10.30208    $11.53709         70,990
    01/01/2011 to 12/31/2011.........  $11.53709    $10.69415         56,139
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.16975    $11.41442        141,891
    01/01/2008 to 12/31/2008.........  $11.41442    $ 6.58885        218,870
    01/01/2009 to 12/31/2009.........  $ 6.58885    $ 8.81640        648,708
    01/01/2010 to 12/31/2010.........  $ 8.81640    $ 9.30432        846,204
    01/01/2011 to 12/31/2011.........  $ 9.30432    $ 8.32407        668,977

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.16313    $10.53044      127,887
    01/01/2008 to 12/31/2008.........  $10.53044    $ 6.06725      214,857
    01/01/2009 to 12/31/2009.........  $ 6.06725    $ 7.13569      385,899
    01/01/2010 to 12/31/2010.........  $ 7.13569    $ 7.95146      454,900
    01/01/2011 to 12/31/2011.........  $ 7.95146    $ 7.50265      399,727
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.78155    $10.95860       38,378
    01/01/2008 to 12/31/2008.........  $10.95860    $ 8.28202       46,938
    01/01/2009 to 12/31/2009.........  $ 8.28202    $10.97774      253,610
    01/01/2010 to 12/31/2010.........  $10.97774    $12.26034      336,988
    01/01/2011 to 12/31/2011.........  $12.26034    $13.30142      963,892
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.02636    $11.57756      132,600
    01/01/2008 to 12/31/2008.........  $11.57756    $ 6.42308      210,852
    01/01/2009 to 12/31/2009.........  $ 6.42308    $ 8.20734      436,573
    01/01/2010 to 12/31/2010.........  $ 8.20734    $ 9.67845      566,960
    01/01/2011 to 12/31/2011.........  $ 9.67845    $ 9.44386      454,529
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.71519    $11.97391      106,458
    01/01/2008 to 12/31/2008.........  $11.97391    $ 7.78320      172,126
    01/01/2009 to 12/31/2009.........  $ 7.78320    $10.07929      304,375
    01/01/2010 to 12/31/2010.........  $10.07929    $11.12120      379,744
    01/01/2011 to 12/31/2011.........  $11.12120    $10.60861      353,785
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.21343    $11.78062       57,864
    01/01/2008 to 12/31/2008.........  $11.78062    $ 7.38927       92,343
    01/01/2009 to 12/31/2009.........  $ 7.38927    $ 9.04493      149,026
    01/01/2010 to 12/31/2010.........  $ 9.04493    $10.04560      163,547
    01/01/2011 to 12/31/2011.........  $10.04560    $ 9.83366      169,713
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.91824    $10.53613       68,861
    01/01/2008 to 12/31/2008.........  $10.53613    $ 6.41960       81,548
    01/01/2009 to 12/31/2009.........  $ 6.41960    $ 8.77984      212,717
    01/01/2010 to 12/31/2010.........  $ 8.77984    $10.68701      280,877
    01/01/2011 to 12/31/2011.........  $10.68701    $10.16087      207,670

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.44745    $10.55481       439,666
    01/01/2008 to 12/31/2008.........  $10.55481    $10.65447     2,759,260
    01/01/2009 to 12/31/2009.........  $10.65447    $10.51751     2,267,294
    01/01/2010 to 12/31/2010.........  $10.51751    $10.35969     1,594,489
    01/01/2011 to 12/31/2011.........  $10.35969    $10.20379     1,713,284
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.37574    $10.33156       108,936
    01/01/2008 to 12/31/2008.........  $10.33156    $ 5.87444       133,061
    01/01/2009 to 12/31/2009.........  $ 5.87444    $ 8.13599       582,751
    01/01/2010 to 12/31/2010.........  $ 8.13599    $ 9.88948       766,853
    01/01/2011 to 12/31/2011.........  $ 9.88948    $ 9.49682       526,809
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02865    $10.07295         2,905
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.02718    $12.28959        92,876
    01/01/2008 to 12/31/2008.........  $12.28959    $ 6.87585       136,526
    01/01/2009 to 12/31/2009.........  $ 6.87585    $ 8.78786       291,632
    01/01/2010 to 12/31/2010.........  $ 8.78786    $11.13543       421,493
    01/01/2011 to 12/31/2011.........  $11.13543    $11.15065       382,255
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.30178    $11.05501        48,803
    01/01/2008 to 12/31/2008.........  $11.05501    $ 6.25525        67,244
    01/01/2009 to 12/31/2009.........  $ 6.25525    $ 7.54954       189,275
    01/01/2010 to 12/31/2010.........  $ 7.54954    $ 8.94111       272,224
    01/01/2011 to 04/29/2011.........  $ 8.94111    $10.03294             0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10148    $ 5.57715         2,526
    01/01/2009 to 12/31/2009.........  $ 5.57715    $ 9.14495     1,041,944
    01/01/2010 to 12/31/2010.........  $ 9.14495    $11.01080     1,678,816
    01/01/2011 to 12/31/2011.........  $11.01080    $ 8.64490       876,131
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.38868    $10.70491        27,226
    01/01/2008 to 12/31/2008.........  $10.70491    $10.65895       273,679
    01/01/2009 to 12/31/2009.........  $10.65895    $11.56999       491,388
    01/01/2010 to 12/31/2010.........  $11.56999    $11.83776       692,562
    01/01/2011 to 12/31/2011.........  $11.83776    $11.91937       736,600
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.48149    $10.99780       175,563
    01/01/2008 to 12/31/2008.........  $10.99780    $10.58517       737,508
    01/01/2009 to 12/31/2009.........  $10.58517    $12.14622     4,497,611
    01/01/2010 to 12/31/2010.........  $12.14622    $12.88400     6,521,873
    01/01/2011 to 12/31/2011.........  $12.88400    $13.09095     5,367,829

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.80192    $11.16097        213,961
    01/01/2008 to 12/31/2008.........  $11.16097    $ 8.84892      4,320,625
    01/01/2009 to 12/31/2009.........  $ 8.84892    $10.45993     16,267,702
    01/01/2010 to 12/31/2010.........  $10.45993    $11.38917     20,251,502
    01/01/2011 to 12/31/2011.........  $11.38917    $11.32728     19,218,290
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01866    $10.07285          6,679
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.22094    $10.79584        109,945
    01/01/2008 to 12/31/2008.........  $10.79584    $ 6.51497        137,469
    01/01/2009 to 12/31/2009.........  $ 6.51497    $ 7.81555        236,297
    01/01/2010 to 12/31/2010.........  $ 7.81555    $ 8.85453        252,083
    01/01/2011 to 12/31/2011.........  $ 8.85453    $ 9.02103        234,580
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99874    $ 8.90747              0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.09854    $11.34807         50,902
    01/01/2008 to 12/31/2008.........  $11.34807    $ 7.80093        541,511
    01/01/2009 to 12/31/2009.........  $ 7.80093    $ 9.78770      5,527,106
    01/01/2010 to 12/31/2010.........  $ 9.78770    $10.77678      8,729,302
    01/01/2011 to 12/31/2011.........  $10.77678    $10.25384      6,982,765
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.59999    $10.46833         49,715
    01/01/2008 to 12/31/2008.........  $10.46833    $ 6.70061         81,727
    01/01/2009 to 12/31/2009.........  $ 6.70061    $ 8.83559        185,740
    01/01/2010 to 12/31/2010.........  $ 8.83559    $11.86932        315,242
    01/01/2011 to 12/31/2011.........  $11.86932    $11.57388        281,553
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.51386    $ 9.73292        127,547
    01/01/2008 to 12/31/2008.........  $ 9.73292    $ 6.73606        266,159
    01/01/2009 to 12/31/2009.........  $ 6.73606    $ 8.42432        409,674
    01/01/2010 to 12/31/2010.........  $ 8.42432    $10.45223        478,873
    01/01/2011 to 12/31/2011.........  $10.45223    $ 9.67773        389,214

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.08326    $11.13836        209,218
    01/01/2008 to 12/31/2008.........  $11.13836    $ 8.12262      1,854,755
    01/01/2009 to 12/31/2009.........  $ 8.12262    $ 9.92935      9,485,424
    01/01/2010 to 12/31/2010.........  $ 9.92935    $10.90571     12,526,458
    01/01/2011 to 12/31/2011.........  $10.90571    $10.95260     11,437,020
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.24033    $10.52167         90,758
    01/01/2008 to 12/31/2008.........  $10.52167    $ 6.02125         94,337
    01/01/2009 to 12/31/2009.........  $ 6.02125    $ 7.34030        423,253
    01/01/2010 to 12/31/2010.........  $ 7.34030    $ 8.18554        514,767
    01/01/2011 to 12/31/2011.........  $ 8.18554    $ 7.92860        365,775
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.53457    $11.12805         57,667
    01/01/2008 to 12/31/2008.........  $11.12805    $10.69133        156,631
    01/01/2009 to 12/31/2009.........  $10.69133    $11.80367        409,662
    01/01/2010 to 12/31/2010.........  $11.80367    $12.29119        466,177
    01/01/2011 to 12/31/2011.........  $12.29119    $12.60300        430,868
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.31184    $11.16482        124,564
    01/01/2008 to 12/31/2008.........  $11.16482    $ 6.53413        187,362
    01/01/2009 to 12/31/2009.........  $ 6.53413    $ 9.86862        558,526
    01/01/2010 to 12/31/2010.........  $ 9.86862    $11.25440        802,365
    01/01/2011 to 12/31/2011.........  $11.25440    $10.89495        646,172
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.05033    $13.60991        492,266
    01/01/2008 to 12/31/2008.........  $13.60991    $ 6.70277        838,493
    01/01/2009 to 12/31/2009.........  $ 6.70277    $ 9.85783      2,292,411
    01/01/2010 to 12/31/2010.........  $ 9.85783    $11.69296      2,773,962
    01/01/2011 to 12/31/2011.........  $11.69296    $ 9.79692      1,987,127
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.36107    $11.50135        828,348
    01/01/2008 to 12/31/2008.........  $11.50135    $ 6.53179        909,806
    01/01/2009 to 12/31/2009.........  $ 6.53179    $ 8.26091      1,274,354
    01/01/2010 to 12/31/2010.........  $ 8.26091    $ 9.32545      1,435,409
    01/01/2011 to 12/31/2011.........  $ 9.32545    $ 8.86601      1,575,912
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99874    $ 9.98107              0
    01/01/2008 to 12/31/2008.........  $ 9.98107    $ 9.31646        155,946
    01/01/2009 to 12/31/2009.........  $ 9.31646    $10.24119        940,945
    01/01/2010 to 12/31/2010.........  $10.24119    $10.87128      1,513,592
    01/01/2011 to 12/31/2011.........  $10.87128    $11.35046      1,420,753

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07814     $6.64843       792,320
    01/01/2009 to 12/31/2009.........  $ 6.64843     $8.51531     5,928,271
    01/01/2010 to 12/31/2010.........  $ 8.51531     $9.24408     8,882,311
    01/01/2011 to 12/31/2011.........  $ 9.24408     $8.95108     6,520,466


* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (1.70%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06578    $10.29036         0
    01/01/2008 to 12/31/2008.........  $10.29036    $ 6.89756         0
    01/01/2009 to 12/31/2009.........  $ 6.89756    $ 8.43431         0
    01/01/2010 to 12/31/2010.........  $ 8.43431    $ 9.28559         0
    01/01/2011 to 12/31/2011.........  $ 9.28559    $ 8.88786         0
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.05116    $10.38897         0
    01/01/2008 to 12/31/2008.........  $10.38897    $ 7.17072         0
    01/01/2009 to 12/31/2009.........  $ 7.17072    $ 8.89825         0
    01/01/2010 to 12/31/2010.........  $ 8.89825    $ 9.94879         0
    01/01/2011 to 12/31/2011.........  $ 9.94879    $ 9.79374         0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.12153    $ 9.62685         0
    01/01/2008 to 12/31/2008.........  $ 9.62685    $ 6.17686         0
    01/01/2009 to 12/31/2009.........  $ 6.17686    $ 7.15315         0
    01/01/2010 to 12/31/2010.........  $ 7.15315    $ 8.00744         0
    01/01/2011 to 12/31/2011.........  $ 8.00744    $ 8.15490         0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06670    $10.31656         0
    01/01/2008 to 12/31/2008.........  $10.31656    $ 7.23252         0
    01/01/2009 to 12/31/2009.........  $ 7.23252    $ 8.76833         0
    01/01/2010 to 12/31/2010.........  $ 8.76833    $ 9.68344         0
    01/01/2011 to 12/31/2011.........  $ 9.68344    $ 9.40606         0
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99861    $ 9.16560         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.11252    $ 9.75180         0
    01/01/2008 to 12/31/2008.........  $ 9.75180    $ 6.01200         0
    01/01/2009 to 12/31/2009.........  $ 6.01200    $ 6.99095         0
    01/01/2010 to 12/31/2010.........  $ 6.99095    $ 7.72945         0
    01/01/2011 to 12/31/2011.........  $ 7.72945    $ 7.56305         0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08914    $10.27957         0
    01/01/2008 to 12/31/2008.........  $10.27957    $ 6.57609         0
    01/01/2009 to 12/31/2009.........  $ 6.57609    $ 8.10403         0
    01/01/2010 to 12/31/2010.........  $ 8.10403    $ 9.03449         0
    01/01/2011 to 12/31/2011.........  $ 9.03449    $ 8.66809         0
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09927    $ 6.69672         0
    01/01/2009 to 12/31/2009.........  $ 6.69672    $ 8.35282         0
    01/01/2010 to 12/31/2010.........  $ 8.35282    $ 9.39126         0
    01/01/2011 to 12/31/2011.........  $ 9.39126    $ 9.01392         0
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08109    $ 7.34558         0
    01/01/2009 to 12/31/2009.........  $ 7.34558    $ 8.91204         0
    01/01/2010 to 12/31/2010.........  $ 8.91204    $ 9.80747         0
    01/01/2011 to 12/31/2011.........  $ 9.80747    $ 9.46863         0
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.13608    $ 8.81443         0
    01/01/2008 to 12/31/2008.........  $ 8.81443    $ 5.62898         0
    01/01/2009 to 12/31/2009.........  $ 5.62898    $ 7.30200         0
    01/01/2010 to 12/31/2010.........  $ 7.30200    $ 9.24005         0
    01/01/2011 to 12/31/2011.........  $ 9.24005    $ 9.68459         0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07103    $ 8.90547         0
    01/01/2008 to 07/18/2008.........  $ 8.90547    $ 8.15851         0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08672    $10.23068         0
    01/01/2008 to 12/31/2008.........  $10.23068    $ 5.62413         0
    01/01/2009 to 12/31/2009.........  $ 5.62413    $ 7.33634         0
    01/01/2010 to 12/31/2010.........  $ 7.33634    $ 9.56141         0
    01/01/2011 to 12/31/2011.........  $ 9.56141    $ 8.16906         0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10360    $ 7.50574         0
    01/01/2009 to 12/31/2009.........  $ 7.50574    $ 8.94713         0
    01/01/2010 to 12/31/2010.........  $ 8.94713    $ 9.96968         0
    01/01/2011 to 12/31/2011.........  $ 9.96968    $ 9.56090         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.05092    $10.17762           0
    01/01/2008 to 12/31/2008.........  $10.17762    $ 6.55614           0
    01/01/2009 to 12/31/2009.........  $ 6.55614    $ 7.98422           0
    01/01/2010 to 12/31/2010.........  $ 7.98422    $ 8.97842           0
    01/01/2011 to 12/31/2011.........  $ 8.97842    $ 8.69570           0
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06784    $10.24921           0
    01/01/2008 to 12/31/2008.........  $10.24921    $ 5.97509       5,571
    01/01/2009 to 12/31/2009.........  $ 5.97509    $ 7.40130       5,567
    01/01/2010 to 12/31/2010.........  $ 7.40130    $ 8.66171       5,564
    01/01/2011 to 12/31/2011.........  $ 8.66171    $ 7.98786       5,561
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99862    $ 7.47237           0
    01/01/2009 to 11/13/2009.........  $ 7.47237    $ 8.35589           0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17530    $ 6.11293           0
    01/01/2009 to 12/31/2009.........  $ 6.11293    $ 8.12045           0
    01/01/2010 to 12/31/2010.........  $ 8.12045    $ 9.59760           0
    01/01/2011 to 12/31/2011.........  $ 9.59760    $ 8.96179           0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14175    $10.20006           0
    01/01/2008 to 12/31/2008.........  $10.20006    $ 5.99060           0
    01/01/2009 to 12/31/2009.........  $ 5.99060    $ 8.80030           0
    01/01/2010 to 12/31/2010.........  $ 8.80030    $ 9.54348           0
    01/01/2011 to 12/31/2011.........  $ 9.54348    $ 9.01285           0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09199    $10.01010           0
    01/01/2008 to 12/31/2008.........  $10.01010    $ 5.83767           0
    01/01/2009 to 12/31/2009.........  $ 5.83767    $ 6.84158           0
    01/01/2010 to 12/31/2010.........  $ 6.84158    $ 7.59413           0
    01/01/2011 to 12/31/2011.........  $ 7.59413    $ 7.05525           0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15577    $10.20504           0
    01/01/2008 to 12/31/2008.........  $10.20504    $ 5.94093           0
    01/01/2009 to 12/31/2009.........  $ 5.94093    $ 9.17698           0
    01/01/2010 to 12/31/2010.........  $ 9.17698    $10.81269           0
    01/01/2011 to 12/31/2011.........  $10.81269    $10.31558           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03350    $ 7.63876           0
    01/01/2009 to 12/31/2009.........  $ 7.63876    $ 9.52759           0
    01/01/2010 to 12/31/2010.........  $ 9.52759    $11.87597           0
    01/01/2011 to 12/31/2011.........  $11.87597    $11.82991           0
 AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.02193    $10.19061           0
    01/01/2008 to 12/31/2008.........  $10.19061    $ 7.46065           0
    01/01/2009 to 12/31/2009.........  $ 7.46065    $ 9.94415           0
    01/01/2010 to 12/31/2010.........  $ 9.94415    $11.09791           0
    01/01/2011 to 12/31/2011.........  $11.09791    $11.25890           0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11178    $ 7.13867           0
    01/01/2009 to 12/31/2009.........  $ 7.13867    $ 8.89120           0
    01/01/2010 to 12/31/2010.........  $ 8.89120    $ 9.95052           0
    01/01/2011 to 12/31/2011.........  $ 9.95052    $ 9.72872           0
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08927    $ 7.61467           0
    01/01/2009 to 12/31/2009.........  $ 7.61467    $ 9.23814           0
    01/01/2010 to 12/31/2010.........  $ 9.23814    $10.13722           0
    01/01/2011 to 12/31/2011.........  $10.13722    $ 9.91746           0
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07589    $10.87865           0
    01/01/2008 to 12/31/2008.........  $10.87865    $ 5.32347           0
    01/01/2009 to 12/31/2009.........  $ 5.32347    $ 7.08178           0
    01/01/2010 to 12/31/2010.........  $ 7.08178    $ 7.97297           0
    01/01/2011 to 12/31/2011.........  $ 7.97297    $ 6.82656           0
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07730    $10.27451           0
    01/01/2008 to 12/31/2008.........  $10.27451    $ 5.65719           0
    01/01/2009 to 12/31/2009.........  $ 5.65719    $ 7.25920           0
    01/01/2010 to 12/31/2010.........  $ 7.25920    $ 7.92905           0
    01/01/2011 to 12/31/2011.........  $ 7.92905    $ 6.81816           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.04717    $ 9.65428           0
    01/01/2008 to 12/31/2008.........  $ 9.65428    $ 7.82060       1,319
    01/01/2009 to 12/31/2009.........  $ 7.82060    $ 9.38319       1,318
    01/01/2010 to 12/31/2010.........  $ 9.38319    $ 9.90157       1,318
    01/01/2011 to 12/31/2011.........  $ 9.90157    $ 9.75906       1,317

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08400    $10.29031         0
    01/01/2010 to 12/31/2010.........  $10.29031    $11.26343         0
    01/01/2011 to 12/31/2011.........  $11.26343    $11.14873         0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14539    $10.30010         0
    01/01/2010 to 12/31/2010.........  $10.30010    $11.51790         0
    01/01/2011 to 12/31/2011.........  $11.51790    $10.66059         0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07182    $10.28751         0
    01/01/2008 to 12/31/2008.........  $10.28751    $ 5.92957         0
    01/01/2009 to 12/31/2009.........  $ 5.92957    $ 7.92252         0
    01/01/2010 to 12/31/2010.........  $ 7.92252    $ 8.34866         0
    01/01/2011 to 12/31/2011.........  $ 8.34866    $ 7.45810         0
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09111    $ 9.51468         0
    01/01/2008 to 12/31/2008.........  $ 9.51468    $ 5.47387         0
    01/01/2009 to 12/31/2009.........  $ 5.47387    $ 6.42843         0
    01/01/2010 to 12/31/2010.........  $ 6.42843    $ 7.15276         0
    01/01/2011 to 12/31/2011.........  $ 7.15276    $ 6.73906         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.02297    $10.18268         0
    01/01/2008 to 12/31/2008.........  $10.18268    $ 7.68422         0
    01/01/2009 to 12/31/2009.........  $ 7.68422    $10.17046         0
    01/01/2010 to 12/31/2010.........  $10.17046    $11.34198         0
    01/01/2011 to 12/31/2011.........  $11.34198    $12.28703         0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.12082    $10.62167         0
    01/01/2008 to 12/31/2008.........  $10.62167    $ 5.88400         0
    01/01/2009 to 12/31/2009.........  $ 5.88400    $ 7.50737         0
    01/01/2010 to 12/31/2010.........  $ 7.50737    $ 8.83994         0
    01/01/2011 to 12/31/2011.........  $ 8.83994    $ 8.61297         0
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06288    $10.28019         0
    01/01/2008 to 12/31/2008.........  $10.28019    $ 6.67246         0
    01/01/2009 to 12/31/2009.........  $ 6.67246    $ 8.62801         0
    01/01/2010 to 12/31/2010.........  $ 8.62801    $ 9.50583         0
    01/01/2011 to 12/31/2011.........  $ 9.50583    $ 9.05443         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.11638    $10.62305         0
    01/01/2008 to 12/31/2008.........  $10.62305    $ 6.65333         0
    01/01/2009 to 12/31/2009.........  $ 6.65333    $ 8.13214         0
    01/01/2010 to 12/31/2010.........  $ 8.13214    $ 9.01845         0
    01/01/2011 to 12/31/2011.........  $ 9.01845    $ 8.81514         0
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.10856    $ 9.75005         0
    01/01/2008 to 12/31/2008.........  $ 9.75005    $ 5.93190         0
    01/01/2009 to 12/31/2009.........  $ 5.93190    $ 8.10076         0
    01/01/2010 to 12/31/2010.........  $ 8.10076    $ 9.84588         0
    01/01/2011 to 12/31/2011.........  $ 9.84588    $ 9.34739         0
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99951    $10.09744         0
    01/01/2008 to 12/31/2008.........  $10.09744    $10.17767         0
    01/01/2009 to 12/31/2009.........  $10.17767    $10.03209         0
    01/01/2010 to 12/31/2010.........  $10.03209    $ 9.86698         0
    01/01/2011 to 12/31/2011.........  $ 9.86698    $ 9.70434         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15067    $10.10265         0
    01/01/2008 to 12/31/2008.........  $10.10265    $ 5.73576         0
    01/01/2009 to 12/31/2009.........  $ 5.73576    $ 7.93225         0
    01/01/2010 to 12/31/2010.........  $ 7.93225    $ 9.62757         0
    01/01/2011 to 12/31/2011.........  $ 9.62757    $ 9.23167         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15100    $10.36749         0
    01/01/2008 to 12/31/2008.........  $10.36749    $ 5.79188         0
    01/01/2009 to 12/31/2009.........  $ 5.79188    $ 7.39154         0
    01/01/2010 to 12/31/2010.........  $ 7.39154    $ 9.35229         0
    01/01/2011 to 12/31/2011.........  $ 9.35229    $ 9.35130         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15137    $10.88844         0
    01/01/2008 to 12/31/2008.........  $10.88844    $ 6.15199         0
    01/01/2009 to 12/31/2009.........  $ 6.15199    $ 7.41410         0
    01/01/2010 to 12/31/2010.........  $ 7.41410    $ 8.76777         0
    01/01/2011 to 04/29/2011.........  $ 8.76777    $ 9.83375         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10136    $ 5.57335         0
    01/01/2009 to 12/31/2009.........  $ 5.57335    $ 9.12527         0
    01/01/2010 to 12/31/2010.........  $ 9.12527    $10.97104         0
    01/01/2011 to 12/31/2011.........  $10.97104    $ 8.60101         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99815    $10.29756         0
    01/01/2008 to 12/31/2008.........  $10.29756    $10.23824         0
    01/01/2009 to 12/31/2009.........  $10.23824    $11.09694         0
    01/01/2010 to 12/31/2010.........  $11.09694    $11.33686         0
    01/01/2011 to 12/31/2011.........  $11.33686    $11.39825         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99815    $10.48561         0
    01/01/2008 to 12/31/2008.........  $10.48561    $10.07735         0
    01/01/2009 to 12/31/2009.........  $10.07735    $11.54657         0
    01/01/2010 to 12/31/2010.........  $11.54657    $12.22988         0
    01/01/2011 to 12/31/2011.........  $12.22988    $12.40784         0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.03349    $10.36204         0
    01/01/2008 to 12/31/2008.........  $10.36204    $ 8.20346         0
    01/01/2009 to 12/31/2009.........  $ 8.20346    $ 9.68266         0
    01/01/2010 to 12/31/2010.........  $ 9.68266    $10.52738         0
    01/01/2011 to 12/31/2011.........  $10.52738    $10.45482         0
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08932    $ 9.70245         0
    01/01/2008 to 12/31/2008.........  $ 9.70245    $ 5.84646         0
    01/01/2009 to 12/31/2009.........  $ 5.84646    $ 7.00319         0
    01/01/2010 to 12/31/2010.........  $ 7.00319    $ 7.92253         0
    01/01/2011 to 12/31/2011.........  $ 7.92253    $ 8.05960         0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99861    $ 8.89866         0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06777    $10.28928         0
    01/01/2008 to 12/31/2008.........  $10.28928    $ 7.06265         0
    01/01/2009 to 12/31/2009.........  $ 7.06265    $ 8.84835         0
    01/01/2010 to 12/31/2010.........  $ 8.84835    $ 9.72815         0
    01/01/2011 to 12/31/2011.........  $ 9.72815    $ 9.24234         0
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09118    $ 9.96110         0
    01/01/2008 to 12/31/2008.........  $ 9.96110    $ 6.36649         0
    01/01/2009 to 12/31/2009.........  $ 6.36649    $ 8.38268         0
    01/01/2010 to 12/31/2010.........  $ 8.38268    $11.24433         0
    01/01/2011 to 12/31/2011.........  $11.24433    $10.94837         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08521    $ 9.33168         0
    01/01/2008 to 12/31/2008.........  $ 9.33168    $ 6.44885         0
    01/01/2009 to 12/31/2009.........  $ 6.44885    $ 8.05322         0
    01/01/2010 to 12/31/2010.........  $ 8.05322    $ 9.97697         0
    01/01/2011 to 12/31/2011.........  $ 9.97697    $ 9.22409         0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06319    $10.10841         0
    01/01/2008 to 12/31/2008.........  $10.10841    $ 7.36066         0
    01/01/2009 to 12/31/2009.........  $ 7.36066    $ 8.98477         0
    01/01/2010 to 12/31/2010.........  $ 8.98477    $ 9.85367         0
    01/01/2011 to 12/31/2011.........  $ 9.85367    $ 9.88135         0
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08990    $ 9.44027         0
    01/01/2008 to 12/31/2008.........  $ 9.44027    $ 5.39439         0
    01/01/2009 to 12/31/2009.........  $ 5.39439    $ 6.56645         0
    01/01/2010 to 12/31/2010.........  $ 6.56645    $ 7.31183         0
    01/01/2011 to 12/31/2011.........  $ 7.31183    $ 7.07190         0
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.98144    $10.53870         0
    01/01/2008 to 12/31/2008.........  $10.53870    $10.11020         0
    01/01/2009 to 12/31/2009.........  $10.11020    $11.14552         0
    01/01/2010 to 12/31/2010.........  $11.14552    $11.58863         0
    01/01/2011 to 12/31/2011.........  $11.58863    $11.86517         0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14370    $10.00708         0
    01/01/2008 to 12/31/2008.........  $10.00708    $ 5.84797         0
    01/01/2009 to 12/31/2009.........  $ 5.84797    $ 8.81937         0
    01/01/2010 to 12/31/2010.........  $ 8.81937    $10.04316         0
    01/01/2011 to 12/31/2011.........  $10.04316    $ 9.70810         0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.21158    $11.52768         0
    01/01/2008 to 12/31/2008.........  $11.52768    $ 5.66891         0
    01/01/2009 to 12/31/2009.........  $ 5.66891    $ 8.32488         0
    01/01/2010 to 12/31/2010.........  $ 8.32488    $ 9.86005         0
    01/01/2011 to 12/31/2011.........  $ 9.86005    $ 8.24906         0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.10350    $10.22335         0
    01/01/2008 to 12/31/2008.........  $10.22335    $ 5.79748         0
    01/01/2009 to 12/31/2009.........  $ 5.79748    $ 7.32143         0
    01/01/2010 to 12/31/2010.........  $ 7.32143    $ 8.25276         0
    01/01/2011 to 12/31/2011.........  $ 8.25276    $ 7.83460         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99861    $ 9.97925         0
    01/01/2008 to 12/31/2008.........  $ 9.97925    $ 9.30103         0
    01/01/2009 to 12/31/2009.........  $ 9.30103    $10.20914         0
    01/01/2010 to 12/31/2010.........  $10.20914    $10.82122         0
    01/01/2011 to 12/31/2011.........  $10.82122    $11.28166         0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07810    $ 6.64193         0
    01/01/2009 to 12/31/2009.........  $ 6.64193    $ 8.49448         0
    01/01/2010 to 12/31/2010.........  $ 8.49448    $ 9.20782         0
    01/01/2011 to 12/31/2011.........  $ 9.20782    $ 8.90286         0


* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (1.75%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.58438    $ 9.26448     5,326,490
    01/01/2010 to 12/31/2010.........  $ 9.26448    $10.19462     5,089,366
    01/01/2011 to 12/31/2011.........  $10.19462    $ 9.75312     4,414,821
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.78881    $ 9.65571     1,546,021
    01/01/2010 to 12/31/2010.........  $ 9.65571    $10.79033     1,571,211
    01/01/2011 to 12/31/2011.........  $10.79033    $10.61693     1,431,282
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.47791    $ 8.03080         6,596
    01/01/2010 to 12/31/2010.........  $ 8.03080    $ 8.98555        11,755
    01/01/2011 to 12/31/2011.........  $ 8.98555    $ 9.14661         2,574
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.93555    $ 9.55557     2,782,580
    01/01/2010 to 12/31/2010.........  $ 9.55557    $10.54773     2,691,285
    01/01/2011 to 12/31/2011.........  $10.54773    $10.24057     2,316,352
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99857    $ 9.16255        12,751
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.19335    $ 7.84238         2,315
    01/01/2010 to 12/31/2010.........  $ 7.84238    $ 8.66644         2,249
    01/01/2011 to 12/31/2011.........  $ 8.66644    $ 8.47561         1,076

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009.........  $ 9.68422    $ 9.38572             0
    01/01/2010 to 12/31/2010.........  $ 9.38572    $10.19992             0
    01/01/2011 to 12/31/2011.........  $10.19992    $10.99092             0
 AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009.........  $11.37811    $11.12056             0
    01/01/2010 to 12/31/2010.........  $11.12056    $12.15179             0
    01/01/2011 to 12/31/2011.........  $12.15179    $13.56492             0
 AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009.........  $11.33898    $10.98780             0
    01/01/2010 to 12/31/2010.........  $10.98780    $12.02578           100
    01/01/2011 to 12/31/2011.........  $12.02578    $13.70693           506
 AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009.........  $ 9.37595    $ 8.79604             0
    01/01/2010 to 12/31/2010.........  $ 8.79604    $ 9.66876        58,389
    01/01/2011 to 12/31/2011.........  $ 9.66876    $11.27734            95
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99810    $11.01729        38,657
    01/01/2011 to 12/31/2011.........  $11.01729    $13.02623       638,952
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99857    $12.03025       286,401
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.32460    $ 9.00313     5,643,870
    01/01/2010 to 12/31/2010.........  $ 9.00313    $10.03170     5,740,105
    01/01/2011 to 12/31/2011.........  $10.03170    $ 9.62010     5,142,553
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.78100    $ 8.34595       120,538
    01/01/2010 to 12/31/2010.........  $ 8.34595    $ 9.37899       168,807
    01/01/2011 to 12/31/2011.........  $ 9.37899    $ 8.99772       123,003
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.47141    $ 8.90471       167,537
    01/01/2010 to 12/31/2010.........  $ 8.90471    $ 9.79462       219,911
    01/01/2011 to 12/31/2011.........  $ 9.79462    $ 9.45152       190,109
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.21355    $ 7.88735         3,042
    01/01/2010 to 12/31/2010.........  $ 7.88735    $ 9.97588         3,002
    01/01/2011 to 12/31/2011.........  $ 9.97588    $10.45070         1,299
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.97110    $ 7.78612         2,497
    01/01/2010 to 12/31/2010.........  $ 7.78612    $10.14271         7,539
    01/01/2011 to 12/31/2011.........  $10.14271    $ 8.66144         4,659

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.47031    $ 8.93974        26,953
    01/01/2010 to 12/31/2010.........  $ 8.93974    $ 9.95667        62,320
    01/01/2011 to 12/31/2011.........  $ 9.95667    $ 9.54376        42,822
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.14653    $ 8.79712     1,202,613
    01/01/2010 to 12/31/2010.........  $ 8.79712    $ 9.88773     1,180,706
    01/01/2011 to 12/31/2011.........  $ 9.88773    $ 9.57167       945,215
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.66755    $ 8.13678     1,588,708
    01/01/2010 to 12/31/2010.........  $ 8.13678    $ 9.51787     1,677,327
    01/01/2011 to 12/31/2011.........  $ 9.51787    $ 8.77313     1,401,227
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.72759    $ 8.11460         4,642
    01/01/2010 to 12/31/2010.........  $ 8.11460    $ 9.58600         8,225
    01/01/2011 to 12/31/2011.........  $ 9.58600    $ 8.94656         4,220
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.72494    $ 9.89579         4,004
    01/01/2010 to 12/31/2010.........  $ 9.89579    $10.72625         4,220
    01/01/2011 to 12/31/2011.........  $10.72625    $10.12478         1,716
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.43986    $ 7.78118         4,897
    01/01/2010 to 12/31/2010.........  $ 7.78118    $ 8.63286         9,895
    01/01/2011 to 12/31/2011.........  $ 8.63286    $ 8.01634         5,256
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.73522    $10.39351         7,059
    01/01/2010 to 12/31/2010.........  $10.39351    $12.24001         9,473
    01/01/2011 to 12/31/2011.........  $12.24001    $11.67165         4,236
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.40937    $ 9.52067             0
    01/01/2010 to 12/31/2010.........  $ 9.52067    $11.86158           678
    01/01/2011 to 12/31/2011.........  $11.86158    $11.80975           427
 AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.27974    $10.37011         4,733
    01/01/2010 to 12/31/2010.........  $10.37011    $11.56763         6,252
    01/01/2011 to 12/31/2011.........  $11.56763    $11.72970         3,189

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.26577    $ 8.88380       67,144
    01/01/2010 to 12/31/2010.........  $ 8.88380    $ 9.93736      119,181
    01/01/2011 to 12/31/2011.........  $ 9.93736    $ 9.71107       68,162
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.78411    $ 9.23061      196,954
    01/01/2010 to 12/31/2010.........  $ 9.23061    $10.12402      196,131
    01/01/2011 to 12/31/2011.........  $10.12402    $ 9.89972      158,625
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.15048    $ 8.06631        4,243
    01/01/2010 to 12/31/2010.........  $ 8.06631    $ 9.07693        5,838
    01/01/2011 to 12/31/2011.........  $ 9.07693    $ 7.76802        3,046
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.83892    $ 8.87760        3,530
    01/01/2010 to 12/31/2010.........  $ 8.87760    $ 9.69193        7,861
    01/01/2011 to 12/31/2011.........  $ 9.69193    $ 8.33006        3,732
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.77146    $11.73237      128,909
    01/01/2010 to 12/31/2010.........  $11.73237    $12.77720       95,027
    01/01/2011 to 12/31/2011.........  $12.77720    $14.12060      187,387
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.83226    $10.24727      458,937
    01/01/2010 to 12/31/2010.........  $10.24727    $10.80817      460,917
    01/01/2011 to 12/31/2011.........  $10.80817    $10.64726      472,112
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08396    $10.28967          219
    01/01/2010 to 12/31/2010.........  $10.28967    $11.25705        2,266
    01/01/2011 to 12/31/2011.........  $11.25705    $11.13692        1,226
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14535    $10.29945            0
    01/01/2010 to 12/31/2010.........  $10.29945    $11.51148        3,884
    01/01/2011 to 12/31/2011.........  $11.51148    $10.64939        4,117
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.50773    $ 8.75281        5,437
    01/01/2010 to 12/31/2010.........  $ 8.75281    $ 9.21909       12,381
    01/01/2011 to 12/31/2011.........  $ 9.21909    $ 8.23160        7,644

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.58515    $ 7.08407        1,262
    01/01/2010 to 12/31/2010.........  $ 7.08407    $ 7.87845        7,746
    01/01/2011 to 12/31/2011.........  $ 7.87845    $ 7.41911        3,072
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.02771    $10.89824        2,313
    01/01/2010 to 12/31/2010.........  $10.89824    $12.14768        1,264
    01/01/2011 to 12/31/2011.........  $12.14768    $13.15337        1,206
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.39753    $ 8.14798        7,793
    01/01/2010 to 12/31/2010.........  $ 8.14798    $ 9.58964       14,449
    01/01/2011 to 12/31/2011.........  $ 9.58964    $ 9.33879        7,967
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.52319    $10.00657        4,376
    01/01/2010 to 12/31/2010.........  $10.00657    $11.01926        2,936
    01/01/2011 to 12/31/2011.........  $11.01926    $10.49074        1,831
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.39300    $ 8.97986          604
    01/01/2010 to 12/31/2010.........  $ 8.97986    $ 9.95374        4,601
    01/01/2011 to 12/31/2011.........  $ 9.95374    $ 9.72471        1,801
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.56293    $ 8.71638        1,504
    01/01/2010 to 12/31/2010.........  $ 8.71638    $10.58897        1,510
    01/01/2011 to 12/31/2011.........  $10.58897    $10.04800          608
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.55669    $10.44180       27,394
    01/01/2010 to 12/31/2010.........  $10.44180    $10.26477       20,194
    01/01/2011 to 12/31/2011.........  $10.26477    $10.09057       14,484
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.95154    $ 8.07728        1,187
    01/01/2010 to 12/31/2010.........  $ 8.07728    $ 9.79886        3,335
    01/01/2011 to 12/31/2011.........  $ 9.79886    $ 9.39128        1,377
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02848    $10.06951            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.02355    $ 8.72450        3,055
    01/01/2010 to 12/31/2010.........  $ 8.72450    $11.03351        8,033
    01/01/2011 to 12/31/2011.........  $11.03351    $11.02690        3,421

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.15630    $ 7.49518         2,765
    01/01/2010 to 12/31/2010.........  $ 7.49518    $ 8.85927         3,680
    01/01/2011 to 04/29/2011.........  $ 8.85927    $ 9.93478             0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.18191    $ 9.11891         4,932
    01/01/2010 to 12/31/2010.........  $ 9.11891    $10.95795        14,211
    01/01/2011 to 12/31/2011.........  $10.95795    $ 8.58654         9,133
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.92079    $11.48658         3,251
    01/01/2010 to 12/31/2010.........  $11.48658    $11.72926        11,456
    01/01/2011 to 12/31/2011.........  $11.72926    $11.78694         9,762
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.86732    $12.05880        52,387
    01/01/2010 to 12/31/2010.........  $12.05880    $12.76610        80,428
    01/01/2011 to 12/31/2011.........  $12.76610    $12.94556        46,981
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.94421    $10.38444     1,417,628
    01/01/2010 to 12/31/2010.........  $10.38444    $11.28481     1,469,096
    01/01/2011 to 12/31/2011.........  $11.28481    $11.20146     1,377,189
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01849    $10.06939             0
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.09113    $ 7.75928           534
    01/01/2010 to 12/31/2010.........  $ 7.75928    $ 8.77355           588
    01/01/2011 to 12/31/2011.........  $ 8.77355    $ 8.92102         5,253
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99857    $ 8.89568         1,189
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.89047    $ 9.71715       170,482
    01/01/2010 to 12/31/2010.........  $ 9.71715    $10.67818       242,375
    01/01/2011 to 12/31/2011.........  $10.67818    $10.13994       193,517
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.66830    $ 8.77180         2,301
    01/01/2010 to 12/31/2010.........  $ 8.77180    $11.76047         3,732
    01/01/2011 to 12/31/2011.........  $11.76047    $11.44523         1,577

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.43141    $ 8.36348         4,832
    01/01/2010 to 12/31/2010.........  $ 8.36348    $10.35634         6,939
    01/01/2011 to 12/31/2011.........  $10.35634    $ 9.57011         3,019
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.12791    $ 9.85774     1,077,905
    01/01/2010 to 12/31/2010.........  $ 9.85774    $10.80580     1,134,743
    01/01/2011 to 12/31/2011.........  $10.80580    $10.83087     1,009,735
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.69039    $ 7.28736           229
    01/01/2010 to 12/31/2010.........  $ 7.28736    $ 8.11059         1,352
    01/01/2011 to 12/31/2011.........  $ 8.11059    $ 7.84060           530
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.54579    $11.71854         6,106
    01/01/2010 to 12/31/2010.........  $11.71854    $12.17856         5,121
    01/01/2011 to 12/31/2011.........  $12.17856    $12.46302         4,174
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.41735    $ 9.79749         6,044
    01/01/2010 to 12/31/2010.........  $ 9.79749    $11.15143        28,201
    01/01/2011 to 12/31/2011.........  $11.15143    $10.77407         8,146
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.31185    $ 9.78660        18,507
    01/01/2010 to 12/31/2010.........  $ 9.78660    $11.58555        26,610
    01/01/2011 to 12/31/2011.........  $11.58555    $ 9.68778        13,221
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.45011    $ 8.20138        38,652
    01/01/2010 to 12/31/2010.........  $ 8.20138    $ 9.24013        44,538
    01/01/2011 to 12/31/2011.........  $ 9.24013    $ 8.76758        26,079
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.44766    $10.19841         6,401
    01/01/2010 to 12/31/2010.........  $10.19841    $10.80459         9,567
    01/01/2011 to 12/31/2011.........  $10.80459    $11.25875         5,671


* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (1.80%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.66793    $ 7.57016         0
    01/01/2009 to 12/31/2009.........  $ 7.57016    $ 9.24767         0
    01/01/2010 to 12/31/2010.........  $ 9.24767    $10.17096         0
    01/01/2011 to 12/31/2011.........  $10.17096    $ 9.72567         0
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.78166    $ 7.77480         0
    01/01/2009 to 12/31/2009.........  $ 7.77480    $ 9.63835         0
    01/01/2010 to 12/31/2010.........  $ 9.63835    $10.76564         0
    01/01/2011 to 12/31/2011.........  $10.76564    $10.58741         0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.02331    $ 6.92900         0
    01/01/2009 to 12/31/2009.........  $ 6.92900    $ 8.01628         0
    01/01/2010 to 12/31/2010.........  $ 8.01628    $ 8.96487         0
    01/01/2011 to 12/31/2011.........  $ 8.96487    $ 9.12113         0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.74461    $ 7.87536         0
    01/01/2009 to 12/31/2009.........  $ 7.87536    $ 9.53832         0
    01/01/2010 to 12/31/2010.........  $ 9.53832    $10.52351         0
    01/01/2011 to 12/31/2011.........  $10.52351    $10.21197         0
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99853    $ 9.15952         0
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23053    $ 6.73868         0
    01/01/2009 to 12/31/2009.........  $ 6.73868    $ 7.82812         0
    01/01/2010 to 12/31/2010.........  $ 7.82812    $ 8.64657         0
    01/01/2011 to 12/31/2011.........  $ 8.64657    $ 8.45207         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99902    $ 9.38108            0
    01/01/2010 to 12/31/2010.........  $ 9.38108    $10.18982            0
    01/01/2011 to 12/31/2011.........  $10.18982    $10.97479            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99854    $12.03844            0
    01/01/2009 to 12/31/2009.........  $12.03844    $11.11003            0
    01/01/2010 to 12/31/2010.........  $11.11003    $12.13429            0
    01/01/2011 to 12/31/2011.........  $12.13429    $13.53876            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99854    $12.10728            0
    01/01/2009 to 12/31/2009.........  $12.10728    $10.97728            0
    01/01/2010 to 12/31/2010.........  $10.97728    $12.00827            0
    01/01/2011 to 12/31/2011.........  $12.00827    $13.68041            0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99902    $ 8.79160            0
    01/01/2010 to 12/31/2010.........  $ 8.79160    $ 9.65901            0
    01/01/2011 to 12/31/2011.........  $ 9.65901    $11.26044            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99804    $11.01180        8,111
    01/01/2011 to 12/31/2011.........  $11.01180    $13.01321       15,068
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99853    $12.02437            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.64512    $ 7.29960            0
    01/01/2009 to 12/31/2009.........  $ 7.29960    $ 8.98690            0
    01/01/2010 to 12/31/2010.........  $ 8.98690    $10.00882            0
    01/01/2011 to 12/31/2011.........  $10.00882    $ 9.59353            0
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09924    $ 6.69228            0
    01/01/2009 to 12/31/2009.........  $ 6.69228    $ 8.33899            0
    01/01/2010 to 12/31/2010.........  $ 8.33899    $ 9.36653            0
    01/01/2011 to 12/31/2011.........  $ 9.36653    $ 8.98138            0
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08106    $ 7.34068            0
    01/01/2009 to 12/31/2009.........  $ 7.34068    $ 8.89743            0
    01/01/2010 to 12/31/2010.........  $ 8.89743    $ 9.78180            0
    01/01/2011 to 12/31/2011.........  $ 9.78180    $ 9.43446            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.54882    $ 6.07516         0
    01/01/2009 to 12/31/2009.........  $ 6.07516    $ 7.87308         0
    01/01/2010 to 12/31/2010.........  $ 7.87308    $ 9.95295         0
    01/01/2011 to 12/31/2011.........  $ 9.95295    $10.42158         0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 7.90885    $ 7.72699         0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.69091    $ 5.96393         0
    01/01/2009 to 12/31/2009.........  $ 5.96393    $ 7.77201         0
    01/01/2010 to 12/31/2010.........  $ 7.77201    $10.11934         0
    01/01/2011 to 12/31/2011.........  $10.11934    $ 8.63723         0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10357    $ 7.50079         0
    01/01/2009 to 12/31/2009.........  $ 7.50079    $ 8.93234         0
    01/01/2010 to 12/31/2010.........  $ 8.93234    $ 9.94340         0
    01/01/2011 to 12/31/2011.........  $ 9.94340    $ 9.52637         0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.69808    $ 7.21784         0
    01/01/2009 to 12/31/2009.........  $ 7.21784    $ 8.78121         0
    01/01/2010 to 12/31/2010.........  $ 8.78121    $ 9.86497         0
    01/01/2011 to 12/31/2011.........  $ 9.86497    $ 9.54494         0
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.50085    $ 6.56357         0
    01/01/2009 to 12/31/2009.........  $ 6.56357    $ 8.12237         0
    01/01/2010 to 12/31/2010.........  $ 8.12237    $ 9.49626         0
    01/01/2011 to 12/31/2011.........  $ 9.49626    $ 8.74891         0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99854    $ 7.46903         0
    01/01/2009 to 11/13/2009.........  $ 7.46903    $ 8.34495         0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17522    $ 6.11016         0
    01/01/2009 to 12/31/2009.........  $ 6.11016    $ 8.10892         0
    01/01/2010 to 12/31/2010.........  $ 8.10892    $ 9.57456         0
    01/01/2011 to 12/31/2011.........  $ 9.57456    $ 8.93153         0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.25527    $ 6.73082         0
    01/01/2009 to 12/31/2009.........  $ 6.73082    $ 9.87807         0
    01/01/2010 to 12/31/2010.........  $ 9.87807    $10.70162         0
    01/01/2011 to 12/31/2011.........  $10.70162    $10.09654         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.55757    $ 6.63384         0
    01/01/2009 to 12/31/2009.........  $ 6.63384    $ 7.76698         0
    01/01/2010 to 12/31/2010.........  $ 7.76698    $ 8.61281         0
    01/01/2011 to 12/31/2011.........  $ 8.61281    $ 7.99378         0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.44056    $ 6.72291         0
    01/01/2009 to 12/31/2009.........  $ 6.72291    $10.37465         0
    01/01/2010 to 12/31/2010.........  $10.37465    $12.21170         0
    01/01/2011 to 12/31/2011.........  $12.21170    $11.63890         0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03342    $ 7.63533         0
    01/01/2009 to 12/31/2009.........  $ 7.63533    $ 9.51399         0
    01/01/2010 to 12/31/2010.........  $ 9.51399    $11.84749         0
    01/01/2011 to 12/31/2011.........  $11.84749    $11.78974         0
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.51829    $ 7.77374         0
    01/01/2009 to 12/31/2009.........  $ 7.77374    $10.35129         0
    01/01/2010 to 12/31/2010.........  $10.35129    $11.54100         0
    01/01/2011 to 12/31/2011.........  $11.54100    $11.69693         0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11176    $ 7.13394         0
    01/01/2009 to 12/31/2009.........  $ 7.13394    $ 8.87666         0
    01/01/2010 to 12/31/2010.........  $ 8.87666    $ 9.92453         0
    01/01/2011 to 12/31/2011.........  $ 9.92453    $ 9.69377         0
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08924    $ 7.60965         0
    01/01/2009 to 12/31/2009.........  $ 7.60965    $ 9.22304         0
    01/01/2010 to 12/31/2010.........  $ 9.22304    $10.11078         0
    01/01/2011 to 12/31/2011.........  $10.11078    $ 9.88185         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.04774    $ 6.05863         0
    01/01/2009 to 12/31/2009.........  $ 6.05863    $ 8.05179         0
    01/01/2010 to 12/31/2010.........  $ 8.05179    $ 9.05613         0
    01/01/2011 to 12/31/2011.........  $ 9.05613    $ 7.74633         0
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.22025    $ 6.91270         0
    01/01/2009 to 12/31/2009.........  $ 6.91270    $ 8.86147         0
    01/01/2010 to 12/31/2010.........  $ 8.86147    $ 9.66951         0
    01/01/2011 to 12/31/2011.........  $ 9.66951    $ 8.30663         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99854    $10.72041         0
    01/01/2009 to 12/31/2009.........  $10.72041    $11.72128         0
    01/01/2010 to 12/31/2010.........  $11.72128    $12.75879         0
    01/01/2011 to 12/31/2011.........  $12.75879    $14.09332         0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.79862    $ 8.53380         0
    01/01/2009 to 12/31/2009.........  $ 8.53380    $10.22881         0
    01/01/2010 to 12/31/2010.........  $10.22881    $10.78339         0
    01/01/2011 to 12/31/2011.........  $10.78339    $10.61771         0
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08392    $10.28893         0
    01/01/2010 to 12/31/2010.........  $10.28893    $11.25088         0
    01/01/2011 to 12/31/2011.........  $11.25088    $11.12535         0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14530    $10.29877         0
    01/01/2010 to 12/31/2010.........  $10.29877    $11.50507         0
    01/01/2011 to 12/31/2011.........  $11.50507    $10.63826         0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.32384    $ 6.54565         0
    01/01/2009 to 12/31/2009.........  $ 6.54565    $ 8.73715         0
    01/01/2010 to 12/31/2010.........  $ 8.73715    $ 9.19808         0
    01/01/2011 to 12/31/2011.........  $ 9.19808    $ 8.20882         0
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.92036    $ 6.02732         0
    01/01/2009 to 12/31/2009.........  $ 6.02732    $ 7.07131         0
    01/01/2010 to 12/31/2010.........  $ 7.07131    $ 7.86044         0
    01/01/2011 to 12/31/2011.........  $ 7.86044    $ 7.39857         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.67274    $ 8.22753         0
    01/01/2009 to 12/31/2009.........  $ 8.22753    $10.87864         0
    01/01/2010 to 12/31/2010.........  $10.87864    $12.11990         0
    01/01/2011 to 12/31/2011.........  $12.11990    $13.11683         0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.37106    $ 6.38093         0
    01/01/2009 to 12/31/2009.........  $ 6.38093    $ 8.13344         0
    01/01/2010 to 12/31/2010.........  $ 8.13344    $ 9.56772         0
    01/01/2011 to 12/31/2011.........  $ 9.56772    $ 9.31287         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.88205    $ 7.73203         0
    01/01/2009 to 12/31/2009.........  $ 7.73203    $ 9.98846         0
    01/01/2010 to 12/31/2010.........  $ 9.98846    $10.99392         0
    01/01/2011 to 12/31/2011.........  $10.99392    $10.46150         0
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.72178    $ 7.34079         0
    01/01/2009 to 12/31/2009.........  $ 7.34079    $ 8.96358         0
    01/01/2010 to 12/31/2010.........  $ 8.96358    $ 9.93078         0
    01/01/2011 to 12/31/2011.........  $ 9.93078    $ 9.69742         0
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.71384    $ 6.37746         0
    01/01/2009 to 12/31/2009.........  $ 6.37746    $ 8.70075         0
    01/01/2010 to 12/31/2010.........  $ 8.70075    $10.56476         0
    01/01/2011 to 12/31/2011.........  $10.56476    $10.02005         0
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.53168    $10.58460         0
    01/01/2009 to 12/31/2009.........  $10.58460    $10.42287         0
    01/01/2010 to 12/31/2010.........  $10.42287    $10.24097         0
    01/01/2011 to 12/31/2011.........  $10.24097    $10.06247         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.33158    $ 5.83598         0
    01/01/2009 to 12/31/2009.........  $ 5.83598    $ 8.06289         0
    01/01/2010 to 12/31/2010.........  $ 8.06289    $ 9.77667         0
    01/01/2011 to 12/31/2011.........  $ 9.77667    $ 9.36543         0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02844    $10.06864         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.79963    $ 6.83068         0
    01/01/2009 to 12/31/2009.........  $ 6.83068    $ 8.70875         0
    01/01/2010 to 12/31/2010.........  $ 8.70875    $11.00805         0
    01/01/2011 to 12/31/2011.........  $11.00805    $10.99594         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.55849    $ 6.21411         0
    01/01/2009 to 12/31/2009.........  $ 6.21411    $ 7.48169         0
    01/01/2010 to 12/31/2010.........  $ 7.48169    $ 8.83896         0
    01/01/2011 to 04/29/2011.........  $ 8.83896    $ 9.91034         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10128    $ 5.57086            0
    01/01/2009 to 12/31/2009.........  $ 5.57086    $ 9.11223            0
    01/01/2010 to 12/31/2010.........  $ 9.11223    $10.94456            0
    01/01/2011 to 12/31/2011.........  $10.94456    $ 8.57180            0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.95548    $10.58896            0
    01/01/2009 to 12/31/2009.........  $10.58896    $11.46586            0
    01/01/2010 to 12/31/2010.........  $11.46586    $11.70221            0
    01/01/2011 to 12/31/2011.........  $11.70221    $11.75406            0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.23573    $10.51549            0
    01/01/2009 to 12/31/2009.........  $10.51549    $12.03657            0
    01/01/2010 to 12/31/2010.........  $12.03657    $12.73627            0
    01/01/2011 to 12/31/2011.........  $12.73627    $12.90899            0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.87352    $ 8.79094            0
    01/01/2009 to 12/31/2009.........  $ 8.79094    $10.36581            0
    01/01/2010 to 12/31/2010.........  $10.36581    $11.25907            0
    01/01/2011 to 12/31/2011.........  $11.25907    $11.17037            0
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01845    $10.06852            0
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.89035    $ 6.47223            0
    01/01/2009 to 12/31/2009.........  $ 6.47223    $ 7.74505            0
    01/01/2010 to 12/31/2010.........  $ 7.74505    $ 8.75311            0
    01/01/2011 to 12/31/2011.........  $ 8.75311    $ 8.89581            0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99853    $ 8.89271            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.67439    $ 7.74969            0
    01/01/2009 to 12/31/2009.........  $ 7.74969    $ 9.69959       20,237
    01/01/2010 to 12/31/2010.........  $ 9.69959    $10.65364       14,914
    01/01/2011 to 12/31/2011.........  $10.65364    $10.11172       10,650
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.34751    $ 6.65658            0
    01/01/2009 to 12/31/2009.........  $ 6.65658    $ 8.75597            0
    01/01/2010 to 12/31/2010.........  $ 8.75597    $11.73364            0
    01/01/2011 to 12/31/2011.........  $11.73364    $11.41357            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.02102    $ 6.69183            0
    01/01/2009 to 12/31/2009.........  $ 6.69183    $ 8.34836            0
    01/01/2010 to 12/31/2010.........  $ 8.34836    $10.33253            0
    01/01/2011 to 12/31/2011.........  $10.33253    $ 9.54341            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.57406    $ 8.06926            0
    01/01/2009 to 12/31/2009.........  $ 8.06926    $ 9.83995       13,198
    01/01/2010 to 12/31/2010.........  $ 9.83995    $10.78102        9,823
    01/01/2011 to 12/31/2011.........  $10.78102    $10.80085        6,761
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.77313    $ 5.98171            0
    01/01/2009 to 12/31/2009.........  $ 5.98171    $ 7.27422            0
    01/01/2010 to 12/31/2010.........  $ 7.27422    $ 8.09199            0
    01/01/2011 to 12/31/2011.........  $ 8.09199    $ 7.81876            0
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.34463    $10.62110            0
    01/01/2009 to 12/31/2009.........  $10.62110    $11.69736            0
    01/01/2010 to 12/31/2010.........  $11.69736    $12.15050            0
    01/01/2011 to 12/31/2011.........  $12.15050    $12.42820            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.92140    $ 6.49123            0
    01/01/2009 to 12/31/2009.........  $ 6.49123    $ 9.77985            0
    01/01/2010 to 12/31/2010.........  $ 9.77985    $11.12583            0
    01/01/2011 to 12/31/2011.........  $11.12583    $10.74403            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.20388    $ 6.65868            0
    01/01/2009 to 12/31/2009.........  $ 6.65868    $ 9.76890            0
    01/01/2010 to 12/31/2010.........  $ 9.76890    $11.55903            0
    01/01/2011 to 12/31/2011.........  $11.55903    $ 9.66094            0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.39432    $ 6.48888            0
    01/01/2009 to 12/31/2009.........  $ 6.48888    $ 8.18645            0
    01/01/2010 to 12/31/2010.........  $ 8.18645    $ 9.21884            0
    01/01/2011 to 12/31/2011.........  $ 9.21884    $ 8.74318            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23348    $ 9.29077         0
    01/01/2009 to 12/31/2009.........  $ 9.29077    $10.18779         0
    01/01/2010 to 12/31/2010.........  $10.18779    $10.78811         0
    01/01/2011 to 12/31/2011.........  $10.78811    $11.23601         0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07808    $ 6.63754         0
    01/01/2009 to 12/31/2009.........  $ 6.63754    $ 8.48048         0
    01/01/2010 to 12/31/2010.........  $ 8.48048    $ 9.18367         0
    01/01/2011 to 12/31/2011.........  $ 9.18367    $ 8.87079         0


* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.05%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.05%) OR HD GRO 60 BPS AND COMBO DB (2.05%)


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.02518    $11.25870     2,543,454
    01/01/2008 to 12/31/2008.........  $11.25870    $ 7.52065     4,290,790
    01/01/2009 to 12/31/2009.........  $ 7.52065    $ 9.16461     6,403,388
    01/01/2010 to 12/31/2010.........  $ 9.16461    $10.05503     6,481,639
    01/01/2011 to 12/31/2011.........  $10.05503    $ 9.59133     5,215,981
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.87602    $11.22908       451,141
    01/01/2008 to 12/31/2008.........  $11.22908    $ 7.72388     1,193,763
    01/01/2009 to 12/31/2009.........  $ 7.72388    $ 9.55169     2,392,702
    01/01/2010 to 12/31/2010.........  $ 9.55169    $10.64273     2,509,896
    01/01/2011 to 12/31/2011.........  $10.64273    $10.44088     1,976,971
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.33105    $10.76521        50,360
    01/01/2008 to 12/31/2008.........  $10.76521    $ 6.88354        51,088
    01/01/2009 to 12/31/2009.........  $ 6.88354    $ 7.94405        56,131
    01/01/2010 to 12/31/2010.........  $ 7.94405    $ 8.86235        55,174
    01/01/2011 to 12/31/2011.........  $ 8.86235    $ 8.99478        72,443
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.93947    $11.19855     1,045,566
    01/01/2008 to 12/31/2008.........  $11.19855    $ 7.82382     3,006,296
    01/01/2009 to 12/31/2009.........  $ 7.82382    $ 9.45287     5,940,132
    01/01/2010 to 12/31/2010.........  $ 9.45287    $10.40364     6,021,508
    01/01/2011 to 12/31/2011.........  $10.40364    $10.07115     5,192,756
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99833    $ 9.14439        11,718

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK VALUE PORTFOLIO FORMERLY, AST VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.31210    $10.89644       110,209
    01/01/2008 to 12/31/2008.........  $10.89644    $ 6.69452        69,103
    01/01/2009 to 12/31/2009.........  $ 6.69452    $ 7.75779        96,419
    01/01/2010 to 12/31/2010.........  $ 7.75779    $ 8.54781        76,351
    01/01/2011 to 12/31/2011.........  $ 8.54781    $ 8.33514        85,319
 AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009........  $ 9.93822    $ 9.61299             0
    01/01/2010 to 12/31/2010.........  $ 9.61299    $10.41615             0
    01/01/2011 to 12/31/2011.........  $10.41615    $11.19107             0
 AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009........  $ 9.92265    $ 9.67902             0
    01/01/2010 to 12/31/2010.........  $ 9.67902    $10.54551             0
    01/01/2011 to 12/31/2011.........  $10.54551    $11.73731             0
 AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009........  $ 9.90543    $ 9.57969             0
    01/01/2010 to 12/31/2010.........  $ 9.57969    $10.45380             0
    01/01/2011 to 12/31/2011.........  $10.45380    $11.88036             0
 AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009........  $ 9.88414    $ 9.25455             0
    01/01/2010 to 12/31/2010.........  $ 9.25455    $10.14278             0
    01/01/2011 to 12/31/2011.........  $10.14278    $11.79550             0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99778    $10.98498             0
    01/01/2011 to 12/31/2011.........  $10.98498    $12.94990             0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99833    $11.99503             0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.17672    $11.37500     2,558,602
    01/01/2008 to 12/31/2008.........  $11.37500    $ 7.25187     4,323,643
    01/01/2009 to 12/31/2009.........  $ 7.25187    $ 8.90621     7,701,858
    01/01/2010 to 12/31/2010.........  $ 8.90621    $ 9.89472     8,056,803
    01/01/2011 to 12/31/2011.........  $ 9.89472    $ 9.46090     6,257,591
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09917    $ 6.68122       138,308
    01/01/2009 to 12/31/2009.........  $ 6.68122    $ 8.30477       532,687
    01/01/2010 to 12/31/2010.........  $ 8.30477    $ 9.30511       678,275
    01/01/2011 to 12/31/2011.........  $ 9.30511    $ 8.90067       508,100

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08099    $ 7.32858       218,544
    01/01/2009 to 12/31/2009.........  $ 7.32858    $ 8.86096       858,467
    01/01/2010 to 12/31/2010.........  $ 8.86096    $ 9.71786       897,851
    01/01/2011 to 12/31/2011.........  $ 9.71786    $ 9.34997       818,528
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.91754    $ 9.48340        85,556
    01/01/2008 to 12/31/2008.........  $ 9.48340    $ 6.03531        98,068
    01/01/2009 to 12/31/2009.........  $ 6.03531    $ 7.80228        99,922
    01/01/2010 to 12/31/2010.........  $ 7.80228    $ 9.83932       115,670
    01/01/2011 to 12/31/2011.........  $ 9.83932    $10.27737        91,118
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.51485    $ 8.40420        40,522
    01/01/2008 to 07/18/2008.........  $ 8.40420    $ 7.68481             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.67469    $10.81494        51,954
    01/01/2008 to 12/31/2008.........  $10.81494    $ 5.92475        40,190
    01/01/2009 to 12/31/2009.........  $ 5.92475    $ 7.70205        69,359
    01/01/2010 to 12/31/2010.........  $ 7.70205    $10.00370        82,880
    01/01/2011 to 12/31/2011.........  $10.00370    $ 8.51771        98,852
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10350    $ 7.48844       188,704
    01/01/2009 to 12/31/2009.........  $ 7.48844    $ 8.89587       378,474
    01/01/2010 to 12/31/2010.........  $ 8.89587    $ 9.87870       410,194
    01/01/2011 to 12/31/2011.........  $ 9.87870    $ 9.44116       359,039
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.04320    $11.16999       355,077
    01/01/2008 to 12/31/2008.........  $11.16999    $ 7.17065     1,052,064
    01/01/2009 to 12/31/2009.........  $ 7.17065    $ 8.70250     2,453,023
    01/01/2010 to 12/31/2010.........  $ 8.70250    $ 9.75259     2,624,502
    01/01/2011 to 12/31/2011.........  $ 9.75259    $ 9.41320     2,330,805
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.03705    $11.22337       428,297
    01/01/2008 to 12/31/2008.........  $11.22337    $ 6.52045       992,417
    01/01/2009 to 12/31/2009.........  $ 6.52045    $ 8.04911     2,930,136
    01/01/2010 to 12/31/2010.........  $ 8.04911    $ 9.38759     2,993,576
    01/01/2011 to 12/31/2011.........  $ 9.38759    $ 8.62754     2,121,795
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99834    $ 7.46062        92,522
    01/01/2009 to 11/13/2009.........  $ 7.46062    $ 8.31782             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
  SUB-ACCOUNTS                         OF PERIOD    OF PERIOD   END OF PERIOD
  ------------                        ------------ ------------ --------------
  AST GLOBAL REAL ESTATE PORTFOLIO
     07/21/2008* to 12/31/2008.......  $10.17501    $ 6.10332        2,015
     01/01/2009 to 12/31/2009........  $ 6.10332    $ 8.07992        7,533
     01/01/2010 to 12/31/2010........  $ 8.07992    $ 9.51698        8,974
     01/01/2011 to 12/31/2011........  $ 9.51698    $ 8.85615       14,313
  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
     09/04/2007 to 12/31/2007........  $11.37188    $11.42452      117,879
     01/01/2008 to 12/31/2008........  $11.42452    $ 6.68665      134,309
     01/01/2009 to 12/31/2009........  $ 6.68665    $ 9.78901      210,444
     01/01/2010 to 12/31/2010........  $ 9.78901    $10.57926      191,290
     01/01/2011 to 12/31/2011........  $10.57926    $ 9.95673      183,045
  AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
  FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
     09/04/2007 to 12/31/2007........  $11.44560    $11.34013       60,992
     01/01/2008 to 12/31/2008........  $11.34013    $ 6.59044       59,215
     01/01/2009 to 12/31/2009........  $ 6.59044    $ 7.69719      108,452
     01/01/2010 to 12/31/2010........  $ 7.69719    $ 8.51452      108,896
     01/01/2011 to 12/31/2011........  $ 8.51452    $ 7.88321      123,164
  AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
     09/04/2007 to 12/31/2007........  $11.46925    $11.51201       70,051
     01/01/2008 to 12/31/2008........  $11.51201    $ 6.67880       74,451
     01/01/2009 to 12/31/2009........  $ 6.67880    $10.28128      146,279
     01/01/2010 to 12/31/2010........  $10.28128    $12.07219      125,854
     01/01/2011 to 12/31/2011........  $12.07219    $11.47775      107,922
  AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
     07/21/2008* to 12/31/2008.......  $10.03322    $ 7.62678       11,741
     01/01/2009 to 12/31/2009........  $ 7.62678    $ 9.47993       27,806
     01/01/2010 to 12/31/2010........  $ 9.47993    $11.77620       35,349
     01/01/2011 to 12/31/2011........  $11.77620    $11.69023       46,437
  AST HIGH YIELD PORTFOLIO
     09/04/2007 to 12/31/2007........  $10.42138    $10.58506       67,232
     01/01/2008 to 12/31/2008........  $10.58506    $ 7.72288       52,614
     01/01/2009 to 12/31/2009........  $ 7.72288    $10.25837       98,174
     01/01/2010 to 12/31/2010........  $10.25837    $11.40941      117,981
     01/01/2011 to 12/31/2011........  $11.40941    $11.53541      101,852
  AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
     05/01/2008* to 12/31/2008.......  $10.11169    $ 7.12219       92,463
     01/01/2009 to 12/31/2009........  $ 7.12219    $ 8.84025      303,986
     01/01/2010 to 12/31/2010........  $ 8.84025    $ 9.85968      322,410
     01/01/2011 to 12/31/2011........  $ 9.85968    $ 9.60684      288,926

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08918    $ 7.59716       111,892
    01/01/2009 to 12/31/2009.........  $ 7.59716    $ 9.18532       424,265
    01/01/2010 to 12/31/2010.........  $ 9.18532    $10.04474       457,592
    01/01/2011 to 12/31/2011.........  $10.04474    $ 9.79338       445,565
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.44416    $12.34222       115,136
    01/01/2008 to 12/31/2008.........  $12.34222    $ 6.01888       132,206
    01/01/2009 to 12/31/2009.........  $ 6.01888    $ 7.97937       144,204
    01/01/2010 to 12/31/2010.........  $ 7.97937    $ 8.95266       142,115
    01/01/2011 to 12/31/2011.........  $ 8.95266    $ 7.63921       121,556
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.28926    $12.51580       161,390
    01/01/2008 to 12/31/2008.........  $12.51580    $ 6.86748       157,577
    01/01/2009 to 12/31/2009.........  $ 6.86748    $ 8.78189       161,271
    01/01/2010 to 12/31/2010.........  $ 8.78189    $ 9.55932       143,460
    01/01/2011 to 12/31/2011.........  $ 9.55932    $ 8.19186       116,484
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99834    $10.69598     9,882,729
    01/01/2009 to 12/31/2009.........  $10.69598    $11.66588     3,643,097
    01/01/2010 to 12/31/2010.........  $11.66588    $12.66748     1,688,626
    01/01/2011 to 12/31/2011.........  $12.66748    $13.95826     6,300,372
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.94133    $10.50173        92,521
    01/01/2008 to 12/31/2008.........  $10.50173    $ 8.47786       881,341
    01/01/2009 to 12/31/2009.........  $ 8.47786    $10.13685     1,938,181
    01/01/2010 to 12/31/2010.........  $10.13685    $10.66025     1,964,380
    01/01/2011 to 12/31/2011.........  $10.66025    $10.47082     1,595,962
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08372    $10.28564             0
    01/01/2010 to 12/31/2010.........  $10.28564    $11.21966         2,278
    01/01/2011 to 12/31/2011.........  $11.21966    $11.06744         6,036
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14510    $10.29546         3,105
    01/01/2010 to 12/31/2010.........  $10.29546    $11.47335        23,527
    01/01/2011 to 12/31/2011.........  $11.47335    $10.58293        19,439
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.09584    $11.32088       105,867
    01/01/2008 to 12/31/2008.........  $11.32088    $ 6.50272       129,416
    01/01/2009 to 12/31/2009.........  $ 6.50272    $ 8.65847       155,384
    01/01/2010 to 12/31/2010.........  $ 8.65847    $ 9.09287       151,899
    01/01/2011 to 12/31/2011.........  $ 9.09287    $ 8.09515       137,104

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.08921    $10.44409      128,473
    01/01/2008 to 12/31/2008.........  $10.44409    $ 5.98792      156,705
    01/01/2009 to 12/31/2009.........  $ 5.98792    $ 7.00799      193,547
    01/01/2010 to 12/31/2010.........  $ 7.00799    $ 7.77093      189,197
    01/01/2011 to 12/31/2011.........  $ 7.77093    $ 7.29646      159,734
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.70998    $10.86861       19,664
    01/01/2008 to 12/31/2008.........  $10.86861    $ 8.17364       32,923
    01/01/2009 to 12/31/2009.........  $ 8.17364    $10.78110       62,345
    01/01/2010 to 12/31/2010.........  $10.78110    $11.98174       71,336
    01/01/2011 to 12/31/2011.........  $11.98174    $12.93561      180,918
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.95322    $11.48245      121,725
    01/01/2008 to 12/31/2008.........  $11.48245    $ 6.33900      158,966
    01/01/2009 to 12/31/2009.........  $ 6.33900    $ 8.06019      162,034
    01/01/2010 to 12/31/2010.........  $ 8.06019    $ 9.45837      169,419
    01/01/2011 to 12/31/2011.........  $ 9.45837    $ 9.18401      142,218
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.63760    $11.87567       27,105
    01/01/2008 to 12/31/2008.........  $11.87567    $ 7.68143       39,719
    01/01/2009 to 12/31/2009.........  $ 7.68143    $ 9.89869       46,304
    01/01/2010 to 12/31/2010.........  $ 9.89869    $10.86845       43,950
    01/01/2011 to 12/31/2011.........  $10.86845    $10.31678       63,362
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.13911    $11.68399       22,402
    01/01/2008 to 12/31/2008.........  $11.68399    $ 7.29262       35,994
    01/01/2009 to 12/31/2009.........  $ 7.29262    $ 8.88300       44,333
    01/01/2010 to 12/31/2010.........  $ 8.88300    $ 9.81745       73,010
    01/01/2011 to 12/31/2011.........  $ 9.81745    $ 9.56339       55,757
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.84580    $10.44960       50,093
    01/01/2008 to 12/31/2008.........  $10.44960    $ 6.33563       46,590
    01/01/2009 to 12/31/2009.........  $ 6.33563    $ 8.62254       68,287
    01/01/2010 to 12/31/2010.........  $ 8.62254    $10.44421       75,740
    01/01/2011 to 12/31/2011.........  $10.44421    $ 9.88148       80,974

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
  SUB-ACCOUNTS                         OF PERIOD    OF PERIOD   END OF PERIOD
  ------------                        ------------ ------------ --------------
  AST MONEY MARKET PORTFOLIO
     09/04/2007 to 12/31/2007........  $10.37810    $10.46814      175,527
     01/01/2008 to 12/31/2008........  $10.46814    $10.51516      724,864
     01/01/2009 to 12/31/2009........  $10.51516    $10.32932      319,983
     01/01/2010 to 12/31/2010........  $10.32932    $10.12431      206,149
     01/01/2011 to 12/31/2011........  $10.12431    $ 9.92340      219,016
  AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
     09/04/2007 to 12/31/2007........  $10.30703    $10.24685       61,947
     01/01/2008 to 12/31/2008........  $10.24685    $ 5.79762       71,201
     01/01/2009 to 12/31/2009........  $ 5.79762    $ 7.99019      124,978
     01/01/2010 to 12/31/2010........  $ 7.99019    $ 9.66466      149,323
     01/01/2011 to 12/31/2011........  $ 9.66466    $ 9.23545      113,194
  AST NEUBERGER BERMAN CORE BOND PORTFOLIO
     10/31/2011* to 12/31/2011.......  $10.02824    $10.06439            0
  AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
     09/04/2007 to 12/31/2007........  $11.94753    $12.18878       86,925
     01/01/2008 to 12/31/2008........  $12.18878    $ 6.78592       79,919
     01/01/2009 to 12/31/2009........  $ 6.78592    $ 8.63048       83,258
     01/01/2010 to 12/31/2010........  $ 8.63048    $10.88248       98,518
     01/01/2011 to 12/31/2011........  $10.88248    $10.84403       84,077
  AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
     09/04/2007 to 12/31/2007........  $10.23347    $10.96429       51,379
     01/01/2008 to 12/31/2008........  $10.96429    $ 6.17342       59,718
     01/01/2009 to 12/31/2009........  $ 6.17342    $ 7.41439       56,938
     01/01/2010 to 12/31/2010........  $ 7.41439    $ 8.73801       57,476
     01/01/2011 to 04/29/2011........  $ 8.73801    $ 9.78938            0
  AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
     07/21/2008* to 12/31/2008.......  $10.10108    $ 5.56466          868
     01/01/2009 to 12/31/2009........  $ 5.56466    $ 9.07977       76,455
     01/01/2010 to 12/31/2010........  $ 9.07977    $10.87894      147,559
     01/01/2011 to 12/31/2011........  $10.87894    $ 8.49952      116,033
  AST PIMCO LIMITED MATURITY BOND PORTFOLIO
     09/04/2007 to 12/31/2007........  $10.31981    $10.61705       38,117
     01/01/2008 to 12/31/2008........  $10.61705    $10.51970      171,215
     01/01/2009 to 12/31/2009........  $10.51970    $11.36291      155,535
     01/01/2010 to 12/31/2010........  $11.36291    $11.56869      218,728
     01/01/2011 to 12/31/2011........  $11.56869    $11.59154      151,373
  AST PIMCO TOTAL RETURN BOND PORTFOLIO
     09/04/2007 to 12/31/2007........  $10.41205    $10.90759      232,812
     01/01/2008 to 12/31/2008........  $10.90759    $10.44693      477,777
     01/01/2009 to 12/31/2009........  $10.44693    $11.92891      789,347
     01/01/2010 to 12/31/2010........  $11.92891    $12.59155      951,902
     01/01/2011 to 12/31/2011........  $12.59155    $12.73127      781,155

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.73032    $11.06941       280,016
    01/01/2008 to 12/31/2008.........  $11.06941    $ 8.73325     1,646,436
    01/01/2009 to 12/31/2009.........  $ 8.73325    $10.27253     4,619,314
    01/01/2010 to 12/31/2010.........  $10.27253    $11.13028     4,613,315
    01/01/2011 to 12/31/2011.........  $11.13028    $11.01569     4,303,458
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01825    $10.06428             0
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.14673    $10.70742       102,748
    01/01/2008 to 12/31/2008.........  $10.70742    $ 6.42985       105,318
    01/01/2009 to 12/31/2009.........  $ 6.42985    $ 7.67574       107,762
    01/01/2010 to 12/31/2010.........  $ 7.67574    $ 8.65355        99,843
    01/01/2011 to 12/31/2011.........  $ 8.65355    $ 8.77316        81,735
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99833    $ 8.87815           147
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.02495    $11.25493        52,850
    01/01/2008 to 12/31/2008.........  $11.25493    $ 7.69891       252,783
    01/01/2009 to 12/31/2009.........  $ 7.69891    $ 9.61241       564,588
    01/01/2010 to 12/31/2010.........  $ 9.61241    $10.53198       666,716
    01/01/2011 to 12/31/2011.........  $10.53198    $ 9.97185       558,660
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.52962    $10.38230        43,610
    01/01/2008 to 12/31/2008.........  $10.38230    $ 6.61289        53,553
    01/01/2009 to 12/31/2009.........  $ 6.61289    $ 8.67722        60,460
    01/01/2010 to 12/31/2010.........  $ 8.67722    $11.59956        63,825
    01/01/2011 to 12/31/2011.........  $11.59956    $11.25555        63,905
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.44420    $ 9.65301        77,915
    01/01/2008 to 12/31/2008.........  $ 9.65301    $ 6.64799       124,833
    01/01/2009 to 12/31/2009.........  $ 6.64799    $ 8.27329       134,882
    01/01/2010 to 12/31/2010.........  $ 8.27329    $10.21456       134,234
    01/01/2011 to 12/31/2011.........  $10.21456    $ 9.41140       133,500
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.00971    $11.04690       151,827
    01/01/2008 to 12/31/2008.........  $11.04690    $ 8.01637       729,439
    01/01/2009 to 12/31/2009.........  $ 8.01637    $ 9.75142     1,560,710
    01/01/2010 to 12/31/2010.........  $ 9.75142    $10.65781     1,608,768
    01/01/2011 to 12/31/2011.........  $10.65781    $10.65113     1,421,578

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.16594    $10.43535       59,523
    01/01/2008 to 12/31/2008.........  $10.43535    $ 5.94250       66,453
    01/01/2009 to 12/31/2009.........  $ 5.94250    $ 7.20882      114,365
    01/01/2010 to 12/31/2010.........  $ 7.20882    $ 7.99959      111,640
    01/01/2011 to 12/31/2011.........  $ 7.99959    $ 7.71059      128,242
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.46475    $11.03673       70,825
    01/01/2008 to 12/31/2008.........  $11.03673    $10.55165      155,019
    01/01/2009 to 12/31/2009.........  $10.55165    $11.59239      154,889
    01/01/2010 to 12/31/2010.........  $11.59239    $12.01191      102,119
    01/01/2011 to 12/31/2011.........  $12.01191    $12.25648       87,685
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.23701    $11.07338      105,160
    01/01/2008 to 12/31/2008.........  $11.07338    $ 6.44882      143,903
    01/01/2009 to 12/31/2009.........  $ 6.44882    $ 9.69200      172,730
    01/01/2010 to 12/31/2010.........  $ 9.69200    $10.99898      189,286
    01/01/2011 to 12/31/2011.........  $10.99898    $10.59556      190,812
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.97036    $13.49811      280,545
    01/01/2008 to 12/31/2008.........  $13.49811    $ 6.61501      448,501
    01/01/2009 to 12/31/2009.........  $ 6.61501    $ 9.68103      570,448
    01/01/2010 to 12/31/2010.........  $ 9.68103    $11.42701      540,982
    01/01/2011 to 12/31/2011.........  $11.42701    $ 9.52728      430,042
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.28590    $11.40714      614,520
    01/01/2008 to 12/31/2008.........  $11.40714    $ 6.44647      727,095
    01/01/2009 to 12/31/2009.........  $ 6.44647    $ 8.11299      709,214
    01/01/2010 to 12/31/2010.........  $ 8.11299    $ 9.11364      665,490
    01/01/2011 to 12/31/2011.........  $ 9.11364    $ 8.62227      578,409
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99833    $ 9.97497            0
    01/01/2008 to 12/31/2008.........  $ 9.97497    $ 9.26513       36,160
    01/01/2009 to 12/31/2009.........  $ 9.26513    $10.13485      183,941
    01/01/2010 to 12/31/2010.........  $10.13485    $10.70573      218,069
    01/01/2011 to 12/31/2011.........  $10.70573    $11.12302      217,013

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07801     $6.62657       292,960
    01/01/2009 to 12/31/2009.........  $ 6.62657     $8.44560       890,452
    01/01/2010 to 12/31/2010.........  $ 8.44560     $9.12346     1,223,525
    01/01/2011 to 12/31/2011.........  $ 9.12346     $8.79101       917,708


* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE


                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.65084    $10.91282      129,445
    01/01/2008 to 12/31/2008.........  $10.91282    $ 7.36563      142,405
    01/01/2009 to 12/31/2009.........  $ 7.36563    $ 9.06905       85,377
    01/01/2010 to 12/31/2010.........  $ 9.06905    $10.05357       99,862
    01/01/2011 to 12/31/2011.........  $10.05357    $ 9.68945      172,922
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.45878    $10.83452            0
    01/01/2008 to 12/31/2008.........  $10.83452    $ 7.53017            0
    01/01/2009 to 12/31/2009.........  $ 7.53017    $ 9.40896            0
    01/01/2010 to 12/31/2010.........  $ 9.40896    $10.59254            0
    01/01/2011 to 12/31/2011.........  $10.59254    $10.49952       36,272
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.68238    $10.18301            0
    01/01/2008 to 12/31/2008.........  $10.18301    $ 6.57914            0
    01/01/2009 to 12/31/2009.........  $ 6.57914    $ 7.67177        3,699
    01/01/2010 to 12/31/2010.........  $ 7.67177    $ 8.64764        4,096
    01/01/2011 to 12/31/2011.........  $ 8.64764    $ 8.86776        4,581
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.57427    $10.86097        3,120
    01/01/2008 to 12/31/2008.........  $10.86097    $ 7.66698      166,425
    01/01/2009 to 12/31/2009.........  $ 7.66698    $ 9.35958      160,708
    01/01/2010 to 12/31/2010.........  $ 9.35958    $10.40804      226,307
    01/01/2011 to 12/31/2011.........  $10.40804    $10.17985      366,569
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 9.20827            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK VALUE PORTFOLIO
 FORMERLY, AST VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.54973    $10.19617        2,976
    01/01/2008 to 12/31/2008.........  $10.19617    $ 6.32963            0
    01/01/2009 to 12/31/2009.........  $ 6.32963    $ 7.41124            0
    01/01/2010 to 12/31/2010.........  $ 7.41124    $ 8.25078            0
    01/01/2011 to 12/31/2011.........  $ 8.25078    $ 8.12903        4,250
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.78415    $11.01224       40,327
    01/01/2008 to 12/31/2008.........  $11.01224    $ 7.09376       47,327
    01/01/2009 to 12/31/2009.........  $ 7.09376    $ 8.80257       75,060
    01/01/2010 to 12/31/2010.........  $ 8.80257    $ 9.88109       85,112
    01/01/2011 to 12/31/2011.........  $ 9.88109    $ 9.54594      115,629
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09946    $ 6.72784            0
    01/01/2009 to 12/31/2009.........  $ 6.72784    $ 8.44981            0
    01/01/2010 to 12/31/2010.........  $ 8.44981    $ 9.56609            0
    01/01/2011 to 12/31/2011.........  $ 9.56609    $ 9.24529       24,558
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08128    $ 7.37971            0
    01/01/2009 to 12/31/2009.........  $ 7.37971    $ 9.01552            0
    01/01/2010 to 12/31/2010.........  $ 9.01552    $ 9.99007            0
    01/01/2011 to 12/31/2011.........  $ 9.99007    $ 9.71160        5,942
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 8.96352    $ 7.81223        2,528
    01/01/2008 to 12/31/2008.........  $ 7.81223    $ 5.02371        2,463
    01/01/2009 to 12/31/2009.........  $ 5.02371    $ 6.56219        2,370
    01/01/2010 to 12/31/2010.........  $ 6.56219    $ 8.36127        3,255
    01/01/2011 to 12/31/2011.........  $ 8.36127    $ 8.82419        4,845
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.40150    $ 8.33201            0
    01/01/2008 to 07/18/2008.........  $ 8.33201    $ 7.66199            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.74191    $10.91958            0
    01/01/2008 to 12/31/2008.........  $10.91958    $ 6.04442            0
    01/01/2009 to 12/31/2009.........  $ 6.04442    $ 7.93932        3,166
    01/01/2010 to 12/31/2010.........  $ 7.93932    $10.41905        2,949
    01/01/2011 to 12/31/2011.........  $10.41905    $ 8.96343        2,264
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10379    $ 7.54057            0
    01/01/2009 to 12/31/2009.........  $ 7.54057    $ 9.05097            0
    01/01/2010 to 12/31/2010.........  $ 9.05097    $10.15522            0
    01/01/2011 to 12/31/2011.........  $10.15522    $ 9.80622       17,951

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.61251    $10.77036        7,255
    01/01/2008 to 12/31/2008.........  $10.77036    $ 6.98618       42,388
    01/01/2009 to 12/31/2009.........  $ 6.98618    $ 8.56682       35,985
    01/01/2010 to 12/31/2010.........  $ 8.56682    $ 9.70021       34,782
    01/01/2011 to 12/31/2011.........  $ 9.70021    $ 9.45972       70,843
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.96857    $11.19117          469
    01/01/2008 to 12/31/2008.........  $11.19117    $ 6.56949          393
    01/01/2009 to 12/31/2009.........  $ 6.56949    $ 8.19394       29,491
    01/01/2010 to 12/31/2010.........  $ 8.19394    $ 9.65573       34,201
    01/01/2011 to 12/31/2011.........  $ 9.65573    $ 8.96603       49,820
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99918    $ 7.49594        5,059
    01/01/2009 to 11/13/2009.........  $ 7.49594    $ 8.43273            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17586    $ 6.13224            0
    01/01/2009 to 12/31/2009.........  $ 6.13224    $ 8.20276          146
    01/01/2010 to 12/31/2010.........  $ 8.20276    $ 9.76197          137
    01/01/2011 to 12/31/2011.........  $ 9.76197    $ 9.17833          541
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.44473    $11.53628        4,723
    01/01/2008 to 12/31/2008.........  $11.53628    $ 6.82244        4,600
    01/01/2009 to 12/31/2009.........  $ 6.82244    $10.09167        4,428
    01/01/2010 to 12/31/2010.........  $10.09167    $11.01965        5,277
    01/01/2011 to 12/31/2011.........  $11.01965    $10.47885        6,194
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.68301    $10.62005            0
    01/01/2008 to 12/31/2008.........  $10.62005    $ 6.23634            0
    01/01/2009 to 12/31/2009.........  $ 6.23634    $ 7.35950        6,458
    01/01/2010 to 12/31/2010.........  $ 7.35950    $ 8.22556        5,948
    01/01/2011 to 12/31/2011.........  $ 8.22556    $ 7.69478        7,670
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.40892    $11.48986        1,492
    01/01/2008 to 12/31/2008.........  $11.48986    $ 6.73541            0
    01/01/2009 to 12/31/2009.........  $ 6.73541    $10.47635          231
    01/01/2010 to 12/31/2010.........  $10.47635    $12.42903          782
    01/01/2011 to 12/31/2011.........  $12.42903    $11.93976        1,490

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03407    $ 7.66279          431
    01/01/2009 to 12/31/2009.........  $ 7.66279    $ 9.62383          517
    01/01/2010 to 12/31/2010.........  $ 9.62383    $12.07909        1,114
    01/01/2011 to 12/31/2011.........  $12.07909    $12.11532        1,906
 AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.77923    $ 9.96607            0
    01/01/2008 to 12/31/2008.........  $ 9.96607    $ 7.34697            0
    01/01/2009 to 12/31/2009.........  $ 7.34697    $ 9.86035        3,032
    01/01/2010 to 12/31/2010.........  $ 9.86035    $11.08074       18,004
    01/01/2011 to 12/31/2011.........  $11.08074    $11.31919       24,364
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11197    $ 7.17178            0
    01/01/2009 to 12/31/2009.........  $ 7.17178    $ 8.99427            0
    01/01/2010 to 12/31/2010.........  $ 8.99427    $10.13569            0
    01/01/2011 to 12/31/2011.........  $10.13569    $ 9.97825        1,208
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08946    $ 7.64998          744
    01/01/2009 to 12/31/2009.........  $ 7.64998    $ 9.34543        2,369
    01/01/2010 to 12/31/2010.........  $ 9.34543    $10.32606        7,551
    01/01/2011 to 12/31/2011.........  $10.32606    $10.17206       13,151
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.13767    $12.05201            0
    01/01/2008 to 12/31/2008.........  $12.05201    $ 5.93863            0
    01/01/2009 to 12/31/2009.........  $ 5.93863    $ 7.95483          448
    01/01/2010 to 12/31/2010.........  $ 7.95483    $ 9.01789          458
    01/01/2011 to 12/31/2011.........  $ 9.01789    $ 7.77483          437
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.40158    $11.65068            0
    01/01/2008 to 12/31/2008.........  $11.65068    $ 6.45950            0
    01/01/2009 to 12/31/2009.........  $ 6.45950    $ 8.34615            0
    01/01/2010 to 12/31/2010.........  $ 8.34615    $ 9.17929          607
    01/01/2011 to 12/31/2011.........  $ 9.17929    $ 7.94794        1,773
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.56432    $10.17383            0
    01/01/2008 to 12/31/2008.........  $10.17383    $ 8.29858       10,258
    01/01/2009 to 12/31/2009.........  $ 8.29858    $10.02568       41,174
    01/01/2010 to 12/31/2010.........  $10.02568    $10.65289       41,076
    01/01/2011 to 12/31/2011.........  $10.65289    $10.57215       44,156

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08457    $10.29963            0
    01/01/2010 to 12/31/2010.........  $10.29963    $11.35164            0
    01/01/2011 to 12/31/2011.........  $11.35164    $11.31377            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14595    $10.30944            0
    01/01/2010 to 12/31/2010.........  $10.30944    $11.60815          678
    01/01/2011 to 12/31/2011.........  $11.60815    $10.81845        1,493
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.72520    $10.97941        2,000
    01/01/2008 to 12/31/2008.........  $10.97941    $ 6.37232        7,415
    01/01/2009 to 12/31/2009.........  $ 6.37232    $ 8.57302       10,158
    01/01/2010 to 12/31/2010.........  $ 8.57302    $ 9.09678       10,379
    01/01/2011 to 12/31/2011.........  $ 9.09678    $ 8.18270       11,011
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.41786    $ 9.84473            0
    01/01/2008 to 12/31/2008.........  $ 9.84473    $ 5.70314            0
    01/01/2009 to 12/31/2009.........  $ 5.70314    $ 6.74404            0
    01/01/2010 to 12/31/2010.........  $ 6.74404    $ 7.55590          197
    01/01/2011 to 12/31/2011.........  $ 7.55590    $ 7.16817        1,094
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
 FORMERLY, AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.13724    $10.32185            0
    01/01/2008 to 12/31/2008.........  $10.32185    $ 7.84324            0
    01/01/2009 to 12/31/2009.........  $ 7.84324    $10.45274        5,287
    01/01/2010 to 12/31/2010.........  $10.45274    $11.73757        4,794
    01/01/2011 to 12/31/2011.........  $11.73757    $12.80336        8,496
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.90804    $11.47337        2,345
    01/01/2008 to 12/31/2008.........  $11.47337    $ 6.40005            0
    01/01/2009 to 12/31/2009.........  $ 6.40005    $ 8.22241        6,687
    01/01/2010 to 12/31/2010.........  $ 8.22241    $ 9.74903        6,413
    01/01/2011 to 12/31/2011.........  $ 9.74903    $ 9.56442        5,154
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.69618    $10.95164            0
    01/01/2008 to 12/31/2008.........  $10.95164    $ 7.15759        1,243
    01/01/2009 to 12/31/2009.........  $ 7.15759    $ 9.31966       15,605
    01/01/2010 to 12/31/2010.........  $ 9.31966    $10.33903       12,339
    01/01/2011 to 12/31/2011.........  $10.33903    $ 9.91614       18,473

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.01515    $11.59267            0
    01/01/2008 to 12/31/2008.........  $11.59267    $ 7.31108          440
    01/01/2009 to 12/31/2009.........  $ 7.31108    $ 8.99798        3,010
    01/01/2010 to 12/31/2010.........  $ 8.99798    $10.04775        2,559
    01/01/2011 to 12/31/2011.........  $10.04775    $ 9.88927        3,386
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.45914    $10.11084            0
    01/01/2008 to 12/31/2008.........  $10.11084    $ 6.19415            0
    01/01/2009 to 12/31/2009.........  $ 6.19415    $ 8.51751            0
    01/01/2010 to 12/31/2010.........  $ 8.51751    $10.42410            0
    01/01/2011 to 12/31/2011.........  $10.42410    $ 9.96483          972
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.17709    $10.29973            0
    01/01/2008 to 12/31/2008.........  $10.29973    $10.45357       10,390
    01/01/2009 to 12/31/2009.........  $10.45357    $10.37528        8,118
    01/01/2010 to 12/31/2010.........  $10.37528    $10.27485       23,603
    01/01/2011 to 12/31/2011.........  $10.27485    $10.17598       28,226
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.28279    $10.25701        2,202
    01/01/2008 to 12/31/2008.........  $10.25701    $ 5.86395        1,930
    01/01/2009 to 12/31/2009.........  $ 5.86395    $ 8.16575       10,813
    01/01/2010 to 12/31/2010.........  $ 8.16575    $ 9.97960       10,171
    01/01/2011 to 12/31/2011.........  $ 9.97960    $ 9.63540       10,393
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.54987    $11.82260            0
    01/01/2008 to 12/31/2008.........  $11.82260    $ 6.65075            0
    01/01/2009 to 12/31/2009.........  $ 6.65075    $ 8.54648            0
    01/01/2010 to 12/31/2010.........  $ 8.54648    $10.88845            0
    01/01/2011 to 12/31/2011.........  $10.88845    $10.96268          424
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.93215    $11.75209            0
    01/01/2008 to 12/31/2008.........  $11.75209    $ 6.68601            0
    01/01/2009 to 12/31/2009.........  $ 6.68601    $ 8.11354          149
    01/01/2010 to 12/31/2010.........  $ 8.11354    $ 9.66127          139
    01/01/2011 to 04/29/2011.........  $ 9.66127    $10.86028            0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10192    $ 5.59093            0
    01/01/2009 to 12/31/2009.........  $ 5.59093    $ 9.21761          129
    01/01/2010 to 12/31/2010.........  $ 9.21761    $11.15868          125
    01/01/2011 to 12/31/2011.........  $11.15868    $ 8.80869        2,616

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14687    $10.47408        6,233
    01/01/2008 to 12/31/2008.........  $10.47408    $10.48603        6,071
    01/01/2009 to 12/31/2009.........  $10.48603    $11.44430       46,373
    01/01/2010 to 12/31/2010.........  $11.44430    $11.77276       96,945
    01/01/2011 to 12/31/2011.........  $11.77276    $11.91843      101,716
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.04735    $10.56075            0
    01/01/2008 to 12/31/2008.........  $10.56075    $10.21988        1,836
    01/01/2009 to 12/31/2009.........  $10.21988    $11.79093       23,401
    01/01/2010 to 12/31/2010.........  $11.79093    $12.57524       35,839
    01/01/2011 to 12/31/2011.........  $12.57524    $12.84647       42,310
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.39240    $10.75670            0
    01/01/2008 to 12/31/2008.........  $10.75670    $ 8.57497       34,793
    01/01/2009 to 12/31/2009.........  $ 8.57497    $10.19125       87,454
    01/01/2010 to 12/31/2010.........  $10.19125    $11.15697      108,923
    01/01/2011 to 12/31/2011.........  $11.15697    $11.15675      207,615
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.76093    $10.37151            0
    01/01/2008 to 12/31/2008.........  $10.37151    $ 6.29304            0
    01/01/2009 to 12/31/2009.........  $ 6.29304    $ 7.59041            0
    01/01/2010 to 12/31/2010.........  $ 7.59041    $ 8.64622            0
    01/01/2011 to 12/31/2011.........  $ 8.64622    $ 8.85664          491
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 8.93992            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.61370    $10.87140        1,400
    01/01/2008 to 12/31/2008.........  $10.87140    $ 7.51399        1,359
    01/01/2009 to 12/31/2009.........  $ 7.51399    $ 9.47895        9,547
    01/01/2010 to 12/31/2010.........  $ 9.47895    $10.49368       18,919
    01/01/2011 to 12/31/2011.........  $10.49368    $10.03860       22,204
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.58104    $10.46802            0
    01/01/2008 to 12/31/2008.........  $10.46802    $ 6.73693            0
    01/01/2009 to 12/31/2009.........  $ 6.73693    $ 8.93194            0
    01/01/2010 to 12/31/2010.........  $ 8.93194    $12.06406            0
    01/01/2011 to 12/31/2011.........  $12.06406    $11.82778          819

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.17574    $ 9.43656        1,552
    01/01/2008 to 12/31/2008.........  $ 9.43656    $ 6.56669            0
    01/01/2009 to 12/31/2009.........  $ 6.56669    $ 8.25723            0
    01/01/2010 to 12/31/2010.........  $ 8.25723    $10.30053            0
    01/01/2011 to 12/31/2011.........  $10.30053    $ 9.58913          680
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.50779    $10.57860          492
    01/01/2008 to 12/31/2008.........  $10.57860    $ 7.75653       39,334
    01/01/2009 to 12/31/2009.........  $ 7.75653    $ 9.53361       42,393
    01/01/2010 to 12/31/2010.........  $ 9.53361    $10.52807       33,991
    01/01/2011 to 12/31/2011.........  $10.52807    $10.63067       60,944
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
 FORMERLY, AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.48097    $ 9.82815        5,487
    01/01/2008 to 12/31/2008.........  $ 9.82815    $ 5.65507        5,921
    01/01/2009 to 12/31/2009.........  $ 5.65507    $ 6.93144        5,658
    01/01/2010 to 12/31/2010.........  $ 6.93144    $ 7.77169        5,028
    01/01/2011 to 12/31/2011.........  $ 7.77169    $ 7.56873        6,045
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.13991    $10.73003            0
    01/01/2008 to 12/31/2008.........  $10.73003    $10.36499        3,077
    01/01/2009 to 12/31/2009.........  $10.36499    $11.50569       10,277
    01/01/2010 to 12/31/2010.........  $11.50569    $12.04612       11,386
    01/01/2011 to 12/31/2011.........  $12.04612    $12.41886       12,041
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.06436    $10.93976            0
    01/01/2008 to 12/31/2008.........  $10.93976    $ 6.43744        1,333
    01/01/2009 to 12/31/2009.........  $ 6.43744    $ 9.77555        3,241
    01/01/2010 to 12/31/2010.........  $ 9.77555    $11.20897        3,920
    01/01/2011 to 12/31/2011.........  $11.20897    $10.91000        4,699
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.32146    $13.94064            0
    01/01/2008 to 12/31/2008.........  $13.94064    $ 6.90317        6,773
    01/01/2009 to 12/31/2009.........  $ 6.90317    $10.20784       15,445
    01/01/2010 to 12/31/2010.........  $10.20784    $12.17409       13,337
    01/01/2011 to 12/31/2011.........  $12.17409    $10.25550       19,083
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
 FORMERLY, AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.89704    $11.05096        1,576
    01/01/2008 to 12/31/2008.........  $11.05096    $ 6.31035        3,962
    01/01/2009 to 12/31/2009.........  $ 6.31035    $ 8.02421       13,667
    01/01/2010 to 12/31/2010.........  $ 8.02421    $ 9.10752       13,459
    01/01/2011 to 12/31/2011.........  $ 9.10752    $ 8.70580       20,325

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99918    $ 9.98774            0
    01/01/2008 to 12/31/2008.........  $ 9.98774    $ 9.37351            0
    01/01/2009 to 12/31/2009.........  $ 9.37351    $10.35999        3,687
    01/01/2010 to 12/31/2010.........  $10.35999    $11.05727        3,593
    01/01/2011 to 12/31/2011.........  $11.05727    $11.60740        6,542
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07829    $ 6.67267        5,683
    01/01/2009 to 12/31/2009.........  $ 6.67267    $ 8.59292        9,582
    01/01/2010 to 12/31/2010.........  $ 8.59292    $ 9.37902        8,610
    01/01/2011 to 12/31/2011.........  $ 9.37902    $ 9.13111       22,166


* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011



                                          SUBACCOUNTS
                  --------------------------------------------------------------
                   PRUDENTIAL   PRUDENTIAL                PRUDENTIAL  PRUDENTIAL
                     MONEY      DIVERSIFIED  PRUDENTIAL    FLEXIBLE CONSERVATIVE
                     MARKET        BOND        EQUITY      MANAGED     BALANCED
                   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                  ------------ ------------ ------------ ----------- -----------
ASSETS
 Investment in
 the portfolios,
 at fair value... $207,800,002 $230,380,167 $188,372,823 $13,558,866 $20,228,188
                  ------------ ------------ ------------ ----------- -----------
  Net Assets..... $207,800,002 $230,380,167 $188,372,823 $13,558,866 $20,228,188
                  ============ ============ ============ =========== ===========

NET ASSETS,
 representing:
 Accumulation
 units........... $207,800,002 $230,380,167 $188,372,823 $13,558,866 $20,228,188
                  ------------ ------------ ------------ ----------- -----------
                  $207,800,002 $230,380,167 $188,372,823 $13,558,866 $20,228,188
                  ============ ============ ============ =========== ===========

 Units
 outstanding.....  171,806,696  102,709,902  103,849,001   7,096,022  10,584,191
                  ============ ============ ============ =========== ===========

 Portfolio shares
 held............   20,780,000   19,623,524    7,938,172     847,959   1,239,472
 Portfolio net
 asset value per
 share........... $      10.00 $      11.74 $      23.73 $     15.99 $     16.32
 Investment in
 portfolio shares,
 at cost......... $207,800,002 $217,114,531 $211,774,217 $14,423,605 $18,949,329

STATEMENT OF OPERATIONS
For the year ended December 31, 2011

                                       SUBACCOUNTS
               -----------------------------------------------------------------
                PRUDENTIAL    PRUDENTIAL                 PRUDENTIAL   PRUDENTIAL
                  MONEY       DIVERSIFIED   PRUDENTIAL    FLEXIBLE  CONSERVATIVE
                  MARKET         BOND         EQUITY      MANAGED      BALANCED
                PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
               ------------  ------------  ------------  ----------- -----------
INVESTMENT
INCOME
 Dividend
 income....... $     48,782  $ 10,181,514  $  1,459,371  $   281,726 $   493,665
               ------------  ------------  ------------  ----------- -----------

EXPENSES
 Charges to
 contract
 owners
 for assuming
 mortality
 risk
 and expense
 risk and for
 administration   3,259,926     3,298,045     3,091,127      198,966     300,598
               ------------  ------------  ------------  ----------- -----------

NET INVESTMENT
INCOME (LOSS).   (3,211,144)    6,883,469    (1,631,756)      82,760     193,067
               ------------  ------------  ------------  ----------- -----------

NET REALIZED
AND UNREALIZED
GAIN (LOSS)
ON INVESTMENTS
 Capital gains
 distributions
 received.....            0     5,480,515             0            0           0
 Realized gain
 (loss) on
 shares
 redeemed.....            0     2,035,267    (1,520,114)    (151,930)    185,786
 Net change in
 unrealized
 gain (loss)
 on
 investments..            0      (489,164)   (6,262,149)     480,056     284,079
               ------------  ------------  ------------  ----------- -----------

NET GAIN
(LOSS) ON
INVESTMENTS...            0     7,026,618    (7,782,263)     328,126     469,865
               ------------  ------------  ------------  ----------- -----------

NET INCREASE
(DECREASE) IN
NET ASSETS
RESULTING FROM
OPERATIONS.... $ (3,211,144) $ 13,910,087  $ (9,414,019) $   410,886 $   662,932
               ============  ============  ============  =========== ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$283,060,593     $219,330,891   $10,005,062    $276,320,510     $59,072,342    $263,804,876    $53,030,568     $20,659,880
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$283,060,593     $219,330,891   $10,005,062    $276,320,510     $59,072,342    $263,804,876    $53,030,568     $20,659,880
============     ============   ===========    ============     ===========    ============    ===========     ===========

$283,060,593     $219,330,891   $10,005,062    $276,320,510     $59,072,342    $263,804,876    $53,030,568     $20,659,880
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$283,060,593     $219,330,891   $10,005,062    $276,320,510     $59,072,342    $263,804,876    $53,030,568     $20,659,880
============     ============   ===========    ============     ===========    ============    ===========     ===========

 154,554,980       59,815,434     1,344,833     169,900,405      39,339,355     156,398,185     19,186,425      16,365,412
============     ============   ===========    ============     ===========    ============    ===========     ===========

  17,769,027       44,489,025       261,570       8,780,442       3,487,151      11,341,568      3,119,445       1,739,047
$      15.93     $       4.93   $     38.25    $      31.47     $     16.94    $      23.26    $     17.00     $     11.88
$334,392,074     $235,316,651   $ 9,089,114    $279,808,327     $66,909,280    $252,872,982    $50,395,678     $22,586,069


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$  3,314,788     $ 17,457,520   $    25,254    $  4,841,325     $ 1,066,748    $    879,802    $   463,568     $   359,567
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

   4,938,549        3,530,722       184,188       4,440,698       1,006,926       4,277,768        800,850         337,995
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  (1,623,761)      13,926,798      (158,934)        400,627          59,822      (3,397,966)      (337,282)         21,572
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

           0                0             0               0               0               0        768,485               0
  (5,024,689)      (1,523,153)      689,319          18,144        (402,415)      4,568,260        650,646         225,904
 (14,627,047)      (4,105,143)   (3,321,980)      1,116,285      (5,106,244)     (3,189,625)    (1,511,159)     (3,615,512)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

 (19,651,736)      (5,628,296)   (2,632,661)      1,134,429      (5,508,659)      1,378,635        (92,028)     (3,389,608)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

$(21,275,497)    $  8,298,502   $(2,791,595)   $  1,535,056     $(5,448,837)   $ (2,019,331)   $  (429,310)    $(3,368,036)
============     ============   ===========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                  JANUS ASPEN
                                                                                  JANUS ASPEN      OVERSEAS
                                               T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                               EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                                 PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                               ------------- ----------------- ----------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.  $64,733,818     $86,494,336       $52,764,624    $ 96,776,335    $16,927,596
                                                -----------     -----------       -----------    ------------    -----------
  Net Assets..................................  $64,733,818     $86,494,336       $52,764,624    $ 96,776,335    $16,927,596
                                                ===========     ===========       ===========    ============    ===========

NET ASSETS, representing:
  Accumulation units..........................  $64,733,818     $86,494,336       $52,764,624    $ 96,776,335    $16,927,596
                                                -----------     -----------       -----------    ------------    -----------
                                                $64,733,818     $86,494,336       $52,764,624    $ 96,776,335    $16,927,596
                                                ===========     ===========       ===========    ============    ===========

  Units outstanding...........................   31,233,374      49,252,234        35,341,455      32,274,129     10,468,369
                                                ===========     ===========       ===========    ============    ===========

  Portfolio shares held.......................    3,333,358       3,237,063         2,310,185       2,536,732        901,363
  Portfolio net asset value per share.........  $     19.42     $     26.72       $     22.84    $      38.15    $     18.78
  Investment in portfolio shares, at cost.....  $64,784,776     $78,467,774       $60,097,123    $ 80,175,032    $15,357,120

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                  JANUS ASPEN
                                                                                  JANUS ASPEN      OVERSEAS
                                               T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                               EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                                 PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                               ------------- ----------------- ----------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................  $ 1,196,608     $   899,384       $   348,410    $    627,220    $   156,162
                                                -----------     -----------       -----------    ------------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      960,882       1,330,513           831,072       1,870,729        255,421
                                                -----------     -----------       -----------    ------------    -----------

NET INVESTMENT INCOME (LOSS)..................      235,726        (431,129)         (482,662)     (1,243,509)       (99,259)
                                                -----------     -----------       -----------    ------------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0               0                 0       1,308,043              0
  Realized gain (loss) on shares redeemed.....      223,476       1,830,225          (782,889)      9,420,957        274,986
  Net change in unrealized gain (loss) on
   investments................................   (1,844,140)     (2,414,289)       (2,599,315)    (59,879,596)      (509,887)
                                                -----------     -----------       -----------    ------------    -----------

NET GAIN (LOSS) ON INVESTMENTS................   (1,620,664)       (584,064)       (3,382,204)    (49,150,596)      (234,901)
                                                -----------     -----------       -----------    ------------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $(1,384,938)    $(1,015,193)      $(3,864,866)   $(50,394,105)   $  (334,160)
                                                ===========     ===========       ===========    ============    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                               FTVIP FRANKLIN
                                SMALL-MID CAP                                ALLIANCEBERNSTEIN
 MFS(R) GROWTH     AMERICAN        GROWTH         PRUDENTIAL                   VPS LARGE CAP    PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  CENTURY VP  SECURITIES FUND - JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        VALUE FUND       CLASS 2      FOCUS PORTFOLIO  PORTFOLIO        CLASS B         PORTFOLIO     SERVICE SHARES
---------------- -----------  ----------------- --------------- -----------  ----------------- --------------- -----------------
  $50,594,700    $24,680,892     $25,731,478      $48,159,599   $28,266,090     $4,531,724      $103,380,990      $10,839,280
  -----------    -----------     -----------      -----------   -----------     ----------      ------------      -----------
  $50,594,700    $24,680,892     $25,731,478      $48,159,599   $28,266,090     $4,531,724      $103,380,990      $10,839,280
  ===========    ===========     ===========      ===========   ===========     ==========      ============      ===========

  $50,594,700    $24,680,892     $25,731,478      $48,159,599   $28,266,090     $4,531,724      $103,380,990      $10,839,280
  -----------    -----------     -----------      -----------   -----------     ----------      ------------      -----------
  $50,594,700    $24,680,892     $25,731,478      $48,159,599   $28,266,090     $4,531,724      $103,380,990      $10,839,280
  ===========    ===========     ===========      ===========   ===========     ==========      ============      ===========

   30,886,054     12,508,696      14,859,811       29,075,628    27,280,316      7,628,132        62,060,033       11,018,784
  ===========    ===========     ===========      ===========   ===========     ==========      ============      ===========

    2,060,045      4,255,326       1,255,807        3,234,359     2,699,722        173,165         8,716,778          479,614
  $     24.56    $      5.80     $     20.49      $     14.89   $     10.47     $    26.17      $      11.86      $     22.60
  $47,347,086    $27,885,922     $27,261,942      $40,600,850   $29,032,531     $4,355,326      $104,320,510      $ 9,562,178


                                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                               FTVIP FRANKLIN
                                SMALL-MID CAP                                ALLIANCEBERNSTEIN
 MFS(R) GROWTH     AMERICAN        GROWTH         PRUDENTIAL                   VPS LARGE CAP    PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  CENTURY VP  SECURITIES FUND - JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        VALUE FUND       CLASS 2      FOCUS PORTFOLIO  PORTFOLIO        CLASS B         PORTFOLIO     SERVICE SHARES
---------------- -----------  ----------------- --------------- -----------  ----------------- --------------- -----------------
  $   105,079    $   526,763     $         0      $    44,507   $   254,207     $    4,437      $    779,776      $    53,830
  -----------    -----------     -----------      -----------   -----------     ----------      ------------      -----------

      775,610        361,883         405,887          752,786       439,830         71,591         1,831,702          205,301
  -----------    -----------     -----------      -----------   -----------     ----------      ------------      -----------

     (670,531)       164,880        (405,887)        (708,279)     (185,623)       (67,154)       (1,051,926)        (151,471)
  -----------    -----------     -----------      -----------   -----------     ----------      ------------      -----------

            0              0               0                0     2,217,438              0                 0                0
      761,229       (472,977)        (54,024)       1,931,010       439,402         90,011           552,718          458,378
     (899,566)       169,663      (1,307,821)      (4,069,821)   (4,192,170)      (292,304)       (4,213,004)      (1,136,482)
  -----------    -----------     -----------      -----------   -----------     ----------      ------------      -----------

     (138,337)      (303,314)     (1,361,845)      (2,138,811)   (1,535,330)      (202,293)       (3,660,286)        (678,104)
  -----------    -----------     -----------      -----------   -----------     ----------      ------------      -----------

  $  (808,868)   $  (138,434)    $(1,767,732)     $(2,847,090)  $(1,720,953)    $ (269,447)     $ (4,712,212)     $  (829,575)
  ===========    ===========     ===========      ===========   ===========     ==========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                PRUDENTIAL SP   PRUDENTIAL SP                                   AST GOLDMAN
                                               PRUDENTIAL U.S.  GROWTH ASSET   PRUDENTIAL SP    PRUDENTIAL SP   SACHS LARGE
                                                   EMERGING      ALLOCATION    INTERNATIONAL    INTERNATIONAL    CAP VALUE
                                               GROWTH PORTFOLIO  PORTFOLIO*   GROWTH PORTFOLIO VALUE PORTFOLIO   PORTFOLIO
                                               ---------------- ------------- ---------------- --------------- ------------
ASSETS
  Investment in the portfolios, at fair value.   $128,003,204    $         0    $41,591,579      $39,900,534   $ 86,331,576
                                                 ------------    -----------    -----------      -----------   ------------
  Net Assets..................................   $128,003,204    $         0    $41,591,579      $39,900,534   $ 86,331,576
                                                 ============    ===========    ===========      ===========   ============

NET ASSETS, representing:
  Accumulation units..........................   $128,003,204    $         0    $41,591,579      $39,900,534   $ 86,331,576
                                                 ------------    -----------    -----------      -----------   ------------
                                                 $128,003,204    $         0    $41,591,579      $39,900,534   $ 86,331,576
                                                 ============    ===========    ===========      ===========   ============

  Units outstanding...........................     69,627,130              0     35,231,858       29,946,196      9,454,926
                                                 ============    ===========    ===========      ===========   ============

  Portfolio shares held.......................     16,410,667              0      9,539,353        6,844,002      5,790,179
  Portfolio net asset value per share.........   $       7.80    $      0.00    $      4.36      $      5.83   $      14.91
  Investment in portfolio shares, at cost.....   $114,549,717    $         0    $59,456,078      $55,833,212   $ 87,659,053

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                PRUDENTIAL SP   PRUDENTIAL SP                                   AST GOLDMAN
                                               PRUDENTIAL U.S.  GROWTH ASSET   PRUDENTIAL SP    PRUDENTIAL SP   SACHS LARGE
                                                   EMERGING      ALLOCATION    INTERNATIONAL    INTERNATIONAL    CAP VALUE
                                               GROWTH PORTFOLIO  PORTFOLIO*   GROWTH PORTFOLIO VALUE PORTFOLIO   PORTFOLIO
                                               ---------------- ------------- ---------------- --------------- ------------
INVESTMENT INCOME
  Dividend income.............................   $    844,863    $         0    $   668,940      $ 1,227,004   $    837,899
                                                 ------------    -----------    -----------      -----------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      2,299,176      3,867,271        814,751          806,272      1,283,161
                                                 ------------    -----------    -----------      -----------   ------------

NET INVESTMENT INCOME (LOSS)..................     (1,454,313)    (3,867,271)      (145,811)         420,732       (445,262)
                                                 ------------    -----------    -----------      -----------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........      1,223,782              0              0                0              0
  Realized gain (loss) on shares redeemed.....      4,329,371     21,141,795     (3,058,173)      (2,654,708)    (6,037,352)
  Net change in unrealized gain (loss) on
   investments................................     (2,602,784)    19,518,597     (5,328,824)      (4,763,625)    (4,702,899)
                                                 ------------    -----------    -----------      -----------   ------------

NET GAIN (LOSS) ON INVESTMENTS................      2,950,369     40,660,392     (8,386,997)      (7,418,333)   (10,740,251)
                                                 ------------    -----------    -----------      -----------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $  1,496,056    $36,793,121    $(8,532,808)     $(6,997,601)  $(11,185,513)
                                                 ============    ===========    ===========      ===========   ============

*  The subaccount is no longer available for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                  AST SCHRODERS                 AST J.P. MORGAN                 AST NEUBERGER
  AST AMERICAN     MULTI-ASSET     AST COHEN &     STRATEGIC                    BERMAN SMALL-                 AST FEDERATED
CENTURY INCOME & WORLD STRATEGIES STEERS REALTY  OPPORTUNITIES   AST BLACKROCK   CAP GROWTH   AST HIGH YIELD    AGGRESSIVE
GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO  PORTFOLIO*     PORTFOLIO    GROWTH PORTFOLIO
---------------- ---------------- ------------- --------------- --------------- ------------- -------------- ----------------
  $73,988,299     $1,453,229,080   $87,242,676   $808,699,475     $54,138,903    $         0   $107,095,346    $ 59,776,807
  -----------     --------------   -----------   ------------     -----------    -----------   ------------    ------------
  $73,988,299     $1,453,229,080   $87,242,676   $808,699,475     $54,138,903    $         0   $107,095,346    $ 59,776,807
  ===========     ==============   ===========   ============     ===========    ===========   ============    ============

  $73,988,299     $1,453,229,080   $87,242,676   $808,699,475     $54,138,903    $         0   $107,095,346    $ 59,776,807
  -----------     --------------   -----------   ------------     -----------    -----------   ------------    ------------
  $73,988,299     $1,453,229,080   $87,242,676   $808,699,475     $54,138,903    $         0   $107,095,346    $ 59,776,807
  ===========     ==============   ===========   ============     ===========    ===========   ============    ============

    6,969,587        141,598,371     7,109,028     76,238,767       5,453,622              0      9,601,679       5,924,650
  ===========     ==============   ===========   ============     ===========    ===========   ============    ============

    5,673,949        114,068,217    13,505,058     62,689,882       6,361,798              0     14,853,723       7,453,467
  $     13.04     $        12.74   $      6.46   $      12.90     $      8.51    $      0.00   $       7.21    $       8.02
  $70,945,773     $1,467,180,618   $85,417,326   $785,766,188     $55,517,308    $         0   $106,696,971    $ 63,731,716


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                  AST SCHRODERS                 AST J.P. MORGAN                 AST NEUBERGER
  AST AMERICAN     MULTI-ASSET     AST COHEN &     STRATEGIC                    BERMAN SMALL-                 AST FEDERATED
CENTURY INCOME & WORLD STRATEGIES STEERS REALTY  OPPORTUNITIES   AST BLACKROCK   CAP GROWTH   AST HIGH YIELD    AGGRESSIVE
GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO  PORTFOLIO*     PORTFOLIO    GROWTH PORTFOLIO
---------------- ---------------- ------------- --------------- --------------- ------------- -------------- ----------------

  $   632,711     $   23,972,004   $   647,209   $  6,754,236     $   350,514    $         0   $  6,491,086    $    294,393
  -----------     --------------   -----------   ------------     -----------    -----------   ------------    ------------

    1,049,682         25,737,293     1,484,359     12,847,149         717,570        184,427      1,580,026       1,112,648
  -----------     --------------   -----------   ------------     -----------    -----------   ------------    ------------

     (416,971)        (1,765,289)     (837,150)    (6,092,913)       (367,056)      (184,427)     4,911,060        (818,255)
  -----------     --------------   -----------   ------------     -----------    -----------   ------------    ------------

            0         13,873,907             0              0               0              0              0               0
   (1,401,039)       (31,440,539)   (4,779,918)     3,191,430      (4,626,800)     7,630,577     (1,792,319)     (9,712,881)
     (851,129)      (110,292,703)    1,709,260    (22,030,615)       (314,958)    (3,488,762)    (3,142,457)     (9,395,968)
  -----------     --------------   -----------   ------------     -----------    -----------   ------------    ------------
   (2,252,168)      (127,859,335)   (3,070,658)   (18,839,185)     (4,941,758)     4,141,815     (4,934,776)    (19,108,849)
  -----------     --------------   -----------   ------------     -----------    -----------   ------------    ------------

  $(2,669,139)    $ (129,624,624)  $(3,907,808)  $(24,932,098)    $(5,308,814)   $ 3,957,388   $    (23,716)   $(19,927,104)
  ===========     ==============   ===========   ============     ===========    ===========   ============    ============

*  The subaccount is no longer available for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                 AST GOLDMAN
                                                                                    SACHS         AST GOLDMAN
                                                 AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
                                               VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
                                               --------------- --------------- ---------------- ---------------- ---------------
ASSETS
  Investment in the portfolios, at fair value.   $39,678,934     $45,405,237     $58,548,236      $ 93,020,418    $105,205,533
                                                 -----------     -----------     -----------      ------------    ------------
  Net Assets..................................   $39,678,934     $45,405,237     $58,548,236      $ 93,020,418    $105,205,533
                                                 ===========     ===========     ===========      ============    ============

NET ASSETS, representing:
  Accumulation units..........................   $39,678,934     $45,405,237     $58,548,236      $ 93,020,418    $105,205,533
                                                 -----------     -----------     -----------      ------------    ------------
                                                 $39,678,934     $45,405,237     $58,548,236      $ 93,020,418    $105,205,533
                                                 ===========     ===========     ===========      ============    ============

  Units outstanding...........................     3,654,808       4,291,191       5,660,773         8,275,740      12,016,442
                                                 ===========     ===========     ===========      ============    ============

  Portfolio shares held.......................     3,465,409       3,578,033       2,231,259        18,566,950       8,349,645
  Portfolio net asset value per share.........   $     11.45     $     12.69     $     26.24      $       5.01    $      12.60
  Investment in portfolio shares, at cost.....   $39,015,400     $44,671,207     $56,847,328      $ 91,111,066    $116,368,881

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                                 AST GOLDMAN
                                                                                    SACHS         AST GOLDMAN
                                                 AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
                                               VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
                                               --------------- --------------- ---------------- ---------------- ---------------
INVESTMENT INCOME
  Dividend income.............................   $   296,815     $   287,552     $   106,350      $          0    $  1,002,028
                                                 -----------     -----------     -----------      ------------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       733,161         814,222       1,125,294         1,775,403       1,288,772
                                                 -----------     -----------     -----------      ------------    ------------

NET INVESTMENT INCOME (LOSS)..................      (436,346)       (526,670)     (1,018,944)       (1,775,403)       (286,744)
                                                 -----------     -----------     -----------      ------------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             0               0               0         6,085,586               0
  Realized gain (loss) on shares redeemed.....    (2,291,849)     (2,091,081)         55,282        (7,118,478)     (4,568,054)
  Net change in unrealized gain (loss) on
   investments................................    (3,243,340)     (4,159,165)     (6,320,145)      (10,861,651)       (819,842)
                                                 -----------     -----------     -----------      ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS................    (5,535,189)     (6,250,246)     (6,264,863)      (11,894,543)     (5,387,896)
                                                 -----------     -----------     -----------      ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $(5,971,535)    $(6,776,916)    $(7,283,807)     $(13,669,946)   $ (5,674,640)
                                                 ===========     ===========     ===========      ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                                                              AST NEUBERGER                       AST
AST LORD ABBETT   AST MARSICO       AST       AST NEUBERGER    BERMAN/LSV      AST PIMCO     T. ROWE PRICE  AST QMA US
   CORE FIXED    CAPITAL GROWTH  MFS GROWTH   BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA
INCOME PORTFOLIO   PORTFOLIO     PORTFOLIO   GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------- -------------- -----------  ---------------- ------------- ---------------- ------------- ------------
  $245,854,864    $117,840,825  $33,300,548    $100,644,730   $ 86,810,030    $164,142,598    $53,933,489  $27,992,365
  ------------    ------------  -----------    ------------   ------------    ------------    -----------  -----------
  $245,854,864    $117,840,825  $33,300,548    $100,644,730   $ 86,810,030    $164,142,598    $53,933,489  $27,992,365
  ============    ============  ===========    ============   ============    ============    ===========  ===========

  $245,854,864    $117,840,825  $33,300,548    $100,644,730   $ 86,810,030    $164,142,598    $53,933,489  $27,992,365
  ------------    ------------  -----------    ------------   ------------    ------------    -----------  -----------
  $245,854,864    $117,840,825  $33,300,548    $100,644,730   $ 86,810,030    $164,142,598    $53,933,489  $27,992,365
  ============    ============  ===========    ============   ============    ============    ===========  ===========

    20,912,041      11,182,192    3,218,197       8,614,440      8,186,522      15,356,638      5,793,434    2,688,164
  ============    ============  ===========    ============   ============    ============    ===========  ===========

    21,757,068       6,166,448    3,490,624       4,633,735      5,929,647      15,558,540      6,642,055    2,423,581
  $      11.30    $      19.11  $      9.54    $      21.72   $      14.64    $      10.55    $      8.12  $     11.55
  $238,506,646    $116,398,976  $32,428,005    $ 97,123,338   $ 85,632,667    $164,852,401    $53,494,640  $27,343,021


                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                                                              AST NEUBERGER                       AST
AST LORD ABBETT   AST MARSICO       AST       AST NEUBERGER    BERMAN/LSV      AST PIMCO     T. ROWE PRICE  AST QMA US
   CORE FIXED    CAPITAL GROWTH  MFS GROWTH   BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA
INCOME PORTFOLIO   PORTFOLIO     PORTFOLIO   GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------- -------------- -----------  ---------------- ------------- ---------------- ------------- ------------

  $  1,311,425    $    370,469  $   117,814    $          0   $    953,808    $  1,149,226    $   562,666  $   185,763
  ------------    ------------  -----------    ------------   ------------    ------------    -----------  -----------

     1,748,786       2,032,271      533,039       1,538,448      1,637,003       2,218,355        820,741      424,918
  ------------    ------------  -----------    ------------   ------------    ------------    -----------  -----------

      (437,361)     (1,661,802)    (415,225)     (1,538,448)      (683,195)     (1,069,129)      (258,075)    (239,155)
  ------------    ------------  -----------    ------------   ------------    ------------    -----------  -----------

             0               0            0               0              0       2,107,308              0            0
     2,223,162      (1,571,416)     (92,841)        (16,785)    (5,513,425)       (430,496)    (2,322,679)    (734,646)
     5,151,208      (6,299,604)  (1,865,905)     (5,915,307)    (6,465,566)        (43,486)    (2,157,358)    (318,308)
  ------------    ------------  -----------    ------------   ------------    ------------    -----------  -----------
     7,374,370      (7,871,020)  (1,958,746)     (5,932,092)   (11,978,991)      1,633,326     (4,480,037)  (1,052,954)
  ------------    ------------  -----------    ------------   ------------    ------------    -----------  -----------

  $  6,937,009    $ (9,532,822) $(2,373,971)   $ (7,470,540)  $(12,662,186)   $    564,197    $(4,738,112) $(1,292,109)
  ============    ============  ===========    ============   ============    ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                AST T. ROWE    AST T. ROWE                                     AST T. ROWE
                                               PRICE NATURAL   PRICE ASSET                      AST JPMORGAN   PRICE GLOBAL
                                                 RESOURCES     ALLOCATION     AST MFS GLOBAL   INTERNATIONAL       BOND
                                                 PORTFOLIO      PORTFOLIO    EQUITY PORTFOLIO EQUITY PORTFOLIO  PORTFOLIO
                                               ------------- --------------  ---------------- ---------------- ------------
ASSETS
  Investment in the portfolios, at fair value. $220,749,203  $2,473,645,387    $ 87,581,103     $ 90,597,501   $113,538,785
                                               ------------  --------------    ------------     ------------   ------------
  Net Assets.................................. $220,749,203  $2,473,645,387    $ 87,581,103     $ 90,597,501   $113,538,785
                                               ============  ==============    ============     ============   ============

NET ASSETS, representing:
  Accumulation units.......................... $220,749,203  $2,473,645,387    $ 87,581,103     $ 90,597,501   $113,538,785
                                               ------------  --------------    ------------     ------------   ------------
                                               $220,749,203  $2,473,645,387    $ 87,581,103     $ 90,597,501   $113,538,785
                                               ============  ==============    ============     ============   ============

  Units outstanding...........................   21,580,986     229,101,436       8,288,403        9,784,710     10,425,673
                                               ============  ==============    ============     ============   ============

  Portfolio shares held.......................   11,551,502     143,733,027       8,964,289        4,868,216     10,219,513
  Portfolio net asset value per share......... $      19.11  $        17.21    $       9.77     $      18.61   $      11.11
  Investment in portfolio shares, at cost..... $243,494,846  $2,383,701,794    $ 88,429,221     $ 95,141,412   $113,961,386

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                AST T. ROWE    AST T. ROWE                                     AST T. ROWE
                                               PRICE NATURAL   PRICE ASSET                      AST JPMORGAN   PRICE GLOBAL
                                                 RESOURCES     ALLOCATION     AST MFS GLOBAL   INTERNATIONAL       BOND
                                                 PORTFOLIO      PORTFOLIO    EQUITY PORTFOLIO EQUITY PORTFOLIO  PORTFOLIO
                                               ------------- --------------  ---------------- ---------------- ------------
INVESTMENT INCOME
  Dividend income............................. $  1,653,883  $   23,551,090    $    442,558     $  1,480,001   $  2,394,570
                                               ------------  --------------    ------------     ------------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    4,587,737      35,790,224       1,451,393        1,758,387      1,592,594
                                               ------------  --------------    ------------     ------------   ------------

NET INVESTMENT INCOME (LOSS)..................   (2,933,854)    (12,239,134)     (1,008,835)        (278,386)       801,976
                                               ------------  --------------    ------------     ------------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0               0               0                0        669,467
  Realized gain (loss) on shares
   redeemed...................................  (21,424,084)    (23,561,430)     (3,065,557)      (8,244,379)       353,711
  Net change in unrealized gain (loss) on
   investments................................  (42,683,044)    (45,536,830)     (6,204,187)     (11,089,319)      (362,314)
                                               ------------  --------------    ------------     ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................  (64,107,128)    (69,098,260)     (9,269,744)     (19,333,698)       660,864
                                               ------------  --------------    ------------     ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $(67,040,982) $  (81,337,394)   $(10,278,579)    $(19,612,084)  $  1,462,840
                                               ============  ==============    ============     ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
     AST                         AST ACADEMIC                        AST                        AST FIRST TRUST
 WELLINGTON      AST CAPITAL      STRATEGIES     AST BALANCED    PRESERVATION   AST FIRST TRUST     CAPITAL
 MANAGEMENT      GROWTH ASSET       ASSET           ASSET           ASSET          BALANCED      APPRECIATION    AST ADVANCED
HEDGED EQUITY     ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION        TARGET          TARGET        STRATEGIES
  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
-------------   --------------  --------------  --------------  --------------  --------------- --------------- --------------
$265,955,531    $2,893,895,218  $2,725,760,213  $3,548,073,243  $2,869,172,693  $1,346,839,609  $1,485,878,707  $2,075,519,637
------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
$265,955,531    $2,893,895,218  $2,725,760,213  $3,548,073,243  $2,869,172,693  $1,346,839,609  $1,485,878,707  $2,075,519,637
============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

$265,955,531    $2,893,895,218  $2,725,760,213  $3,548,073,243  $2,869,172,693  $1,346,839,609  $1,485,878,707  $2,075,519,637
------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
$265,955,531    $2,893,895,218  $2,725,760,213  $3,548,073,243  $2,869,172,693  $1,346,839,609  $1,485,878,707  $2,075,519,637
============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

  29,415,891       287,988,840     269,021,934     339,582,149     264,390,353     130,049,406     148,843,360     193,663,052
============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

  29,583,485       285,394,006     265,409,953     325,212,946     243,977,270     142,372,052     161,508,555     191,468,601
$       8.99    $        10.14  $        10.27  $        10.91  $        11.76  $         9.46  $         9.20  $        10.84
$263,390,810    $2,871,824,725  $2,710,752,078  $3,372,621,344  $2,710,549,863  $1,323,461,399  $1,496,074,538  $2,016,496,787


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
     AST                         AST ACADEMIC                        AST                        AST FIRST TRUST
 WELLINGTON      AST CAPITAL      STRATEGIES     AST BALANCED    PRESERVATION   AST FIRST TRUST     CAPITAL
 MANAGEMENT      GROWTH ASSET       ASSET           ASSET           ASSET          BALANCED      APPRECIATION    AST ADVANCED
HEDGED EQUITY     ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION        TARGET          TARGET        STRATEGIES
  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
-------------   --------------  --------------  --------------  --------------  --------------- --------------- --------------
$    506,711    $   16,765,390  $   17,941,221  $   22,969,432  $   23,075,840  $   21,934,023  $   19,634,830  $   20,169,570
------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

   3,102,824        58,784,576      51,320,789      62,166,310      44,250,351      21,595,011      28,589,633      33,568,309
------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

  (2,596,113)      (42,019,186)    (33,379,568)    (39,196,878)    (21,174,511)        339,012      (8,954,803)    (13,398,739)
------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

           0                 0               0               0               0               0               0               0
  (1,567,286)      (16,206,064)    (21,159,293)     28,966,827      27,118,606     (23,367,311)    (60,826,394)    (18,773,736)
  (8,905,749)     (207,253,142)   (155,056,758)   (179,039,480)    (41,348,326)    (65,186,924)   (165,228,575)    (76,239,653)
------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

 (10,473,035)     (223,459,206)   (176,216,051)   (150,072,653)    (14,229,720)    (88,554,235)   (226,054,969)    (95,013,389)
------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

$(13,069,148)   $ (265,478,392) $ (209,595,619) $ (189,269,531) $  (35,404,231) $  (88,215,223) $ (235,009,772) $ (108,412,128)
============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                             SUBACCOUNTS
                                               -----------------------------------------------------------------------
                                                    AST
                                               T. ROWE PRICE                   AST            AST
                                                 LARGE-CAP       AST        SMALL-CAP     PIMCO TOTAL         AST
                                                  GROWTH     MONEY MARKET    GROWTH       RETURN BOND    INTERNATIONAL
                                                 PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                               ------------- ------------  -----------  --------------  ---------------
ASSETS
  Investment in the portfolios, at fair value. $173,496,539  $236,146,926  $91,234,103  $1,518,000,524   $ 43,195,863
                                               ------------  ------------  -----------  --------------   ------------
  Net Assets.................................. $173,496,539  $236,146,926  $91,234,103  $1,518,000,524   $ 43,195,863
                                               ============  ============  ===========  ==============   ============

NET ASSETS, representing:
  Accumulation units.......................... $173,496,539  $236,146,926  $91,234,103  $1,518,000,524   $ 43,195,863
                                               ------------  ------------  -----------  --------------   ------------
                                               $173,496,539  $236,146,926  $91,234,103  $1,518,000,524   $ 43,195,863
                                               ============  ============  ===========  ==============   ============

  Units outstanding...........................   16,189,549    24,015,202    7,585,608     139,943,096      4,762,994
                                               ============  ============  ===========  ==============   ============

  Portfolio shares held.......................   14,256,084   236,146,926    4,516,540     127,455,963      3,190,241
  Portfolio net asset value per share......... $      12.17  $       1.00  $     20.20  $        11.91   $      13.54
  Investment in portfolio shares, at cost..... $167,632,428  $236,146,926  $85,514,190  $1,522,158,351   $ 46,710,479

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                             SUBACCOUNTS
                                               -----------------------------------------------------------------------
                                                    AST
                                               T. ROWE PRICE                   AST            AST
                                                 LARGE-CAP       AST        SMALL-CAP     PIMCO TOTAL         AST
                                                  GROWTH     MONEY MARKET    GROWTH       RETURN BOND    INTERNATIONAL
                                                 PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                               ------------- ------------  -----------  --------------  ---------------
INVESTMENT INCOME
  Dividend income............................. $          0  $     35,960  $         0  $   26,749,445   $    744,282
                                               ------------  ------------  -----------  --------------   ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................    3,091,621     3,023,289    1,571,296      24,275,358        824,249
                                               ------------  ------------  -----------  --------------   ------------

NET INVESTMENT INCOME (LOSS)..................   (3,091,621)   (2,987,329)  (1,571,296)      2,474,087        (79,967)
                                               ------------  ------------  -----------  --------------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0             0            0      51,974,246              0
  Realized gain (loss) on shares
   redeemed...................................   (1,308,224)            0     (451,960)     (8,804,208)    (4,951,198)
  Net change in unrealized gain (loss) on
   investments................................  (13,857,020)            0   (6,987,997)    (23,889,764)    (5,888,431)
                                               ------------  ------------  -----------  --------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................  (15,165,244)            0   (7,439,957)     19,280,274    (10,839,629)
                                               ------------  ------------  -----------  --------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $(18,256,865) $ (2,987,329) $(9,011,253) $   21,754,361   $(10,919,596)
                                               ============  ============  ===========  ==============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

     AST            NVIT          AST                                                                   AST PARAMETRIC
INTERNATIONAL    DEVELOPING    INVESTMENT      AST WESTERN      AST BOND       AST BOND    AST GLOBAL      EMERGING
   GROWTH         MARKETS      GRADE BOND    ASSET CORE PLUS   PORTFOLIO      PORTFOLIO    REAL ESTATE  MARKETS EQUITY
  PORTFOLIO         FUND       PORTFOLIO     BOND PORTFOLIO       2018           2019       PORTFOLIO     PORTFOLIO
-------------   -----------  --------------  --------------- -------------- -------------- -----------  --------------
$ 63,232,072    $13,856,365  $7,606,941,607   $263,296,951    $174,656,963   $11,027,158   $28,411,408   $123,992,821
------------    -----------  --------------   ------------    ------------   -----------   -----------   ------------
$ 63,232,072    $13,856,365  $7,606,941,607   $263,296,951    $174,656,963   $11,027,158   $28,411,408   $123,992,821
============    ===========  ==============   ============    ============   ===========   ===========   ============

$ 63,232,072    $13,856,365  $7,606,941,607   $263,296,951    $174,656,963   $11,027,158   $28,411,408   $123,992,821
------------    -----------  --------------   ------------    ------------   -----------   -----------   ------------
$ 63,232,072    $13,856,365  $7,606,941,607   $263,296,951    $174,656,963   $11,027,158   $28,411,408   $123,992,821
============    ===========  ==============   ============    ============   ===========   ===========   ============
   7,248,430      1,065,619     624,194,989     23,998,953      14,702,403       809,058     2,702,253     13,670,484
============    ===========  ==============   ============    ============   ===========   ===========   ============

   6,335,879      2,565,994   1,242,964,315     24,607,192      14,738,984       995,231     3,753,158     15,795,264
$       9.98    $      5.40  $         6.12   $      10.70    $      11.85   $     11.08   $      7.57   $       7.85
$ 66,593,700    $19,776,753  $7,453,107,306   $258,106,934    $169,264,390   $11,171,615   $28,903,915   $136,694,715


                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

     AST            NVIT                                                                                AST PARAMETRIC
INTERNATIONAL    DEVELOPING  AST INVESTMENT    AST WESTERN                                 AST GLOBAL      EMERGING
   GROWTH         MARKETS      GRADE BOND    ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY
  PORTFOLIO         FUND       PORTFOLIO     BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO
-------------   -----------  --------------  --------------- -------------- -------------- -----------  --------------
$    344,680    $    54,200  $   12,942,274   $  6,307,048    $    147,533   $   127,421   $   745,627   $  1,531,885
------------    -----------  --------------   ------------    ------------   -----------   -----------   ------------

     859,263        322,865      48,941,653      3,892,607       1,709,552       248,294       541,527      2,811,663
------------    -----------  --------------   ------------    ------------   -----------   -----------   ------------

    (514,583)      (268,665)    (35,999,379)     2,414,441      (1,562,019)     (120,873)      204,100     (1,279,778)
------------    -----------  --------------   ------------    ------------   -----------   -----------   ------------

           0              0      57,978,969      3,513,277       3,364,110     2,652,543             0              0
  (4,755,991)    (1,351,237)     (8,996,000)     2,248,143       1,219,236      (313,601)   (2,111,918)   (13,539,987)
  (6,418,714)    (3,333,373)    154,548,422      2,025,194       4,501,640      (503,158)   (2,792,256)   (30,211,989)
------------    -----------  --------------   ------------    ------------   -----------   -----------   ------------

 (11,174,705)    (4,684,610)    203,531,391      7,786,614       9,084,986     1,835,784    (4,904,174)   (43,751,976)
------------    -----------  --------------   ------------    ------------   -----------   -----------   ------------

$(11,689,288)   $(4,953,275) $  167,532,012   $ 10,201,055    $  7,522,967   $ 1,714,911   $(4,700,074)  $(45,031,754)
============    ===========  ==============   ============    ============   ===========   ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------

                                                  FRANKLIN                                         AST CLS      AST HORIZON
                                                TEMPLETON VIP    AST GOLDMAN    AST CLS GROWTH  MODERATE ASSET  GROWTH ASSET
                                               FOUNDING FUNDS  SACHS SMALL-CAP ASSET ALLOCATION   ALLOCATION     ALLOCATION
                                               ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO       PORTFOLIO      PORTFOLIO
                                               --------------- --------------- ---------------- --------------  ------------
ASSETS
  Investment in the portfolios, at fair value. $1,361,263,321    $99,212,647    $1,031,946,103  $1,292,495,096  $778,470,273
                                               --------------    -----------    --------------  --------------  ------------
  Net Assets.................................. $1,361,263,321    $99,212,647    $1,031,946,103  $1,292,495,096  $778,470,273
                                               ==============    ===========    ==============  ==============  ============

NET ASSETS, representing:
  Accumulation units.......................... $1,361,263,321    $99,212,647    $1,031,946,103  $1,292,495,096  $778,470,273
                                               --------------    -----------    --------------  --------------  ------------
                                               $1,361,263,321    $99,212,647    $1,031,946,103  $1,292,495,096  $778,470,273
                                               ==============    ===========    ==============  ==============  ============

  Units outstanding...........................    136,048,705      8,706,892       100,743,415     126,312,909    74,331,284
                                               ==============    ===========    ==============  ==============  ============

  Portfolio shares held.......................    179,349,581      9,421,904        99,801,364     134,634,906    80,754,178
  Portfolio net asset value per share......... $         7.59    $     10.53    $        10.34  $         9.60  $       9.64
  Investment in portfolio shares, at cost..... $1,341,457,639    $93,637,619    $1,019,583,856  $1,273,336,098  $772,348,910

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------

                                                  FRANKLIN                                         AST CLS      AST HORIZON
                                                TEMPLETON VIP    AST GOLDMAN    AST CLS GROWTH  MODERATE ASSET  GROWTH ASSET
                                               FOUNDING FUNDS  SACHS SMALL-CAP ASSET ALLOCATION   ALLOCATION     ALLOCATION
                                               ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO       PORTFOLIO      PORTFOLIO
                                               --------------- --------------- ---------------- --------------  ------------
INVESTMENT INCOME
  Dividend income............................. $      254,728    $   494,062    $    3,016,031  $    4,696,330  $  2,530,127
                                               --------------    -----------    --------------  --------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     24,083,222      1,666,970        17,579,897      19,566,480    12,347,417
                                               --------------    -----------    --------------  --------------  ------------

NET INVESTMENT INCOME (LOSS)..................    (23,828,494)    (1,172,908)      (14,563,866)    (14,870,150)   (9,817,290)
                                               --------------    -----------    --------------  --------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0              0        10,447,165      18,823,710    32,513,771
  Realized gain (loss) on shares
   redeemed...................................    (52,514,959)    (4,397,236)      (36,242,977)    (22,353,121)  (30,309,048)
  Net change in unrealized gain (loss) on
   investments................................    (59,183,445)    (4,384,738)      (71,741,590)    (66,055,507)  (49,167,076)
                                               --------------    -----------    --------------  --------------  ------------

NET GAIN (LOSS) ON INVESTMENTS................   (111,698,404)    (8,781,974)      (97,537,402)    (69,584,918)  (46,962,353)
                                               --------------    -----------    --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ (135,526,898)   $(9,954,882)   $ (112,101,268) $  (84,455,068) $(56,779,643)
                                               ==============    ===========    ==============  ==============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST HORIZON
  MODERATE
    ASSET       AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
 ALLOCATION     ASSET ALLOCATION   CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP  PROFUND VP MID-
  PORTFOLIO         PORTFOLIO      SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS   CAP GROWTH
------------    ----------------- ---------- -------------- ---------- ----------- ----------- ---------------
$967,245,765      $603,154,421     $122,604     $358,247    $ 429,486   $693,261    $170,834      $325,787
------------      ------------     --------     --------    ---------   --------    --------      --------
$967,245,765      $603,154,421     $122,604     $358,247    $ 429,486   $693,261    $170,834      $325,787
============      ============     ========     ========    =========   ========    ========      ========

$967,245,765      $603,154,421     $122,604     $358,247    $ 429,486   $693,261    $170,834      $325,787
------------      ------------     --------     --------    ---------   --------    --------      --------
$967,245,765      $603,154,421     $122,604     $358,247    $ 429,486   $693,261    $170,834      $325,787
============      ============     ========     ========    =========   ========    ========      ========

  93,246,254        58,250,777       10,467       31,509       78,037     64,437      19,305        31,644
============      ============     ========     ========    =========   ========    ========      ========

  97,113,029        64,508,494        3,631        9,810       25,160     21,842       4,736         9,807
$       9.96      $       9.35     $  33.77     $  36.52    $   17.07   $  31.74    $  36.07      $  33.22
$961,262,685      $605,403,491     $118,718     $342,893    $ 433,140   $623,057    $154,918      $321,592


                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST HORIZON
  MODERATE
    ASSET       AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
 ALLOCATION     ASSET ALLOCATION   CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP  PROFUND VP MID-
  PORTFOLIO         PORTFOLIO      SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS   CAP GROWTH
------------    ----------------- ---------- -------------- ---------- ----------- ----------- ---------------
$  4,243,440      $  1,250,615     $      0     $  1,679    $       0   $  2,549    $    860      $      0
------------      ------------     --------     --------    ---------   --------    --------      --------

  14,495,176         9,620,815        1,108        2,562       12,665     13,130       3,270         6,928
------------      ------------     --------     --------    ---------   --------    --------      --------

 (10,251,736)       (8,370,200)      (1,108)        (883)     (12,665)   (10,581)     (2,410)       (6,928)
------------      ------------     --------     --------    ---------   --------    --------      --------

  43,442,660        21,563,244            0            0            0          0           0             0
 (20,175,403)      (34,358,264)     (11,655)        (621)     (53,683)    33,807         (95)      (14,522)
 (57,101,570)      (38,777,131)      (6,395)      (1,198)    (112,339)    (3,994)    (22,957)      (69,492)
------------      ------------     --------     --------    ---------   --------    --------      --------

 (33,834,313)      (51,572,151)     (18,050)      (1,819)    (166,022)    29,813     (23,052)      (84,014)
------------      ------------     --------     --------    ---------   --------    --------      --------

$(44,086,049)     $(59,942,351)    $(19,158)    $ (2,702)   $(178,687)  $ 19,232    $(25,462)     $(90,942)
============      ============     ========     ========    =========   ========    ========      ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                         SUBACCOUNTS
                                               --------------------------------------------------------------
                                               PROFUND VP             PROFUND VP PROFUND VP
                                                MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP
                                                 VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS
                                               ---------- ----------- ---------- ---------- ------------------
ASSETS
  Investment in the portfolios, at fair value.  $665,093   $386,146    $403,047   $403,912       $132,597
                                                --------   --------    --------   --------       --------
  Net Assets..................................  $665,093   $386,146    $403,047   $403,912       $132,597
                                                ========   ========    ========   ========       ========

NET ASSETS, representing:
  Accumulation units..........................  $665,093   $386,146    $403,047   $403,912       $132,597
                                                --------   --------    --------   --------       --------
                                                $665,093   $386,146    $403,047   $403,912       $132,597
                                                ========   ========    ========   ========       ========

  Units outstanding...........................    66,431     42,775      36,951     39,460         14,600
                                                ========   ========    ========   ========       ========

  Portfolio shares held.......................    26,657      8,539      13,898     15,434         17,751
  Portfolio net asset value per share.........  $  24.95   $  45.22    $  29.00   $  26.17       $   7.47
  Investment in portfolio shares, at cost.....  $628,340   $338,676    $381,857   $381,773       $125,184

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                         SUBACCOUNTS
                                               --------------------------------------------------------------
                                               PROFUND VP             PROFUND VP PROFUND VP
                                                MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP
                                                 VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS
                                               ---------- ----------- ---------- ---------- ------------------
INVESTMENT INCOME
  Dividend income.............................  $    670   $      0    $      0   $      0       $  8,246
                                                --------   --------    --------   --------       --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................     6,278      8,599       6,831      3,569          3,253
                                                --------   --------    --------   --------       --------

NET INVESTMENT INCOME (LOSS)..................    (5,608)    (8,599)     (6,831)    (3,569)         4,993
                                                --------   --------    --------   --------       --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received........         0          0         831          0              0
  Realized gain (loss) on shares
   redeemed...................................    15,163     56,390     (19,740)    (1,699)        (1,637)
  Net change in unrealized gain (loss) on
   investments................................   (45,692)   (69,755)    (52,034)   (14,895)       (14,458)
                                                --------   --------    --------   --------       --------

NET GAIN (LOSS) ON INVESTMENTS................   (30,529)   (13,365)    (70,943)   (16,594)       (16,095)
                                                --------   --------    --------   --------       --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $(36,137)  $(21,964)   $(77,774)  $(20,163)      $(11,102)
                                                ========   ========    ========   ========       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                        SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------
                                      AST          AST          CREDIT
                                   JENNISON     JENNISON     SUISSE TRUST
            PROFUND VP PROFUND VP  LARGE-CAP    LARGE-CAP    INTERNATIONAL
PROFUND VP  LARGE-CAP  LARGE-CAP     VALUE       GROWTH     EQUITY FLEX III    AST BOND       AST BOND
UTILITIES     GROWTH     VALUE     PORTFOLIO    PORTFOLIO     PORTFOLIO*    PORTFOLIO 2020 PORTFOLIO 2017
----------  ---------- ---------- -----------  -----------  --------------- -------------- --------------
 $588,644    $690,914   $850,786  $33,837,253  $32,383,935    $         0     $3,602,548    $173,608,249
 --------    --------   --------  -----------  -----------    -----------     ----------    ------------
 $588,644    $690,914   $850,786  $33,837,253  $32,383,935    $         0     $3,602,548    $173,608,249
 ========    ========   ========  ===========  ===========    ===========     ==========    ============

 $588,644    $690,914   $850,786  $33,837,253  $32,383,935    $         0     $3,602,548    $173,608,249
 --------    --------   --------  -----------  -----------    -----------     ----------    ------------
 $588,644    $690,914   $850,786  $33,837,253  $32,383,935    $         0     $3,602,548    $173,608,249
 ========    ========   ========  ===========  ===========    ===========     ==========    ============

   54,664      69,496     97,281    3,424,716    3,023,508              0        313,789      15,086,505
 ========    ========   ========  ===========  ===========    ===========     ==========    ============

   18,129      19,969     35,717    3,023,883    2,658,780              0        351,126      14,953,338
 $  32.47    $  34.60   $  23.82  $     11.19  $     12.18    $      0.00     $    10.26    $      11.61
 $521,872    $614,932   $818,712  $34,194,152  $32,366,941    $         0     $3,464,086    $170,222,737


                                        SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------
                                      AST          AST          CREDIT
                                   JENNISON     JENNISON     SUISSE TRUST
            PROFUND VP PROFUND VP  LARGE-CAP    LARGE-CAP    INTERNATIONAL
PROFUND VP  LARGE-CAP  LARGE-CAP     VALUE       GROWTH     EQUITY FLEX III    AST BOND       AST BOND
UTILITIES     GROWTH     VALUE     PORTFOLIO    PORTFOLIO     PORTFOLIO*    PORTFOLIO 2020 PORTFOLIO 2017
----------  ---------- ---------- -----------  -----------  --------------- -------------- --------------
 $  7,210    $      0   $  5,760  $   115,342  $         0    $   264,998     $  123,320    $     49,912
 --------    --------   --------  -----------  -----------    -----------     ----------    ------------

    5,727      11,034     12,364      596,496      463,441        103,073        190,209       1,429,979
 --------    --------   --------  -----------  -----------    -----------     ----------    ------------

    1,483     (11,034)    (6,604)    (481,154)    (463,441)       161,925        (66,889)     (1,380,067)
 --------    --------   --------  -----------  -----------    -----------     ----------    ------------

        0           0          0      129,050            0              0      1,536,534         356,403
   11,846      29,651    (42,359)  (2,793,497)    (954,647)      (435,076)        67,199         739,451
   37,775     (47,379)   (40,958)  (2,493,809)  (1,425,053)    (1,153,588)        13,305       3,411,695
 --------    --------   --------  -----------  -----------    -----------     ----------    ------------

   49,621     (17,728)   (83,317)  (5,158,256)  (2,379,700)    (1,588,664)     1,617,038       4,507,549
 --------    --------   --------  -----------  -----------    -----------     ----------    ------------

 $ 51,104    $(28,762)  $(89,921) $(5,639,410) $(2,843,141)   $(1,426,739)    $1,550,149    $  3,127,482
 ========    ========   ========  ===========  ===========    ===========     ==========    ============

*  The subaccount is no longer available for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                WELLS FARGO     WELLS FARGO      WELLS FARGO     WELLS FARGO
                                                               ADVANTAGE VT     ADVANTAGE VT    ADVANTAGE VT     ADVANTAGE VT
                                                                CORE EQUITY    INTERNATIONAL    OMEGA GROWTH      SMALL CAP
                                                  AST BOND    PORTFOLIO SHARE EQUITY PORTFOLIO PORTFOLIO SHARE GROWTH PORTFOLIO
                                               PORTFOLIO 2021    CLASS 1*      SHARE CLASS 1       CLASS 1      SHARE CLASS 1
                                               -------------- --------------- ---------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.  $232,734,063     $       0       $ 648,670       $1,249,300        $544,514
                                                ------------     ---------       ---------       ----------        --------
  Net Assets..................................  $232,734,063     $       0       $ 648,670       $1,249,300        $544,514
                                                ============     =========       =========       ==========        ========

NET ASSETS, representing:
  Accumulation units..........................  $232,734,063     $       0       $ 648,670       $1,249,300        $544,514
                                                ------------     ---------       ---------       ----------        --------
                                                $232,734,063     $       0       $ 648,670       $1,249,300        $544,514
                                                ============     =========       =========       ==========        ========

  Units outstanding...........................    18,356,147             0          52,493          682,604          47,275
                                                ============     =========       =========       ==========        ========

  Portfolio shares held.......................    17,277,956             0         135,990           54,842          70,624
  Portfolio net asset value per share.........  $      13.47     $    0.00       $    4.77       $    22.78        $   7.71
  Investment in portfolio shares, at cost.....  $218,478,801     $       0       $ 648,099       $1,059,695        $453,981

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                WELLS FARGO     WELLS FARGO      WELLS FARGO     WELLS FARGO
                                                               ADVANTAGE VT     ADVANTAGE VT    ADVANTAGE VT     ADVANTAGE VT
                                                                CORE EQUITY    INTERNATIONAL    OMEGA GROWTH      SMALL CAP
                                                  AST BOND    PORTFOLIO SHARE EQUITY PORTFOLIO PORTFOLIO SHARE GROWTH PORTFOLIO
                                               PORTFOLIO 2021    CLASS 1*      SHARE CLASS 1       CLASS 1      SHARE CLASS 1
                                               -------------- --------------- ---------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income.............................  $     67,240     $  17,996       $   5,474       $        0        $      0
                                                ------------     ---------       ---------       ----------        --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense risk
   and for administration.....................     2,439,292        22,499          14,496           26,631          11,453
                                                ------------     ---------       ---------       ----------        --------

NET INVESTMENT INCOME (LOSS)..................    (2,372,052)       (4,503)         (9,022)         (26,631)        (11,453)
                                                ------------     ---------       ---------       ----------        --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received........             0       381,228          38,520           13,281               0
  Realized gain (loss) on shares redeemed.....     6,295,875      (160,973)         23,264          134,548          58,190
  Net change in unrealized gain (loss) on
   investments................................    14,846,592      (393,326)       (175,830)        (203,172)        (88,021)
                                                ------------     ---------       ---------       ----------        --------

NET GAIN (LOSS) ON INVESTMENTS................    21,142,467      (173,071)       (114,046)         (55,343)        (29,831)
                                                ------------     ---------       ---------       ----------        --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 18,770,415     $(177,574)      $(123,068)      $  (81,974)       $(41,284)
                                                ============     =========       =========       ==========        ========

*  The subaccount is no longer available for investment as of December 31, 2011.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
  WELLS FARGO
 ADVANTAGE VT                                                      WELLS FARGO
SMALL CAP VALUE                AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
PORTFOLIO SHARE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE
    CLASS 1     PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO
--------------- -------------- ---------------- ----------------- -------------- -------------- --------------
  $1,409,239     $84,496,267     $81,124,295      $816,028,974      $1,340,592    $11,039,255     $4,305,735
  ----------     -----------     -----------      ------------      ----------    -----------     ----------
  $1,409,239     $84,496,267     $81,124,295      $816,028,974      $1,340,592    $11,039,255     $4,305,735
  ==========     ===========     ===========      ============      ==========    ===========     ==========

  $1,409,239     $84,496,267     $81,124,295      $816,028,974      $1,340,592    $11,039,255     $4,305,735
  ----------     -----------     -----------      ------------      ----------    -----------     ----------
  $1,409,239     $84,496,267     $81,124,295      $816,028,974      $1,340,592    $11,039,255     $4,305,735
  ==========     ===========     ===========      ============      ==========    ===========     ==========

     130,611       7,050,755       9,115,978        89,095,942         125,255      1,096,258        427,636
  ==========     ===========     ===========      ============      ==========    ===========     ==========

     169,176       6,903,290       9,013,811        88,029,016          77,046      1,088,684        425,048
  $     8.33     $     12.24     $      9.00      $       9.27      $    17.40    $     10.14     $    10.13
  $1,260,028     $81,182,722     $82,625,631      $859,957,359      $1,272,423    $10,948,863     $4,273,548


                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
  WELLS FARGO
 ADVANTAGE VT                                                      WELLS FARGO
SMALL CAP VALUE                AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
PORTFOLIO SHARE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE
    CLASS 1     PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO
--------------- -------------- ---------------- ----------------- -------------- -------------- --------------
  $   14,711     $         0     $         0      $          0      $        0    $         0     $        0
  ----------     -----------     -----------      ------------      ----------    -----------     ----------

      28,692         523,180         410,093         8,573,981           8,075         13,496          6,875
  ----------     -----------     -----------      ------------      ----------    -----------     ----------

     (13,981)       (523,180)       (410,093)       (8,573,981)         (8,075)       (13,496)        (6,875)
  ----------     -----------     -----------      ------------      ----------    -----------     ----------

           0               0               0                 0               0              0              0
     113,941         781,609         (28,323)       (7,687,566)          2,455           (136)        (2,189)
    (248,068)      3,313,545      (1,501,336)      (43,928,385)         68,169         90,392         32,187
  ----------     -----------     -----------      ------------      ----------    -----------     ----------

    (134,127)      4,095,154      (1,529,659)      (51,615,951)         70,624         90,256         29,998
  ----------     -----------     -----------      ------------      ----------    -----------     ----------

  $ (148,108)    $ 3,571,974     $(1,939,752)     $(60,189,932)     $   62,549    $    76,760     $   23,123
  ==========     ===========     ===========      ============      ==========    ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                        SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                      PRUDENTIAL MONEY MARKET    PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                             PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                   ----------------------------  --------------------------  --------------------------
                                     01/01/2011     01/01/2010    01/01/2011    01/01/2010    01/01/2011    01/01/2010
                                         TO             TO            TO            TO            TO            TO
                                     12/31/2011     12/31/2010    12/31/2011    12/31/2010    12/31/2011    12/31/2010
                                   -------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  (3,211,144) $  (3,626,799) $  6,883,469  $  7,016,896  $ (1,631,756) $ (1,462,493)
  Capital gains distributions
   received.......................             0              0     5,480,515     3,233,084             0             0
  Realized gain (loss) on shares
   redeemed.......................             0              0     2,035,267     1,772,489    (1,520,114)   (5,687,945)
  Net change in unrealized gain
   (loss) on investments..........             0              0      (489,164)    9,664,813    (6,262,149)   28,662,419
                                   -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (3,211,144)    (3,626,799)   13,910,087    21,687,282    (9,414,019)   21,511,981
                                   -------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     1,685,754      1,524,976       581,923       610,713       715,829       560,814
  Annuity Payments................    (3,008,457)    (1,073,400)   (1,354,983)   (1,192,494)     (796,788)     (630,780)
  Surrenders, withdrawals and
   death benefits.................   (59,838,743)   (68,717,394)  (27,927,476)  (32,080,001)  (25,937,020)  (24,417,857)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    30,397,104     86,086,981     2,982,025     6,211,706    (5,529,436)   (3,216,029)
  Withdrawal and other
   charges........................      (304,157)      (328,972)      (87,945)      (93,953)     (236,059)     (263,070)
                                   -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (31,068,499)    17,492,191   (25,806,456)  (26,544,029)  (31,783,474)  (27,966,922)
                                   -------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (34,279,643)    13,865,392   (11,896,369)   (4,856,747)  (41,197,493)   (6,454,941)

NET ASSETS
  Beginning of period.............   242,079,645    228,214,253   242,276,536   247,133,283   229,570,316   236,025,257
                                   -------------  -------------  ------------  ------------  ------------  ------------
  End of period................... $ 207,800,002  $ 242,079,645  $230,380,167  $242,276,536  $188,372,823  $229,570,316
                                   =============  =============  ============  ============  ============  ============

  Beginning units.................   198,480,050    193,139,396   114,525,756   127,375,981   120,852,569   137,058,192
                                   -------------  -------------  ------------  ------------  ------------  ------------
  Units issued....................    90,308,372    148,653,668     8,196,841     9,656,151     2,973,594     4,063,477
  Units redeemed..................  (116,981,726)  (143,313,014)  (20,012,695)  (22,506,376)  (19,977,162)  (20,269,100)
                                   -------------  -------------  ------------  ------------  ------------  ------------
  Ending units....................   171,806,696    198,480,050   102,709,902   114,525,756   103,849,001   120,852,569
                                   =============  =============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED   PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------   ------------------------  --------------------------  --------------------------
 01/01/2011     01/01/2010    01/01/2011   01/01/2010   01/01/2011    01/01/2010    01/01/2011    01/01/2010
     TO             TO            TO           TO           TO            TO            TO            TO
 12/31/2011     12/31/2010    12/31/2011   12/31/2010   12/31/2011    12/31/2010    12/31/2011    12/31/2010
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$    82,760    $   126,167   $   193,067  $   240,236  $ (1,623,761) $ (1,548,142) $ 13,926,798  $ 16,830,622
          0              0             0            0             0             0             0             0
   (151,930)      (383,680)      185,786      (45,666)   (5,024,689)  (11,709,663)   (1,523,153)   (2,641,496)
    480,056      1,727,915       284,079    2,011,209   (14,627,047)   43,577,190    (4,105,143)   14,660,194
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

    410,886      1,470,402       662,932    2,205,779   (21,275,497)   30,319,385     8,298,502    28,849,320
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

     27,795         11,613        60,104       21,136       878,969     1,145,675       781,928       686,363
    (81,671)       (74,240)      (35,408)    (155,156)     (919,326)     (539,596)     (802,983)     (544,645)
 (1,708,814)    (1,755,335)   (2,862,479)  (3,382,561)  (40,494,144)  (35,253,515)  (31,041,271)  (31,930,585)
     88,468       (229,117)      (87,592)     100,429    (7,886,251)  129,236,877    (1,963,851)   (2,725,985)
          0              0             0            0      (541,218)     (476,274)     (363,536)     (389,674)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (1,674,222)    (2,047,079)   (2,925,375)  (3,416,152)  (48,961,970)   94,113,167   (33,389,713)  (34,904,526)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (1,263,336)      (576,677)   (2,262,443)  (1,210,373)  (70,237,467)  124,432,552   (25,091,211)   (6,055,206)

 14,822,202     15,398,879    22,490,631   23,701,004   353,298,060   228,865,508   244,422,102   250,477,308
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$13,558,866    $14,822,202   $20,228,188  $22,490,631  $283,060,593  $353,298,060  $219,330,891  $244,422,102
===========    ===========   ===========  ===========  ============  ============  ============  ============

  7,981,886      9,161,800    12,139,774   14,097,671   180,227,613   112,546,024    67,908,416    77,866,851
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
    221,204        128,300       323,214      343,867     6,929,950   100,381,450     5,563,797     5,570,847
 (1,107,068)    (1,308,214)   (1,878,797)  (2,301,764)  (32,602,583)  (32,699,861)  (13,656,779)  (15,529,282)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
  7,096,022      7,981,886    10,584,191   12,139,774   154,554,980   180,227,613    59,815,434    67,908,416
===========    ===========   ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                   PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                           PORTFOLIO                     PORTFOLIO                  PORTFOLIO
                                   ---------------------------  --------------------------  -------------------------
                                    01/01/2011     01/01/2010    01/01/2011    01/01/2010    01/01/2011    01/01/2010
                                        TO             TO            TO            TO            TO            TO
                                    12/31/2011     12/31/2010    12/31/2011    12/31/2010    12/31/2011    12/31/2010
                                    -----------   -----------   ------------  ------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (158,934)   $  (131,834)  $    400,627  $    865,953  $     59,822  $    66,788
  Capital gains distributions
   received.......................           0              0              0             0             0            0
  Realized gain (loss) on shares
   redeemed.......................     689,319        204,884         18,144    (5,446,059)     (402,415)  (1,417,953)
  Net change in unrealized gain
   (loss) on investments..........  (3,321,980)     3,237,458      1,116,285    41,566,663    (5,106,244)   8,822,233
                                    -----------   -----------   ------------  ------------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (2,791,595)     3,310,508      1,535,056    36,986,557    (5,448,837)   7,471,068
                                    -----------   -----------   ------------  ------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      14,459         27,396      1,255,423       862,386       298,224      206,666
  Annuity Payments................     (25,630)       (17,958)    (1,104,844)   (1,092,397)     (171,443)    (104,541)
  Surrenders, withdrawals and
   death benefits.................  (1,807,865)    (1,437,909)   (33,054,110)  (31,849,813)   (7,650,241)  (7,338,127)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (1,084,315)      (208,575)    (9,926,920)   (5,313,807)   (2,330,582)    (651,682)
  Withdrawal and other
   charges........................         (97)             0       (478,005)     (513,272)      (98,182)    (108,269)
                                    -----------   -----------   ------------  ------------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (2,903,448)    (1,637,046)   (43,308,456)  (37,906,903)   (9,952,224)  (7,995,953)
                                    -----------   -----------   ------------  ------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (5,695,043)     1,673,462    (41,773,400)     (920,346)  (15,401,061)    (524,885)

NET ASSETS
  Beginning of period.............  15,700,105     14,026,643    318,093,910   319,014,256    74,473,403   74,998,288
                                    -----------   -----------   ------------  ------------  ------------  -----------
  End of period................... $10,005,062    $15,700,105   $276,320,510  $318,093,910  $ 59,072,342  $74,473,403
                                    ===========   ===========   ============  ============  ============  ===========

  Beginning units.................   1,685,027      1,900,099    197,333,999   224,226,235    45,508,675   51,130,955
                                    -----------   -----------   ------------  ------------  ------------  -----------
  Units issued....................      49,742         81,577      8,494,144    11,355,101     1,968,706    2,443,544
  Units redeemed..................    (389,936)      (296,649)   (35,927,738)  (38,247,337)   (8,138,026)  (8,065,824)
                                    -----------   -----------   ------------  ------------  ------------  -----------
  Ending units....................   1,344,833      1,685,027    169,900,405   197,333,999    39,339,355   45,508,675
                                    ===========   ===========   ============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON       PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL STOCK T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                 STOCK PORTFOLIO                    PORTFOLIO                         PORTFOLIO
--------------------------    ------------------------------  --------------------------------  --------------------------
 01/01/2011      01/01/2010    01/01/2011      01/01/2010      01/01/2011       01/01/2010       01/01/2011    01/01/2010
     TO              TO            TO              TO              TO               TO               TO            TO
 12/31/2011      12/31/2010    12/31/2011      12/31/2010      12/31/2011       12/31/2010       12/31/2011    12/31/2010
------------    ------------   -----------     -----------      -----------      -----------    -----------   -----------
$ (3,397,966)   $ (2,998,345) $  (337,282)    $  (320,933)    $    21,572      $  (115,480)     $   235,726   $   351,179
           0               0      768,485               0               0           77,453                0             0
   4,568,260      (2,066,766)     650,646        (741,434)        225,904         (188,612)         223,476      (713,331)
  (3,189,625)     33,352,576   (1,511,159)     13,407,491      (3,615,512)       3,252,169       (1,844,140)    9,170,854
------------    ------------   -----------     -----------      -----------      -----------    -----------   -----------

  (2,019,331)     28,287,465     (429,310)     12,345,124      (3,368,036)       3,025,530       (1,384,938)    8,808,702
------------    ------------   -----------     -----------      -----------      -----------    -----------   -----------

     840,619         664,947      158,569         172,141          36,102           46,308           86,201        63,749
    (902,626)       (604,216)    (228,140)        (64,360)       (120,937)         (53,895)        (218,012)     (161,648)
 (33,136,742)    (32,555,833)  (6,718,773)     (5,961,500)     (2,416,571)      (2,314,677)      (6,455,185)   (7,382,966)
  (9,960,768)     11,187,034   (1,760,388)        396,932        (566,185)         800,661         (780,648)      321,278
    (361,490)       (372,227)     (19,169)        (21,077)         (8,881)          (9,637)         (26,905)      (30,257)
------------    ------------   -----------     -----------      -----------      -----------    -----------   -----------

 (43,521,007)    (21,680,295)  (8,567,901)     (5,477,864)     (3,076,472)      (1,531,240)      (7,394,549)   (7,189,844)
------------    ------------   -----------     -----------      -----------      -----------    -----------   -----------

 (45,540,338)      6,607,170   (8,997,211)      6,867,260      (6,444,508)       1,494,290       (8,779,487)    1,618,858

 309,345,214     302,738,044   62,027,779      55,160,519      27,104,388       25,610,098       73,513,305    71,894,447
------------    ------------   -----------     -----------      -----------      -----------    -----------   -----------
$263,804,876    $309,345,214  $53,030,568     $62,027,779     $20,659,880      $27,104,388      $64,733,818   $73,513,305
============    ============   ===========     ===========      ===========      ===========    ===========   ===========

 182,467,612     193,983,301   22,233,629      24,532,895      18,468,757       19,690,211       34,754,545    38,561,067
------------    ------------   -----------     -----------      -----------      -----------    -----------   -----------
   5,319,519      22,702,037    1,240,309       1,835,739       1,330,336        2,512,209        1,540,578     2,193,477
 (31,388,946)    (34,217,726)  (4,287,513)     (4,135,005)     (3,433,681)      (3,733,663)      (5,061,749)   (5,999,999)
------------    ------------   -----------     -----------      -----------      -----------    -----------   -----------
 156,398,185     182,467,612   19,186,425      22,233,629      16,365,412       18,468,757       31,233,374    34,754,545
============    ============   ===========     ===========      ===========      ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                      SUBACCOUNTS
                                   ----------------------------------------------------------------------------------------------
                                                                     JANUS ASPEN JANUS               JANUS ASPEN OVERSEAS
                                   INVESCO V.I. CORE EQUITY FUND PORTFOLIO - INSTITUTIONAL SHARES PORTFOLIO - INSTITUTIONAL SHARES
                                   ----------------------------  -------------------------------  -------------------------------
                                    01/01/2011     01/01/2010     01/01/2011       01/01/2010      01/01/2011       01/01/2010
                                        TO             TO             TO               TO              TO               TO
                                    12/31/2011     12/31/2010     12/31/2011       12/31/2010      12/31/2011       12/31/2010
                                   ------------   ------------    ------------     -----------     ------------     ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (431,129)  $   (436,505)  $   (482,662)    $  (188,662)    $ (1,243,509)    $ (1,107,192)
  Capital gains distributions
   received.......................            0              0              0               0        1,308,043                0
  Realized gain (loss) on shares
   redeemed.......................    1,830,225        465,914       (782,889)     (1,582,081)       9,420,957        9,834,799
  Net change in unrealized gain
   (loss) on investments..........   (2,414,289)     7,470,681     (2,599,315)      9,340,871      (59,879,596)      24,341,809
                                   ------------   ------------    ------------     -----------     ------------     ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (1,015,193)     7,500,090     (3,864,866)      7,570,128      (50,394,105)      33,069,416
                                   ------------   ------------    ------------     -----------     ------------     ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      219,646        130,467        216,645         127,969          240,816          248,170
  Annuity Payments................     (529,470)      (263,157)      (212,300)       (102,429)        (340,422)        (327,997)
  Surrenders, withdrawals and
   death benefits.................   (9,924,201)   (10,734,700)    (6,198,036)     (6,473,567)     (14,935,818)     (15,813,044)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (3,003,730)    (1,940,096)    (1,829,434)       (489,299)      (4,402,807)      (5,002,136)
  Withdrawal and other
   charges........................      (48,662)       (54,251)       (34,235)        (38,459)         (51,948)         (63,073)
                                   ------------   ------------    ------------     -----------     ------------     ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (13,286,417)   (12,861,737)    (8,057,360)     (6,975,785)     (19,490,179)     (20,958,080)
                                   ------------   ------------    ------------     -----------     ------------     ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (14,301,610)    (5,361,647)   (11,922,226)        594,343      (69,884,284)      12,111,336

NET ASSETS
  Beginning of period.............  100,795,946    106,157,593     64,686,850      64,092,507      166,660,619      154,549,283
                                   ------------   ------------    ------------     -----------     ------------     ------------
  End of period................... $ 86,494,336   $100,795,946   $ 52,764,624     $64,686,850     $ 96,776,335     $166,660,619
                                   ============   ============    ============     ===========     ============     ============

  Beginning units.................   56,457,217     64,231,154     40,445,401      45,285,739       37,126,904       42,555,453
                                   ------------   ------------    ------------     -----------     ------------     ------------
  Units issued....................    1,077,054      1,483,566        979,438       1,574,553        2,604,859        2,293,196
  Units redeemed..................   (8,282,037)    (9,257,503)    (6,083,384)     (6,414,891)      (7,457,634)      (7,721,745)
                                   ------------   ------------    ------------     -----------     ------------     ------------
  Ending units....................   49,252,234     56,457,217     35,341,455      40,445,401       32,274,129       37,126,904
                                   ============   ============    ============     ===========     ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                                                          FTVIP FRANKLIN SMALL-MID CAP
MFS(R) RESEARCH SERIES - INITIAL MFS(R) GROWTH SERIES - INITIAL AMERICAN CENTURY VP VALUE     GROWTH SECURITIES
          CLASS                            CLASS                          FUND                 FUND - CLASS 2
-------------------------------  -----------------------------  ------------------------  ---------------------------
 01/01/2011       01/01/2010      01/01/2011      01/01/2010     01/01/2011   01/01/2010   01/01/2011     01/01/2010
     TO               TO              TO              TO             TO           TO           TO             TO
 12/31/2011       12/31/2010      12/31/2011      12/31/2010     12/31/2011   12/31/2010   12/31/2011     12/31/2010
  -----------     -----------     -----------     -----------   -----------  -----------   -----------   -----------
$   (99,259)     $   (84,140)    $  (670,531)    $  (716,552)   $   164,880  $   208,981  $  (405,887)   $  (377,184)
          0                0               0               0              0            0            0              0
    274,986          (17,579)        761,229        (450,836)      (472,977)    (773,562)     (54,024)      (686,301)
   (509,887)       2,554,619        (899,566)      8,389,481        169,663    3,462,698   (1,307,821)     7,421,490
  -----------     -----------     -----------     -----------   -----------  -----------   -----------   -----------

   (334,160)       2,452,900        (808,868)      7,222,093       (138,434)   2,898,117   (1,767,732)     6,358,005
  -----------     -----------     -----------     -----------   -----------  -----------   -----------   -----------

     41,784           32,401         126,270         138,742         69,825       31,333       82,938         35,733
     (3,612)         (89,622)       (125,150)       (178,215)      (122,171)     (17,148)     (80,193)       (23,700)
 (1,867,187)      (2,316,135)     (6,022,522)     (5,977,638)    (2,363,318)  (2,598,485)  (2,994,760)    (2,518,407)
   (267,535)        (167,368)     (1,867,628)       (865,273)        26,025      281,032      (58,229)       455,927
     (8,329)          (9,736)        (29,999)        (33,089)       (10,038)     (10,772)     (13,115)       (13,373)
  -----------     -----------     -----------     -----------   -----------  -----------   -----------   -----------

 (2,104,879)      (2,550,460)     (7,919,029)     (6,915,473)    (2,399,677)  (2,314,040)  (3,063,359)    (2,063,820)
  -----------     -----------     -----------     -----------   -----------  -----------   -----------   -----------

 (2,439,039)         (97,560)     (8,727,897)        306,620     (2,538,111)     584,077   (4,831,091)     4,294,185

 19,366,635       19,464,195      59,322,597      59,015,977     27,219,003   26,634,926   30,562,569     26,268,384
  -----------     -----------     -----------     -----------   -----------  -----------   -----------   -----------
$16,927,596      $19,366,635     $50,594,700     $59,322,597    $24,680,892  $27,219,003  $25,731,478    $30,562,569
  ===========     ===========     ===========     ===========   ===========  ===========   ===========   ===========

 11,770,106       13,510,884      35,471,042      40,131,884     13,741,831   15,043,347   16,565,613     17,917,739
  -----------     -----------     -----------     -----------   -----------  -----------   -----------   -----------
    399,051          527,254       1,228,934       1,232,928        885,872    1,050,171    1,733,050      1,413,513
 (1,700,788)      (2,268,032)     (5,813,922)     (5,893,770)    (2,119,007)  (2,351,687)  (3,438,852)    (2,765,639)
  -----------     -----------     -----------     -----------   -----------  -----------   -----------   -----------
 10,468,369       11,770,106      30,886,054      35,471,042     12,508,696   13,741,831   14,859,811     16,565,613
  ===========     ===========     ===========     ===========   ===========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                    SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                                                                           ALLIANCEBERNSTEIN
                                   PRUDENTIAL JENNISON 20/20                             VPS LARGE CAP GROWTH
                                        FOCUS PORTFOLIO        DAVIS VALUE PORTFOLIO       PORTFOLIO CLASS B
                                   ------------------------  ------------------------  ------------------------
                                    01/01/2011   01/01/2010   01/01/2011   01/01/2010   01/01/2011   01/01/2010
                                        TO           TO           TO           TO           TO           TO
                                    12/31/2011   12/31/2010   12/31/2011   12/31/2010   12/31/2011   12/31/2010
                                   -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (708,279) $  (754,303) $  (185,623) $   (29,219) $   (67,154) $   (57,055)
  Capital gains distributions
   received.......................           0            0    2,217,438            0            0            0
  Realized gain (loss) on shares
   redeemed.......................   1,931,010      953,018      439,402       67,153       90,011      (25,033)
  Net change in unrealized gain
   (loss) on investments..........  (4,069,821)   2,827,922   (4,192,170)   3,406,130     (292,304)     436,723
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (2,847,090)   3,026,637   (1,720,953)   3,444,064     (269,447)     354,635
                                   -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     191,582      142,358       38,707       76,633       28,894        1,080
  Annuity Payments................     (94,016)     (99,303)    (125,347)     (52,769)     (38,340)     (13,020)
  Surrenders, withdrawals and
   death benefits.................  (4,566,566)  (5,218,514)  (3,139,325)  (3,059,678)    (519,478)    (540,866)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (729,000)    (438,527)    (854,802)    (534,574)     136,912     (159,683)
  Withdrawal and other
   charges........................     (20,133)     (23,175)     (11,112)     (12,532)      (2,343)      (2,025)
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (5,218,133)  (5,637,161)  (4,091,879)  (3,582,920)    (394,355)    (714,514)
                                   -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (8,065,223)  (2,610,524)  (5,812,832)    (138,856)    (663,802)    (359,879)

NET ASSETS
  Beginning of period.............  56,224,822   58,835,346   34,078,922   34,217,778    5,195,526    5,555,405
                                   -----------  -----------  -----------  -----------  -----------  -----------
  End of period................... $48,159,599  $56,224,822  $28,266,090  $34,078,922  $ 4,531,724  $ 5,195,526
                                   ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units.................  32,077,679   35,691,676   31,082,791   34,701,087    8,340,614    9,659,067
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Units issued....................   3,740,387    3,696,040    1,074,079    2,449,155    1,368,372      984,974
  Units redeemed..................  (6,742,438)  (7,310,037)  (4,876,554)  (6,067,451)  (2,080,854)  (2,303,427)
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Ending units....................  29,075,628   32,077,679   27,280,316   31,082,791    7,628,132    8,340,614
                                   ===========  ===========  ===========  ===========  ===========  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                           SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP SMALL CAP VALUE      JANUS ASPEN JANUS      PRUDENTIAL SP PRUDENTIAL U.S.  PRUDENTIAL SP GROWTH ASSET
         PORTFOLIO             PORTFOLIO - SERVICE SHARES  EMERGING GROWTH PORTFOLIO        ALLOCATION PORTFOLIO
----------------------------   ------------------------   ----------------------------  ---------------------------
 01/01/2011      01/01/2010     01/01/2011    01/01/2010   01/01/2011     01/01/2010      01/01/2011    01/01/2010
     TO              TO             TO            TO           TO             TO              TO            TO
 12/31/2011      12/31/2010     12/31/2011    12/31/2010   12/31/2011     12/31/2010     04/29/2011**   12/31/2010
------------    ------------   -----------   -----------  ------------   ------------   -------------  ------------
$ (1,051,926)   $ (1,128,368)  $  (151,471)  $  (179,663) $ (1,454,313)  $ (1,549,390)  $  (3,867,271) $    654,508
           0               0             0             0     1,223,782              0               0             0
     552,718      (3,205,966)      458,378       291,174     4,329,371       (366,282)     21,141,795   (10,522,930)
  (4,213,004)     30,289,967    (1,136,482)    1,498,035    (2,602,784)    22,851,773      19,518,597    78,394,403
------------    ------------   -----------   -----------  ------------   ------------   -------------  ------------

  (4,712,212)     25,955,633      (829,575)    1,609,546     1,496,056     20,936,101      36,793,121    68,525,981
------------    ------------   -----------   -----------  ------------   ------------   -------------  ------------

     302,414         355,982        49,159        90,180       400,309        420,022       1,024,912     3,352,764
    (241,728)       (150,015)       (6,316)      (36,101)     (394,353)      (205,346)       (670,343)     (434,480)
 (13,989,963)    (13,076,606)   (1,964,355)   (1,578,033)  (20,212,727)   (14,341,659)    (23,840,495)  (52,962,282)
  (4,683,943)     (4,715,019)     (368,371)   (1,040,860)   (8,150,159)    52,581,810    (648,590,204)  (17,529,368)
    (326,400)       (353,864)      (39,612)      (44,777)     (425,214)      (385,059)       (550,077)   (1,753,876)
------------    ------------   -----------   -----------  ------------   ------------   -------------  ------------

 (18,939,620)    (17,939,522)   (2,329,495)   (2,609,591)  (28,782,144)    38,069,768    (672,626,207)  (69,327,242)
------------    ------------   -----------   -----------  ------------   ------------   -------------  ------------

 (23,651,832)      8,016,111    (3,159,070)   (1,000,045)  (27,286,088)    59,005,869    (635,833,086)     (801,261)

 127,032,822     119,016,711    13,998,350    14,998,395   155,289,292     96,283,423     635,833,086   636,634,347
------------    ------------   -----------   -----------  ------------   ------------   -------------  ------------
$103,380,990    $127,032,822   $10,839,280   $13,998,350  $128,003,204   $155,289,292   $           0  $635,833,086
============    ============   ===========   ===========  ============   ============   =============  ============

  72,892,210      84,746,667    13,322,774    16,117,072    84,601,871     63,067,839     314,272,056   358,633,447
------------    ------------   -----------   -----------  ------------   ------------   -------------  ------------
   3,850,151       6,052,711       456,056       536,501     4,536,583     38,261,180       2,439,986     6,810,756
 (14,682,328)    (17,907,168)   (2,760,046)   (3,330,799)  (19,511,324)   (16,727,148)   (316,712,042)  (51,172,147)
------------    ------------   -----------   -----------  ------------   ------------   -------------  ------------
  62,060,033      72,892,210    11,018,784    13,322,774    69,627,130     84,601,871               0   314,272,056
============    ============   ===========   ===========  ============   ============   =============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                   PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL  AST GOLDMAN SACHS LARGE
                                        GROWTH PORTFOLIO            VALUE PORTFOLIO           CAP VALUE PORTFOLIO
                                   -------------------------   -------------------------   -------------------------
                                    01/01/2011     01/01/2010   01/01/2011     01/01/2010   01/01/2011    01/01/2010
                                        TO             TO           TO             TO           TO            TO
                                    12/31/2011     12/31/2010   12/31/2011     12/31/2010   12/31/2011    12/31/2010
                                   ------------   -----------  ------------   -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (145,811)  $   (41,871) $    420,732   $   297,776  $   (445,262) $  (118,559)
  Capital gains distributions
   received.......................            0             0             0             0             0            0
  Realized gain (loss) on shares
   redeemed.......................   (3,058,173)   (4,150,829)   (2,654,708)   (3,527,991)   (6,037,352)    (596,158)
  Net change in unrealized gain
   (loss) on investments..........   (5,328,824)   10,456,066    (4,763,625)    7,700,471    (4,702,899)   5,785,081
                                   ------------   -----------  ------------   -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (8,532,808)    6,263,366    (6,997,601)    4,470,256   (11,185,513)   5,070,364
                                   ------------   -----------  ------------   -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      126,007       178,434       172,141       175,580    49,003,657   30,143,475
  Annuity Payments................      (85,864)       (4,259)      (74,526)      (48,914)         (779)           0
  Surrenders, withdrawals and
   death benefits.................   (6,518,118)   (5,596,598)   (6,437,172)   (6,388,274)   (1,313,896)    (851,876)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (1,737,718)   (1,824,976)   (1,225,425)   (1,374,888)  (10,280,925)   4,798,177
  Withdrawal and other
   charges........................     (138,151)     (150,016)     (149,951)     (164,731)     (462,473)    (179,663)
                                   ------------   -----------  ------------   -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (8,353,844)   (7,397,415)   (7,714,933)   (7,801,227)   36,945,584   33,910,113
                                   ------------   -----------  ------------   -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (16,886,652)   (1,134,049)  (14,712,534)   (3,330,971)   25,760,071   38,980,477

NET ASSETS
  Beginning of period.............   58,478,231    59,612,280    54,613,068    57,944,039    60,571,505   21,591,028
                                   ------------   -----------  ------------   -----------  ------------  -----------
  End of period................... $ 41,591,579   $58,478,231  $ 39,900,534   $54,613,068  $ 86,331,576  $60,571,505
                                   ============   ===========  ============   ===========  ============  ===========

  Beginning units.................   41,903,584    48,242,481    35,175,295    41,016,095     6,153,488    2,659,507
                                   ------------   -----------  ------------   -----------  ------------  -----------
  Units issued....................    2,686,430     3,331,195     3,035,572     2,675,236    12,237,351    4,957,220
  Units redeemed..................   (9,358,156)   (9,670,092)   (8,264,671)   (8,516,036)   (8,935,913)  (1,463,239)
                                   ------------   -----------  ------------   -----------  ------------  -----------
  Ending units....................   35,231,858    41,903,584    29,946,196    35,175,295     9,454,926    6,153,488
                                   ============   ===========  ============   ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
  AST AMERICAN CENTURY      AST SCHRODERS MULTI-ASSET WORLD AST COHEN & STEERS REALTY   AST J.P. MORGAN STRATEGIC
INCOME & GROWTH PORTFOLIO        STRATEGIES PORTFOLIO               PORTFOLIO            OPPORTUNITIES PORTFOLIO
------------------------    ------------------------------  -------------------------  --------------------------
 01/01/2011     01/01/2010    01/01/2011      01/01/2010     01/01/2011    01/01/2010   01/01/2011    01/01/2010
     TO             TO            TO              TO             TO            TO           TO            TO
 12/31/2011     12/31/2010    12/31/2011      12/31/2010     12/31/2011    12/31/2010   12/31/2011    12/31/2010
-----------    -----------  --------------  --------------  ------------  -----------  ------------  ------------
$  (416,971)   $  (134,681) $   (1,765,289) $   (6,096,495) $   (837,150) $  (118,739) $ (6,092,913) $ (5,004,664)
          0              0      13,873,907               0             0            0             0             0
 (1,401,039)       (32,679)    (31,440,539)      1,123,369    (4,779,918)  (1,730,120)    3,191,430     2,465,389
   (851,129)     4,135,949    (110,292,703)     82,400,245     1,709,260    9,187,784   (22,030,615)   29,522,333
-----------    -----------  --------------  --------------  ------------  -----------  ------------  ------------

 (2,669,139)     3,968,589    (129,624,624)     77,427,119    (3,907,808)   7,338,925   (24,932,098)   26,983,058
-----------    -----------  --------------  --------------  ------------  -----------  ------------  ------------

 35,975,232     23,231,353     833,336,340     764,641,185    47,760,383   29,669,042   339,325,910   278,743,825
       (284)       (15,026)        (70,651)              0       (49,051)      (4,849)      (11,753)            0
 (2,005,800)      (756,220)    (19,083,412)     (6,538,700)   (2,374,621)  (1,204,542)  (17,302,354)   (8,950,096)
 (3,283,831)     5,908,505    (383,306,958)    113,483,224   (16,633,773)  10,059,196   (92,765,162)   32,231,222
   (392,383)      (127,746)    (10,985,821)     (3,795,343)     (537,800)    (155,585)   (4,962,430)   (2,217,075)
-----------    -----------  --------------  --------------  ------------  -----------  ------------  ------------

 30,292,934     28,240,866     419,889,498     867,790,366    28,165,138   38,363,262   224,284,211   299,807,876
-----------    -----------  --------------  --------------  ------------  -----------  ------------  ------------

 27,623,795     32,209,455     290,264,874     945,217,485    24,257,330   45,702,187   199,352,113   326,790,934

 46,364,504     14,155,049   1,162,964,206     217,746,721    62,985,346   17,283,159   609,347,362   282,556,428
-----------    -----------  --------------  --------------  ------------  -----------  ------------  ------------
$73,988,299    $46,364,504  $1,453,229,080  $1,162,964,206  $ 87,242,676  $62,985,346  $808,699,475  $609,347,362
===========    ===========  ==============  ==============  ============  ===========  ============  ============

  4,546,974      1,691,133     107,549,779      22,056,563     5,413,486    1,873,063    56,172,490    26,845,430
-----------    -----------  --------------  --------------  ------------  -----------  ------------  ------------
  9,203,882      3,962,290     161,763,835     102,644,784    11,121,959    4,955,772    64,235,420    38,783,189
 (6,781,269)    (1,106,449)   (127,715,243)    (17,151,568)   (9,426,417)  (1,415,349)  (44,169,143)   (9,456,129)
-----------    -----------  --------------  --------------  ------------  -----------  ------------  ------------
  6,969,587      4,546,974     141,598,371     107,549,779     7,109,028    5,413,486    76,238,767    56,172,490
===========    ===========  ==============  ==============  ============  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                         AST BLACKROCK          AST NEUBERGER BERMAN
                                        VALUE PORTFOLIO      SMALL-CAP GROWTH PORTFOLIO  AST HIGH YIELD PORTFOLIO
                                   ------------------------  -------------------------  -------------------------
                                    01/01/2011   01/01/2010   01/01/2011    01/01/2010   01/01/2011    01/01/2010
                                        TO           TO           TO            TO           TO            TO
                                    12/31/2011   12/31/2010  04/29/2011**   12/31/2010   12/31/2011    12/31/2010
                                   -----------  -----------  ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (367,056) $   (40,357) $   (184,427) $  (206,624) $  4,911,060  $   756,195
  Capital gains distributions
   received.......................           0            0             0            0             0            0
  Realized gain (loss) on shares
   redeemed.......................  (4,626,800)  (1,031,220)    7,630,577      141,055    (1,792,319)     598,082
  Net change in unrealized gain
   (loss) on investments..........    (314,958)   2,970,299    (3,488,762)   3,462,462    (3,142,457)   2,566,798
                                   -----------  -----------  ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (5,308,814)   1,898,722     3,957,388    3,396,893       (23,716)   3,921,075
                                   -----------  -----------  ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  32,200,500    7,432,184     9,586,670   13,100,972    48,033,624   39,410,195
  Annuity Payments................           0            0             0            0        (3,884)      (3,842)
  Surrenders, withdrawals and
   death benefits.................  (1,617,819)    (768,188)     (293,804)    (355,752)   (3,038,293)  (1,576,859)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   7,686,589      236,174   (38,432,214)   1,806,431    (6,866,588)   8,483,197
  Withdrawal and other
   charges........................    (213,944)     (68,640)      (72,333)     (66,915)     (562,777)    (183,313)
                                   -----------  -----------  ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  38,055,326    6,831,530   (29,211,681)  14,484,736    37,562,082   46,129,378
                                   -----------  -----------  ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  32,746,512    8,730,252   (25,254,293)  17,881,629    37,538,366   50,050,453

NET ASSETS
  Beginning of period.............  21,392,391   12,662,139    25,254,293    7,372,664    69,556,980   19,506,527
                                   -----------  -----------  ------------  -----------  ------------  -----------
  End of period................... $54,138,903  $21,392,391  $          0  $25,254,293  $107,095,346  $69,556,980
                                   ===========  ===========  ============  ===========  ============  ===========

  Beginning units.................   2,188,804    1,482,708     2,395,675      914,600     6,242,860    1,857,604
                                   -----------  -----------  ------------  -----------  ------------  -----------
  Units issued....................   8,998,032    1,685,223     1,552,863    2,216,343    12,647,564    6,675,943
  Units redeemed..................  (5,733,214)    (979,127)   (3,948,538)    (735,268)   (9,288,745)  (2,290,687)
                                   -----------  -----------  ------------  -----------  ------------  -----------
  Ending units....................   5,453,622    2,188,804             0    2,395,675     9,601,679    6,242,860
                                   ===========  ===========  ============  ===========  ============  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                         SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 AST FEDERATED AGGRESSIVE                                                                  AST GOLDMAN SACHS
     GROWTH PORTFOLIO        AST MID-CAP VALUE PORTFOLIO AST SMALL-CAP VALUE PORTFOLIO CONCENTRATED GROWTH PORTFOLIO
-------------------------    --------------------------  ----------------------------  ----------------------------
 01/01/2011      01/01/2010   01/01/2011    01/01/2010    01/01/2011     01/01/2010     01/01/2011      01/01/2010
     TO              TO           TO            TO            TO             TO             TO              TO
 12/31/2011      12/31/2010   12/31/2011    12/31/2010    12/31/2011     12/31/2010     12/31/2011      12/31/2010
------------    -----------  -----------   -----------    -----------    -----------    ------------   -----------
$   (818,255)   $  (317,239) $  (436,346)  $  (180,871)  $  (526,670)   $  (323,545)   $ (1,018,944)   $  (639,108)
           0              0            0             0             0              0               0              0
  (9,712,881)        39,936   (2,291,849)      256,047    (2,091,081)      (183,616)         55,282      1,552,953
  (9,395,968)     6,640,238   (3,243,340)    3,738,145    (4,159,165)     6,894,486      (6,320,145)     3,696,339
------------    -----------  -----------   -----------    -----------    -----------    ------------   -----------

 (19,927,104)     6,362,935   (5,971,535)    3,813,321    (6,776,916)     6,387,325      (7,283,807)     4,610,184
------------    -----------  -----------   -----------    -----------    -----------    ------------   -----------

  27,072,834     16,975,746   24,456,906    15,455,686    20,327,321     14,903,922      25,612,257     27,623,878
      (5,390)        (3,646)     (18,251)            0       (17,562)             0            (996)        (3,116)
  (1,573,726)      (694,464)    (914,772)     (458,999)   (1,908,424)    (1,070,190)     (2,041,859)    (1,217,823)
  13,796,160      5,498,653   (8,514,304)    3,687,327    (7,870,116)     4,049,797     (20,337,365)        59,235
    (417,988)      (103,918)    (260,582)      (79,643)     (251,714)      (110,463)       (449,837)      (233,662)
------------    -----------  -----------   -----------    -----------    -----------    ------------   -----------

  38,871,890     21,672,371   14,748,997    18,604,371    10,279,505     17,773,066       2,782,200     26,228,512
------------    -----------  -----------   -----------    -----------    -----------    ------------   -----------

  18,944,786     28,035,306    8,777,462    22,417,692     3,502,589     24,160,391      (4,501,607)    30,838,696

  40,832,021     12,796,715   30,901,472     8,483,780    41,902,648     17,742,257      63,049,843     32,211,147
------------    -----------  -----------   -----------    -----------    -----------    ------------   -----------
$ 59,776,807    $40,832,021  $39,678,934   $30,901,472   $45,405,237    $41,902,648    $ 58,548,236    $63,049,843
============    ===========  ===========   ===========    ===========    ===========    ============   ===========

   3,502,874      1,490,014    2,712,491       919,017     3,661,163      1,917,300       5,726,803      3,085,083
------------    -----------  -----------   -----------    -----------    -----------    ------------   -----------
  11,939,382      3,275,238    5,971,358     2,451,782     5,647,150      3,070,549       6,917,515      5,221,149
  (9,517,606)    (1,262,378)  (5,029,041)     (658,308)   (5,017,122)    (1,326,686)     (6,983,545)    (2,579,429)
------------    -----------  -----------   -----------    -----------    -----------    ------------   -----------
   5,924,650      3,502,874    3,654,808     2,712,491     4,291,191      3,661,163       5,660,773      5,726,803
============    ===========  ===========   ===========    ===========    ===========    ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                   AST GOLDMAN SACHS MID-CAP     AST LARGE-CAP VALUE        AST LORD ABBETT CORE
                                        GROWTH PORTFOLIO              PORTFOLIO            FIXED INCOME PORTFOLIO
                                   -------------------------  -------------------------  -------------------------
                                    01/01/2011    01/01/2010   01/01/2011    01/01/2010   01/01/2011    01/01/2010
                                        TO            TO           TO            TO           TO            TO
                                    12/31/2011    12/31/2010   12/31/2011    12/31/2010   12/31/2011    12/31/2010
                                   ------------  -----------  ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,775,403) $  (806,279) $   (286,744) $  (386,410) $   (437,361) $ 1,224,819
  Capital gains distributions
   received.......................    6,085,586            0             0            0             0            0
  Realized gain (loss) on shares
   redeemed.......................   (7,118,478)   1,491,196    (4,568,054)  (3,494,439)    2,223,162      329,933
  Net change in unrealized gain
   (loss) on investments..........  (10,861,651)   9,438,906      (819,842)  11,241,128     5,151,208    2,045,135
                                   ------------  -----------  ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (13,669,946)  10,123,823    (5,674,640)   7,360,279     6,937,009    3,599,887
                                   ------------  -----------  ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   52,176,656   46,971,408    38,959,343   14,412,984   117,462,662   23,322,629
  Annuity Payments................      (13,140)           0       (86,993)     (14,542)       (4,121)      (3,318)
  Surrenders, withdrawals and
   death benefits.................   (2,443,845)  (1,200,568)   (6,367,567)  (5,642,751)   (5,038,422)  (2,894,558)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (30,926,137)   2,205,923     4,925,802      871,150    76,255,647    5,089,903
  Withdrawal and other
   charges........................     (684,007)    (278,411)     (321,405)    (206,520)     (473,044)    (132,158)
                                   ------------  -----------  ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   18,109,527   47,698,352    37,109,180    9,420,321   188,202,722   25,382,498
                                   ------------  -----------  ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    4,439,581   57,822,175    31,434,540   16,780,600   195,139,731   28,982,385

NET ASSETS
  Beginning of period.............   88,580,837   30,758,662    73,770,993   56,990,393    50,715,133   21,732,748
                                   ------------  -----------  ------------  -----------  ------------  -----------
  End of period................... $ 93,020,418  $88,580,837  $105,205,533  $73,770,993  $245,854,864  $50,715,133
                                   ============  ===========  ============  ===========  ============  ===========

  Beginning units.................    7,399,862    2,817,570     8,210,451    7,330,647     4,379,205    1,958,401
                                   ------------  -----------  ------------  -----------  ------------  -----------
  Units issued....................   12,869,263    7,075,748     8,900,083    2,772,012    25,844,630    3,847,437
  Units redeemed..................  (11,993,385)  (2,493,456)   (5,094,092)  (1,892,208)   (9,311,794)  (1,426,633)
                                   ------------  -----------  ------------  -----------  ------------  -----------
  Ending units....................    8,275,740    7,399,862    12,016,442    8,210,451    20,912,041    4,379,205
                                   ============  ===========  ============  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                         SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH                             AST NEUBERGER BERMAN MID-CAP  AST NEUBERGER BERMAN/LSV
        PORTFOLIO            AST MFS GROWTH PORTFOLIO       GROWTH PORTFOLIO         MID-CAP VALUE PORTFOLIO
-------------------------    ------------------------  ---------------------------  -------------------------
 01/01/2011      01/01/2010   01/01/2011   01/01/2010   01/01/2011     01/01/2010    01/01/2011    01/01/2010
     TO              TO           TO           TO           TO             TO            TO            TO
 12/31/2011      12/31/2010   12/31/2011   12/31/2010   12/31/2011     12/31/2010    12/31/2011    12/31/2010
------------    -----------  -----------  -----------  ------------   -----------   ------------  -----------
$ (1,661,802)   $  (663,419) $  (415,225) $  (218,408) $ (1,538,448)  $  (530,649)  $   (683,195) $  (264,614)
           0              0            0            0             0             0              0            0
  (1,571,416)      (863,107)     (92,841)      51,437       (16,785)      571,644     (5,513,425)    (640,332)
  (6,299,604)    14,435,435   (1,865,905)   2,479,275    (5,915,307)    9,292,173     (6,465,566)  10,590,682
------------    -----------  -----------  -----------  ------------   -----------   ------------  -----------

  (9,532,822)    12,908,909   (2,373,971)   2,312,304    (7,470,540)    9,333,168    (12,662,186)   9,685,736
------------    -----------  -----------  -----------  ------------   -----------   ------------  -----------

  57,454,010     36,349,073   14,742,856   11,455,971    62,217,195    27,278,317     46,536,831   36,110,174
     (19,408)        (8,960)           0            0          (990)      (14,838)        (6,057)           0

  (5,371,138)    (3,975,655)  (1,117,920)    (468,820)   (2,061,611)     (993,539)    (2,647,594)  (1,526,927)

 (23,306,496)     4,184,659   (5,342,908)   5,049,503   (15,981,311)    8,387,721    (22,194,283)   7,726,488
    (672,685)      (262,992)    (212,546)     (81,643)     (539,513)     (154,789)      (608,799)    (232,004)
------------    -----------  -----------  -----------  ------------   -----------   ------------  -----------

  28,084,283     36,286,125    8,069,482   15,955,011    43,633,770    34,502,872     21,080,098   42,077,731
------------    -----------  -----------  -----------  ------------   -----------   ------------  -----------

  18,551,461     49,195,034    5,695,511   18,267,315    36,163,230    43,836,040      8,417,912   51,763,467

  99,289,364     50,094,330   27,605,037    9,337,722    64,481,500    20,645,460     78,392,118   26,628,651
------------    -----------  -----------  -----------  ------------   -----------   ------------  -----------
$117,840,825    $99,289,364  $33,300,548  $27,605,037  $100,644,730   $64,481,500   $ 86,810,030  $78,392,118
============    ===========  ===========  ===========  ============   ===========   ============  ===========

   9,228,317      5,648,986    2,603,376      986,236     5,335,094     2,096,148      7,173,550    3,024,362
------------    -----------  -----------  -----------  ------------   -----------   ------------  -----------
  13,485,414      6,182,159    4,051,956    2,284,624    13,577,914     4,670,481     12,333,462    6,733,936
 (11,531,539)    (2,602,828)  (3,437,135)    (667,484)  (10,298,568)   (1,431,535)   (11,320,490)  (2,584,748)
------------    -----------  -----------  -----------  ------------   -----------   ------------  -----------
  11,182,192      9,228,317    3,218,197    2,603,376     8,614,440     5,335,094      8,186,522    7,173,550
============    ===========  ===========  ===========  ============   ===========   ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                   AST PIMCO LIMITED MATURITY  AST T. ROWE PRICE EQUITY   AST QMA US EQUITY ALPHA
                                         BOND PORTFOLIO            INCOME PORTFOLIO              PORTFOLIO
                                   --------------------------  ------------------------  ------------------------
                                    01/01/2011    01/01/2010    01/01/2011   01/01/2010   01/01/2011   01/01/2010
                                        TO            TO            TO           TO           TO           TO
                                    12/31/2011    12/31/2010    12/31/2011   12/31/2010   12/31/2011   12/31/2010
                                   ------------  ------------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,069,129) $    500,499  $  (258,075) $  (124,816) $  (239,155) $  (122,219)
  Capital gains distributions
   received.......................    2,107,308       100,551            0            0            0            0
  Realized gain (loss) on shares
   redeemed.......................     (430,496)     (284,311)  (2,322,679)    (513,232)    (734,646)    (177,948)
  Net change in unrealized gain
   (loss) on investments..........      (43,486)      881,807   (2,157,358)   4,388,991     (318,308)   2,182,015
                                   ------------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................      564,197     1,198,546   (4,738,112)   3,750,943   (1,292,109)   1,881,848
                                   ------------  ------------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   63,799,009    49,213,544   26,011,071   21,984,660   12,314,263    8,410,772
  Annuity Payments................      (31,083)      (34,271)           0            0         (850)           0
  Surrenders, withdrawals and
   death benefits.................  (10,828,361)   (6,080,815)  (1,054,509)    (694,568)    (974,519)    (411,747)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    8,341,377    10,642,736   (9,633,674)   2,253,303   (1,060,622)   1,493,264
  Withdrawal and other
   charges........................     (662,038)     (292,548)    (329,735)    (157,685)    (147,478)     (50,175)
                                   ------------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   60,618,904    53,448,646   14,993,153   23,385,710   10,130,794    9,442,114
                                   ------------  ------------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   61,183,101    54,647,192   10,255,041   27,136,653    8,838,685   11,323,962

NET ASSETS
  Beginning of period.............  102,959,497    48,312,305   43,678,448   16,541,795   19,153,680    7,829,718
                                   ------------  ------------  -----------  -----------  -----------  -----------
  End of period................... $164,142,598  $102,959,497  $53,933,489  $43,678,448  $27,992,365  $19,153,680
                                   ============  ============  ===========  ===========  ===========  ===========

  Beginning units.................    9,358,496     4,167,693    4,615,182    2,161,472    1,934,062      983,307
                                   ------------  ------------  -----------  -----------  -----------  -----------
  Units issued....................   15,646,583     8,747,168    6,741,661    4,312,924    3,425,804    1,483,986
  Units redeemed..................   (9,648,441)   (3,556,365)  (5,563,409)  (1,859,214)  (2,671,702)    (533,231)
                                   ------------  ------------  -----------  -----------  -----------  -----------
  Ending units....................   15,356,638     9,358,496    5,793,434    4,615,182    2,688,164    1,934,062
                                   ============  ============  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE NATURAL        AST T. ROWE PRICE ASSET       AST MFS GLOBAL EQUITY    AST JPMORGAN INTERNATIONAL
    RESOURCES PORTFOLIO            ALLOCATION PORTFOLIO               PORTFOLIO               EQUITY PORTFOLIO
--------------------------    ------------------------------  -------------------------  -------------------------
 01/01/2011      01/01/2010     01/01/2011      01/01/2010     01/01/2011    01/01/2010   01/01/2011    01/01/2010
     TO              TO             TO              TO             TO            TO           TO            TO
 12/31/2011      12/31/2010     12/31/2011      12/31/2010     12/31/2011    12/31/2010   12/31/2011    12/31/2010
------------    ------------  --------------  --------------  ------------  -----------  ------------  -----------
$ (2,933,854)   $ (1,727,306) $  (12,239,134) $   (7,039,787) $ (1,008,835) $  (426,241) $   (278,386) $  (345,855)
           0               0               0               0             0            0             0            0
 (21,424,084)     (8,068,734)    (23,561,430)      4,334,623    (3,065,557)    (637,063)   (8,244,379)  (1,080,192)
 (42,683,044)     43,192,200     (45,536,830)    106,443,753    (6,204,187)   6,859,834   (11,089,319)   6,733,835
------------    ------------  --------------  --------------  ------------  -----------  ------------  -----------

 (67,040,982)     33,396,160     (81,337,394)    103,738,589   (10,278,579)   5,796,530   (19,612,084)   5,307,788
------------    ------------  --------------  --------------  ------------  -----------  ------------  -----------

 125,329,516      81,759,033   1,366,449,922     960,125,293    48,630,665   38,254,873    46,028,814   45,271,111
     (73,128)       (117,544)       (324,528)         (6,658)      (28,507)      (3,431)            0            0
  (9,583,248)     (7,510,721)    (36,288,762)    (12,801,562)   (1,927,519)    (918,731)   (2,276,672)  (1,505,812)
 (63,438,016)     19,049,551    (342,122,960)    113,675,040   (15,603,046)   6,157,444   (23,340,361)   5,651,681
  (1,562,649)       (658,679)    (14,390,187)     (4,985,770)     (579,797)    (199,562)     (696,995)    (307,260)
------------    ------------  --------------  --------------  ------------  -----------  ------------  -----------

  50,672,475      92,521,640     973,323,485   1,056,006,343    30,491,796   43,290,593    19,714,786   49,109,720
------------    ------------  --------------  --------------  ------------  -----------  ------------  -----------

 (16,368,507)    125,917,800     891,986,091   1,159,744,932    20,213,217   49,087,123       102,702   54,417,508

 237,117,710     111,199,910   1,581,659,296     421,914,364    67,367,886   18,280,763    90,494,799   36,077,291
------------    ------------  --------------  --------------  ------------  -----------  ------------  -----------
$220,749,203    $237,117,710  $2,473,645,387  $1,581,659,296  $ 87,581,103  $67,367,886  $ 90,597,501  $90,494,799
============    ============  ==============  ==============  ============  ===========  ============  ===========

  18,819,743       9,564,384     146,125,937      42,023,411     6,014,635    1,712,519     8,841,943    3,787,595
------------    ------------  --------------  --------------  ------------  -----------  ------------  -----------
  32,314,613      15,994,557     245,354,653     124,785,390    11,677,053    5,796,557    13,180,716    7,949,201
 (29,553,370)     (6,739,198)   (162,379,154)    (20,682,864)   (9,403,285)  (1,494,441)  (12,237,949)  (2,894,853)
------------    ------------  --------------  --------------  ------------  -----------  ------------  -----------
  21,580,986      18,819,743     229,101,436     146,125,937     8,288,403    6,014,635     9,784,710    8,841,943
============    ============  ==============  ==============  ============  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                      SUBACCOUNTS
                                 -------------------------------------------------------------------------------------
                                  AST T. ROWE PRICE GLOBAL   AST WELLINGTON MANAGEMENT     AST CAPITAL GROWTH ASSET
                                       BOND PORTFOLIO         HEDGED EQUITY PORTFOLIO        ALLOCATION PORTFOLIO
                                 -------------------------  --------------------------  ------------------------------
                                  01/01/2011    01/01/2010   01/01/2011    01/01/2010     01/01/2011      01/01/2010
                                      TO            TO           TO            TO             TO              TO
                                  12/31/2011    12/31/2010   12/31/2011    12/31/2010     12/31/2011      12/31/2010
                                 ------------  -----------  ------------  ------------  --------------  --------------
OPERATIONS
 Net investment income
  (loss)........................ $    801,976  $   334,647  $ (2,596,113) $ (1,676,236) $  (42,019,186) $  (17,292,134)
 Capital gains distributions
  received......................      669,467      194,654             0             0               0               0
 Realized gain (loss) on shares
  redeemed......................      353,711     (513,846)   (1,567,286)     (695,081)    (16,206,064)     (3,821,726)
 Net change in unrealized gain
  (loss) on investments.........     (362,314)   1,488,631    (8,905,749)   19,494,071    (207,253,142)    280,116,164
                                 ------------  -----------  ------------  ------------  --------------  --------------

NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS....................    1,462,840    1,504,086   (13,069,148)   17,122,754    (265,478,392)    259,002,304
                                 ------------  -----------  ------------  ------------  --------------  --------------

CONTRACT OWNER
  TRANSACTIONS
 Contract owner net
  payments......................   51,141,725   37,742,204   122,860,736     6,538,798   1,024,782,927   1,134,507,274
 Annuity Payments...............     (100,113)      (4,616)     (291,402)      (28,721)        (34,614)        (48,067)
 Surrenders, withdrawals and
  death benefits................   (3,211,076)  (2,071,133)  (11,080,745)   (9,528,323)    (77,251,951)    (50,543,240)
 Net transfers between other
  subaccounts or fixed rate
  option........................   (5,680,313)   3,342,661    16,310,286    (3,610,461)   (870,888,167)     96,224,309
 Withdrawal and other
  charges.......................     (556,889)    (186,846)     (672,530)     (569,984)    (18,936,710)    (10,012,672)
                                 ------------  -----------  ------------  ------------  --------------  --------------

NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  CONTRACT OWNER
  TRANSACTIONS..................   41,593,334   38,822,270   127,126,345    (7,198,691)     57,671,485   1,170,127,604
                                 ------------  -----------  ------------  ------------  --------------  --------------

TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS........................   43,056,174   40,326,356   114,057,197     9,924,063    (207,806,907)  1,429,129,908

NET ASSETS
 Beginning of period............   70,482,611   30,156,255   151,898,334   141,974,271   3,101,702,125   1,672,572,217
                                 ------------  -----------  ------------  ------------  --------------  --------------
 End of period.................. $113,538,785  $70,482,611  $265,955,531  $151,898,334  $2,893,895,218  $3,101,702,125
                                 ============  ===========  ============  ============  ==============  ==============

 Beginning units................    6,414,856    2,630,885    15,550,715    16,368,619     297,588,583     182,178,728
                                 ------------  -----------  ------------  ------------  --------------  --------------
 Units issued...................   12,203,682    5,756,173    26,361,479     3,206,431     249,637,970     197,056,548
 Units redeemed.................   (8,192,865)  (1,972,202)  (12,496,303)   (4,024,335)   (259,237,713)    (81,646,693)
                                 ------------  -----------  ------------  ------------  --------------  --------------
 Ending units...................   10,425,673    6,414,856    29,415,891    15,550,715     287,988,840     297,588,583
                                 ============  ===========  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
 AST ACADEMIC STRATEGIES ASSET     AST BALANCED ASSET ALLOCATION      AST PRESERVATION ASSET      AST FIRST TRUST BALANCED TARGET
     ALLOCATION PORTFOLIO                    PORTFOLIO                 ALLOCATION PORTFOLIO                  PORTFOLIO
------------------------------    ------------------------------  ------------------------------  ------------------------------
  01/01/2011        01/01/2010      01/01/2011      01/01/2010      01/01/2011      01/01/2010      01/01/2011      01/01/2010
      TO                TO              TO              TO              TO              TO              TO              TO
  12/31/2011        12/31/2010      12/31/2011      12/31/2010      12/31/2011      12/31/2010      12/31/2011      12/31/2010
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
$  (33,379,568)   $  (16,804,080) $  (39,196,878) $  (22,594,249) $  (21,174,511) $   (7,125,182) $      339,012  $   (1,964,543)
             0                 0               0               0               0               0               0               0
   (21,159,293)       (3,273,089)     28,966,827      15,668,623      27,118,606      13,144,293     (23,367,311)      1,519,426
  (155,056,758)      207,238,250    (179,039,480)    276,659,761     (41,348,326)    137,638,945     (65,186,924)     82,435,956
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

  (209,595,619)      187,161,081    (189,269,531)    269,734,135     (35,404,231)    143,658,056     (88,215,223)     81,990,839
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

 1,060,310,000     1,012,386,393   1,120,558,937   1,158,246,684     913,541,256     889,173,216     715,533,090     558,240,620
       (54,777)          (50,158)     (1,652,150)     (1,191,070)     (1,304,838)     (1,012,294)           (357)              0
   (75,450,434)      (53,522,398)   (167,162,173)   (130,696,229)   (132,466,652)    (99,177,670)    (27,306,788)    (13,636,165)
  (571,845,510)      125,342,254    (516,151,435)    118,993,299     (72,746,815)     75,408,953    (253,929,536)     59,532,530
   (16,585,901)       (7,372,183)    (20,900,183)    (11,619,089)    (14,013,495)     (7,020,160)     (8,040,472)     (3,106,468)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
   396,373,378     1,076,783,908     414,692,996   1,133,733,595     693,009,456     857,372,045     426,255,937     601,030,517
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

   186,777,759     1,263,944,989     225,423,465   1,403,467,730     657,605,225   1,001,030,101     338,040,714     683,021,356

 2,538,982,454     1,275,037,465   3,322,649,778   1,919,182,048   2,211,567,468   1,210,537,367   1,008,798,895     325,777,539
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
$2,725,760,213    $2,538,982,454  $3,548,073,243  $3,322,649,778  $2,869,172,693  $2,211,567,468  $1,346,839,609  $1,008,798,895
==============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

   241,208,278       135,487,612     308,411,300     196,484,156     199,628,107     115,717,040      95,850,727      37,024,284
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
   217,981,554       145,578,743     235,969,405     166,493,716     161,870,456     116,132,851     132,561,079      73,705,639
  (190,167,898)      (39,858,077)   (204,798,556)    (54,566,572)    (97,108,210)    (32,221,784)    (98,362,400)    (14,879,196)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
   269,021,934       241,208,278     339,582,149     308,411,300     264,390,353     199,628,107     130,049,406      95,850,727
==============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                           SUBACCOUNTS
                                   ------------------------------------------------------------------------------------------
                                       AST FIRST TRUST CAPITAL                                          AST T. ROWE PRICE
                                         APPRECIATION TARGET           AST ADVANCED STRATEGIES          LARGE-CAP GROWTH
                                              PORTFOLIO                       PORTFOLIO                     PORTFOLIO
                                   ------------------------------  ------------------------------  --------------------------
                                     01/01/2011      01/01/2010      01/01/2011      01/01/2010     01/01/2011    01/01/2010
                                         TO              TO              TO              TO             TO            TO
                                     12/31/2011      12/31/2010      12/31/2011      12/31/2010     12/31/2011    12/31/2010
                                   --------------  --------------  --------------  --------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (8,954,803) $   (6,629,686) $  (13,398,739) $   (6,818,107) $ (3,091,621) $ (1,532,065)
  Capital gains distributions
   received.......................              0               0               0               0             0             0
  Realized gain (loss) on shares
   redeemed.......................    (60,826,394)        (54,691)    (18,773,736)      6,033,951    (1,308,224)    1,286,756
  Net change in unrealized gain
   (loss) on investments..........   (165,228,575)    154,800,544     (76,239,653)    112,222,331   (13,857,020)   17,175,619
                                   --------------  --------------  --------------  --------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (235,009,772)    148,116,167    (108,412,128)    111,438,175   (18,256,865)   16,930,310
                                   --------------  --------------  --------------  --------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    959,511,469     693,837,514   1,173,196,706     801,621,593    84,639,943    66,740,548
  Annuity Payments................           (334)       (199,015)         (3,071)        (94,085)      (30,734)      (10,141)
  Surrenders, withdrawals and
   death benefits.................    (27,930,901)    (14,284,170)    (36,064,453)    (15,477,683)   (7,268,529)   (5,449,068)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (580,355,383)     74,477,940    (437,156,233)    100,597,532   (36,874,340)    7,587,667
  Withdrawal and other
   charges........................    (11,020,522)     (4,615,340)    (12,395,922)     (4,375,538)   (1,134,842)     (469,648)
                                   --------------  --------------  --------------  --------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    340,204,329     749,216,929     687,577,027     882,271,819    39,331,498    68,399,358
                                   --------------  --------------  --------------  --------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    105,194,557     897,333,096     579,164,899     993,709,994    21,074,633    85,329,668

NET ASSETS
  Beginning of period.............  1,380,684,150     483,351,054   1,496,354,738     502,644,744   152,421,906    67,092,238
                                   --------------  --------------  --------------  --------------  ------------  ------------
  End of period................... $1,485,878,707  $1,380,684,150  $2,075,519,637  $1,496,354,738  $173,496,539  $152,421,906
                                   ==============  ==============  ==============  ==============  ============  ============

  Beginning units.................    131,381,152      58,997,833     137,362,458      51,794,376    13,776,574     6,994,431
                                   --------------  --------------  --------------  --------------  ------------  ------------
  Units issued....................    198,371,369     110,728,897     211,387,522     108,936,661    21,040,767    10,988,988
  Units redeemed..................   (180,909,161)    (38,345,578)   (155,086,928)    (23,368,579)  (18,627,792)   (4,206,845)
                                   --------------  --------------  --------------  --------------  ------------  ------------
  Ending units....................    148,843,360     131,381,152     193,663,052     137,362,458    16,189,549    13,776,574
                                   ==============  ==============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
      AST MONEY MARKET           AST SMALL-CAP GROWTH        AST PIMCO TOTAL RETURN       AST INTERNATIONAL VALUE
         PORTFOLIO                     PORTFOLIO                 BOND PORTFOLIO                  PORTFOLIO
---------------------------    ------------------------  ------------------------------  -------------------------
  01/01/2011      01/01/2010    01/01/2011   01/01/2010    01/01/2011      01/01/2010     01/01/2011    01/01/2010
      TO              TO            TO           TO            TO              TO             TO            TO
  12/31/2011      12/31/2010    12/31/2011   12/31/2010    12/31/2011      12/31/2010     12/31/2011    12/31/2010
-------------    ------------  -----------  -----------  --------------  --------------  ------------  -----------
$  (2,987,329)   $ (1,555,369) $(1,571,296) $  (589,824) $    2,474,087  $     (638,399) $    (79,967) $  (193,294)
            0               0            0            0      51,974,246      12,039,158             0            0
            0               0     (451,960)     589,430      (8,804,208)      4,406,098    (4,951,198)    (637,350)
            0               0   (6,987,997)  14,065,972     (23,889,764)     17,632,983    (5,888,431)   3,619,814
-------------    ------------  -----------  -----------  --------------  --------------  ------------  -----------

   (2,987,329)     (1,555,369)  (9,011,253)  14,065,578      21,754,361      33,439,840   (10,919,596)   2,789,170
-------------    ------------  -----------  -----------  --------------  --------------  ------------  -----------

  132,143,564     128,089,748   45,239,082   20,868,909     597,815,509     609,450,840    26,442,789   22,859,103
            0         (47,312)           0      (39,543)     (1,186,972)       (349,536)            0            0
 (175,207,370)    (85,621,655)  (5,021,210)  (2,956,449)    (74,088,986)    (59,322,567)     (822,124)    (335,723)
  154,512,075      16,169,330   (9,704,905)   6,659,694    (249,761,461)    111,560,017   (10,220,283)   2,172,881
     (895,077)       (428,047)    (489,227)    (173,977)     (8,492,634)     (3,501,713)     (323,992)    (118,912)
-------------    ------------  -----------  -----------  --------------  --------------  ------------  -----------

  110,553,192      58,162,064   30,023,740   24,358,634     264,285,456     657,837,041    15,076,390   24,577,349
-------------    ------------  -----------  -----------  --------------  --------------  ------------  -----------

  107,565,863      56,606,695   21,012,487   38,424,212     286,039,817     691,276,881     4,156,794   27,366,519

  128,581,063      71,974,368   70,221,616   31,797,404   1,231,960,707     540,683,826    39,039,069   11,672,550
-------------    ------------  -----------  -----------  --------------  --------------  ------------  -----------
$ 236,146,926    $128,581,063  $91,234,103  $70,221,616  $1,518,000,524  $1,231,960,707  $ 43,195,863  $39,039,069
=============    ============  ===========  ===========  ==============  ==============  ============  ===========

   12,762,620       6,855,677    5,748,993    3,575,253     113,265,777      51,426,484     3,757,056    1,307,082
-------------    ------------  -----------  -----------  --------------  --------------  ------------  -----------
   66,184,250      30,368,495   11,121,180    3,745,444     136,000,768      89,114,809     7,003,568    3,574,739
  (54,931,668)    (24,461,552)  (9,284,565)  (1,571,704)   (109,323,449)    (27,275,516)   (5,997,630)  (1,124,765)
-------------    ------------  -----------  -----------  --------------  --------------  ------------  -----------
   24,015,202      12,762,620    7,585,608    5,748,993     139,943,096     113,265,777     4,762,994    3,757,056
=============    ============  ===========  ===========  ==============  ==============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                        SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                    AST INTERNATIONAL GROWTH   NVIT DEVELOPING MARKETS      AST INVESTMENT GRADE BOND
                                           PORTFOLIO                     FUND                       PORTFOLIO
                                   -------------------------  -------------------------  ------------------------------
                                    01/01/2011    01/01/2010   01/01/2011    01/01/2010     01/01/2011      01/01/2010
                                        TO            TO           TO            TO             TO              TO
                                    12/31/2011    12/31/2010   12/31/2011    12/31/2010     12/31/2011      12/31/2010
                                   ------------  -----------  ------------  -----------  ---------------  -------------
OPERATIONS
  Net investment income
   (loss)......................... $   (514,583) $  (280,062) $   (268,665) $  (357,844) $   (35,999,379) $  21,076,036
  Capital gains distributions
   received.......................            0            0             0            0       57,978,969     72,866,958
  Realized gain (loss) on shares
   redeemed.......................   (4,755,991)    (577,695)   (1,351,237)  (1,701,140)      (8,996,000)   (14,525,846)
  Net change in unrealized gain
   (loss) on investments..........   (6,418,714)   4,535,610    (3,333,373)   4,854,884      154,548,422    (31,643,393)
                                   ------------  -----------  ------------  -----------  ---------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (11,689,288)   3,677,853    (4,953,275)   2,795,900      167,532,012     47,773,755
                                   ------------  -----------  ------------  -----------  ---------------  -------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   42,627,905   21,946,483        52,248      111,808                0              0
  Policy loans....................            0            0       (28,320)           0                0              0
  Surrenders, withdrawals and
   death benefits.................     (720,127)    (399,400)   (2,071,904)  (2,009,133)     (50,244,306)   (10,642,172)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (7,176,604)   3,606,957    (4,615,879)   3,227,953    7,361,610,289   (157,784,793)
  Withdrawal and other
   charges........................     (318,470)    (118,330)      (50,348)     (56,146)     (25,511,523)    (3,462,835)
                                   ------------  -----------  ------------  -----------  ---------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   34,412,704   25,035,710    (6,714,203)   1,274,482    7,285,854,460   (171,889,800)
                                   ------------  -----------  ------------  -----------  ---------------  -------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   22,723,416   28,713,563   (11,667,478)   4,070,382    7,453,386,472   (124,116,045)

NET ASSETS
  Beginning of period.............   40,508,656   11,795,093    25,523,843   21,453,461      153,555,135    277,671,180
                                   ------------  -----------  ------------  -----------  ---------------  -------------
  End of period................... $ 63,232,072  $40,508,656  $ 13,856,365  $25,523,843  $ 7,606,941,607  $ 153,555,135
                                   ============  ===========  ============  ===========  ===============  =============

  Beginning units.................    3,921,125    1,454,945     1,496,359    1,437,186       11,978,281     23,600,420
                                   ------------  -----------  ------------  -----------  ---------------  -------------
  Units issued....................    9,708,084    3,683,648       269,076      531,954    1,647,509,094    179,733,716
  Units redeemed..................   (6,380,779)  (1,217,468)     (699,816)    (472,781)  (1,035,292,386)  (191,355,855)
                                   ------------  -----------  ------------  -----------  ---------------  -------------
  Ending units....................    7,248,430    3,921,125     1,065,619    1,496,359      624,194,989     11,978,281
                                   ============  ===========  ============  ===========  ===============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                         SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS                                                         AST GLOBAL REAL ESTATE
      BOND PORTFOLIO           AST BOND PORTFOLIO 2018    AST BOND PORTFOLIO 2019          PORTFOLIO
--------------------------    -------------------------  ------------------------  ------------------------
 01/01/2011      01/01/2010    01/01/2011    01/01/2010   01/01/2011   01/01/2010   01/01/2011   01/01/2010
     TO              TO            TO            TO           TO           TO           TO           TO
 12/31/2011      12/31/2010    12/31/2011    12/31/2010   12/31/2011   12/31/2010   12/31/2011   12/31/2010
------------    ------------  ------------  -----------  -----------  -----------  -----------  -----------
$  2,414,441    $   (305,774) $ (1,562,019) $  (204,223) $  (120,873) $  (185,962) $   204,100  $   (44,178)
   3,513,277         423,690     3,364,110      795,479    2,652,543      960,788            0            0
   2,248,143       1,159,754     1,219,236    1,608,555     (313,601)   1,079,520   (2,111,918)     119,858
   2,025,194       1,889,443     4,501,640      474,794     (503,158)     (51,345)  (2,792,256)   2,021,554
------------    ------------  ------------  -----------  -----------  -----------  -----------  -----------

  10,201,055       3,167,113     7,522,967    2,674,605    1,714,911    1,803,001   (4,700,074)   2,097,234
------------    ------------  ------------  -----------  -----------  -----------  -----------  -----------

 125,407,380     103,078,513             0            0           34           17   19,976,163   15,407,127
           0               0             0            0            0            0            0            0
  (5,253,961)     (1,638,950)   (2,695,970)  (1,048,001)  (1,000,459)    (856,879)    (338,643)     (71,221)
 (27,326,369)     18,921,335   152,617,157   (8,679,907)  (4,412,548)  (2,307,892)  (9,714,690)   3,127,754
  (1,632,686)       (588,096)      (10,705)     (11,708)      (6,393)      (8,396)    (217,513)     (65,514)
------------    ------------  ------------  -----------  -----------  -----------  -----------  -----------

  91,194,364     119,772,802   149,910,482   (9,739,616)  (5,419,366)  (3,173,150)   9,705,317   18,398,146
------------    ------------  ------------  -----------  -----------  -----------  -----------  -----------

 101,395,419     122,939,915   157,433,449   (7,065,011)  (3,704,455)  (1,370,149)   5,005,243   20,495,380

 161,901,532      38,961,617    17,223,514   24,288,525   14,731,613   16,101,762   23,406,165    2,910,785
------------    ------------  ------------  -----------  -----------  -----------  -----------  -----------
$263,296,951    $161,901,532  $174,656,963  $17,223,514  $11,027,158  $14,731,613  $28,411,408  $23,406,165
============    ============  ============  ===========  ===========  ===========  ===========  ===========

  15,298,556       3,800,958     1,423,064    2,189,161    1,228,899    1,467,447    2,119,576      354,543
------------    ------------  ------------  -----------  -----------  -----------  -----------  -----------
  33,133,655      16,135,520    20,485,724    1,123,532      865,272    1,680,859    4,389,933    2,348,512
 (24,433,258)     (4,637,922)   (7,206,385)  (1,889,629)  (1,285,113)  (1,919,407)  (3,807,256)    (583,479)
------------    ------------  ------------  -----------  -----------  -----------  -----------  -----------
  23,998,953      15,298,556    14,702,403    1,423,064      809,058    1,228,899    2,702,253    2,119,576
============    ============  ============  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                        SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                     AST PARAMETRIC EMERGING   FRANKLIN TEMPLETON VIP FOUNDING     AST GOLDMAN SACHS
                                    MARKETS EQUITY PORTFOLIO        FUNDS ALLOCATION FUND      SMALL-CAP VALUE PORTFOLIO
                                   --------------------------  ------------------------------  -------------------------
                                    01/01/2011    01/01/2010     01/01/2011      01/01/2010     01/01/2011    01/01/2010
                                        TO            TO             TO              TO             TO            TO
                                    12/31/2011    12/31/2010     12/31/2011      12/31/2010     12/31/2011    12/31/2010
                                   ------------  ------------  --------------  --------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,279,778) $   (860,193) $  (23,828,494) $   12,896,017  $ (1,172,908) $  (364,648)
  Capital gains distributions
   received.......................            0             0               0          83,847             0            0
  Realized gain (loss) on shares
   redeemed.......................  (13,539,987)      899,561     (52,514,959)      2,778,929    (4,397,236)     602,897
  Net change in unrealized gain
   (loss) on investments..........  (30,211,989)   14,238,068     (59,183,445)     55,525,137    (4,384,738)   8,694,476
                                   ------------  ------------  --------------  --------------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (45,031,754)   14,277,436    (135,526,898)     71,283,930    (9,954,882)   8,932,725
                                   ------------  ------------  --------------  --------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   90,380,080    83,237,916     840,535,790     779,140,362    67,063,374   46,248,187
  Annuity Payments................            0             0               0               0             0            0
  Surrenders, withdrawals and
   death benefits.................   (1,615,264)     (492,394)    (20,954,857)     (5,973,947)   (1,150,224)    (275,085)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (63,400,945)   22,678,991    (477,641,251)     96,307,002   (28,383,706)   7,807,178
  Withdrawal and other
   charges........................   (1,221,160)     (448,922)    (10,639,733)     (4,028,615)     (695,724)    (187,783)
                                   ------------  ------------  --------------  --------------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   24,142,711   104,975,591     331,299,949     865,444,802    36,833,720   53,592,497
                                   ------------  ------------  --------------  --------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (20,889,043)  119,253,027     195,773,051     936,728,732    26,878,838   62,525,222

NET ASSETS
  Beginning of period.............  144,881,864    25,628,837   1,165,490,270     228,761,538    72,333,809    9,808,587
                                   ------------  ------------  --------------  --------------  ------------  -----------
  End of period................... $123,992,821  $144,881,864  $1,361,263,321  $1,165,490,270  $ 99,212,647  $72,333,809
                                   ============  ============  ==============  ==============  ============  ===========

  Beginning units.................   12,639,741     2,786,558     114,431,062      26,708,781     6,209,379    1,010,377
                                   ------------  ------------  --------------  --------------  ------------  -----------
  Units issued....................   22,940,141    13,559,592     175,793,466     112,313,681    14,794,166    6,793,399
  Units redeemed..................  (21,909,398)   (3,706,409)   (154,175,823)    (24,591,400)  (12,296,653)  (1,594,397)
                                   ------------  ------------  --------------  --------------  ------------  -----------
  Ending units....................   13,670,484    12,639,741     136,048,705     114,431,062     8,706,892    6,209,379
                                   ============  ============  ==============  ==============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
    AST CLS GROWTH ASSET           AST CLS MODERATE ASSET       AST HORIZON GROWTH ASSET    AST HORIZON MODERATE ASSET
    ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO
----------------------------    ----------------------------  ---------------------------  ---------------------------
  01/01/2011       01/01/2010     01/01/2011     01/01/2010     01/01/2011    01/01/2010     01/01/2011    01/01/2010
      TO               TO             TO             TO             TO            TO             TO            TO
  12/31/2011       12/31/2010     12/31/2011     12/31/2010     12/31/2011    12/31/2010     12/31/2011    12/31/2010
--------------    ------------  --------------  ------------  -------------  ------------  -------------  ------------
$  (14,563,866)   $ (5,258,729) $  (14,870,150) $ (5,399,400) $  (9,817,290) $ (3,698,970) $ (10,251,736) $ (4,390,956)
    10,447,165               0      18,823,710             0     32,513,771             0     43,442,660             0
   (36,242,977)      3,236,488     (22,353,121)    2,133,841    (30,309,048)    2,302,123    (20,175,403)    2,068,033
   (71,741,590)     66,974,826     (66,055,507)   64,996,847    (49,167,076)   43,550,901    (57,101,570)   46,984,034
--------------    ------------  --------------  ------------  -------------  ------------  -------------  ------------

  (112,101,268)     64,952,585     (84,455,068)   61,731,288    (56,779,643)   42,154,054    (44,086,049)   44,661,111
--------------    ------------  --------------  ------------  -------------  ------------  -------------  ------------

   714,180,565     537,509,494     698,014,324   582,027,669    466,234,815   365,914,756    469,447,310   434,062,950
             0               0               0             0              0             0        (56,005)            0
   (10,686,227)     (3,042,076)    (16,134,220)   (5,437,364)    (7,244,868)   (2,351,092)   (14,222,028)   (4,210,024)
  (367,547,846)     56,802,522    (213,983,463)   76,008,067   (182,187,810)   41,288,601   (124,217,174)   50,134,859
    (7,739,074)     (2,755,163)     (8,538,964)   (3,251,925)    (5,557,061)   (1,948,906)    (6,544,721)   (2,578,956)
--------------    ------------  --------------  ------------  -------------  ------------  -------------  ------------

   328,207,418     588,514,777     459,357,677   649,346,447    271,245,076   402,903,359    324,407,382   477,408,829
--------------    ------------  --------------  ------------  -------------  ------------  -------------  ------------

   216,106,150     653,467,362     374,902,609   711,077,735    214,465,433   445,057,413    280,321,333   522,069,940

   815,839,953     162,372,591     917,592,487   206,514,752    564,004,840   118,947,427    686,924,432   164,854,492
--------------    ------------  --------------  ------------  -------------  ------------  -------------  ------------
$1,031,946,103    $815,839,953  $1,292,495,096  $917,592,487  $ 778,470,273  $564,004,840  $ 967,245,765  $686,924,432
==============    ============  ==============  ============  =============  ============  =============  ============

    78,030,921      19,248,102      87,540,737    22,971,095     53,201,358    13,284,062     65,121,003    17,716,689
--------------    ------------  --------------  ------------  -------------  ------------  -------------  ------------
   142,081,443      77,608,107     133,035,078    73,507,465     91,698,121    51,146,449     90,270,574    54,859,775
  (119,368,949)    (18,825,288)    (94,262,906)   (8,937,823)   (70,568,195)  (11,229,153)   (62,145,323)   (7,455,461)
--------------    ------------  --------------  ------------  -------------  ------------  -------------  ------------
   100,743,415      78,030,921     126,312,909    87,540,737     74,331,284    53,201,358     93,246,254    65,121,003
==============    ============  ==============  ============  =============  ============  =============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                 SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                   AST FI PYRAMIS(R) ASSET ALLOCATION  PROFUND VP CONSUMER   PROFUND VP CONSUMER
                                            PORTFOLIO                       SERVICES           GOODS PORTFOLIO
                                   ---------------------------------  --------------------  --------------------
                                     01/01/2011       01/01/2010      01/01/2011 01/01/2010 01/01/2011 01/01/2010
                                         TO               TO              TO         TO         TO         TO
                                     12/31/2011       12/31/2010      12/31/2011 12/31/2010 12/31/2011 12/31/2010
                                    -------------     ------------    ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss)......................... $  (8,370,200)    $ (2,218,098)     $ (1,108)  $ (1,062)  $   (883)  $ (1,423)
  Capital gains distributions
   received.......................    21,563,244                0             0          0          0          0
  Realized gain (loss) on shares
   redeemed.......................   (34,358,264)       1,328,971       (11,655)     9,311       (621)    13,522
  Net change in unrealized gain
   (loss) on investments..........   (38,777,131)      30,221,179        (6,395)     7,996     (1,198)     5,787
                                    -------------     ------------     --------   --------   --------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (59,942,351)      29,332,052       (19,158)    16,245     (2,702)    17,886
                                    -------------     ------------     --------   --------   --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   457,424,779      278,063,187         9,999     23,347     11,268     32,548
  Annuity Payments................      (103,749)               0             0          0          0          0
  Surrenders, withdrawals and
   death benefits.................    (6,971,923)      (1,312,492)          (13)         0     (7,246)         0
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (175,163,948)      27,995,209        52,513     25,336    232,480      1,467
  Withdrawal and other
   charges........................    (3,971,570)      (1,102,940)         (905)      (584)      (987)      (658)
                                    -------------     ------------     --------   --------   --------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   271,213,589      303,642,964        61,594     48,099    235,515     33,357
                                    -------------     ------------     --------   --------   --------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   211,271,238      332,975,016        42,436     64,344    232,813     51,243

NET ASSETS
  Beginning of period.............   391,883,183       58,908,167        80,168     15,824    125,434     74,191
                                    -------------     ------------     --------   --------   --------   --------
  End of period................... $ 603,154,421     $391,883,183      $122,604   $ 80,168   $358,247   $125,434
                                    =============     ============     ========   ========   ========   ========

  Beginning units.................    36,638,038        6,536,221         7,362      1,750     11,873      8,079
                                    -------------     ------------     --------   --------   --------   --------
  Units issued....................    83,559,824       36,756,997        27,180     16,740     52,852     22,669
  Units redeemed..................   (61,947,085)      (6,655,180)      (24,075)   (11,128)   (33,216)   (18,875)
                                    -------------     ------------     --------   --------   --------   --------
  Ending units....................    58,250,777       36,638,038        10,467      7,362     31,509     11,873
                                    =============     ============     ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP           PROFUND VP HEALTH        PROFUND VP        PROFUND VP MID-CAP
     FINANCIALS                 CARE               INDUSTRIALS             GROWTH
--------------------    --------------------  --------------------  --------------------
01/01/2011   01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010
    TO           TO         TO         TO         TO         TO         TO         TO
12/31/2011   12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010
----------   ---------- ---------- ---------- ---------- ---------- ---------- ----------
$ (12,665)   $ (12,261) $ (10,581)  $ (8,965) $  (2,410)  $ (2,112) $  (6,928)  $ (4,909)
        0            0          0          0          0          0          0          0
  (53,683)      15,818     33,807     10,573        (95)     1,054    (14,522)    40,655
 (112,339)      48,398     (3,994)    14,586    (22,957)    33,328    (69,492)    52,722
---------    ---------  ---------   --------  ---------   --------  ---------   --------

 (178,687)      51,955     19,232     16,194    (25,462)    32,270    (90,942)    88,468
---------    ---------  ---------   --------  ---------   --------  ---------   --------

   31,086      286,087     55,035    155,411    131,749     57,489    119,701     47,618
        0            0          0          0          0          0          0          0
   (2,165)      (3,081)   (36,093)    (1,106)    (6,193)         0    (53,334)    (2,135)
 (401,772)     (63,030)  (202,975)   298,168   (141,387)    40,111   (225,522)   301,971
   (5,871)      (6,704)    (6,374)    (4,860)    (1,908)    (1,171)    (2,693)    (2,299)
---------    ---------  ---------   --------  ---------   --------  ---------   --------

 (378,722)     213,272   (190,407)   447,613    (17,739)    96,429   (161,848)   345,155
---------    ---------  ---------   --------  ---------   --------  ---------   --------

 (557,409)     265,227   (171,175)   463,807    (43,201)   128,699   (252,790)   433,623

  986,895      721,668    864,436    400,629    214,035     85,336    578,577    144,954
---------    ---------  ---------   --------  ---------   --------  ---------   --------
$ 429,486    $ 986,895  $ 693,261   $864,436  $ 170,834   $214,035  $ 325,787   $578,577
=========    =========  =========   ========  =========   ========  =========   ========

  151,835      121,143     87,079     40,894     23,563     11,449     52,417     17,158
---------    ---------  ---------   --------  ---------   --------  ---------   --------
   84,150      150,328     80,037     80,712     30,292     22,105    109,132    120,848
 (157,948)    (119,636)  (102,679)   (34,527)   (34,550)    (9,991)  (129,905)   (85,589)
---------    ---------  ---------   --------  ---------   --------  ---------   --------
   78,037      151,835     64,437     87,079     19,305     23,563     31,644     52,417
=========    =========  =========   ========  =========   ========  =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                              SUBACCOUNTS
                                   ----------------------------------------------------------------
                                    PROFUND VP MID-CAP      PROFUND VP REAL    PROFUND VP SMALL-CAP
                                           VALUE                ESTATE                GROWTH
                                   --------------------  --------------------  --------------------
                                   01/01/2011 01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010
                                       TO         TO         TO         TO         TO         TO
                                   12/31/2011 12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010
                                   ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss).........................  $ (5,608)  $ (4,307) $  (8,599)  $ 13,569  $  (6,831)  $ (5,269)
  Capital gains distributions
   received.......................         0          0          0          0        831          0
  Realized gain (loss) on shares
   redeemed.......................    15,163     28,586     56,390     38,753    (19,740)    18,564
  Net change in unrealized gain
   (loss) on investments..........   (45,692)    26,698    (69,755)    58,867    (52,034)    54,530
                                    --------   --------  ---------   --------  ---------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (36,137)    50,977    (21,964)   111,189    (77,774)    67,825
                                    --------   --------  ---------   --------  ---------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    21,630     68,744     74,968    178,086    116,710     85,066
  Annuity Payments................         0          0          0          0          0          0
  Surrenders, withdrawals and
   death benefits.................    (9,320)    (1,855)   (10,233)    (4,171)   (52,325)      (645)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   235,308    125,976   (359,505)   (40,391)  (131,037)   229,389
  Withdrawal and other
   charges........................    (2,851)    (2,621)    (3,687)    (4,663)    (2,554)    (2,448)
                                    --------   --------  ---------   --------  ---------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   244,767    190,244   (298,457)   128,861    (69,206)   311,362
                                    --------   --------  ---------   --------  ---------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   208,630    241,221   (320,421)   240,050   (146,980)   379,187

NET ASSETS
  Beginning of period.............   456,463    215,242    706,567    466,517    550,027    170,840
                                    --------   --------  ---------   --------  ---------   --------
  End of period...................  $665,093   $456,463  $ 386,146   $706,567  $ 403,047   $550,027
                                    ========   ========  =========   ========  =========   ========

  Beginning units.................    46,242     25,833     83,091     67,246     50,538     20,201
                                    --------   --------  ---------   --------  ---------   --------
  Units issued....................   100,172     57,366     35,675     76,262    104,290     92,817
  Units redeemed..................   (79,983)   (36,957)   (75,991)   (60,417)  (117,877)   (62,480)
                                    --------   --------  ---------   --------  ---------   --------
  Ending units....................    66,431     46,242     42,775     83,091     36,951     50,538
                                    ========   ========  =========   ========  =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP        PROFUND VP                             PROFUND VP LARGE-CAP
        VALUE           TELECOMMUNICATIONS   PROFUND VP UTILITIES         GROWTH
--------------------   --------------------  --------------------  --------------------
01/01/2011  01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010 01/01/2011 01/01/2010
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2011  12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010 12/31/2011 12/31/2010
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $ (3,569)   $ (4,163) $   4,993   $  1,334   $  1,483   $  2,516  $ (11,034)  $ (9,961)
        0           0          0          0          0          0          0          0
   (1,699)     17,490     (1,637)     3,083     11,846      8,108     29,651     47,103
  (14,895)     19,221    (14,458)    16,440     37,775     (2,710)   (47,379)    29,370
 --------    --------  ---------   --------   --------   --------  ---------   --------

  (20,163)     32,548    (11,102)    20,857     51,104      7,914    (28,762)    66,512
 --------    --------  ---------   --------   --------   --------  ---------   --------

   27,627      25,897      3,346     31,772     63,415     50,357     58,985     43,716
        0           0          0          0          0          0          0          0
   (8,176)       (598)        (9)       (79)      (342)      (204)   (63,979)    (3,083)
  147,548      16,417   (104,890)    73,275    181,656    (57,399)    52,518        419
   (1,429)     (2,323)    (1,046)      (852)    (2,440)    (2,124)    (4,672)    (5,139)
 --------    --------  ---------   --------   --------   --------  ---------   --------

  165,570      39,393   (102,599)   104,116    242,289     (9,370)    42,852     35,913
 --------    --------  ---------   --------   --------   --------  ---------   --------

  145,407      71,941   (113,701)   124,973    293,393     (1,456)    14,090    102,425

  258,505     186,564    246,298    121,325    295,251    296,707    676,824    574,399
 --------    --------  ---------   --------   --------   --------  ---------   --------
 $403,912    $258,505  $ 132,597   $246,298   $588,644   $295,251  $ 690,914   $676,824
 ========    ========  =========   ========   ========   ========  =========   ========

   25,324      21,915     25,387     15,804     36,030     37,739     70,690     66,952
 --------    --------  ---------   --------   --------   --------  ---------   --------
   71,486      62,761     17,644     28,097     65,007     26,647    102,147     65,856
  (57,350)    (59,352)   (28,431)   (18,514)   (46,373)   (28,356)  (103,341)   (62,118)
 --------    --------  ---------   --------   --------   --------  ---------   --------
   39,460      25,324     14,600     25,387     54,664     36,030     69,496     70,690
 ========    ========  =========   ========   ========   ========  =========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                  SUBACCOUNTS
                                   ------------------------------------------------------------------------
                                   PROFUND VP LARGE-CAP   AST JENNISON LARGE-CAP    AST JENNISON LARGE-CAP
                                           VALUE              VALUE PORTFOLIO          GROWTH PORTFOLIO
                                   --------------------  ------------------------  ------------------------
                                   01/01/2011 01/01/2010  01/01/2011   01/01/2010   01/01/2011   01/01/2010
                                       TO         TO          TO           TO           TO           TO
                                   12/31/2011 12/31/2010  12/31/2011   12/31/2010   12/31/2011   12/31/2010
                                   ---------- ---------- -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (6,604)  $ (4,307) $  (481,154) $  (143,955) $  (463,441) $   (93,986)
  Capital gains distributions
   received.......................         0          0      129,050       14,850            0            0
  Realized gain (loss) on shares
   redeemed.......................   (42,359)    (6,405)  (2,793,497)     (99,339)    (954,647)     (23,619)
  Net change in unrealized gain
   (loss) on investments..........   (40,958)    56,279   (2,493,809)   2,127,994   (1,425,053)   1,436,671
                                   ---------   --------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (89,921)    45,567   (5,639,410)   1,899,550   (2,843,141)   1,319,066
                                   ---------   --------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    87,706    311,992   24,780,520   18,347,732   22,060,185   12,060,589
  Annuity Payments................         0          0            0            0            0            0
  Surrenders, withdrawals and
   death benefits.................   (56,894)      (218)    (395,637)     (89,452)    (306,409)     (42,002)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   182,086     49,815   (9,485,344)   4,214,808   (2,389,885)   2,484,324
  Withdrawal and other
   charges........................    (4,955)    (4,625)    (232,029)     (50,576)    (175,376)     (32,878)
                                   ---------   --------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   207,943    356,964   14,667,510   22,422,512   19,188,515   14,470,033
                                   ---------   --------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   118,022    402,531    9,028,100   24,322,062   16,345,374   15,789,099

NET ASSETS
  Beginning of period.............   732,764    330,233   24,809,153      487,091   16,038,561      249,462
                                   ---------   --------  -----------  -----------  -----------  -----------
  End of period................... $ 850,786   $732,764  $33,837,253  $24,809,153  $32,383,935  $16,038,561
                                   =========   ========  ===========  ===========  ===========  ===========

  Beginning units.................    89,036     44,746    2,319,311       47,286    1,477,715       24,230
                                   ---------   --------  -----------  -----------  -----------  -----------
  Units issued....................   231,178    123,013    5,579,780    2,628,218    6,022,523    1,724,146
  Units redeemed..................  (222,933)   (78,723)  (4,474,375)    (356,193)  (4,476,730)    (270,661)
                                   ---------   --------  -----------  -----------  -----------  -----------
  Ending units....................    97,281     89,036    3,424,716    2,319,311    3,023,508    1,477,715
                                   =========   ========  ===========  ===========  ===========  ===========

*  Date subaccount became available for investment
** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                         SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE TRUST
INTERNATIONAL EQUITY FLEX III
       PORTFOLIO               AST BOND PORTFOLIO 2020    AST BOND PORTFOLIO 2017    AST BOND PORTFOLIO 2021
----------------------------  -------------------------  -------------------------  -------------------------
 01/01/2011     01/01/2010     01/01/2011    01/01/2010   01/01/2011   01/04/2010*   01/01/2011   01/04/2010*
     TO             TO             TO            TO           TO           TO            TO           TO
10/21/2011**    12/31/2010     12/31/2011    12/31/2010   12/31/2011   12/31/2010    12/31/2011   12/31/2010
------------    ----------    ------------  -----------  ------------  -----------  ------------  -----------
$   161,925     $ (119,376)   $    (66,889) $  (320,238) $ (1,380,067) $  (120,888) $ (2,372,052) $  (123,369)
          0              0       1,536,534            0       356,403            0             0            0
   (435,076)        (2,119)         67,199    1,543,442       739,451      734,749     6,295,875     (394,532)
 (1,153,588)     1,054,177          13,305      155,536     3,411,695      (26,183)   14,846,592     (591,330)
-----------      ----------   ------------  -----------  ------------  -----------  ------------  -----------

 (1,426,739)       932,682       1,550,149    1,378,740     3,127,482      587,678    18,770,415   (1,109,231)
-----------      ----------   ------------  -----------  ------------  -----------  ------------  -----------

      6,260         56,224              62          954             0            0             0            0
     (7,148)        (6,941)              0            0             0            0             0            0
   (778,858)      (911,480)       (290,634)    (763,323)   (2,838,068)    (448,217)   (4,036,042)    (310,835)
 (7,741,280)       176,706     (14,787,484)  15,532,076   168,630,258    4,606,659   193,199,248   26,303,043
     (3,588)        (4,929)         (2,730)     (11,533)      (57,543)           0       (82,427)        (108)
-----------      ----------   ------------  -----------  ------------  -----------  ------------  -----------

 (8,524,614)      (690,420)    (15,080,786)  14,758,174   165,734,647    4,158,442   189,080,779   25,992,100
-----------      ----------   ------------  -----------  ------------  -----------  ------------  -----------

 (9,951,353)       242,262     (13,530,637)  16,136,914   168,862,129    4,746,120   207,851,194   24,882,869

  9,951,353      9,709,091      17,133,185      996,271     4,746,120            0    24,882,869            0
-----------      ----------   ------------  -----------  ------------  -----------  ------------  -----------
$         0     $9,951,353    $  3,602,548  $17,133,185  $173,608,249  $ 4,746,120  $232,734,063  $24,882,869
===========      ==========   ============  ===========  ============  ===========  ============  ===========

    890,619        961,736       1,771,066      113,597       449,557            0     2,261,043            0
-----------      ----------   ------------  -----------  ------------  -----------  ------------  -----------
     42,042         91,617       1,231,594    6,821,656    23,744,431    2,279,990    30,873,753    4,286,029
   (932,661)      (162,734)     (2,688,871)  (5,164,187)   (9,107,483)  (1,830,433)  (14,778,649)  (2,024,986)
-----------      ----------   ------------  -----------  ------------  -----------  ------------  -----------
          0        890,619         313,789    1,771,066    15,086,505      449,557    18,356,147    2,261,043
===========      ==========   ============  ===========  ============  ===========  ============  ===========

*  Date subaccount became available for investment
** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                                 SUBACCOUNTS
                                   ----------------------------------------------------------------------
                                    WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE
                                        VT CORE EQUITY      VT INTERNATIONAL EQUITY     VT OMEGA GROWTH
                                   PORTFOLIO SHARE CLASS 1  PORTFOLIO SHARE CLASS 1 PORTFOLIO SHARE CLASS 1
                                   -----------------------  ---------------------   ----------------------
                                    01/01/2011  07/16/2010* 01/01/2011  07/16/2010* 01/01/2011  07/16/2010*
                                        TO          TO          TO          TO          TO          TO
                                   08/26/2011** 12/31/2010  12/31/2011  12/31/2010  12/31/2011  12/31/2010
                                   ------------ ----------- ----------  ----------- ----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $    (4,503) $  (15,987) $  (9,022)   $ (7,731)  $  (26,631) $  (13,737)
  Capital gains distributions
   received.......................     381,228           0     38,520           0       13,281           0
  Realized gain (loss) on shares
   redeemed.......................    (160,973)     33,375     23,264      18,392      134,548      33,466
  Net change in unrealized gain
   (loss) on investments..........    (393,326)    393,326   (175,830)    176,401     (203,172)    392,777
                                   -----------  ----------  ---------    --------   ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (177,574)    410,714   (123,068)    187,062      (81,974)    412,506
                                   -----------  ----------  ---------    --------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................           0         436          0           0            0          17
  Annuity Payments................           0           0          0           0       (1,208)          0
  Surrenders, withdrawals and
   death benefits.................    (544,049)   (226,234)  (135,129)    (90,145)    (489,018)   (216,468)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (1,377,644)  1,919,017    (75,892)    888,420      (61,690)  1,694,559
  Withdrawal and other
   charges........................      (2,657)     (2,009)    (1,666)       (912)      (5,338)     (2,086)
                                   -----------  ----------  ---------    --------   ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (1,924,350)  1,691,210   (212,687)    797,363     (557,254)  1,476,022
                                   -----------  ----------  ---------    --------   ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (2,101,924)  2,101,924   (335,755)    984,425     (639,228)  1,888,528

NET ASSETS
  Beginning of period.............   2,101,924           0    984,425           0    1,888,528           0
                                   -----------  ----------  ---------    --------   ----------  ----------
  End of period................... $         0  $2,101,924  $ 648,670    $984,425   $1,249,300  $1,888,528
                                   ===========  ==========  =========    ========   ==========  ==========

  Beginning units.................     147,588           0     68,335           0      960,874           0
                                   -----------  ----------  ---------    --------   ----------  ----------
  Units issued....................         453     168,512      3,338      78,496       56,747   1,100,909
  Units redeemed..................    (148,041)    (20,924)   (19,180)    (10,161)    (335,017)   (140,035)
                                   -----------  ----------  ---------    --------   ----------  ----------
  Ending units....................           0     147,588     52,493      68,335      682,604     960,874
                                   ===========  ==========  =========    ========   ==========  ==========

*  Date subaccount became available for investment
** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                            SUBACCOUNTS (CONTINUED)
    -----------------------------------------------------------------------
                                                                     AST
    WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE   AST BOND    QUANTITATIVE
     VT SMALL CAP GROWTH      VT SMALL CAP VALUE     PORTFOLIO     MODELING
    PORTFOLIO SHARE CLASS 1 PORTFOLIO SHARE CLASS 1    2022       PORTFOLIO
    ---------------------   ----------------------  -----------  ------------
    01/01/2011  07/16/2010* 01/01/2011  07/16/2010* 01/03/2011*  05/02/2011*
        TO          TO          TO          TO          TO            TO
    12/31/2011  12/31/2010  12/31/2011  12/31/2010  12/31/2011    12/31/2011
    ----------  ----------- ----------  ----------- -----------  ------------
    $ (11,453)   $ (5,898)  $  (13,981) $  (16,134) $  (523,180) $  (410,093)
            0           0            0           0            0            0
       58,190      12,918      113,941      32,270      781,609      (28,323)
      (88,021)    178,554     (248,068)    397,279    3,313,545   (1,501,336)
    ---------    --------   ----------  ----------  -----------  -----------

      (41,284)    185,574     (148,108)    413,415    3,571,974   (1,939,752)
    ---------    --------   ----------  ----------  -----------  -----------

       11,422           0           49          46            0   82,822,404
            0           0            0           0            0            0
     (216,445)    (81,224)    (564,394)   (271,331)    (534,212)    (424,353)
      (11,622)    700,216      (29,218)  2,016,712   81,458,818      666,048
       (1,452)       (671)      (5,127)     (2,805)        (313)         (52)
    ---------    --------   ----------  ----------  -----------  -----------

     (218,097)    618,321     (598,690)  1,742,622   80,924,293   83,064,047
    ---------    --------   ----------  ----------  -----------  -----------

     (259,381)    803,895     (746,798)  2,156,037   84,496,267   81,124,295

      803,895           0    2,156,037           0            0            0
    ---------    --------   ----------  ----------  -----------  -----------
    $ 544,514    $803,895   $1,409,239  $2,156,037  $84,496,267  $81,124,295
    =========    ========   ==========  ==========  ===========  ===========

       65,643           0      182,670           0            0            0
    ---------    --------   ----------  ----------  -----------  -----------
        6,142      75,490        7,388     214,443   10,939,930    9,571,626
      (24,510)     (9,847)     (59,447)    (31,773)  (3,889,175)    (455,648)
    ---------    --------   ----------  ----------  -----------  -----------
       47,275      65,643      130,611     182,670    7,050,755    9,115,978
    =========    ========   ==========  ==========  ===========  ===========

*  Date subaccount became available for investment
** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

                                                           SUBACCOUNTS
                                   -----------------------------------------------------------
                                                  WELLS FARGO
                                   AST BLACKROCK  ADVANTAGE VT
                                      GLOBAL      OPPORTUNITY   AST PRUDENTIAL  AST NEUBERGER
                                    STRATEGIES       FUND -       CORE BOND      BERMAN CORE
                                     PORTFOLIO      CLASS 1       PORTFOLIO     BOND PORTFOLIO
                                   -------------  ------------  --------------  --------------
                                    04/29/2011*   08/26/2011*    10/31/2011*     10/31/2011*
                                        TO             TO             TO              TO
                                    12/31/2011     12/31/2011     12/31/2011      12/31/2011
                                   -------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss).........................  $ (8,573,981)   $   (8,075)    $   (13,496)     $   (6,875)
  Capital gains distributions
   received.......................             0             0               0               0
  Realized gain (loss) on shares
   redeemed.......................    (7,687,566)        2,455            (136)         (2,189)
  Net change in unrealized gain
   (loss) on investments..........   (43,928,385)       68,169          90,392          32,187
                                    ------------    ----------     -----------      ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (60,189,932)       62,549          76,760          23,123
                                    ------------    ----------     -----------      ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   253,055,390            10       4,956,253       2,439,712
  Annuity Payments................      (224,690)            0               0               0
  Surrenders, withdrawals and
   death benefits.................   (40,482,449)      (72,345)        (14,011)         (5,109)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   665,067,409     1,351,211       6,022,443       1,849,594
  Withdrawal and other
   charges........................    (1,196,754)         (833)         (2,190)         (1,585)
                                    ------------    ----------     -----------      ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   876,218,906     1,278,043      10,962,495       4,282,612
                                    ------------    ----------     -----------      ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   816,028,974     1,340,592      11,039,255       4,305,735

NET ASSETS
  Beginning of period.............             0             0               0               0
                                    ------------    ----------     -----------      ----------
  End of period...................  $816,028,974    $1,340,592     $11,039,255      $4,305,735
                                    ============    ==========     ===========      ==========

  Beginning units.................             0             0               0               0
                                    ------------    ----------     -----------      ----------
  Units issued....................   106,540,937       133,947       1,194,460         550,029
  Units redeemed..................   (17,444,995)       (8,692)        (98,202)       (122,393)
                                    ------------    ----------     -----------      ----------
  Ending units....................    89,095,942       125,255       1,096,258         427,636
                                    ============    ==========     ===========      ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2011

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, Discovery Preferred, Discovery Select, Discovery Choice, Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement X, B, L, C Series, Prudential Premier Advisor and Prudential Premier Retirement Variable Annuity contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and thirteen subaccounts within the Account, of which one hundred and twelve had activity during 2011. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:

AllianceBernstein VPS Large Cap Growth Portfolio Class B
American Century VP Value Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST American Century Income & Growth Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio (merged from Prudential SP Growth
 Asset Allocation Portfolio)
AST BlackRock Value Portfolio (formerly AST Value Portfolio)
AST Bond Portfolio 2016*
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Capital Growth Asset Allocation Portfolio
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio (merged from AST Neuberger Berman
 Small-Cap Growth Portfolio)
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio (formerly AST AllianceBernstein
 Growth & Income Portfolio)
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST High Yield Portfolio
AST Horizon Growth Asset Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio (formerly AST Lord Abbett
 Bond-Debenture Portfolio)
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio

                                      A52

AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio (merged to AST Federated
 Aggressive Growth Portfolio)**
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio (formerly AST AllianceBernstein Core
 Value Portfolio)
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio (formerly AST Aggressive
 Asset Allocation Portfolio)
AST Western Asset Core Plus Bond Portfolio
Credit Suisse Trust International Equity Flex III Portfolio**
Davis Value Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Invesco V.I. Core Equity Fund
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Janus Portfolio - Service Shares
Janus Aspen Overseas Portfolio - Institutional Shares
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
NVIT Developing Markets Fund
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP Growth Asset Allocation Portfolio (merged to AST BlackRock Global
 Strategies Portfolio)**
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1 (merged to Wells
 Fargo Advantage VT Opportunity Fund - Class 1)**
Wells Fargo Advantage VT International Equity Portfolio Share Class 1
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Opportunity Fund - Class 1 (merged from Wells Fargo
 Advantage VT Core Equity Portfolio Share Class 1)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
        --------
        * Subaccount available for investment, but had no assets as of December 31, 2011
        ** Subaccount no longer available for investment as of December 31, 2011

        The Series Funds are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        At December 31, 2011, there were no balances or transactions for the period then ended pertaining to AST Bond Portfolio 2016.

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the

                                      A53
        year ended December 31, 2011 as net transfers between subaccounts. The transfers occurred as follows:

                                 REMOVED PORTFOLIO           SURVIVING PORTFOLIO
APRIL 29, 2011             ------------------------------ --------------------------
                           AST NEUBERGER BERMAN SMALL-CAP  AST FEDERATED AGGRESSIVE
                                  GROWTH PORTFOLIO             GROWTH PORTFOLIO
                           ------------------------------ --------------------------
Shares....................             4,197,465                   10,146,241
Net asset value per share.          $      10.24                 $      10.01
Net assets before merger..          $ 42,982,042                 $ 58,581,833
Net assets after merger...          $          0                 $101,563,875

                             PRUDENTIAL SP GROWTH ASSET      AST BLACKROCK GLOBAL
                                ALLOCATION PORTFOLIO         STRATEGIES PORTFOLIO
                           ------------------------------ --------------------------
Shares....................            67,455,389                   64,419,897
Net asset value per share.          $       9.55                 $      10.00
Net assets before merger..          $644,198,965                 $          0
Net assets after merger...          $          0                 $644,198,965

                                 REMOVED PORTFOLIO           SURVIVING PORTFOLIO
AUGUST 26, 2011            ------------------------------ --------------------------
                           WELLS FARGO ADVANTAGE VT CORE   WELLS FARGO ADVANTAGE VT
                           EQUITY PORTFOLIO SHARE CLASS 1 OPPORTUNITY FUND - CLASS 1
                           ------------------------------ --------------------------
Shares....................               106,493                       81,746
Net asset value per share.          $      12.68                 $      16.52
Net assets before merger..          $  1,350,431                 $          0
Net assets after merger...          $          0                 $  1,350,431

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

        In May 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account's financial position or results of operations.

                                      A54

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices,
        (iii) price quotes not varying substantially among market makers,
        (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account's assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

        As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of "Series Funds", and any non-proprietary funds not available for public investment, which are classified as level 2. The Level 2 fund balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

   Proprietary Funds ("Series Funds")....................... $42,865,405,407
   AllianceBernstein VPS Large Cap Growth Portfolio Class B. $     4,531,724
   Davis Value Portfolio.................................... $    28,266,090
   Janus Aspen Janus Portfolio - Service Shares............. $    10,839,280
   Janus Aspen Janus Portfolio - Institutional Shares....... $    52,764,624
   Janus Aspen Overseas Portfolio - Institutional Shares.... $    96,776,335
   NVIT Developing Markets Fund............................. $    13,856,365
   ProFund VP Consumer Services............................. $       122,604
   ProFund VP Consumer Goods Portfolio...................... $       358,247
   ProFund VP Financials.................................... $       429,486
   ProFund VP Health Care................................... $       693,261
   ProFund VP Industrials................................... $       170,834
   ProFund VP Mid-Cap Growth................................ $       325,787
   ProFund VP Mid-Cap Value................................. $       665,093
   ProFund VP Real Estate................................... $       386,146
   ProFund VP Small-Cap Growth.............................. $       403,047
   ProFund VP Small-Cap Value............................... $       403,912
   ProFund VP Telecommunications............................ $       132,597
   ProFund VP Utilities..................................... $       588,644
   ProFund VP Large-Cap Growth.............................. $       690,914

                                      A55

ProFund VP Large-Cap Value............................................ $  850,786
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $  648,670
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $1,249,300
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $1,340,592
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $  544,514
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $1,409,239

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During 2011, there were no significant transfers from Level 1 to Level
        2. There were significant transfers from Level 2 to Level 1 of $100,795,946 in respect of the Invesco V.I. Core Equity Fund. The transfers are based on values as of December 31, 2010. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

        As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or liabilities valued on a non-recurring basis.

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

                                                        PURCHASES      SALES
                                                       ----------- -------------
Prudential Money Market Portfolio..................... $70,860,154 $(105,188,577)
Prudential Diversified Bond Portfolio................. $ 3,454,190 $ (32,558,689)
Prudential Equity Portfolio........................... $ 1,678,821 $ (36,553,421)
Prudential Flexible Managed Portfolio................. $   245,225 $  (2,118,412)
Prudential Conservative Balanced Portfolio............ $   306,712 $  (3,532,685)
Prudential Value Portfolio............................ $ 3,996,373 $ (57,896,892)
Prudential High Yield Bond Portfolio.................. $12,396,373 $ (49,316,807)
Prudential Natural Resources Portfolio................ $   211,535 $  (3,299,170)
Prudential Stock Index Portfolio...................... $ 6,238,644 $ (53,987,798)
Prudential Global Portfolio........................... $ 1,315,056 $ (12,274,205)
Prudential Jennison Portfolio......................... $ 2,582,495 $ (50,381,268)
Prudential Small Capitalization Stock Portfolio....... $ 1,047,105 $ (10,415,856)
T. Rowe Price International Stock Portfolio........... $   578,668 $  (3,993,136)
T. Rowe Price Equity Income Portfolio................. $   861,307 $  (9,216,739)
Invesco V.I. Core Equity Fund......................... $   155,694 $ (14,772,623)
Janus Aspen Janus Portfolio - Institutional Shares.... $   357,944 $  (9,246,376)
Janus Aspen Overseas Portfolio - Institutional Shares. $ 3,250,714 $ (24,611,622)
MFS(R) Research Series - Initial Class................ $   262,752 $  (2,623,053)
MFS(R) Growth Series - Initial Class.................. $   537,394 $  (9,232,033)
American Century VP Value Fund........................ $   810,460 $  (3,572,018)
FTVIP Franklin Small-Mid Cap Growth Securities Fund... $ 1,625,733 $  (5,094,978)
Prudential Jennison 20/20 Focus Portfolio............. $ 3,724,313 $  (9,695,233)
Davis Value Portfolio................................. $   450,382 $  (4,982,091)

                                      A56

                                                             PURCHASES          SALES
                                                          --------------- ----------------
AllianceBernstein VPS Large Cap Growth Portfolio Class B. $       723,937 $     (1,212,660)
Prudential SP Small Cap Value Portfolio.................. $     3,654,141 $    (24,425,462)
Janus Aspen Janus Portfolio - Service Shares............. $       262,402 $     (2,797,198)
Prudential SP Prudential U.S. Emerging Growth Portfolio.. $     3,897,160 $    (34,978,481)
Prudential SP Growth Asset Allocation Portfolio.......... $     2,933,141 $   (679,426,618)
Prudential SP International Growth Portfolio............. $     1,633,319 $    (10,801,914)
Prudential SP International Value Portfolio.............. $     2,752,927 $    (11,274,131)
AST Goldman Sachs Large-Cap Value Portfolio.............. $   100,720,170 $    (65,057,747)
AST American Century Income & Growth Portfolio........... $    83,109,491 $    (53,866,239)
AST Schroders Multi-Asset World Strategies Portfolio..... $ 1,483,884,844 $ (1,089,732,640)
AST Cohen & Steers Realty Portfolio...................... $   110,585,418 $    (83,904,639)
AST J.P. Morgan Strategic Opportunities Portfolio........ $   572,034,069 $   (360,597,007)
AST BlackRock Value Portfolio............................ $    78,772,536 $    (41,434,780)
AST Neuberger Berman Small-Cap Growth Portfolio.......... $    16,057,523 $    (45,453,631)
AST High Yield Portfolio................................. $   114,428,152 $    (78,446,097)
AST Federated Aggressive Growth Portfolio................ $   118,977,041 $    (81,217,799)
AST Mid-Cap Value Portfolio.............................. $    57,459,595 $    (43,443,760)
AST Small-Cap Value Portfolio............................ $    50,973,860 $    (41,508,578)
AST Goldman Sachs Concentrated Growth Portfolio.......... $    62,640,083 $    (60,983,177)
AST Goldman Sachs Mid-Cap Growth Portfolio............... $   117,818,411 $   (101,484,288)
AST Large-Cap Value Portfolio............................ $    72,547,515 $    (36,727,106)
AST Lord Abbett Core Fixed Income Portfolio.............. $   241,164,273 $    (54,710,339)
AST Marsico Capital Growth Portfolio..................... $   126,160,002 $   (100,107,991)
AST MFS Growth Portfolio................................. $    36,982,418 $    (29,445,975)
AST Neuberger Berman Mid-Cap Growth Portfolio............ $   134,360,300 $    (92,264,979)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio......... $   109,366,394 $    (89,923,299)
AST PIMCO Limited Maturity Bond Portfolio................ $   127,819,376 $    (69,418,826)
AST T. Rowe Price Equity Income Portfolio................ $    56,922,964 $    (42,750,550)
AST QMA US Equity Alpha Portfolio........................ $    32,615,794 $    (22,909,918)
AST T. Rowe Price Natural Resources Portfolio............ $   278,790,253 $   (232,705,516)
AST T. Rowe Price Asset Allocation Portfolio............. $ 2,327,686,287 $ (1,390,153,026)
AST MFS Global Equity Portfolio.......................... $   109,213,906 $    (80,173,503)
AST JPMorgan International Equity Portfolio.............. $   113,153,829 $    (95,197,431)
AST T. Rowe Price Global Bond Portfolio.................. $   102,297,650 $    (62,296,910)
AST Wellington Management Hedged Equity Portfolio........ $   201,481,288 $    (77,457,767)
AST Capital Growth Asset Allocation Portfolio............ $ 2,269,338,268 $ (2,270,451,359)
AST Academic Strategies Asset Allocation Portfolio....... $ 1,989,589,685 $ (1,644,537,096)
AST Balanced Asset Allocation Portfolio.................. $ 2,158,973,130 $ (1,806,446,444)
AST Preservation Asset Allocation Portfolio.............. $ 1,314,078,308 $   (665,319,204)
AST First Trust Balanced Target Portfolio................ $ 1,228,892,348 $   (824,231,423)
AST First Trust Capital Appreciation Target Portfolio.... $ 1,844,805,924 $ (1,533,191,228)
AST Advanced Strategies Portfolio........................ $ 2,018,513,607 $ (1,364,504,889)
AST T. Rowe Price Large-Cap Growth Portfolio............. $   196,846,500 $   (160,606,623)
AST Money Market Portfolio............................... $   371,207,015 $   (263,677,112)
AST Small-Cap Growth Portfolio........................... $   116,304,529 $    (87,852,086)
AST PIMCO Total Return Bond Portfolio.................... $ 1,043,172,511 $   (803,162,414)
AST International Value Portfolio........................ $    60,813,936 $    (46,561,794)
AST International Growth Portfolio....................... $    81,292,285 $    (47,738,844)
NVIT Developing Markets Fund............................. $     2,365,782 $     (9,402,850)
AST Investment Grade Bond Portfolio...................... $18,935,684,663 $(11,698,771,856)
AST Western Asset Core Plus Bond Portfolio............... $   256,478,801 $   (169,177,044)
AST Bond Portfolio 2018.................................. $   227,245,710 $    (79,044,781)
AST Bond Portfolio 2019.................................. $     9,461,715 $    (15,129,375)
AST Global Real Estate Portfolio......................... $    41,545,551 $    (32,381,760)
AST Parametric Emerging Markets Equity Portfolio......... $   194,801,604 $   (173,470,556)
Franklin Templeton VIP Founding Funds Allocation Fund.... $ 1,563,405,759 $ (1,256,189,032)
AST Goldman Sachs Small-Cap Value Portfolio.............. $   139,025,983 $   (103,859,232)
AST CLS Growth Asset Allocation Portfolio................ $ 1,331,419,140 $ (1,020,791,620)
AST CLS Moderate Asset Allocation Portfolio.............. $ 1,224,750,594 $   (784,959,397)
AST Horizon Growth Asset Allocation Portfolio............ $   863,740,097 $   (604,842,437)
AST Horizon Moderate Asset Allocation Portfolio.......... $   829,661,711 $   (519,749,505)

                                      A57

                                                                        PURCHASES       SALES
                                                                       ------------ -------------
AST FI Pyramis(R) Asset Allocation Portfolio.......................... $787,743,088 $(526,150,314)
ProFund VP Consumer Services.......................................... $    308,645 $    (248,159)
ProFund VP Consumer Goods Portfolio................................... $    584,773 $    (351,820)
ProFund VP Financials................................................. $    442,160 $    (833,547)
ProFund VP Health Care................................................ $    804,065 $  (1,007,602)
ProFund VP Industrials................................................ $    299,582 $    (320,591)
ProFund VP Mid-Cap Growth............................................. $  1,258,813 $  (1,427,589)
ProFund VP Mid-Cap Value.............................................. $  1,025,249 $    (786,759)
ProFund VP Real Estate................................................ $    317,118 $    (624,174)
ProFund VP Small-Cap Growth........................................... $  1,207,763 $  (1,283,799)
ProFund VP Small-Cap Value............................................ $    726,617 $    (564,616)
ProFund VP Telecommunications......................................... $    159,589 $    (265,442)
ProFund VP Utilities.................................................. $    655,359 $    (418,797)
ProFund VP Large-Cap Growth........................................... $  1,057,632 $  (1,025,814)
ProFund VP Large-Cap Value............................................ $  2,234,915 $  (2,039,336)
AST Jennison Large-Cap Value Portfolio................................ $ 49,698,553 $ (35,627,538)
AST Jennison Large-Cap Growth Portfolio............................... $ 57,178,132 $ (38,453,058)
Credit Suisse Trust International Equity Flex III Portfolio........... $    188,255 $  (8,815,943)
AST Bond Portfolio 2020............................................... $  9,449,918 $ (24,720,913)
AST Bond Portfolio 2017............................................... $264,443,636 $(100,138,969)
AST Bond Portfolio 2021............................................... $342,842,551 $(156,201,064)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1.......... $      6,331 $  (1,953,181)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $     16,016 $    (243,199)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $     19,120 $    (603,005)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $     64,767 $    (294,317)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $     71,537 $    (698,920)
AST Bond Portfolio 2022............................................... $121,926,925 $ (41,525,813)
AST Quantitative Modeling Portfolio................................... $ 83,831,791 $  (1,177,837)
AST BlackRock Global Strategies Portfolio............................. $991,747,052 $(124,102,126)
Wells Fargo Advantage VT Opportunity Fund-Class 1..................... $  1,365,293 $     (95,325)
AST Prudential Core Bond Portfolio.................................... $ 11,622,490 $    (673,491)
AST Neuberger Berman Core Bond Portfolio.............................. $  5,208,355 $    (932,618)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to

                                      A58
        the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  171,807 $0.99939 to  $10.22387 $207,800   0.02%    1.00%  to   2.10%   -2.03% to   -0.96%
December 31, 2010  198,480 $1.01818 to  $10.32322 $242,080   0.03%    1.00%  to   2.45%   -2.36% to   -0.96%
December 31, 2009  193,139 $1.03827 to  $10.51904 $228,214   0.44%    1.00%  to   2.10%   -1.91% to   -0.60%
December 31, 2008  322,560 $1.05484 to  $10.69759 $382,009   2.58%    1.00%  to   2.45%    0.19% to    1.63%
December 31, 2007  244,095 $1.04749 to  $10.66982 $291,003   4.93%    1.00%  to   2.20%    2.79% to    3.63%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  102,710 $1.86014 to  $ 2.24741 $230,380   4.29%    1.35%  to   1.65%    5.78% to    6.08%
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  127,376 $1.61669 to  $ 1.94392 $247,133   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  144,786 $1.36361 to  $ 1.63556 $236,342   5.11%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  177,980 $1.43562 to  $ 1.71791 $305,167   5.00%    1.35%  to   1.65%    4.00% to    4.31%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  103,849 $1.15047 to  $ 1.96226 $188,373   0.68%    1.35%  to   2.00%   -5.36% to   -4.75%
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%    1.35%  to   2.00%    9.71% to   10.41%
December 31, 2009  137,058 $1.10036 to  $ 1.86775 $236,025   1.60%    1.35%  to   2.00%   35.47% to   36.32%
December 31, 2008  155,514 $0.80955 to  $ 1.37073 $197,063   1.44%    1.35%  to   2.00%  -39.37% to  -38.98%
December 31, 2007  183,783 $1.33060 to  $ 2.24766 $382,486   1.01%    1.35%  to   2.00%    7.17% to    7.86%

                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011    7,096 $1.91077 to  $ 1.91077 $ 13,559   1.97%    1.40%  to   1.40%    2.90% to    2.90%
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%
December 31, 2009    9,162 $1.68077 to  $ 1.68077 $ 15,399   3.51%    1.40%  to   1.40%   18.30% to   18.30%
December 31, 2008   10,713 $1.42078 to  $ 1.42078 $ 15,220   2.99%    1.40%  to   1.40%  -25.86% to  -25.86%
December 31, 2007   13,097 $1.91640 to  $ 1.91640 $ 25,100   2.25%    1.40%  to   1.40%    4.89% to    4.89%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   10,584 $1.91117 to  $ 1.91117 $ 20,228   2.28%    1.40%  to   1.40%    3.16% to    3.16%
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%
December 31, 2009   14,098 $1.68120 to  $ 1.68120 $ 23,701   3.77%    1.40%  to   1.40%   18.36% to   18.36%
December 31, 2008   16,534 $1.42042 to  $ 1.42042 $ 23,485   3.49%    1.40%  to   1.40%  -22.49% to  -22.49%
December 31, 2007   20,216 $1.83259 to  $ 1.83259 $ 37,048   2.81%    1.40%  to   1.40%    4.65% to    4.65%

                                      A59

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  154,555 $1.27064 to  $ 2.51241 $283,061   1.02%    1.35%  to   2.00%   -7.43% to   -6.83%
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%
December 31, 2009  112,546 $1.22726 to  $10.34659 $228,866   2.07%    1.35%  to   2.00%   38.67% to   40.04%
December 31, 2008  129,517 $0.88118 to  $ 1.71665 $188,188   1.86%    1.35%  to   2.00%  -43.43% to  -43.07%
December 31, 2007  158,069 $1.55562 to  $ 3.01663 $400,689   1.31%    1.35%  to   2.00%    1.15% to    1.81%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   59,815 $1.74036 to  $12.08103 $219,331   7.45%    1.35%  to   2.50%    2.54% to    3.69%
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%
December 31, 2009   77,867 $1.50037 to  $10.36252 $250,477   5.55%    1.35%  to   2.00%    3.33% to   45.21%
December 31, 2008   74,439 $1.03639 to  $ 1.28867 $ 95,747   8.53%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007   95,300 $1.35549 to  $ 1.68122 $159,924   7.01%    1.35%  to   1.65%    0.96% to    1.26%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011    1,345 $7.43963 to  $ 7.43963 $ 10,005   0.19%    1.40%  to   1.40%  -20.15% to  -20.15%
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%
December 31, 2009    1,900 $7.38206 to  $ 7.38206 $ 14,027   0.72%    1.40%  to   1.40%   74.66% to   74.66%
December 31, 2008    2,069 $4.22664 to  $ 4.22664 $  8,745   0.79%    1.40%  to   1.40%  -53.65% to  -53.65%
December 31, 2007    2,521 $9.11983 to  $ 9.11983 $ 22,994   0.60%    1.40%  to   1.40%   46.23% to   46.23%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  169,900 $0.86409 to  $ 1.97156 $276,321   1.62%    1.35%  to   2.00%   -0.05% to    0.60%
December 31, 2010  197,334 $0.86195 to  $ 1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%
December 31, 2009  224,226 $0.76501 to  $ 1.73514 $319,014   2.82%    1.35%  to   2.00%   23.61% to   24.41%
December 31, 2008  252,566 $0.61713 to  $ 1.39552 $288,792   2.26%    1.35%  to   2.00%  -38.18% to  -37.77%
December 31, 2007  299,309 $0.99525 to  $ 2.24407 $551,545   1.51%    1.35%  to   2.00%    3.03% to    3.69%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   39,339 $0.79560 to  $ 1.73216 $ 59,072   1.57%    1.35%  to   2.00%   -8.80% to   -8.21%
December 31, 2010   45,509 $0.86969 to  $ 1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%
December 31, 2009   51,131 $0.78450 to  $ 1.69810 $ 74,998   2.91%    1.35%  to   2.00%   28.83% to   29.64%
December 31, 2008   57,722 $0.60723 to  $ 1.31055 $ 65,031   1.82%    1.35%  to   2.00%  -44.04% to  -43.68%
December 31, 2007   67,856 $1.08191 to  $ 2.32839 $135,883   1.05%    1.35%  to   2.00%    8.30% to    9.00%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  156,398 $0.71775 to  $ 2.08665 $263,805   0.30%    1.35%  to   2.00%   -1.67% to   -1.03%
December 31, 2010  182,468 $0.72779 to  $ 2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%
December 31, 2009  193,983 $0.66114 to  $ 1.91072 $302,738   0.68%    1.35%  to   2.00%   40.23% to   41.12%
December 31, 2008  223,476 $0.47008 to  $ 1.35460 $246,262   0.52%    1.35%  to   2.00%  -38.51% to  -38.11%
December 31, 2007  269,108 $0.76233 to  $ 2.19002 $479,398   0.28%    1.35%  to   2.00%    9.79% to   10.50%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   19,186 $2.10724 to  $ 3.18624 $ 53,031   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   22,234 $2.13000 to  $ 3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   24,533 $1.71932 to  $ 2.58701 $ 55,161   1.86%    1.35%  to   1.65%   23.16% to   23.51%
December 31, 2008   28,369 $1.39606 to  $ 2.09568 $ 51,677   1.16%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   35,286 $2.05789 to  $ 3.08163 $ 94,435   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%

                                       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   16,365 $0.92976 to  $ 1.26936 $ 20,660   1.48%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   18,469 $1.08424 to  $ 1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   19,690 $0.96293 to  $ 1.30828 $ 25,610   2.73%    1.35%  to   1.65%   49.91% to   50.37%
December 31, 2008   21,047 $0.64232 to  $ 0.87049 $ 18,227   1.89%    1.35%  to   1.65%  -49.54% to  -49.39%
December 31, 2007   24,452 $1.27297 to  $ 1.72087 $ 41,885   1.33%    1.35%  to   1.65%   11.19% to   11.52%

                                          T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   31,233 $1.34518 to  $ 2.08566 $ 64,734   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   34,755 $1.37716 to  $ 2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   38,561 $1.21705 to  $ 1.87780 $ 71,894   2.00%    1.35%  to   1.65%   23.56% to   23.93%
December 31, 2008   43,431 $0.98503 to  $ 1.51606 $ 65,377   2.30%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   52,567 $1.56731 to  $ 2.40627 $125,668   1.67%    1.35%  to   1.65%    1.58% to    1.88%

                                      A60

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  -------- ---------- -----------------  ------------------
                                             INVESCO V.I. CORE EQUITY FUND
                   ------------------------------------------------------------------------------------
December 31, 2011  49,252 $0.93773 to  $1.78573 $ 86,494   0.94%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010  56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009  64,231 $0.88500 to  $1.67706 $106,158   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008  72,675 $0.70126 to  $1.32547 $ 95,030   2.04%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007  87,692 $1.02044 to  $1.92405 $166,656   1.04%    1.35%  to   1.65%    6.35% to    6.66%

                                  JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2011  35,341 $0.73068 to  $1.52032 $ 52,765   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010  40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009  45,286 $0.69604 to  $1.44140 $ 64,093   0.53%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008  51,812 $0.51888 to  $1.07198 $ 54,523   0.73%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007  61,484 $0.87503 to  $1.80324 $109,043   0.70%    1.35%  to   1.65%   13.21% to   13.55%

                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2011  32,274 $1.68615 to  $3.04341 $ 96,776   0.47%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009  42,555 $2.04970 to  $3.68158 $154,549   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008  48,523 $1.16037 to  $2.07911 $ 99,657   1.20%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007  58,643 $2.46327 to  $4.40276 $254,812   0.61%    1.35%  to   1.65%   26.22% to   26.60%

                                        MFS(R) RESEARCH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2011  10,468 $1.00196 to  $1.62522 $ 16,928   0.85%    1.35%  to   1.65%   -2.07% to   -1.78%
December 31, 2010  11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%
December 31, 2009  13,511 $0.89726 to  $1.44843 $ 19,464   1.49%    1.35%  to   1.65%   28.43% to   28.80%
December 31, 2008  15,464 $0.69863 to  $1.12501 $ 17,310   0.54%    1.35%  to   1.65%  -37.13% to  -36.94%
December 31, 2007  18,594 $1.11117 to  $1.78496 $ 33,009   0.72%    1.35%  to   1.65%   11.36% to   11.69%

                                         MFS(R) GROWTH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2011  30,886 $0.88728 to  $1.65595 $ 50,595   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009  40,132 $0.79756 to  $1.48114 $ 59,016   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008  45,316 $0.58889 to  $1.09086 $ 49,106   0.23%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007  54,292 $0.95653 to  $1.76744 $ 95,336   0.00%    1.35%  to   1.65%   19.20% to   19.55%

                                            AMERICAN CENTURY VP VALUE FUND
                   ------------------------------------------------------------------------------------
December 31, 2011  12,509 $1.63512 to  $1.98177 $ 24,681   2.03%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009  15,043 $1.47454 to  $1.77852 $ 26,635   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008  17,240 $1.25041 to  $1.50461 $ 25,826   2.56%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007  21,699 $1.73593 to  $2.08379 $ 44,987   1.66%    1.35%  to   1.65%   -6.68% to   -6.41%

                             FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2011  14,860 $1.02535 to  $1.77574 $ 25,731   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009  17,918 $0.87224 to  $1.50320 $ 26,268   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008  19,232 $0.61753 to  $1.06167 $ 19,939   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007  22,773 $1.09168 to  $1.87203 $ 41,618   0.00%    1.35%  to   1.65%    9.41% to    9.75%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011  29,076 $1.56151 to  $1.65810 $ 48,160   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009  35,692 $1.56131 to  $1.64969 $ 58,835   0.48%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008  38,183 $1.00550 to  $1.05981 $ 40,440   0.56%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007  44,588 $1.67967 to  $1.76615 $ 78,700   0.56%    1.35%  to   1.65%    8.79% to    9.12%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2011  27,280 $1.00779 to  $1.04304 $ 28,266   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  31,083 $1.06904 to  $1.10314 $ 34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009  34,701 $0.96368 to  $0.99157 $ 34,218   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008  39,032 $0.74684 to  $0.76620 $ 29,758   0.93%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007  48,817 $1.27220 to  $1.30132 $ 63,255   1.06%    1.35%  to   1.65%    2.92% to    3.24%

                                      A61

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                  ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   -----------------------------------------------------------------------------------------
December 31, 2011    7,628 $ 0.57787 to  $ 0.59869 $    4,532   0.09%    1.35%  to   1.65%   -4.83% to   -4.56%
December 31, 2010    8,341 $ 0.60717 to  $ 0.62731 $    5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009    9,659 $ 0.56193 to  $ 0.57885 $    5,555   0.00%    1.35%  to   1.65%   34.88% to   35.31%
December 31, 2008   10,045 $ 0.41663 to  $ 0.42781 $    4,273   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   11,891 $ 0.70378 to  $ 0.72051 $    8,527   0.00%    1.35%  to   1.65%   11.76% to   12.10%

                                          PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   62,060 $ 1.36006 to  $ 1.79660 $  103,381   0.68%    1.35%  to   2.00%   -4.67% to   -4.06%
December 31, 2010   72,892 $ 1.42540 to  $ 1.87355 $  127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%
December 31, 2009   84,747 $ 1.15021 to  $ 1.50448 $  119,017   1.52%    1.35%  to   2.00%   28.23% to   29.05%
December 31, 2008   94,790 $ 0.89606 to  $ 1.16633 $  103,259   1.11%    1.35%  to   2.00%  -31.87% to  -31.43%
December 31, 2007  113,884 $ 1.31385 to  $ 1.70189 $  181,132   0.71%    1.35%  to   2.00%   -5.53% to   -4.92%

                                        JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   -----------------------------------------------------------------------------------------
December 31, 2011   11,019 $ 0.60888 to  $ 1.36100 $   10,839   0.43%    1.40%  to   2.00%   -7.39% to   -6.84%
December 31, 2010   13,323 $ 0.65560 to  $ 1.46090 $   13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%
December 31, 2009   16,117 $ 0.58350 to  $ 1.29652 $   14,998   0.39%    1.40%  to   2.00%   33.34% to   34.14%
December 31, 2008   18,115 $ 0.43625 to  $ 0.96655 $   12,589   0.58%    1.40%  to   2.00%  -41.05% to  -40.70%
December 31, 2007   20,946 $ 0.73781 to  $ 1.62992 $   24,219   0.58%    1.40%  to   2.00%   12.54% to   13.21%

                                  PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   69,627 $ 1.12252 to  $ 2.49218 $  128,003   0.59%    1.35%  to   2.00%    0.22% to    0.86%
December 31, 2010   84,602 $ 1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%
December 31, 2009   63,068 $ 0.94298 to  $ 2.08159 $   96,283   0.74%    1.35%  to   2.00%   39.10% to   40.00%
December 31, 2008   71,243 $ 0.67589 to  $ 1.48767 $   77,729   0.30%    1.35%  to   2.00%  -37.48% to  -37.08%
December 31, 2007   87,699 $ 1.07786 to  $ 2.36566 $  151,175   0.31%    1.35%  to   2.00%   14.52% to   15.25%

                          PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO (EXPIRED APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2011        0 $       0 to  $       0 $        0   0.00%    1.35%  to   2.75%    5.65% to    6.12%
December 31, 2010  314,272 $ 1.04647 to  $11.11512 $  635,833   1.96%    1.35%  to   2.75%   10.85% to   12.37%
December 31, 2009  358,633 $ 0.93437 to  $ 9.94403 $  636,634   2.20%    1.35%  to   2.75%   22.84% to   24.54%
December 31, 2008  410,509 $ 0.75284 to  $ 8.02802 $  576,128   1.71%    1.35%  to   2.75%  -38.07% to  -37.21%
December 31, 2007  486,656 $ 1.20299 to  $12.85451 $1,076,920   1.43%    1.35%  to   2.75%    6.29% to    7.77%

                                        PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   35,232 $ 0.63438 to  $ 1.56912 $   41,592   1.32%    1.35%  to   2.00%  -16.58% to  -16.04%
December 31, 2010   41,904 $ 0.75821 to  $ 1.86993 $   58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%
December 31, 2009   48,242 $ 0.67634 to  $ 1.66303 $   59,612   2.20%    1.35%  to   2.00%   34.47% to   35.33%
December 31, 2008   54,358 $ 0.50159 to  $ 1.22951 $   48,943   1.65%    1.35%  to   2.00%  -51.27% to  -50.96%
December 31, 2007   63,064 $ 1.02639 to  $ 2.50846 $  114,846   0.68%    1.35%  to   2.00%   17.19% to   17.94%

                                        PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   29,946 $ 0.92278 to  $ 1.60798 $   39,901   2.49%    1.40%  to   2.00%  -14.80% to  -14.29%
December 31, 2010   35,175 $ 1.07986 to  $ 1.88082 $   54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%
December 31, 2009   41,016 $ 0.99108 to  $ 1.72527 $   57,944   3.14%    1.40%  to   2.00%   29.75% to   30.52%
December 31, 2008   46,484 $ 0.76162 to  $ 1.32501 $   50,078   2.78%    1.40%  to   2.00%  -45.16% to  -44.83%
December 31, 2007   60,179 $ 1.38459 to  $ 2.40793 $  116,626   2.04%    1.40%  to   2.00%   15.75% to   16.44%

                                        AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    9,455 $ 7.28539 to  $12.53734 $   86,332   1.05%    0.55%  to   3.25%  -15.50% to   -6.04%
December 31, 2010    6,153 $ 7.59413 to  $13.52811 $   60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%
December 31, 2009    2,660 $ 6.96102 to  $12.21751 $   21,591   3.03%    0.95%  to   2.95%   16.39% to   20.67%
December 31, 2008    1,268 $ 6.41698 to  $ 7.21408 $    8,747   1.64%    1.15%  to   2.40%  -42.08% to  -36.88%
December 31, 2007    1,200 $11.34013 to  $12.33375 $   14,251   1.20%    1.15%  to   2.10%    2.95% to    3.93%

                                       AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    6,970 $ 8.24244 to  $14.15216 $   73,988   1.02%    0.55%  to   3.15%   -5.83% to    3.00%
December 31, 2010    4,547 $ 8.07352 to  $13.93020 $   46,365   1.07%    0.55%  to   3.15%    6.83% to   12.77%
December 31, 2009    1,691 $ 7.27792 to  $12.47459 $   14,155   2.22%    0.95%  to   2.95%   15.01% to   23.81%
December 31, 2008      873 $ 6.57914 to  $ 7.56473 $    6,322   2.15%    1.00%  to   2.40%  -36.28% to  -30.56%
December 31, 2007      715 $10.76521 to  $11.75498 $    8,119   2.25%    1.15%  to   2.05%   -2.12% to   -1.25%

                                      A62

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  141,598 $ 9.34142 to  $12.88722 $1,453,229   1.58%    0.55%  to   3.25%   -6.51% to   -3.91%
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%
December 31, 2009   22,057 $ 9.00260 to  $12.39836 $  217,747   0.99%    0.95%  to   2.95%   22.19% to   26.21%
December 31, 2008    3,114 $ 7.13279 to  $ 8.26716 $   24,553   1.96%    0.95%  to   2.65%  -32.00% to  -27.07%
December 31, 2007    1,579 $10.87140 to  $12.00848 $   18,235   3.52%    1.00%  to   2.65%    6.09% to    7.67%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    7,109 $ 8.82419 to  $19.17281 $   87,243   0.74%    0.55%  to   3.25%   -6.17% to    6.00%
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%
December 31, 2009    1,873 $ 6.56219 to  $14.52687 $   17,283   2.75%    0.95%  to   2.95%   28.83% to   51.09%
December 31, 2008    1,380 $ 5.02371 to  $ 8.21151 $   10,255   4.90%    1.00%  to   2.40%  -36.58% to  -35.69%
December 31, 2007    1,384 $ 7.81223 to  $12.82033 $   16,506   3.58%    1.00%  to   2.50%  -21.90% to  -20.85%

                                     AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   76,239 $ 9.75906 to  $12.08786 $  808,699   0.90%    0.55%  to   3.25%   -3.02% to   -0.32%
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%
December 31, 2009   26,845 $ 9.38319 to  $11.67943 $  282,556   0.82%    0.95%  to   2.95%   15.12% to   20.87%
December 31, 2008   12,707 $ 7.82060 to  $ 9.52935 $  113,204   0.32%    0.95%  to   2.75%  -21.01% to  -18.39%
December 31, 2007    3,548 $10.39915 to  $11.72906 $   39,597   1.61%    1.15%  to   2.65%   -0.70% to    0.78%

                                               AST BLACKROCK VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    5,454 $ 7.80945 to  $13.74775 $   54,139   0.80%    0.55%  to   3.25%  -10.70% to   -1.04%
December 31, 2010    2,189 $ 7.92255 to  $14.08474 $   21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%
December 31, 2009    1,483 $ 7.11289 to  $12.77034 $   12,662   0.86%    0.95%  to   2.95%   15.49% to   26.46%
December 31, 2008    1,121 $ 6.32963 to  $ 7.95205 $    8,361   2.41%    1.00%  to   2.40%  -38.77% to  -37.92%
December 31, 2007    1,646 $10.19617 to  $12.86054 $   20,277   1.06%    1.00%  to   2.45%   -1.25% to    0.02%

                          AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (EXPIRED APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2011        0 $       0 to  $       0 $        0   0.00%    0.55%  to   3.10%   11.62% to   12.57%
December 31, 2010    2,396 $ 8.73801 to  $14.24972 $   25,254   0.00%    0.55%  to   2.95%   13.76% to   19.14%
December 31, 2009      915 $ 7.41439 to  $12.07932 $    7,373   0.00%    0.95%  to   2.95%   19.69% to   21.59%
December 31, 2008      487 $ 6.17342 to  $ 7.28449 $    3,314   0.00%    0.95%  to   2.40%  -43.89% to  -43.08%
December 31, 2007      466 $10.96429 to  $12.85490 $    5,667   0.00%    1.00%  to   2.05%   16.32% to   17.36%

                                                  AST HIGH YIELD PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    9,602 $ 9.75907 to  $14.11698 $  107,095   6.86%    0.55%  to   3.25%   -2.53% to    2.61%
December 31, 2010    6,243 $10.64904 to  $13.94919 $   69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%
December 31, 2009    1,858 $ 9.86035 to  $12.52966 $   19,507   3.94%    0.95%  to   2.90%   24.31% to   34.28%
December 31, 2008      769 $ 7.42367 to  $ 7.97763 $    6,054   8.92%    0.95%  to   2.40%  -27.29% to  -25.76%
December 31, 2007      807 $10.58506 to  $10.86456 $    8,670   9.83%    1.15%  to   2.15%    0.31% to    1.31%

                                         AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    5,925 $ 7.99180 to  $14.40189 $   59,777   0.45%    0.55%  to   3.25%  -19.59% to  -13.59%
December 31, 2010    3,503 $ 9.80048 to  $16.89809 $   40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%
December 31, 2009    1,490 $ 7.46424 to  $12.99734 $   12,797   0.20%    0.95%  to   2.55%   29.38% to   31.41%
December 31, 2008      741 $ 5.92475 to  $ 7.39352 $    5,080   0.00%    1.15%  to   2.40%  -45.41% to  -38.18%
December 31, 2007      899 $10.81494 to  $13.40975 $   11,436   0.00%    1.15%  to   2.45%    8.54% to    9.94%

                                                AST MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    3,655 $ 8.68256 to  $15.20886 $   39,679   0.70%    0.55%  to   3.25%  -12.84% to   -3.98%
December 31, 2010    2,712 $ 9.84588 to  $16.05923 $   30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%
December 31, 2009      919 $ 8.24232 to  $13.24524 $    8,484   1.75%    0.95%  to   2.95%   31.78% to   37.58%
December 31, 2008      519 $ 6.33563 to  $ 7.22665 $    3,559   1.05%    1.15%  to   2.40%  -39.58% to  -34.05%
December 31, 2007      540 $10.44960 to  $11.84309 $    6,093   0.38%    1.15%  to   2.05%    0.68% to    1.58%

                                               AST SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    4,291 $ 8.56576 to  $14.76666 $   45,405   0.60%    0.55%  to   3.25%  -13.58% to   -6.49%
December 31, 2010    3,661 $10.21456 to  $16.01106 $   41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%
December 31, 2009    1,917 $ 8.19364 to  $12.95541 $   17,742   1.67%    0.95%  to   2.95%   24.02% to   29.87%
December 31, 2008    1,506 $ 6.56669 to  $ 8.14863 $   11,281   1.14%    1.00%  to   2.40%  -31.37% to  -25.48%
December 31, 2007    1,043 $ 9.43656 to  $11.75648 $   11,457   0.98%    1.00%  to   2.50%   -7.92% to   -6.69%

                                      A63

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                     AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   5,661 $ 8.95362 to  $13.09897 $ 58,548   0.16%    0.55%  to   3.25%  -10.43% to   -4.48%
December 31, 2010   5,727 $ 9.78196 to  $13.90429 $ 63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%
December 31, 2009   3,085 $ 8.95378 to  $12.85313 $ 32,211   0.00%    0.95%  to   2.95%   27.10% to   47.99%
December 31, 2008   1,115 $ 6.05017 to  $ 7.74360 $  8,051   0.14%    0.95%  to   2.40%  -41.67% to  -34.07%
December 31, 2007   1,013 $11.42452 to  $13.14587 $ 12,624   0.00%    1.00%  to   2.10%   11.64% to   12.69%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   8,276 $ 8.81982 to  $15.09953 $ 93,020   0.00%    0.55%  to   3.25%  -11.35% to   -3.51%
December 31, 2010   7,400 $10.81269 to  $15.86600 $ 88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%
December 31, 2009   2,818 $ 9.33692 to  $13.49906 $ 30,759   0.00%    0.95%  to   2.95%   33.32% to   55.61%
December 31, 2008     953 $ 6.59238 to  $ 7.63476 $  6,917   0.00%    1.00%  to   2.40%  -42.18% to  -35.31%
December 31, 2007     919 $11.48986 to  $13.07586 $ 11,535   0.00%    1.00%  to   2.50%   16.42% to   17.98%

                                              AST LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  12,016 $ 6.95898 to  $13.29726 $105,206   1.21%    0.55%  to   3.25%  -10.31% to   -4.71%
December 31, 2010   8,210 $ 7.33176 to  $14.14819 $ 73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%
December 31, 2009   7,331 $ 6.54070 to  $12.74667 $ 56,990   2.87%    0.95%  to   2.95%   16.63% to   26.67%
December 31, 2008   7,349 $ 5.52836 to  $ 6.82177 $ 48,882   2.22%    0.95%  to   2.40%  -42.86% to  -39.90%
December 31, 2007   1,453 $ 9.84473 to  $11.82253 $ 16,500   1.17%    1.00%  to   2.50%   -5.37% to   -4.10%

                                       AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  20,912 $10.42419 to  $14.54337 $245,855   1.20%    0.55%  to   3.25%    4.25% to    9.56%
December 31, 2010   4,379 $10.70748 to  $13.45763 $ 50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%
December 31, 2009   1,958 $10.22891 to  $12.09710 $ 21,733   7.38%    0.95%  to   2.90%   19.82% to   33.34%
December 31, 2008   1,183 $ 8.17364 to  $ 8.54833 $  9,951   8.49%    1.15%  to   2.40%  -25.05% to  -24.13%
December 31, 2007   1,292 $10.32185 to  $11.29424 $ 14,416   6.93%    1.00%  to   2.45%    3.54% to    4.87%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  11,182 $ 8.89389 to  $14.53184 $117,841   0.30%    0.55%  to   3.25%   -8.96% to   -1.46%
December 31, 2010   9,228 $ 9.06112 to  $14.95140 $ 99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%
December 31, 2009   5,649 $ 7.63844 to  $12.72864 $ 50,094   0.84%    0.95%  to   2.95%   26.37% to   28.54%
December 31, 2008   4,708 $ 6.23147 to  $ 7.27809 $ 33,179   0.51%    1.00%  to   2.40%  -44.98% to  -39.89%
December 31, 2007   2,732 $11.47337 to  $13.09923 $ 34,478   0.21%    1.00%  to   2.50%   12.15% to   13.65%

                                                AST MFS GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   3,218 $ 9.10275 to  $13.12223 $ 33,301   0.36%    0.55%  to   3.25%   -7.50% to   -1.14%
December 31, 2010   2,603 $ 9.24407 to  $13.45761 $ 27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%
December 31, 2009     986 $ 8.27409 to  $12.16473 $  9,338   0.16%    0.95%  to   2.95%   20.52% to   23.13%
December 31, 2008     674 $ 6.96848 to  $ 8.31391 $  5,322   0.26%    1.00%  to   2.40%  -37.80% to  -31.22%
December 31, 2007     521 $11.68399 to  $13.23519 $  6,623   0.04%    1.15%  to   2.50%   12.29% to   13.79%

                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   8,614 $ 9.20532 to  $15.58152 $100,645   0.00%    0.55%  to   3.25%   -7.23% to    1.13%
December 31, 2010   5,335 $ 9.35229 to  $15.62143 $ 64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%
December 31, 2009   2,096 $ 7.52062 to  $12.37664 $ 20,645   0.00%    0.95%  to   2.95%   23.25% to   28.57%
December 31, 2008   1,398 $ 6.43407 to  $ 8.62745 $ 11,182   0.00%    1.15%  to   2.40%  -44.52% to  -36.46%
December 31, 2007   1,637 $12.18878 to  $15.39741 $ 23,863   0.00%    1.15%  to   2.15%   19.62% to   20.81%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011   8,187 $ 8.70651 to  $15.90297 $ 86,810   0.99%    0.55%  to   3.25%  -12.72% to   -3.02%
December 31, 2010   7,174 $ 9.62757 to  $16.62562 $ 78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%
December 31, 2009   3,024 $ 7.99019 to  $13.73161 $ 26,629   1.77%    0.95%  to   2.90%   34.71% to   39.32%
December 31, 2008   1,606 $ 5.79288 to  $ 6.90162 $ 10,553   1.70%    0.95%  to   2.40%  -43.61% to  -37.17%
December 31, 2007   1,766 $10.24685 to  $12.12014 $ 20,640   0.75%    1.00%  to   2.05%    1.09% to    1.99%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2011  15,357 $ 9.86766 to  $12.18917 $164,143   0.86%    0.55%  to   3.25%   -1.07% to    1.68%
December 31, 2010   9,358 $ 9.97411 to  $12.07057 $102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%
December 31, 2009   4,168 $10.42590 to  $11.78015 $ 48,312   5.30%    0.95%  to   2.95%    4.36% to    9.19%
December 31, 2008   2,767 $ 9.71676 to  $10.83660 $ 29,608   5.18%    1.00%  to   2.40%   -2.91% to    0.11%
December 31, 2007   1,059 $10.47408 to  $10.86715 $ 11,400   5.72%    1.00%  to   2.45%    4.23% to    5.58%

                                      A64

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    5,793 $ 7.30270 to  $13.84402 $   53,933   1.15%    0.55%  to   3.25%  -10.17% to   -2.18%
December 31, 2010    4,615 $ 7.31183 to  $14.34884 $   43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%
December 31, 2009    2,161 $ 6.68122 to  $12.91774 $   16,542   3.44%    0.95%  to   2.95%   20.89% to   27.90%
December 31, 2008      798 $ 5.65507 to  $ 6.73924 $    5,075   3.35%    1.00%  to   2.40%  -43.25% to  -42.46%
December 31, 2007      862 $ 9.82815 to  $11.75873 $    9,668   1.79%    1.00%  to   2.15%   -5.61% to   -4.67%

                                             AST QMA US EQUITY ALPHA PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    2,688 $ 8.14600 to  $14.68191 $   27,992   0.73%    0.55%  to   2.95%    0.50% to    2.89%
December 31, 2010    1,934 $ 7.98785 to  $14.46757 $   19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%
December 31, 2009      983 $ 7.12555 to  $12.82018 $    7,830   1.73%    0.95%  to   2.95%   18.97% to   27.22%
December 31, 2008      754 $ 5.90465 to  $ 7.04101 $    5,014   2.28%    0.95%  to   2.40%  -40.16% to  -39.29%
December 31, 2007      749 $10.70742 to  $11.65038 $    8,305   2.05%    1.15%  to   2.05%    0.02% to    0.92%

                                       AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   21,581 $ 7.67745 to  $13.57744 $  220,749   0.61%    0.55%  to   3.25%  -22.38% to  -15.39%
December 31, 2010   18,820 $ 9.78665 to  $16.26883 $  237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%
December 31, 2009    9,564 $ 8.23044 to  $13.76951 $  111,200   1.38%    0.95%  to   2.95%   32.80% to   47.95%
December 31, 2008    6,046 $ 5.58255 to  $ 9.18555 $   50,318   0.62%    1.00%  to   2.40%  -51.16% to  -45.19%
December 31, 2007    5,783 $13.49811 to  $18.62348 $  101,044   0.63%    1.00%  to   2.45%   37.13% to   38.90%

                                        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  229,101 $ 9.50439 to  $13.30691 $2,473,645   1.10%    0.55%  to   3.25%   -4.90% to    1.42%
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to   10.49%
December 31, 2009   42,023 $ 9.03658 to  $12.15888 $  421,914   2.06%    0.95%  to   2.95%   20.34% to   22.97%
December 31, 2008   16,314 $ 7.43372 to  $ 8.81488 $  135,699   1.83%    0.95%  to   2.65%  -27.86% to  -23.34%
December 31, 2007   12,963 $10.57860 to  $12.06970 $  149,839   1.72%    1.00%  to   2.65%    3.56% to    5.11%

                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    8,288 $ 8.75800 to  $13.97222 $   87,581   0.51%    0.55%  to   3.25%  -12.73% to   -3.66%
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to   10.99%
December 31, 2009    1,713 $ 8.77866 to  $13.37974 $   18,281   1.77%    0.95%  to   2.95%   28.43% to   32.84%
December 31, 2008      924 $ 7.15759 to  $ 9.03881 $    7,771   1.24%    1.00%  to   2.40%  -35.54% to  -28.62%
December 31, 2007      832 $10.95164 to  $13.88494 $   10,944   2.53%    1.00%  to   2.05%    7.19% to    8.15%

                                        AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    9,785 $ 7.70131 to  $12.74350 $   90,598   1.40%    0.55%  to   3.25%  -18.08% to   -9.65%
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to    7.63%
December 31, 2009    3,788 $ 8.06067 to  $13.60349 $   36,077   3.65%    0.95%  to   2.95%   32.70% to   34.60%
December 31, 2008    1,881 $ 5.98845 to  $ 8.06508 $   13,887   2.59%    0.95%  to   2.40%  -42.76% to  -36.31%
December 31, 2007    1,777 $10.97941 to  $13.95132 $   23,122   1.69%    1.00%  to   2.50%    6.76% to    8.19%

                                          AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   10,426 $ 9.89515 to  $12.88781 $  113,539   2.50%    0.55%  to   3.25%   -1.04% to    3.55%
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to    4.75%
December 31, 2009    2,631 $10.44910 to  $11.97584 $   30,156   7.16%    0.95%  to   2.55%    9.49% to   11.06%
December 31, 2008    2,190 $ 9.44110 to  $10.80461 $   22,605   5.04%    1.00%  to   2.40%   -5.95% to   -3.40%
December 31, 2007    1,472 $10.42389 to  $11.20170 $   15,781   3.92%    1.15%  to   2.45%    7.01% to    8.39%

                                     AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   29,416 $ 8.08980 to  $13.60557 $  265,956   0.27%    0.55%  to   3.25%  -12.57% to   -4.36%
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to   13.56%
December 31, 2009   16,369 $ 7.44914 to  $12.77693 $  141,974   1.06%    0.95%  to   2.95%    1.10% to   27.22%
December 31, 2008    5,852 $ 5.85514 to  $ 7.01024 $   39,367   0.72%    0.95%  to   2.40%  -43.68% to  -37.29%
December 31, 2007    5,323 $11.05096 to  $12.32551 $   63,388   0.16%    1.00%  to   2.65%    6.72% to    8.31%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  287,989 $ 8.76109 to  $13.11625 $2,893,895   0.51%    0.55%  to   3.25%   -9.16% to   -2.96%
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to   12.31%
December 31, 2009  182,179 $ 8.15083 to  $12.32315 $1,672,572   1.87%    0.95%  to   2.95%   21.96% to   24.15%
December 31, 2008  113,271 $ 6.59783 to  $ 7.79077 $  849,426   0.98%    0.95%  to   2.75%  -36.68% to  -31.11%
December 31, 2007  126,428 $11.01224 to  $12.14221 $1,492,030   0.24%    1.00%  to   2.75%    6.78% to    8.48%

                                      A65

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                     AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  269,022 $ 8.98306 to  $12.82397 $2,725,760   0.62%    0.55%  to   3.25%   -5.82% to   -3.20%
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to   10.91%
December 31, 2009  135,488 $ 8.48293 to  $12.22943 $1,275,037   2.33%    0.95%  to   2.95%   21.03% to   23.19%
December 31, 2008   99,125 $ 6.92031 to  $ 7.99594 $  766,747   1.13%    0.95%  to   2.75%  -33.66% to  -28.71%
December 31, 2007  103,751 $10.91282 to  $11.89376 $1,203,763   0.37%    1.00%  to   2.75%    6.27% to    7.96%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  339,582 $ 9.27105 to  $12.86748 $3,548,073   0.63%    0.55%  to   3.25%   -7.28% to   -1.76%
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to   11.26%
December 31, 2009  196,484 $ 8.76833 to  $12.05401 $1,919,182   1.22%    0.95%  to   2.95%    0.42% to   22.14%
December 31, 2008   53,051 $ 7.30442 to  $ 8.27064 $  424,592   1.06%    0.95%  to   2.75%  -30.61% to  -26.37%
December 31, 2007   36,429 $10.86097 to  $11.76251 $  418,781   0.33%    1.00%  to   2.75%    6.14% to    7.83%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  264,390 $ 9.60825 to  $12.48452 $2,869,173   0.90%    0.55%  to   3.25%   -3.91% to    0.44%
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to    9.53%
December 31, 2009  115,717 $ 9.58079 to  $11.61945 $1,210,537   0.92%    0.95%  to   2.95%   -0.03% to   18.91%
December 31, 2008   30,030 $ 8.12914 to  $ 9.09941 $  265,987   0.81%    0.95%  to   2.75%  -21.64% to  -18.78%
December 31, 2007   11,972 $10.96110 to  $11.45988 $  134,485   0.30%    1.15%  to   2.75%    5.80% to    7.48%

                                         AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  130,049 $ 8.78893 to  $13.34133 $1,346,840   1.74%    0.55%  to   3.25%   -6.65% to   -2.05%
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to   13.29%
December 31, 2009   37,024 $ 8.03026 to  $12.30994 $  325,778   3.84%    0.95%  to   2.95%   20.65% to   23.42%
December 31, 2008   18,094 $ 6.57782 to  $ 7.34272 $  130,124   2.24%    0.95%  to   2.65%  -36.18% to  -32.22%
December 31, 2007   16,265 $10.77036 to  $11.35095 $  181,880   0.53%    1.00%  to   2.65%    5.74% to    7.32%

                                   AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  148,843 $ 7.98786 to  $13.06962 $1,485,879   1.18%    0.55%  to   3.25%  -11.82% to   -6.73%
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%
December 31, 2009   58,998 $ 7.40130 to  $12.16947 $  483,351   2.18%    0.95%  to   2.95%    0.09% to   24.79%
December 31, 2008   23,483 $ 5.97509 to  $ 6.74838 $  154,549   1.25%    0.95%  to   2.75%  -42.30% to  -37.21%
December 31, 2007   23,824 $11.11363 to  $11.54148 $  270,043   0.32%    1.00%  to   2.75%    8.42% to   10.14%

                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  193,663 $ 9.30664 to  $13.61010 $2,075,520   1.03%    0.55%  to   3.25%   -6.93% to   -0.44%
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%
December 31, 2009   51,794 $ 8.94949 to  $12.42655 $  502,645   2.84%    0.95%  to   2.95%   22.94% to   25.01%
December 31, 2008   27,547 $ 7.19429 to  $ 7.98587 $  214,852   1.96%    0.95%  to   2.65%  -31.62% to  -27.56%
December 31, 2007   27,228 $10.83452 to  $11.53588 $  308,459   0.51%    1.00%  to   2.65%    6.67% to    8.26%

                                        AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   16,190 $ 9.07073 to  $14.43104 $  173,497   0.00%    0.55%  to   3.25%   -9.08% to   -2.24%
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%
December 31, 2009    6,994 $ 8.97301 to  $13.17447 $   67,092   0.00%    0.95%  to   2.95%   31.06% to   51.93%
December 31, 2008    5,295 $ 6.20861 to  $ 6.64158 $   33,149   0.14%    1.00%  to   2.40%  -41.96% to  -38.73%
December 31, 2007      491 $11.05504 to  $11.23891 $    5,475   0.19%    1.15%  to   2.15%    5.94% to    7.00%

                                                 AST MONEY MARKET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011   24,015 $ 9.26367 to  $10.43487 $  236,147   0.02%    0.55%  to   3.25%   -3.22% to   -0.52%
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%
December 31, 2009    6,856 $ 9.80318 to  $10.67105 $   71,974   0.24%    0.95%  to   2.95%   -2.34% to   -0.70%
December 31, 2008    6,401 $10.04509 to  $10.76754 $   68,076   2.25%    0.95%  to   2.65%   -0.14% to    1.54%
December 31, 2007    1,486 $10.29973 to  $10.62479 $   15,685   4.76%    1.00%  to   2.65%    2.18% to    3.70%

                                               AST SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    7,586 $ 8.71343 to  $17.08879 $   91,234   0.00%    0.55%  to   3.25%  -12.02% to   -1.52%
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%
December 31, 2009    3,575 $ 8.52896 to  $13.14833 $   31,797   0.05%    0.95%  to   2.95%   30.52% to   32.65%
December 31, 2008    3,394 $ 6.42979 to  $ 6.77186 $   22,897   0.00%    0.95%  to   2.40%  -36.52% to  -33.33%
December 31, 2007      216 $10.38230 to  $10.53785 $    2,265   0.00%    1.15%  to   2.05%    4.99% to    5.93%

                                      A66

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011  139,943 $ 9.99564 to  $13.38718 $1,518,001   1.84%    0.55%  to   3.25%   -0.17% to    2.61%
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%
December 31, 2009   51,426 $ 9.92546 to  $12.32370 $  540,684   0.63%    0.95%  to   2.95%   -0.60% to   15.43%
December 31, 2008    2,743 $ 9.36846 to  $10.69755 $   28,962   3.78%    0.95%  to   2.40%   -6.45% to   -3.18%
December 31, 2007    1,086 $10.89859 to  $11.07079 $   11,917   3.60%    1.15%  to   2.10%    6.07% to    7.07%

                                             AST INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    4,763 $ 7.04041 to  $12.25942 $   43,196   1.53%    0.55%  to   3.25%  -21.55% to  -13.03%
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%
December 31, 2009    1,307 $ 7.38580 to  $13.11671 $   11,673   2.16%    0.95%  to   2.95%   27.44% to   29.64%
December 31, 2008      761 $ 6.22962 to  $ 7.03242 $    5,280   2.62%    1.15%  to   2.40%  -45.32% to  -38.11%
December 31, 2007      709 $12.39325 to  $12.70293 $    8,933   1.47%    1.15%  to   2.65%   14.75% to   16.46%

                                             AST INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2011    7,248 $ 7.04917 to  $12.74401 $   63,232   0.64%    0.55%  to   3.25%  -18.51% to  -13.40%
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%
December 31, 2009    1,455 $ 7.20534 to  $13.28533 $   11,795   1.59%    0.95%  to   2.95%   30.13% to   34.02%
December 31, 2008      761 $ 5.96394 to  $ 6.16356 $    4,624   1.46%    1.15%  to   2.40%  -51.40% to  -50.80%
December 31, 2007      550 $12.32194 to  $12.52703 $    6,830   0.67%    1.15%  to   2.15%   16.53% to   17.69%

                                                NVIT DEVELOPING MARKETS FUND
                   -----------------------------------------------------------------------------------------
December 31, 2011    1,066 $12.70790 to  $13.22905 $   13,856   0.27%    1.40%  to   2.00%  -23.92% to  -23.48%
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%
December 31, 2009    1,437 $14.67036 to  $15.09299 $   21,453   1.15%    1.40%  to   2.00%   59.05% to   59.99%
December 31, 2008    1,133 $ 9.22392 to  $ 9.43370 $   10,589   0.72%    1.40%  to   2.00%  -58.69% to  -58.44%
December 31, 2007    1,575 $22.02354 to  $22.70075 $   35,530   0.45%    1.40%  to   2.50%   39.99% to   41.52%

                              AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011  624,195 $10.87605 to  $14.56477 $7,606,942   0.43%    0.55%  to   2.65%    8.68% to   11.82%
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%
December 31, 2009   23,600 $10.83253 to  $11.91239 $  277,671   1.31%    0.95%  to   2.30%    8.49% to   10.26%
December 31, 2008   65,795 $10.69598 to  $10.80437 $  706,744   0.00%    0.95%  to   2.05%    6.98% to    8.05%

                          AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   -----------------------------------------------------------------------------------------
December 31, 2011   23,999 $10.31578 to  $11.84188 $  263,297   2.74%    0.55%  to   3.25%    2.59% to    5.44%
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%
December 31, 2009    3,801 $10.05881 to  $10.76877 $   38,962   3.37%    0.95%  to   2.95%    7.10% to   10.58%
December 31, 2008      543 $ 9.12808 to  $ 9.37876 $    5,058   0.13%    0.95%  to   2.40%   -8.80% to   -6.10%
December 31, 2007        3 $ 9.97564 to  $ 9.97564 $       25   0.00%    2.00%  to   2.00%   -0.23% to   -0.23%

                                    AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011   14,702 $11.55635 to  $13.80307 $  174,657   0.19%    1.15%  to   3.25%    9.90% to   12.27%
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%
December 31, 2009    2,189 $10.98462 to  $11.21615 $   24,289   0.29%    1.30%  to   2.40%   -8.25% to   -7.26%
December 31, 2008    2,046 $11.97274 to  $12.09377 $   24,606   0.00%    1.30%  to   2.40%   19.75% to   20.95%

                                    AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011      809 $13.36844 to  $13.94770 $   11,027   0.95%    1.30%  to   2.40%   13.26% to   14.49%
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%
December 31, 2009    1,467 $10.85345 to  $11.08225 $   16,102   0.28%    1.30%  to   2.40%   -9.86% to   -8.88%
December 31, 2008    1,619 $12.04125 to  $12.16291 $   19,590   0.00%    1.30%  to   2.40%   20.44% to   21.64%

                                 AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011    2,702 $ 8.75182 to  $15.32029 $   28,411   2.36%    0.55%  to   3.25%  -12.17% to   -5.56%
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%
December 31, 2009      355 $ 8.03953 to  $13.95016 $    2,911   1.02%    0.95%  to   2.95%   31.93% to   41.49%
December 31, 2008       27 $ 6.09375 to  $ 6.12807 $      164   0.00%    1.15%  to   2.40%  -40.11% to  -39.78%

                         AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011   13,670 $ 7.61998 to  $13.89229 $  123,993   0.93%    0.55%  to   3.25%  -23.87% to  -20.71%
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%
December 31, 2009    2,787 $ 9.03476 to  $14.81166 $   25,629   0.28%    0.95%  to   2.95%   46.36% to   64.95%
December 31, 2008       97 $ 5.55599 to  $ 5.58718 $      540   0.00%    1.15%  to   2.40%  -44.99% to  -44.69%

                                      A67

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                       FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011  136,049 $ 8.60412 to  $13.39083 $1,361,263   0.02%    0.55%  to   3.25%  -10.47% to   -2.21%
December 31, 2010  114,431 $ 8.98185 to  $13.88351 $1,165,490   3.85%    0.55%  to   3.25%    5.60% to    9.20%
December 31, 2009   26,709 $ 8.36337 to  $12.83927 $  228,762   5.19%    0.95%  to   2.95%   26.66% to   28.84%
December 31, 2008    3,342 $ 6.60055 to  $ 6.67497 $   22,207   4.54%    0.95%  to   2.65%  -34.50% to  -33.77%

                           AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011    8,707 $ 9.17568 to  $15.78149 $   99,213   0.50%    0.55%  to   3.25%   -7.35% to    0.75%
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%
December 31, 2009    1,010 $ 9.43289 to  $12.77276 $    9,809   0.89%    0.95%  to   2.95%   23.87% to   28.33%
December 31, 2008       71 $ 7.61489 to  $ 7.66279 $      545   0.00%    1.00%  to   2.40%  -24.10% to  -23.63%

                             AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011  100,743 $ 8.71154 to  $13.26883 $1,031,946   0.29%    0.55%  to   3.25%   -8.49% to   -2.93%
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%
December 31, 2009   19,248 $ 8.22388 to  $12.35611 $  162,373   0.37%    0.95%  to   2.95%   22.12% to   25.66%
December 31, 2008    1,750 $ 6.65498 to  $ 6.73005 $   11,717   0.03%    0.95%  to   2.65%  -34.10% to  -33.36%

                            AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011  126,313 $ 9.15103 to  $12.63456 $1,292,495   0.40%    0.55%  to   3.25%   -6.86% to   -2.36%
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%
December 31, 2009   22,971 $ 8.77459 to  $11.95029 $  206,515   0.28%    0.95%  to   2.95%   18.25% to   22.23%
December 31, 2008    3,073 $ 7.29981 to  $ 7.38211 $   22,578   0.01%    0.95%  to   2.65%  -27.59% to  -26.77%

                           AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011   74,331 $ 9.31537 to  $13.35045 $  778,470   0.34%    0.55%  to   3.25%   -6.67% to   -1.12%
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%
December 31, 2009   13,284 $ 8.75409 to  $12.26108 $  118,947   0.26%    0.95%  to   2.95%   21.32% to   25.48%
December 31, 2008    1,149 $ 7.09425 to  $ 7.17421 $    8,203   0.01%    0.95%  to   2.65%  -29.84% to  -29.05%

                          AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011   93,246 $ 9.41906 to  $12.68275 $  967,246   0.48%    0.55%  to   3.25%   -5.72% to   -1.05%
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%
December 31, 2009   17,717 $ 9.09584 to  $11.87199 $  164,854   0.20%    0.95%  to   2.95%   17.66% to   22.22%
December 31, 2008    2,161 $ 7.56739 to  $ 7.65257 $   16,459   0.01%    0.95%  to   2.65%  -24.99% to  -24.15%

                            AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011   58,251 $ 9.24016 to  $12.74316 $  603,154   0.22%    0.55%  to   3.25%   -5.64% to   -3.01%
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%
December 31, 2009    6,536 $ 8.80911 to  $11.98361 $   58,908   0.32%    0.95%  to   2.95%   18.10% to   20.09%
December 31, 2008      746 $ 7.45897 to  $ 7.54313 $    5,599   0.01%    0.95%  to   2.65%  -26.17% to  -25.34%

                                    PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011       10 $11.09282 to  $11.88626 $      123   0.00%    0.55%  to   2.00%    3.43% to    4.92%
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%
December 31, 2009        2 $ 8.95999 to  $ 9.08577 $       16   0.00%    1.50%  to   2.00%   27.80% to   28.87%
December 31, 2008        1 $ 7.01089 to  $ 7.02706 $       10   0.00%    2.00%  to   2.35%  -31.72% to  -31.56%

                                PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011       32 $10.88855 to  $11.83570 $      358   0.90%    0.55%  to   2.30%    4.55% to    6.36%
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%
December 31, 2009        8 $ 9.07106 to  $ 9.22877 $       74   1.22%    1.30%  to   2.00%   18.77% to   20.01%
December 31, 2008        7 $ 7.65475 to  $ 7.69024 $       55   3.00%    1.30%  to   2.00%  -24.13% to  -23.78%

                                       PROFUND VP FINANCIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011       78 $ 5.39074 to  $ 8.81882 $      429   0.00%    0.55%  to   2.30%  -15.77% to  -14.31%
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%
December 31, 2009      121 $ 5.90194 to  $ 5.98047 $      722   2.96%    1.50%  to   2.30%   12.42% to   13.31%
December 31, 2008       36 $ 5.26042 to  $ 5.27796 $      192   2.57%    1.50%  to   2.00%  -49.35% to  -49.18%

                                       PROFUND VP HEALTH CARE (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2011       64 $10.49885 to  $10.88771 $      693   0.29%    0.55%  to   2.30%    7.64% to    9.51%
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%
December 31, 2009       41 $ 9.70197 to  $ 9.86247 $      401   0.76%    1.30%  to   2.30%   16.81% to   18.02%
December 31, 2008       21 $ 8.29892 to  $ 8.35649 $      172   0.44%    1.30%  to   2.35%  -18.25% to  -17.69%

                                      A68

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                     PROFUND VP INDUSTRIALS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     19  $ 8.53881 to  $11.23828 $   171    0.35%   0.55%  to   2.35%   -4.04% to   -2.32%
December 31, 2010     24  $ 8.89801 to  $11.41249 $   214    0.20%   1.50%  to   2.35%   14.03% to   21.92%
December 31, 2009     11  $ 7.35928 to  $ 7.46270 $    85    0.53%   1.50%  to   2.35%   21.25% to   22.27%
December 31, 2008      9  $ 6.06953 to  $ 6.10367 $    53    0.00%   1.50%  to   2.35%  -40.29% to  -39.96%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     32  $ 9.94731 to  $11.40463 $   326    0.00%   0.55%  to   2.30%   -5.07% to   -3.43%
December 31, 2010     52  $10.47890 to  $11.80941 $   579    0.00%   0.55%  to   2.30%   18.01% to   26.77%
December 31, 2009     17  $ 8.34760 to  $ 8.48599 $   145    0.00%   1.30%  to   2.30%   35.21% to   36.54%
December 31, 2008      8  $ 6.18606 to  $ 6.21489 $    48    0.00%   1.30%  to   2.00%  -38.58% to  -38.30%

                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     66  $ 9.10660 to  $10.67879 $   665    0.15%   0.55%  to   2.30%   -6.08% to   -4.45%
December 31, 2010     46  $ 9.69632 to  $11.17632 $   456    0.26%   0.55%  to   2.30%   11.96% to   18.91%
December 31, 2009     26  $ 8.23508 to  $ 8.37151 $   215    1.47%   1.30%  to   2.30%   27.93% to   29.19%
December 31, 2008      5  $ 6.44994 to  $ 6.47989 $    32    0.00%   1.30%  to   2.00%  -36.69% to  -36.40%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     43  $ 8.57465 to  $12.12925 $   386    0.00%   0.55%  to   2.30%    2.40% to    4.17%
December 31, 2010     83  $ 8.37375 to  $11.60561 $   707    3.90%   0.95%  to   2.30%   15.86% to   22.85%
December 31, 2009     67  $ 6.86993 to  $ 6.96107 $   467    4.03%   1.50%  to   2.30%   25.02% to   26.01%
December 31, 2008     11  $ 5.50600 to  $ 5.52429 $    63    0.00%   1.50%  to   2.00%  -46.33% to  -46.15%

                                  PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     37  $10.17680 to  $15.05725 $   403    0.00%   0.55%  to   2.90%   -1.57% to    0.72%
December 31, 2010     51  $10.27873 to  $15.29722 $   550    0.00%   0.55%  to   2.90%   17.66% to   24.11%
December 31, 2009     20  $ 8.36346 to  $ 8.50207 $   171    0.00%   1.30%  to   2.30%   23.27% to   24.55%
December 31, 2008      6  $ 6.79469 to  $ 6.82623 $    42    0.00%   1.30%  to   2.00%  -32.82% to  -32.50%

                                   PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     39  $ 9.41484 to  $10.62040 $   404    0.00%   0.55%  to   2.30%   -6.26% to   -4.63%
December 31, 2010     25  $10.04307 to  $11.09991 $   259    0.07%   0.95%  to   2.30%   11.22% to   20.54%
December 31, 2009     22  $ 8.41420 to  $ 8.55355 $   187    0.48%   1.30%  to   2.30%   17.69% to   18.86%
December 31, 2008      2  $ 7.18696 to  $ 7.19653 $    15    0.00%   1.30%  to   1.50%  -29.74% to  -29.64%

                                 PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     15  $ 8.53611 to  $12.42479 $   133    3.63%   0.55%  to   2.35%   -0.47% to    1.31%
December 31, 2010     25  $ 8.57621 to  $12.26438 $   246    2.48%   0.55%  to   2.35%   13.03% to   22.07%
December 31, 2009     16  $ 7.58749 to  $ 7.69379 $   121   10.90%   1.50%  to   2.35%    4.86% to    5.73%
December 31, 2008      6  $ 7.23615 to  $ 7.27660 $    40    0.00%   1.50%  to   2.35%  -29.60% to  -29.20%

                                      PROFUND VP UTILITIES (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     55  $ 9.25352 to  $12.69674 $   589    1.69%   0.55%  to   2.30%   14.87% to   16.86%
December 31, 2010     36  $ 8.05537 to  $10.86454 $   295    2.48%   0.55%  to   2.30%    3.57% to    8.26%
December 31, 2009     38  $ 7.77777 to  $ 7.88054 $   297    5.44%   1.50%  to   2.30%    8.25% to    9.10%
December 31, 2008      5  $ 7.19947 to  $ 7.22327 $    39    0.93%   1.50%  to   2.00%  -28.71% to  -28.47%

                                  PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     69  $ 9.46136 to  $11.32042 $   691    0.00%   0.55%  to   2.30%    0.82% to    2.56%
December 31, 2010     71  $ 9.38481 to  $11.03756 $   677    0.06%   0.55%  to   2.30%   10.49% to   11.73%
December 31, 2009     67  $ 8.48227 to  $ 8.59420 $   574    0.00%   1.50%  to   2.30%   26.82% to   27.82%
December 31, 2008      1  $ 6.70176 to  $ 6.72390 $     8    0.00%   1.50%  to   2.00%  -33.72% to  -33.50%

                                   PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2011     97  $ 7.76766 to  $10.56792 $   851    0.69%   0.55%  to   2.30%   -3.49% to   -1.82%
December 31, 2010     89  $ 8.04896 to  $10.76394 $   733    0.89%   0.55%  to   2.30%    7.47% to   11.78%
December 31, 2009     45  $ 7.29354 to  $ 7.45124 $   330    3.70%   1.00%  to   2.30%   16.78% to   18.28%
December 31, 2008      2  $ 6.25789 to  $ 6.28698 $    15    2.52%   1.30%  to   2.00%  -38.90% to  -38.61%

                          AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2011  3,425  $ 8.50545 to  $10.83000 $33,837    0.33%   0.55%  to   3.25%  -14.75% to   -6.39%
December 31, 2010  2,319  $10.44965 to  $11.61473 $24,809    0.02%   0.55%  to   3.25%    4.81% to   12.65%
December 31, 2009     47  $10.29149 to  $10.30741 $   487    0.00%   1.15%  to   2.35%    1.45% to    1.59%

                                      A69

                               AT YEAR ENDED                                    FOR YEAR ENDED
                   --------------------------------------        -----------------------------------------------
                                                          NET    INVESTMENT
                   UNITS              UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)         LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------       ----------------------  -------- ---------- -----------------  ------------------
                          AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2011   3,024       $ 9.23751 to  $11.32571 $ 32,384   0.00%    0.55%  to   3.25%   -7.55% to    0.11%
December 31, 2010   1,478       $10.66273 to  $11.35800 $ 16,039   0.00%    0.95%  to   3.25%    6.95% to   10.27%
December 31, 2009      24       $10.27380 to  $10.30032 $    249   0.00%    0.95%  to   2.95%    1.89% to    2.14%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (AVAILABLE DECEMBER 14, 2009)
                                               (EXPIRED OCTOBER 21, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011       0       $       0 to  $       0 $      0   2.91%    1.35%  to   1.65%  -16.68% to  -16.48%
December 31, 2010     891       $11.14481 to  $11.17971 $  9,951   0.10%    1.35%  to   1.65%   10.41% to   10.74%
December 31, 2009     962       $10.09396 to  $10.09567 $  9,709   0.00%    1.35%  to   1.65%    0.27% to    0.28%

                                   AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2011     314       $11.06416 to  $12.41953 $  3,603   1.15%    1.30%  to   2.95%   15.28% to   17.15%
December 31, 2010   1,771       $ 9.54633 to  $10.66744 $ 17,133   0.00%    1.30%  to   3.25%    5.41% to   10.41%
December 31, 2009     114       $ 8.74021 to  $ 8.83518 $    996   0.00%    1.30%  to   2.40%  -12.60% to  -11.65%

                                   AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2011  15,087       $11.28966 to  $11.73508 $173,608   0.08%    1.15%  to   3.25%    7.80% to   10.13%
December 31, 2010     450       $10.47326 to  $10.59081 $  4,746   0.00%    1.90%  to   3.25%    4.76% to    5.92%

                                   AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2011  18,356       $12.39610 to  $13.14210 $232,734   0.06%    1.15%  to   3.25%   16.40% to   18.92%
December 31, 2010   2,261       $10.64953 to  $11.06626 $ 24,883   0.00%    1.30%  to   3.25%    6.42% to   10.66%

                   WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                                                (EXPIRED AUGUST 26, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011       0       $       0 to  $       0 $      0   0.91%    1.40%  to   1.85%  -11.83% to  -11.58%
December 31, 2010     148       $14.13115 to  $14.58096 $  2,102   0.00%    1.40%  to   1.85%   22.45% to   22.70%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2011      52       $12.21604 to  $12.66075 $    649   0.64%    1.40%  to   1.85%  -14.37% to  -13.99%
December 31, 2010      68       $14.26638 to  $14.72045 $    984   0.00%    1.40%  to   1.85%   20.82% to   21.07%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2011     683       $ 1.30203 to  $ 1.87829 $  1,249   0.00%    1.40%  to   1.85%   -7.08% to   -6.66%
December 31, 2010     961       $ 1.39498 to  $ 2.01236 $  1,889   0.00%    1.40%  to   1.85%   26.02% to   26.28%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2011      47       $11.49507 to  $11.56958 $    545   0.00%    1.40%  to   1.85%   -6.08% to   -5.66%
December 31, 2010      66       $12.23884 to  $12.26392 $    804   0.00%    1.40%  to   1.85%   27.58% to   27.84%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2011     131       $10.76329 to  $10.83306 $  1,409   0.86%    1.40%  to   1.85%   -8.74% to   -8.34%
December 31, 2010     183       $11.79431 to  $11.81846 $  2,156   0.00%    1.40%  to   1.85%   21.79% to   22.03%

                                   AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011   7,051       $11.84372 to  $12.09978 $ 84,496   0.00%    1.15%  to   3.25%   18.44% to   21.00%

                               AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE MAY 2, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011   9,116       $ 8.87815 to  $ 8.96673 $ 81,124   0.00%    0.55%  to   2.05%  -11.20% to  -10.33%

                          AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011  89,096       $ 9.06646 to  $ 9.23573 $816,029   0.00%    0.55%  to   3.25%   -9.31% to   -7.64%

                      WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011     125       $10.69886 to  $10.71531 $  1,341   0.00%    1.40%  to   1.85%    4.66% to    4.81%

                             AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011   1,096       $10.05117 to  $10.08473 $ 11,039   0.00%    0.85%  to   2.75%    0.33% to    0.65%

                          AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2011     428       $10.05125 to  $10.08481 $  4,306   0.00%    0.85%  to   2.75%    0.24% to    0.55%

                                      A70

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

    ASSET-BASED
    CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
    ------------ -----------------------------------------------------------
       0.55%     Premier Retirement Advisor - No Optional Benefits
       0.85%     Premier Retirement Variable Annuity - No Optional Benefits
       0.95%     Premier Bb Series - No Optional Benefits
                 Premier Retirement Advisor - With HAV
       1.15%     Premier B Series - No Optional Benefits
                 Premier Retirement Advisor - With HD GRO II OR GRO Plus II
       1.30%     Premier Bb Series - with HD GRO
                 Premier Retirement B - No Optional Benefits
       1.35%     Discovery Choice Basic - No Optional Benefits
                 Premier Retirement Advisor - With Combo 5% and HAV

                                      A71

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------
   1.40%     No Optional Benefits
             Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
             Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
   1.50%     No Optional Benefits
             Strategic Partners Annuity One Enhanced - Bonus Version
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series
             Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
             Premier Bb Series with LT5 or HD5
             Premier Bb Series - with HD GRO
             Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
             Discovery Choice Enhanced
             Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up
             Premier B Series with HDV
             Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version
             Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5
             Premier Retirement B - With HAV
             Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             Premier B Series with HD GRO
             Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement C - No Optional Benefits

                                      A72

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------------------
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and
              Step Up
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Plus Enhanced III - Bonus Version
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with HD GRO
             Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
             Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement B - With HD GRO II OR GRO Plus II
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO
              Plus II
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
             Strategic Partners Plus Enhanced III - Bonus Version
             Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor
             Premier L Series with HDV
             Premier L Series with Roll-up & HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
             Premier X Series with Roll-up & HAV
             Premier Bb Series with LT5
             Premier Bb Series with LT5 and HDV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
             Strategic Partners Annuity One Enhanced - Bonus Version
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series
             Premier L Series with HD GRO
             Premier Retirement B - With Combo 5% and HAV
             Premier Retirement L - With HAV
   2.15%     With SLT5
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO
             Premier Retirement C - With HAV

                                      A73

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -------------------------------------------------------------------------------------------
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
             Premier L Series
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier B Series with LT5
             Premier B Series with LT5 and HDV
             Premier B Series with LT5 or HD5 and Roll-up & HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
             Strategic Partners Plus
             Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
             Strategic Partners Annuity One
             Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version
             Strategic Partners Plus Enhanced - Bonus Version
             Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
             Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5%
              Roll Up
             Strategic Partners Enhanced FlexElite with SLT5
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     X - With HD GRO II OR GRO Plus II
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5%
              Roll Up
             With LT5 or HD5 and with HDV
             Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement L - With Combo 5% and HAV

                                      A74

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------------
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             With LT5 or HD5 and with HDV
             Strategic Partners Plus Enhanced III - Bonus Version
             Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with LT5
             Premier L Series with LT5 and HDV
             Premier L Series with LT5 or HD5 and Roll-up & HAV
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
             Premier X Series with LT5 and HDV
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Premier X Series with LT5 or HD5 and Roll-up & HAV
             Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
             Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
             Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account is less than a stated amount (varies by product and may vary by State).

                                      A75

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A76

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2012

                                      A77

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2011 and 2010

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Financial Statements                                                        Page #
--------------------                                                        ------

Management's Annual Report on Internal Control Over Financial Reporting       B-2

Consolidated Financial Statements:                                            B-3

Consolidated Statements of Financial Position - December 31, 2011 and 2010    B-3

Consolidated Statements of Operations and Comprehensive Income
Years ended December 31, 2011, 2010 and 2009                                  B-4

Consolidated Statements of Stockholder's Equity
Years ended December 31, 2011, 2010 and 2009                                  B-5

Consolidated Statements of Cash Flows
Years ended December 31, 2011, 2010 and 2009                                  B-6

Notes to Consolidated Financial Statements                                    B-7

Report of Independent Registered Public Accounting Firm                      B-79

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2011, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2011.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 9, 2012

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2011 and December 31, 2010 (in thousands, except share amounts)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            2011        2010
                                                                         ----------- -----------
ASSETS
Fixed maturities, available for sale,
  at fair value (amortized cost: 2011 - $5,151,406; 2010 - $5,701,829)   $ 5,544,124 $ 6,042,303
Equity securities, available for sale,
  at fair value (cost: 2011 - $9,627; 2010 - $17,964)                          8,269      19,407
Trading account assets, at fair value                                         25,843      22,705
Policy loans                                                               1,050,878   1,061,607
Short-term investments                                                       283,281     246,904
Commercial mortgage and other loans                                        1,406,492   1,275,022
Other long-term investments                                                  268,486     131,994
                                                                         ----------- -----------
  Total investments                                                        8,587,373   8,799,942
Cash and cash equivalents                                                    287,423     364,999
Deferred policy acquisition costs                                          3,217,508   3,377,557
Accrued investment income                                                     86,020      92,806
Reinsurance recoverables                                                   5,727,610   2,727,161
Receivables from parents and affiliates                                      195,543     249,339
Deferred sales inducements                                                   542,742     537,943
Other assets                                                                  44,557      53,375
Separate account assets                                                   58,156,771  43,269,091
                                                                         ----------- -----------
Total assets                                                              76,845,547  59,472,213
                                                                         =========== ===========

LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                            7,808,840   7,509,169
Future policy benefits and other policyholder liabilities                  5,294,308   3,327,549
Cash collateral for loaned securities                                        153,651      76,574
Securities sold under agreements to repurchase                                40,491       2,957
Income taxes                                                                 176,517     548,280
Short-term debt to affiliates                                                129,000           -
Long-term debt to affiliates                                               1,172,000     895,000
Payables to parent and affiliates                                              3,377      41,910
Other liabilities                                                            646,569     475,489
Separate account liabilities                                              58,156,771  43,269,091
                                                                         ----------- -----------
Total liabilities                                                         73,581,524  56,146,019
                                                                         ----------- -----------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY

Common stock, ($10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding)                                      2,500       2,500

Additional paid-in capital                                                   836,021     792,226

Retained earnings                                                          2,233,698   2,370,525

Accumulated other comprehensive income                                       191,804     160,943
                                                                         ----------- -----------
Total equity                                                               3,264,023   3,326,194
                                                                         ----------- -----------
TOTAL LIABILITIES AND EQUITY                                             $76,845,547 $59,472,213
                                                                         =========== ===========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2011, 2010 and 2009 (in thousands)
--------------------------------------------------------------------------------

                                                            2011        2010        2009
                                                         ----------  ----------  ---------
REVENUES

Premiums                                                 $   72,787  $   66,392  $  71,593
Policy charges and fee income                             1,109,123     589,051    653,134
Net investment income                                       439,950     438,244    406,040
Asset administration fees                                   203,508      81,358     34,004
Other income                                                 42,598      51,319     45,841
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed
  maturity securities                                       (71,348)   (120,637)   (97,552)
  Other-than-temporary impairments on fixed maturity
  securities transferred to Other Comprehensive Income       62,379     108,826     65,656
  Other realized investment gains (losses), net             271,052     122,445   (437,288)
                                                         ----------  ----------  ---------
    Total realized investment gains (losses), net           262,083     110,634   (469,184)
                                                         ----------  ----------  ---------
Total revenues                                            2,130,049   1,336,998    741,428
                                                         ----------  ----------  ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                     312,211        (891)   160,333
Interest credited to policyholders' account balances        502,585     250,517    271,379
Amortization of deferred policy acquisition costs         1,114,843      93,125    294,286
General, administrative and other expenses                  520,665     352,366    217,181
                                                         ----------  ----------  ---------
Total benefits and expenses                               2,450,304     695,117    943,179
                                                         ----------  ----------  ---------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES          (320,255)    641,881   (201,751)

Income taxes
  Current                                                    42,474     157,318     93,658
  Deferred                                                 (252,053)     14,495   (229,618)
                                                         ----------  ----------  ---------
Income tax expense (benefit)                               (209,579)    171,813   (135,960)
                                                         ----------  ----------  ---------
NET INCOME (LOSS)                                        $ (110,676) $  470,068  $ (65,791)

Change in net unrealized investment
  gains (losses), net of taxes (1)                           30,861      85,176    232,438
                                                         ----------  ----------  ---------

COMPREHENSIVE INCOME (LOSS)                              $  (79,815) $  555,244  $ 166,647
                                                         ==========  ==========  =========

    (1)Amounts are net of tax expense of $17 million, $46 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2011, 2010 and 2009 (in thousands)
--------------------------------------------------------------------------------


                                                                                        Accumulated
                                                                Additional                 Other
                                                         Common  Paid-in-   Retained   Comprehensive   Total
                                                         Stock   Capital    Earnings   Income (Loss)   Equity
                                                         ------ ---------- ----------  ------------- ----------
Balance, December 31, 2008                               $2,500  $815,664  $2,046,712    $(137,135)  $2,727,741

Net income (loss)                                             -         -     (65,791)           -      (65,791)
Contributed Capital                                           -    13,194           -                    13,194
Change in foreign currency translation adjustments,
 net of taxes                                                 -         -           -          227          227
Impact of adoption of new guidance for other-than-
 temporary impairments of debt securities, net of taxes       -         -      19,536     (19,536)            -
Change in net unrealized investment gains,
 net of taxes                                                 -         -           -      232,211      232,211
                                                         ------  --------  ----------    ---------   ----------
Balance, December 31, 2009                               $2,500  $828,858  $2,000,457    $  75,767   $2,907,582
                                                         ------  --------  ----------    ---------   ----------

Net income                                                    -         -     470,068                   470,068
Contributed Capital                                           -        10           -            -           10
Affiliated Asset Transfers                                    -   (36,642)          -            -      (36,642)
Dividend to Parent                                            -         -    (100,000)           -     (100,000)
Change in foreign currency translation adjustments,
 net of taxes                                                 -         -           -        (127)         (127)
Change in net unrealized investment gains,
 net of taxes                                                 -         -           -       85,303       85,303
                                                         ------  --------  ----------    ---------   ----------
Balance, December 31, 2010                               $2,500  $792,226  $2,370,525    $ 160,943   $3,326,194
                                                         ------  --------  ----------    ---------   ----------

Net income (loss)                                             -         -    (110,676)           -     (110,676)
Contributed Capital- Parent/Child Asset Transfers             -     3,543           -            -        3,543
Affiliated Asset Transfers                                    -    40,252     (26,151)           -       14,101
Change in foreign currency translation adjustments,
 net of taxes                                                 -         -           -         (115)        (115)
Change in net unrealized investment gains(losses),
 net of taxes                                                 -         -           -       30,976       30,976
                                                         ------  --------  ----------    ---------   ----------
Balance, December 31, 2011                               $2,500  $836,021  $2,233,698    $ 191,804   $3,264,023
                                                         ======  ========  ==========    =========   ==========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009 (in thousands)
--------------------------------------------------------------------------------

                                                                                  2011         2010         2009
                                                                              -----------  -----------  -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)                                                             $  (110,676) $   470,068  $   (65,791)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Policy charges and fee income                                                  (213,804)    (202,268)    (266,769)
  Interest credited to policyholders' account balances                            502,585      250,517      271,379
  Realized investment (gains) losses, net                                        (262,083)    (110,634)     469,184
  Amortization and other non-cash items                                           (68,098)     (20,870)     (10,451)
  Change in:
    Future policy benefits and other insurance liabilities                        870,582      728,898      475,721
    Reinsurance recoverables                                                   (1,951,987)    (819,599)    (533,781)
    Accrued investment income                                                       6,785       (2,686)     (10,959)
    Receivables from parent and affiliates                                         46,595      (37,402)      94,287
    Payables to parent and affiliates                                             (38,856)       7,754      (41,496)
    Deferred policy acquisition costs                                             170,673     (966,699)    (251,131)
    Income taxes payable                                                         (441,534)     (12,338)     (67,851)
    Deferred sales inducements                                                   (289,642)    (246,006)     (94,526)
    Other, net                                                                    336,092      (34,532)     (16,104)
                                                                              -----------  -----------  -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                $(1,443,368) $  (995,797) $   (48,288)
                                                                              -----------  -----------  -----------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
    Fixed maturities, available for sale                                      $ 1,705,018  $ 1,843,933  $ 1,673,613
    Short-term investments                                                      1,167,039    1,069,535      775,481
    Policy loans                                                                  122,721      115,225      150,744
    Commercial mortgage and other loans                                            82,098       64,520       46,286
    Other long-term investments                                                    10,612       24,443        1,761
    Equity securities, available for sale                                          10,355       15,978       19,541
    Trading account assets, at fair value                                           5,174        4,527            5
  Payments for the purchase/origination of:                                             -            -            -
    Fixed maturities, available for sale                                       (1,135,456)  (1,846,086)  (2,443,789)
    Short-term investments                                                     (1,203,342)  (1,143,338)    (872,256)
    Policy loans                                                                 (102,230)    (119,752)    (117,727)
    Commercial mortgage and other loans                                          (204,951)    (305,789)    (230,550)
    Other long-term investments                                                   (70,641)     (62,979)      (7,253)
    Equity securities, available for sale                                          (8,528)      (6,777)     (19,636)
    Trading account assets, at fair value                                               -            -      (13,301)
  Notes receivable from parent and affiliates, net                                  6,842       55,863     (143,419)
  Other                                                                             2,757        4,852        7,817
                                                                              -----------  -----------  -----------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                                $   387,468  $  (285,845) $(1,172,683)
                                                                              -----------  -----------  -----------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
  Policyholders' account deposits                                             $ 3,044,607  $ 3,092,710  $ 1,937,462
  Policyholders' account withdrawals                                           (2,531,037)  (2,328,806)  (1,223,565)
  Net change in securities sold under agreement to repurchase and cash
    collateral for loaned securities                                              114,612     (128,177)      53,994
  Dividend to parent                                                                    -     (100,000)           -
  Contributed capital (including parent/child asset transfer)                       3,543           10            -
  Net change in financing arrangements (maturities 90 days or less)                69,599       72,793        1,146
  Net change in long-term borrowing                                               277,000      895,000            -
                                                                              -----------  -----------  -----------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES                                $   973,324  $ 1,503,530  $   769,037
                                                                              -----------  -----------  -----------
  Net increase (decrease) in cash and cash equivalents                            (77,576)     221,888     (451,934)
  Cash and cash equivalents, beginning of year                                    364,999      143,111      595,045
                                                                              -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                        $   287,423  $   364,999  $   143,111
                                                                              ===========  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes (refunded) paid                                                $   166,606  $   185,220  $   (68,108)
  Interest paid                                                               $    33,104  $     3,212  $         8

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company," is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line sold through one insurer (and its affiliate, for New York sales), the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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1. BUSINESS AND BASIS OF PRESENTATION (continued)


Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment Related Liabilities
The Company's investments in debt and equity securities include fixed maturities; trading account assets; equity securities; and short-term investments. The accounting policies related to these, as well as commercial mortgage and other loans, are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount, is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)."

Equity securities available for sale are comprised of common stock, and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Trading account assets, at fair value, consist primarily of asset-backed securities, commercial mortgage-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities." Realized and unrealized gains and losses for these investments are reported in "Other income." Interest and dividend income from these investments is reported in "Net investment income."

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other). Commercial mortgage and other loans originated and held for

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for loan losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General, administrative and other expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Other long-term investments consist of the derivatives, the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

"Short-term investments" primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income (loss)."

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs
Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under "Future Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs for interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (approximately 25 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables
Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Deferred sales inducements
The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances."

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions

Pruco Life Insurance Company

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 7, and certain unearned revenues.

Policyholders' Account Balances
The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees
The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns, non-performance risks and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Gains and losses that were in "Accumulated other comprehensive income (loss)" pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company ("UPARC"). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in "Reinsurance recoverable," and changes in "Realized investment gains (losses), net." In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, Prudential Arizona Reinsurance Universal Company, ("PAR U") effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In April 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 3. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 3.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance effective January 1, 2011 did not have a material effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in
Note 10 and Note 11.

Future Adoption of New Accounting Pronouncements
In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In October 2011, the FASB proposed a deferral of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. If the deferral is effective, companies would still be required to adopt the other requirements of the updated guidance. This updated guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company's consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company's consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and expects to apply the retrospective method of adoption. Accordingly, upon adoption, "Deferred policy acquisition costs" will be reduced with a corresponding reduction, net of taxes, to "Retained earnings" (and "Total equity"), as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance. The Company estimates if the amended guidance were adopted as of December 31, 2011, retrospective adoption would reduce "Deferred policy acquisition costs" by approximately $610 million to $740 million, and reduce "Total equity" by approximately $400 million to $480 million. Subsequent to the adoption of the guidance, the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of "Deferred policy acquisition costs," and, as such, may initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs associated with annual sales. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

3. INVESTMENTS

Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                     December 31, 2011
                                                  ------------------------------------------------------
                                                                                              Other-than-
                                                               Gross      Gross                temporary
                                                  Amortized  Unrealized Unrealized   Fair     impairments
                                                    Cost       Gains      Losses     Value    in AOCI (4)
                                                  ---------- ---------- ---------- ---------- -----------
                                                                      (in thousands)

Fixed maturities, available-for-sale

U.S. Treasury securities and obligations of U.S.
 government authorities and agencies              $  144,083  $ 14,321   $     4   $  158,400  $      -

Obligations of U.S. states and their political
 subdivisions                                         43,830     5,808         -       49,638         -

Foreign government bonds                              47,910     6,615         4       54,521         -

Public utilities                                     589,574    63,283     1,497      651,360         -

All other corporate securities                     3,145,363   252,186     6,956    3,390,593    (1,285)

Asset-backed securities(1)                           376,505    19,235    22,495      373,245   (27,122)

Commercial mortgage-backed securities                505,310    37,015         2      542,323         -

Residential mortgage-backed securities(2)            298,831    25,550       337      324,044    (1,296)
                                                  ----------  --------   -------   ----------  --------
Total fixed maturities, available-for-sale        $5,151,406  $424,013   $31,295   $5,544,124  $(29,703)
                                                  ==========  ========   =======   ==========  ========
Equity securities, available-for-sale
Common Stocks:
    Public utilities                              $       90  $      5   $    23   $       71
    Industrial, miscellaneous & other                  7,100       597     1,742        5,956
Non-redeemable preferred stocks                        2,437         6       201        2,242
                                                  ----------  --------   -------   ----------
Total equity securities, available-for-sale(3)    $    9,627  $    608   $ 1,966   $    8,269
                                                  ==========  ========   =======   ==========

    (1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
    (2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
    (3)During the third quarter of 2011, perpetual preferred stocks of $8.4 million were reclassified to "Trading Account Assets". Prior periods were not restated.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

    (4)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings. Amount excludes $11 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

                                                                        December 31, 2010
                                                     ------------------------------------------------------
                                                                                                 Other-than-
                                                                  Gross      Gross                temporary
                                                     Amortized  Unrealized Unrealized   Fair     impairments
                                                       Cost       Gains      Losses     Value    in AOCI (3)
                                                     ---------- ---------- ---------- ---------- -----------
                                                                         (in thousands)

Fixed maturities, available-for-sale

  U.S. Treasury securities and obligations of U.S.
   government authorities and agencies               $  223,442  $  4,563   $    43   $  227,962  $      -

  Obligations of U.S. states and their political
   subdivisions                                          25,126        66     1,063       24,129         -

  Foreign government bonds                               48,725     5,984         -       54,709         -

  Public utilities                                      494,163    40,646     2,412      532,397         -

  All other corporate securities                      3,596,805   252,050    11,055    3,837,800      (694)

  Asset-backed securities(1)                            417,339    22,316    30,077      409,578   (37,817)

  Commercial mortgage-backed securities                 546,056    34,711       247      580,520         -

  Residential mortgage-backed securities(2)             350,173    25,228       193      375,208    (1,437)
                                                     ----------  --------   -------   ----------  --------
  Total fixed maturities, available-for-sale         $5,701,829  $385,564   $45,090   $6,042,303  $(39,948)
                                                     ==========  ========   =======   ==========  ========

Equity securities available-for-sale

Common Stocks:

  Public utilities                                   $       90  $     14   $     -   $      104

  Banks, trusts & insurance companies                         -         -         -            -

  Industrial, miscellaneous & other                       7,324     2,545       309        9,560

Non-redeemable preferred stocks                           2,438         -     1,390        1,048

Perpetual preferred stocks                                8,112       793       210        8,695
                                                     ----------  --------   -------   ----------
Total equity securities, available-for-sale          $   17,964  $  3,352   $ 1,909   $   19,407
                                                     ==========  ========   =======   ==========

    (1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
    (2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
    (3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI" which were not included in earnings. Amount excludes $15 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

                                                  Available-for-Sale
                                                 ---------------------
                                                 Amortized    Fair
                                                   Cost       Value
                                                 ---------- ----------
                                                    (in thousands)

         Due in one year or less                 $  321,169 $  324,872

         Due after one year through five years    1,556,554  1,663,138

         Due after five years through ten years   1,371,340  1,503,916

         Due after ten years                        721,697    812,586

         Asset-backed securities                    376,505    373,245

         Commercial mortgage-backed securities      505,310    542,323

         Residential mortgage-backed securities     298,831    324,044
                                                 ---------- ----------
         Total                                   $5,151,406 $5,544,124
                                                 ========== ==========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                                    2011      2010       2009
                                                                                  --------  --------  ----------
                                                                                          (in thousands)
Fixed maturities, available-for-sale
  Proceeds from sales                                                             $853,296  $788,657  $  572,902
  Proceeds from maturities/repayments                                              836,724   919,875   1,100,012
  Gross investment gains from sales, prepayments and maturities                     83,600    45,098      17,375
  Gross investment losses from sales and maturities                                   (411)   (2,497)    (19,291)

Equity securities, available-for-sale

  Proceeds from sales                                                             $  6,397  $  6,978  $   14,408
  Proceeds from maturities/repayments                                                3,958     9,000       5,000
  Gross investment gains from sales                                                  3,857       348       1,785
  Gross investment losses from sales                                                    --      (367)       (363)

Fixed maturity and equity security impairments

  Net writedowns for other-than-temporary impairment losses on fixed maturities
   recognized in earnings(1)                                                      $ (8,969) $(11,811) $  (31,896)

  Writedowns for other-than-temporary impairment losses on equity securities        (2,255)     (147)     (2,259)

    (1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                                                                 Year Ended     Year Ended
                                                                                                December 31,   December 31,
                                                                                                    2011           2010
                                                                                               (in thousands) (in thousands)
Balance, beginning of period                                                                      $36,820        $42,943
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                            (7,456)        (7,144)
Credit loss impairments previously recognized on securities impaired to fair value during
 the period(1)                                                                                     (4,055)        (7,158)
Credit loss impairment recognized in the current period on securities not previously impaired         403             26
Additional credit loss impairments recognized in the current period on securities previously
 impaired                                                                                           5,630          8,950
Increases due to the passage of time on previously recorded credit losses                           1,487          2,222
Accretion of credit loss impairments previously recognized due to an increase in cash flows
 expected to be collected                                                                          (1,322)        (3,019)
                                                                                                  -------        -------
Balance, end of period                                                                            $31,507        $36,820
                                                                                                  =======        =======

    (1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Trading Account Assets
The following table provides information relating to trading account assets, at fair value as of the dates indicated:

                                           December 31, 2011 December 31, 2010
                                           ----------------- -----------------
                                           Amortized  Fair   Amortized  Fair
                                             Cost     Value    Cost     Value
                                           --------- ------- --------- -------
                                                     (in thousands)
 Fixed maturities:
   Asset-backed securities                  $16,597  $17,419  $16,074  $17,525
   Commercial mortgage-backed securities      4,978    5,062    4,950    5,180
                                            -------  -------  -------  -------
   Total fixed maturities                    21,575   22,481   21,024   22,705
   Equity securities(1)                       3,135    3,362        -        -
                                            -------  -------  -------  -------
   Total trading account assets             $24,710  $25,843  $21,024  $22,705
                                            =======  =======  =======  =======

    (1)During 2011, perpetual preferred stocks of $8.4 million were reclassified from "Equity Securities, available-for-sale". Prior periods were not restated.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was ($0.5) million, ($0.2) million and $3.2 million during the years ended December 31, 2011 , 2010 and 2009, respectively.

Commercial Mortgage and Other Loans
The Company's commercial mortgage and other loans are comprised as follows as of the dates indicated:

                                                                         December 31, 2011      December 31, 2010
                                                                       ---------------------  ---------------------
                                                                           Amount      % of       Amount      % of
                                                                       (in thousands)  Total  (in thousands)  Total
Commercial mortgage and other loans by property type:
Industrial buildings                                                     $  261,699    18.4 %   $  226,174    17.4 %
Retail                                                                      453,352     31.9       438,072     33.8
Apartments/Multi-Family                                                     218,524     15.4       203,749     15.7
Office buildings                                                            223,587     15.8       208,699     16.1
Hospitality                                                                  61,910      4.4        57,409      4.4
Other                                                                        97,383      6.9        85,133      6.6
                                                                         ----------   ------    ----------   ------
Total commercial mortgage loans by property type                          1,316,455     92.8     1,219,236     94.0
Agricultural property loans                                                 102,850      7.2        77,214      6.0
                                                                         ----------   ------    ----------   ------
Total commercial mortgage and agricultural loans by property type         1,419,305   100.0 %    1,296,450   100.0 %
                                                                                      ======                 ======
Valuation allowance                                                         (12,813)               (21,428)
                                                                         ----------             ----------
Total net commercial and agricultural mortgage loans by property type    $1,406,492             $1,275,022
                                                                         ==========             ==========

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in California (21%), New Jersey (13%), Texas (8%) and Virginia (8%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, 2011, 2010 and 2009, is as follows:

                                                   2011(2)  2010(2)  2009(2)
                                                   -------  -------  -------
                                                        (in thousands)
   Allowance for losses, beginning of year         $21,428  $25,742  $ 8,173
   Addition to / (release of) allowance of losses   (8,615)  (4,314)  17,569
                                                   -------  -------  -------
   Allowance for losses, end of year(1)            $12,813  $21,428  $25,742
                                                   =======  =======  =======

    (1)Agricultural loans represent $0.4 million, $0.4 million and $0.0 million of the ending allowance at December 31, 2011, 2010 and 2009, respectively.
    (2)Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31, 2011 and 2010:

                                                             December 31, 2011 December 31, 2010
                                                             ----------------- -----------------
                                                                         Total Loans
                                                                       (in thousands)
Allowance for Credit Losses:
  Ending balance: individually evaluated for impairment(1)      $    5,743        $   10,536
  Ending balance: collectively evaluated for impairment(2)           7,070            10,892
                                                                ----------        ----------
  Total ending balance                                          $   12,813        $   21,428

Recorded Investment:(3)
  Ending balance: individually evaluated for impairment(1)      $   17,849        $   38,061
  Ending balance: collectively evaluated for impairment(2)       1,401,456         1,258,389
                                                                ----------        ----------
  Total ending balance, gross of reserves                       $1,419,305        $1,296,450
                                                                ==========        ==========

    (1)There were no agricultural loans individually evaluated for impairments at December 31, 2011 and 2010.
    (2)Agricultural loans collectively evaluated for impairment had a recorded investment of $103 million and $77.2 million and related allowance of $0.4 million at December 31, 2011 and 2010, respectively.
    (3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2011 and 2010 had a recorded investment and unpaid principal balance of $17.8 million and $38 million and related allowance of $5.7 million and $10.5 million, respectively, primarily related to the hospitality and other property types. At December 31, 2011 and 2010, the Company held no impaired agricultural loans. Net investment income recognized on these loans totaled $0.5 million for the year ended December 31, 2011 and $1 million for the year ended December 31, 2010.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. As of December 31, 2011 and 2010, the Company held no such loans. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2 Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2011 and 2010, 93% of the $1.4 billion recorded investment and 88% of the $1.3 billion recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2011 and 2010, 95% of the recorded investment had a debt service coverage ratio of 1.1X or greater. As of December 31, 2011, approximately $72 million or 5% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2010, approximately $86 million or 7% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


As of December 31, 2011 and 2010, all commercial mortgage and other loans were in current status, with the exception of $1.6 million and $22.2 million, respectively, that were classified as past due, primarily related to other property types, As of December 31, 2011 and 2010, $22.6 million and $38.1 million, respectively, of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to hospitality and other property types. See
Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the year ended December 31, 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. The Company's outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring is not material.

Other Long term Investments
"Other long-term investments" are comprised as follows at December 31:

                                                       2011     2010
                                                     -------- --------
                                                      (in thousands)
          Company's investment in Separate accounts  $ 31,947 $ 29,827
          Joint ventures and limited partnerships     113,445   86,972
          Derivatives                                 123,094   15,195
                                                     -------- --------
          Total other long- term investments         $268,486 $131,994
                                                     ======== ========

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

                                                  2011      2010      2009
                                                --------  --------  --------
                                                       (in thousands)
   Fixed maturities, available for sale         $300,850  $313,036  $306,535
   Equity securities, available for sale             227     1,005     1,966
   Trading account assets                          1,582     1,156     1,086
   Commercial mortgage and other loans            81,282    71,541    60,575
   Policy loans                                   56,716    55,599    53,934
   Short-term investments and cash equivalents     1,052       918     2,407
   Other long-term investments                    16,421    11,552    (6,700)
                                                --------  --------  --------
   Gross investment income                       458,130   454,807   419,803
   Less: investment expenses                     (18,180)  (16,563)  (13,763)
                                                --------  --------  --------
   Net investment income                        $439,950  $438,244  $406,040
                                                ========  ========  ========

Carrying value for non-income producing assets included in fixed maturities totaled $9 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                               2011      2010       2009
                                             --------  --------  ---------
                                                     (in thousands)
    Fixed maturities                         $ 74,220  $ 30,790  $ (33,813)
    Equity securities                           1,602      (166)      (837)
    Commercial mortgage and other loans         8,615     1,379    (17,568)
    Joint ventures and limited partnerships      (265)        -       (731)
    Derivatives                               177,855    78,577   (416,318)
    Other                                          56        54         83
                                             --------  --------  ---------
    Realized investment gains (losses), net  $262,083  $110,634  $(469,184)
                                             ========  ========  =========

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income
(loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                               Accumulated
                                                                                                  Other
                                                                                              Comprehensive
                                                   Net        Deferred             Deferred   Income (Loss)
                                                Unrealized     Policy     Policy    Income    Related To Net
                                              Gains (Losses) Acquisition  Holder      Tax       Unrealized
                                                    On        Costs and  Account  (Liability)   Investment
                                               Investments   Other Costs Balances   Benefit   Gains (Losses)
                                              -------------- ----------- -------- ----------- --------------
                                                                      (in thousands)
Balance, December 31, 2008                       $      -      $     -   $     -    $     -      $      -
Cumulative impact of the adoption of new
 authoritative guidance on January 1, 2009        (19,184)       1,446         -      6,208       (11,530)
Net investment gains (losses) on investments
 arising during the period                         26,718            -         -     (9,431)        17287
Reclassification adjustment for OTTI losses
 included in net income                             9,704            -         -     (3,426)        6,278
Reclassification adjustment for OTTI gains
 excluded from net income(1)                      (43,123)           -         -     15,222       (27,901)
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs
 and other costs                                        -       17,429         -     (6,152)       11,277
Impact of net unrealized investment (gains)
 losses on Policyholders' account balance               -            -    (8,037)     2,837        (5,200)
                                                 --------      -------   -------    -------      --------
Balance, December 31, 2009                       $(25,885)     $18,875   $(8,037)   $ 5,258      $ (9,789)
                                                 --------      -------   -------    -------      --------

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                               Accumulated
                                                                                                  Other
                                                                                              Comprehensive
                                                   Net        Deferred                        Income (Loss)
                                                Unrealized     Policy     Policy   Deferred   Related To Net
                                              Gains (Losses) Acquisition  Holder  Income Tax    Unrealized
                                                    on        Costs and  Account  (Liability)   Investment
                                               Investments   Other Costs Balances   Benefit   Gains (Losses)
                                              -------------- ----------- -------- ----------- --------------
                                                                      (in thousands)
Net investment gains (losses) on investments
 arising during the period                         (6,744)           -         -      2,359        (4,385)
Reclassification adjustment for OTTI losses
 included in net income                             7,954            -         -     (2,784)        5,170
Reclassification adjustment for OTTI gains
 excluded from net income(1)                          (29)           -         -         10           (19)
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs
 and other costs                                        -       (2,620)        -        917        (1,703)
Impact of net unrealized investment (gains)
 losses on Policyholders' account balance               -            -       908       (317)          591
                                                 --------      -------   -------    -------      --------
Balance, December 31, 2010                       $(24,704)     $16,255   $(7,129)   $ 5,443      $(10,135)
                                                 --------      -------   -------    -------      --------
Net investment gains (losses) on investments
 arising during the period                         (3,779)           -         -      1,322        (2,457)
Reclassification adjustment for OTTI losses
 included in net income                             9,623            -         -     (3,369)        6,254
Reclassification adjustment for OTTI gains
 excluded from net income(1)                          212            -         -        (75)          137
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs            -       (4,947)        -      1,731        (3,216)
Impact of net unrealized investment (gains)
 losses on Policyholders' account balance               -            -     4,185     (1,466)        2,719
                                                 --------      -------   -------    -------      --------
Balance, December 31, 2011                       $(18,648)     $11,308   $(2,944)   $ 3,586      $ (6,698)
                                                 ========      =======   =======    =======      ========

    (1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                   Accumulated
                                                                                                      Other
                                                                                                  Comprehensive
                                                     Net        Deferred               Deferred   Income (Loss)
                                                  Unrealized     Policy      Policy     Income    Related To Net
                                                Gains/(Losses) Acquisition   Holder       Tax       Unrealized
                                                      on        Costs and   Account   (Liability)   Investment
                                                Investments(1) Other Costs  Balances    Benefit   Gains (Losses)
                                                -------------- ----------- ---------  ----------- --------------
                                                                         (in thousands)
Balance, December 31, 2008                        $(331,900)    $ 239,597  $(115,710)  $  70,726    $(137,287)
Cumulative impact of the adoption of new
 authoritative guidance on January 1, 2009          (12,856)          538          -       4,311       (8,007)
Net investment gains (losses) on investments
 arising during the period                          513,845             -          -    (179,846)     333,999
Reclassification adjustment for (gains) losses
 included in net income                              24,946             -          -      (8,731)      16,215
Reclassification adjustment for OTTI losses
 excluded from net income(2)                         43,123             -          -     (15,093)      28,030
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs
 and other costs                                          -      (407,199)         -     144,673     (262,526)
Impact of net unrealized investment (gains)
 losses on policyholders' account balances                -             -    176,541     (61,788)     114,753
                                                  ---------     ---------  ---------   ---------    ---------
Balance, December 31, 2009                        $ 237,158     $(167,064) $  60,831   $ (45,748)   $  85,177
Net investment gains (losses) on investments
 arising during the period                          124,639             -          -     (43,622)      81,017
Reclassification adjustment for (gains) losses
 included in net income                              38,578             -          -     (13,501)      25,077
Reclassification adjustment for OTTI losses
 excluded from net income(2)                             29             -          -         (10)          19
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs
 and other costs                                          -       (63,685)         -      22,291      (41,394)
Impact of net unrealized investment (gains)
 losses on policyholders' account balances                -             -     32,198     (11,268)      20,930
                                                  ---------     ---------  ---------   ---------    ---------
Balance, December 31, 2010                        $ 400,404     $(230,749) $  93,029   $ (91,858)   $ 170,826
Net investment gains (losses) on investments
 arising during the period                          128,890             -          -     (45,112)      83,778
Reclassification adjustment for (gains) losses
 included in net income                             (85,445)            -          -      29,905      (55,540)
Reclassification adjustment for OTTI losses
 excluded from net income(2)                           (212)            -          -          73         (139)
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs              -        16,612          -      (5,815)      10,797
Impact of net unrealized investment (gains)
 losses on policyholders' account balances                -             -    (17,484)      6,118      (11,366)
                                                  ---------     ---------  ---------   ---------    ---------
Balance, December 31, 2011                        $ 443,637     $(214,137) $  75,545   $(106,689)   $ 198,356
                                                  =========     =========  =========   =========    =========

    (1)Includes cash flow hedges. See Note 5 for information on cash flow hedges.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

    (2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset at December 31:

                                                                     December 31, December 31, December 31,
                                                                         2011         2010         2009
                                                                     ------------ ------------ ------------
                                                                                 (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized    $(18,648)    $(24,704)    $(25,885)
Fixed maturity securities, available for sale - all other               411,366      365,178      210,581
Equity securities, available for sale                                    (1,359)       1,443          310
Derivatives designated as cash flow hedges(1)                             2,523          808       (2,974)
Other investments                                                        31,107       32,975       29,241
                                                                       --------     --------     --------
Net unrealized gains (losses) on investments                           $424,989     $375,700     $211,273
                                                                       ========     ========     ========

    (1)See Note 5 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

                                                                    December 31, 2011
                                                --------------------------------------------------------------
                                                                         Twelve months or
                                                Less than twelve months        more               Total
                                                ----------------------- ------------------ -------------------
                                                             Gross                Gross               Gross
                                                 Fair      Unrealized    Fair   Unrealized  Fair    Unrealized
                                                 Value       Losses      Value    Losses    Value     Losses
                                                 --------  ----------   ------- ---------- -------- ----------
                                                                      (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies       $  4,696     $    4     $     -  $     -   $  4,696  $     4
Obligations of U.S. states and their political
 subdivisions                                          -          -           -        -          -        -
Foreign government bonds                              96          4           -        -         96        4
Corporate securities                             196,766      6,060      13,355    2,393    210,121    8,453
Asset-backed securities                           57,956        389      69,641   22,106    127,597   22,495
Commercial mortgage-backed securities                563          -       1,051        2      1,614        2
Residential mortgage-backed securities             4,706        213       4,022      124      8,728      337
                                                 --------    ------     -------  -------   --------  -------
Total                                           $264,783     $6,670     $88,069  $24,625   $352,852  $31,295
                                                 ========    ======     =======  =======   ========  =======

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


                                                                     December 31, 2010
                                                ---------------------------------------------------------------
                                                                         Twelve months or
                                                Less than twelve months        more                Total
                                                ----------------------- ------------------- -------------------
                                                             Gross                 Gross               Gross
                                                 Fair      Unrealized    Fair    Unrealized  Fair    Unrealized
                                                 Value       Losses      Value     Losses    Value     Losses
                                                 --------  ----------   -------- ---------- -------- ----------
                                                                      (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies       $  9,075         43            -        -   $  9,075  $    43
Obligations of U.S. states and their political
 subdivisions                                     20,662      1,063            -        -     20,662    1,063
Foreign government bonds                             152          -            -        -        152        -
Corporate securities                             330,322      9,606       51,283    3,860    381,605   13,466
Asset-backed securities                           23,625        189       95,622   29,888    119,247   30,077
Commercial mortgage-backed securities             14,375        247            -        -     14,375      247
Residential mortgage-backed securities             3,406         57        5,934      137      9,340      194
                                                 --------   -------     --------  -------   --------  -------
Total                                           $401,617    $11,205     $152,839  $33,885   $554,456  $45,090
                                                 ========   =======     ========  =======   ========  =======

The gross unrealized losses at December 31, 2011 and 2010 are composed of $10 million and $23 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $21 million and $22 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $22 million of the gross unrealized losses represented declines in value of greater than 20%, $3 million of which had been in that position for less than six months, as compared to $27 million at December 31, 2010 that represented declines in value of greater than 20%, none of which had been in that position for less than six months. At December 31, 2011 and December 31, 2010, the $25 million and $34 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and December 31, 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


Duration of Gross Unrealized Loss Positions for Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

                                                               December 31, 2011
                                       -------------------------------------------------------------------
                                       Less than twelve months Twelve months or more         Total
                                       ----------------------- --------------------- ---------------------
                                                     Gross                  Gross                 Gross
                                                   Unrealized             Unrealized            Unrealized
                                       Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                       ----------  ----------  ---------- ---------- ---------- ----------
                                                                (in thousands)
Equity securities, available for sale    $3,016      $1,966      $    -      $  -      $3,016     $1,966
                                         ======      ======      ======      ====      ======     ======

                                                               December 31, 2010
                                       -------------------------------------------------------------------
                                       Less than twelve months Twelve months or more         Total
                                       ----------------------- --------------------- ---------------------
                                                     Gross                  Gross                 Gross
                                                   Unrealized             Unrealized            Unrealized
                                       Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                       ----------  ----------  ---------- ---------- ---------- ----------
                                                                (in thousands)
Equity securities, available for sale    $6,606      $1,750      $1,536      $159      $8,142     $1,909
                                         ======      ======      ======      ====      ======     ======

At December 31, 2011, $2 million of the gross unrealized losses represented declines of greater than 20%, $1.4 million of which have been in that position for less than six months. At December 31, 2010, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. Included in the December 31, 2010 table above are perpetual preferred securities. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and December 31, 2010.

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                               2011    2010
                                                             -------- -------
                                                              (in thousands)
  Fixed maturity securities, available for sale - all other  $189,143 $76,981
  Trading account assets                                          232       -
                                                             -------- -------
  Total securities pledged                                   $189,375 $76,981
                                                             ======== =======

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $194 million. Of this amount, $154 million was "Cash collateral for loaned securities" and $40 million was "Securities sold under agreements to repurchase." As of December 31, 2010, the carrying amount of the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

associated liabilities supported by the pledged collateral was $80 million. Of this amount, $3 million was "Securities sold under agreements to repurchase" and $77 million was "Cash collateral for loaned securities."

Fixed maturities of $4 million at December 31, 2011 and December 31, 2010 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                              2011         2010         2009
                                                                          -----------  -----------  -----------
                                                                                      (in thousands)
Balance, beginning of year                                                $ 3,377,557  $$2,483,494  $$2,602,085
Capitalization of commissions, sales and issue expenses                     1,273,521    1,059,823      545,418
Amortization- Impact of assumption and experience unlocking and true-ups       28,059      186,732       80,598
Amortization- All other                                                    (1,142,903)    (279,857)    (374,885)
Change in unrealized investment gains/(losses)                                 10,625      (72,635)    (369,723)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)                   (329,351)           -            -
                                                                          -----------  -----------  -----------
Balance, end of year                                                      $ 3,217,508  $ 3,377,557  $ 2,483,494
                                                                          ===========  ===========  ===========

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or "PARCC," Prudential Arizona Reinsurance Term Company, or "PAR TERM," Prudential Arizona Reinsurance III Company, or "PAR III" and Prudential Arizona Reinsurance Universal Company or "PAR U," as discussed in Note 13.

Ceded capitalization amounted to $210 million, $220 million and $220 million in 2011, 2010 and 2009, respectively. Ceded amortization amounted to $72 million, $67 million and $53 million in 2011, 2010 and 2009, respectively. The ceded portion of the impact on deferred acquisition costs related to changes in unrealized gains/(losses) arising from the 2011 coinsurance agreement with PAR U increased the deferred acquisition cost asset $180 million. Deferred acquisition costs also include a $329 million reduction resulting from the coinsurance agreement with PAR U effective July 1, 2011 (see Note 13).

5. POLICYHOLDERS' LIABILITIES

Future Policy Benefits
Future policy benefits at December 31, are as follows:

                                                      2011        2010
                                                   ---------- -----------
                                                       (in thousands)
     Life insurance - domestic                     $3,184,177 $$2,690,544
     Life insurance - Taiwan                          977,889     939,159
     Individual and group annuities                    68,612      57,313
     Policy claims and other contract liabilities   1,063,630    (359,467)
                                                   ---------- -----------
     Total future policy benefits                  $5,294,308 $ 3,327,549
                                                   ========== ===========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES (continued)


Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.34% to 14.75%, with approximately 11.45% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed in Note 7. The interest rates used in the determination of the present values range from 1.39% to 5.88%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                    2011       2010
                                                 ---------- ----------
                                                    (in thousands)
          Interest-sensitive life contracts      $4,642,825 $4,320,045
          Individual annuities                    1,826,854  1,869,965
          Guaranteed interest accounts              776,731    841,268
          Other                                     562,430    477,891
                                                 ---------- ----------
          Total policyholders' account balances  $7,808,840 $7,509,169
                                                 ========== ==========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.00% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with less than 0.01 % of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00 %. Interest crediting rates range from 1.00 % to 8.00 % for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential of Taiwan, PARCC, UPARC, PAR U, Pruco Re, PAR III, and PAR TERM, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)

do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income for the years December 31, as follows:

                                                                      2011        2010         2009
                                                                  -----------  ----------  -----------
                                                                             (in thousands)
Premiums                                                          $ 1,127,239  $1,061,881  $   959,698

Reinsurance ceded                                                  (1,054,452)   (995,489)    (888,105)
                                                                  -----------  ----------  -----------
    Premiums                                                      $    72,787  $   66,392  $    71,593
                                                                  ===========  ==========  ===========
Direct policy charges and fees                                    $ 1,444,932  $1,030,265  $   936,985

Reinsurance ceded                                                    (335,808)   (441,214)    (283,851)
                                                                  -----------  ----------  -----------
    Policy charges and fees                                       $ 1,109,124  $  589,051  $   653,134
                                                                  ===========  ==========  ===========
Policyholders' benefits ceded                                     $   742,529  $  678,782  $   515,539
Realized capital gains/(losses) net, associated with derivatives  $ 1,185,096  $ (497,195) $(1,183,687)

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains/(losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC (See Note 13) to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See
Note 11 for additional information related to the accounting for embedded derivatives.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)


Reinsurance recoverables included in the Company's Consolidated Statements of Financial Position at December 31, 2011 and 2010 were as follows:

                                                December 31, December 31,
                                                    2011         2010
                                                ------------ ------------
                                                     (in thousands)
      Domestic life insurance-affiliated         $3,875,120   $2,153,734
      Domestic individual annuities-affiliated      869,159     (372,823)

      Domestic life insurance-unaffiliated             (658)         239
      Taiwan life insurance-affiliated              983,989      946,011
                                                 ----------   ----------
                                                 $5,727,610   $2,727,161
                                                 ==========   ==========

Substantially all reinsurance contracts are with affiliates as of December 31, 2011 and December 31, 2010. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, 2011 and 2010 were as follows:

                                                2011           2010           2009
                                           -------------  -------------  -------------
                                                          (in thousands)
Gross life insurance face amount in force  $ 569,684,855  $ 546,708,450  $ 517,012,733
Reinsurance ceded                           (517,857,797)  (492,314,245)  (465,245,943)
                                           -------------  -------------  -------------
Net life insurance face amount in force    $  51,827,058  $  54,394,205  $  51,766,790
                                           =============  =============  =============

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2011, 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                          December 31, 2011               December 31, 2010
                                                  --------------------------------- -----------------------------
                                                                                      In the
                                                  In the Event of At Annuitization/  Event of   At Annuitization/
                                                       Death      Accumulation (1)    Death     Accumulation (1)
                                                  --------------- ----------------- ----------- -----------------
                                                           (in thousands)                  (in thousands)
Variable Annuity Contracts

Return of Net Deposits
Account value                                       $37,091,904      $       N/A    $23,853,223    $       N/A
Net amount at risk                                      947,037              N/A    $   112,961            N/A
Average attained age of contractholders                      60              N/A       60 years            N/A

Minimum return or contract value
Account value                                       $14,074,097      $43,987,117    $12,334,087    $29,079,105
Net amount at risk                                  $ 2,571,505      $ 3,048,978    $ 1,725,293    $   847,993
Average attained age of contractholders                      66               60       66 years       60 years
Average period remaining until earliest expected
 annuitization                                              N/A       0.55 years            N/A     1.24 years

    (1)Includes income and withdrawal benefits as described herein

                                 Unadjusted Value Adjusted Value Unadjusted Value Adjusted Value
Market value adjusted annuities  ---------------- -------------- ---------------- --------------
        Account value                $673,038        $676,087        $738,349        $744,269

                                                                     December 31, 2011 December 31, 2010
                                                                     ----------------- -----------------
                                                                            In the Event of Death
                                                                     -----------------------------------
                                                                               (in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value                                                  $ 2,418,679       $ 2,391,911
General account value                                                   $ 2,089,347       $ 1,789,570
Net amount at risk                                                      $54,917,077       $51,499,882
Average attained age of contractholders                                    52 years          51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2011 December 31, 2010
                                ----------------- -----------------
                                          (in thousands)
            Equity funds           $23,180,461       $20,486,317
            Bond funds              23,125,115        11,185,349
            Money market funds       2,493,553         2,035,929
                                   -----------       -----------
            Total                  $48,799,129       $33,707,595
                                   ===========       ===========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


In addition to the above mentioned amounts invested in separate account investment options, $2.367 billion and $2.480 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2011 and 2010, respectively.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                          GMWB-GMIWB-
                                               GMDB               GMIB       GMAB        Total
                                   ---------------------------  --------  ----------- ----------
                                               Variable Life,
                                             Variable Universal
                                   Variable   Life & Universal
                                   Annuity          Life          Variable Annuity
                                                           (in thousands)
Balance as of December 31, 2008    $162,569       $ 86,739      $ 41,017  $  794,640  $1,084,965
  Incurred guarantee benefits(1)    (13,709)        63,694       (14,478)   (812,179)   (776,672)
  Paid guarantee benefits           (68,937)        (7,262)            -           -     (76,199)
                                   --------       --------      --------  ----------  ----------
Balance as of December 31, 2009    $ 79,923       $143,171      $ 26,539  $  (17,539) $  232,094
  Incurred guarantee benefits(1)      5,522         18,496           361    (435,284)   (410,905)
  Paid guarantee benefits           (36,616)          (560)         (182)          -     (37,358)
                                   --------       --------      --------  ----------  ----------
Balance as of December 31, 2010    $ 48,829       $161,107      $ 26,718  $ (452,823) $ (216,169)
  Incurred guarantee benefits(1)     87,111         66,082         7,120   1,365,810   1,526,123
  Paid guarantee benefits           (38,305)        (2,280)         (828)          -     (41,413)
                                   --------       --------      --------  ----------  ----------
Balance as of December 31, 2011    $ 97,635       $224,909      $ 33,010  $  912,987  $1,268,541
                                   ========       ========      ========  ==========  ==========

    (1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                    2011      2010      2009
                                                                 ---------  --------  --------
                                                                         (in thousands)
Balance, beginning of year                                       $ 537,943  $296,341  $269,310
Capitalization                                                     289,642   246,006    94,526
Amortization- Impact of assumption and experience unlocking and
 true-ups                                                          (24,919)   15,638    11,070
Amortization- All other                                           (260,964)  (26,373)  (58,634)

Change in unrealized investment gains and (losses)                   1,040     6,330   (19,930)
                                                                 ---------  --------  --------
Balance, end of year                                             $ 542,742  $537,943  $296,341
                                                                 =========  ========  ========

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to ($589) million, $277 million, and $167 million for the years ended December 31, 2011, 2010, and 2009, respectively. Statutory surplus of the Company amounted to $1,496 million and $1,218 million at December 31, 2011 and 2010, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company is restricted from paying dividends in 2012 without prior approval. In 2009 and 2011, there were no dividends nor any returns of capital paid by the Company to the parent company. The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                         2011      2010      2009
                                                      ---------  -------- ---------
                                                              (in thousands)
Current tax expense (benefit):
  U.S.                                                $  42,474  $157,318 $  93,658
                                                      ---------  -------- ---------
Total                                                    42,474   157,318    93,658
                                                      ---------  -------- ---------
Deferred tax expense (benefit):
  U.S.                                                  252,052    14,495  (229,618)
                                                      ---------  -------- ---------
Total                                                   252,052    14,495  (229,618)
                                                      ---------  -------- ---------
Total income tax expense (benefit) on income from
 operations                                            (209,579)  171,813  (135,960)
  Other comprehensive income                             16,617    45,855   111,335
  Cumulative effect of changes in accounting policy           -         -    10,637
                                                      ---------  -------- ---------
Total income tax expense (benefit) on continuing
 operations                                           $(192,962) $217,668 $ (13,988)
                                                      =========  ======== =========

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of ($320.2) million, $641.9 million and ($201.8) million, and no income from foreign operations for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                2011      2010       2009
-                                                            ---------  --------  ---------
                                                                     (in thousands)
Expected federal income tax expense                          $(112,087) $224,658  $ (70,612)
Non-taxable investment income                                  (81,031)  (46,161)   (35,900)
Tax credits                                                    (15,977)   (5,553)    (2,270)
Expiration of statute of limitations and related interest            -         -    (33,812)
Other                                                             (484)   (1,131)     6,634
                                                             ---------  --------  ---------
Total income tax expense (benefit) on continuing operations  $(209,579) $171,813  $(135,960)
                                                             =========  ========  =========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)


Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2011        2010
                                                  ----------  ----------
                                                      (in thousands)
       Deferred tax assets
         Insurance reserves                       $  995,018  $  696,132
         Investments                                       -      45,654
         Other                                             -       1,821
                                                  ----------  ----------
         Deferred tax assets                      $  995,018  $  743,607
                                                  ----------  ----------
       Deferred tax liabilities
           Deferred acquisition costs             $  847,259  $  920,187
           Investments                                55,073           0
           Deferred Annuity Bonus                    189,960     188,280
           Net Unrealized gains on securities        147,787     131,136
           Other                                         723           -
                                                  ----------  ----------
           Deferred tax liabilities                1,240,802   1,239,603
                                                  ----------  ----------
       Net deferred tax asset (liability)         $ (245,784) $ (495,996)
                                                  ==========  ==========

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2011, 2010 and 2009.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)


The Company's unrecognized tax benefits as of December 31, 2009, 2010 and 2011 are as follows:

                                                                                         Unrecognized    Total
                                                                           Unrecognized  tax benefits unrecognized
                                                                           tax benefits    2002 and   tax benefits
                                                                           prior to 2002   forward     all years
-                                                                          ------------- ------------ ------------
                                                                                       (in thousands)
Amounts as of December 31, 2008                                             $  45,118..    $ 6,079      $ 51,197
Increases in unrecognized tax benefits taken in prior period                         -           -             -
(Decreases) in unrecognized tax benefits taken in prior period                       -        (826)         (826)
Settlements with parent                                                      (17,197)..          -       (17,197)
Settlements with taxing authorities                                                  -           -             -
(Decreases) in unrecognized tax benefits as a result of lapse of the
 applicable statute of limitations                                           (26,431)..          -       (26,431)
                                                                             ---------     -------      --------
Amounts as of December 31, 2009                                              $   1,490     $ 5,253      $  6,743
Increases in unrecognized tax benefits taken in prior period                         -           -             -
(Decreases) in unrecognized tax benefits taken in prior period                       -      (5,123)       (5,123)
                                                                             ---------     -------      --------
Amounts as of December 31, 2010                                              $   1,490     $   130      $  1,620
Increases in unrecognized tax benefits taken in prior period
(Decreases) in unrecognized tax benefits taken in prior period                  (1,490)        (17)       (1,507)
                                                                             ---------     -------      --------
Amounts as of December 31, 2011                                              $       0     $   113      $    113
                                                                             =========     =======      ========
Unrecognized tax benefits that, if recognized, would favorably impact the
 effective rate as of December 31, 2009                                      $   1,490     $     -      $  1,490
                                                                             =========     =======      ========
Unrecognized tax benefits that, if recognized, would favorably impact the
 effective rate as of December 31, 2010                                      $   1,490     $     -      $  1,490
                                                                             =========     =======      ========
Unrecognized tax benefits that, if recognized, would favorably impact the
 effective rate as of December 31, 2011                                      $       -     $     -      $      -
                                                                             =========     =======      ========

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

                                                                                              2011   2010     2009
                                                                                              ---- -------  -------
                                                                                                  (in thousands)
Interest and penalties recognized in the consolidated statements of operations                 $-  $(1,100) $(4,900)
Interest and penalties recognized in liabilities in the consolidated statements of financial
 position                                                                                      $-  $     -  $ 1,100

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2007 tax years will expire in June 2012, unless extended. Tax years 2008 through 2010 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)


During the fourth quarter of 2011, the Company's parent, Prudential Financial, reached an agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 13, 2012, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive ("IDD") stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company's parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company's 2009, 2010 or 2011 results.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)


For tax years 2007 through 2011, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions,
(ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and certain short term investments, and equity securities. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), and commercial mortgage loans, certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally- developed values to the related assets or liabilities. To the extent the internally-developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and December 31, 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                   As of December 31, 2011
                                                  ---------------------------------------------------------
                                                   Level 1     Level 2    Level 3   Netting (2)    Total
                                                  ---------- ----------- ---------- ----------- -----------
                                                                       (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies              $        - $   153,703 $    4,696  $      -   $   158,399
Obligations of U.S. states and their political
 subdivisions                                              -      49,638          -         -        49,638
Foreign government bonds                                   -      54,521          -         -        54,521
Corporate securities                                       -   4,018,234     23,720         -     4,041,954
Asset-backed securities                                    -     310,816     62,429         -       373,245
Commercial mortgage-backed securities                      -     542,323          -         -       542,323
Residential mortgage-backed securities                     -     324,044          -         -       324,044
                                                  ---------- ----------- ----------  --------   -----------
  Sub-total                                                -   5,453,279     90,845         -     5,544,124
Trading account assets:
Asset-backed securities                                    -      17,419          -         -        17,419
Commercial mortgage-backed securities                      -       5,062          -         -         5,062
Equity securities................................          -           -      3,362         -         3,362
                                                  ---------- ----------- ----------  --------   -----------
  Sub-total                                                -      22,481      3,362         -        25,843
Equity securities, available for sale                  5,617           -      2,652         -         8,269
Short-term investments                               101,608     181,673          -         -       283,281
Cash equivalents                                      42,158     191,920          -         -       234,078
Other long-term investments                                -     180,603        686   (57,612)      123,677
Other assets                                               -      70,519    991,129         -     1,061,648
                                                  ---------- ----------- ----------  --------   -----------
  Sub-total excluding separate account assets        149,383   6,100,475  1,088,674   (57,612)    7,280,920
Separate account assets (1)                        1,803,852  56,130,595    222,324         -    58,156,771
                                                  ---------- ----------- ----------  --------   -----------
  Total assets                                    $1,953,235 $62,231,070 $1,310,998  $(57,612)  $65,437,691
                                                  ========== =========== ==========  ========   ===========
Future policy benefits                            $        - $         - $  912,988  $      -   $   912,988
Other Liabilities                                          -      57,612          -   (57,612)            -
                                                  ---------- ----------- ----------  --------   -----------
  Total liabilities                               $        - $    57,612 $  912,988  $(57,612)  $   912,988
                                                  ========== =========== ==========  ========   ===========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                             As of December 31, 2010
                                                             -------------------------------------------------------
                                                              Level 1     Level 2    Level 3    Netting     Total
                                                             ---------- ----------- ---------  --------  -----------
                                                                                  (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                         $        - $   227,962 $       -  $      -  $   227,962
Obligations of U.S. states and their political subdivisions           -      24,129         -         -       24,129
Foreign government bonds                                              -      54,709         -         -       54,709
Corporate securities                                                  -   4,321,147    49,050         -    4,370,197
Asset-backed securities                                               -     349,808    59,770         -      409,578
Commercial mortgage-backed securities                                 -     580,520         -         -      580,520
Residential mortgage-backed securities                                -     375,208         -         -      375,208
                                                             ---------- ----------- ---------  --------  -----------
  Sub-total                                                           -   5,933,483   108,820         -    6,042,303
Trading account assets:
Asset-backed securities                                               -      17,525         -         -       17,525
Commercial mortgage-backed securities                                 -       5,180         -         -        5,180
  Sub-total                                                           -      22,705         -         -       22,705
Equity securities, available for sale                             8,920       8,695     1,792         -       19,407
Short-term investments                                           50,989     195,915         -         -      246,904
Cash equivalents                                                 42,040     237,871         -         -      279,911
Other long term investments                                           -      26,752         -   (11,557)      15,195
Other assets                                                          -      48,071  (222,491)        -     (174,420)
                                                             ---------- ----------- ---------  --------  -----------
  Sub-total excluding separate account assets                   101,949   6,473,492  (111,879)  (11,557)   6,452,005
Separate account assets (1)                                   1,654,810  41,415,830   198,451         -   43,269,091
                                                             ---------- ----------- ---------  --------  -----------
  Total assets                                               $1,756,759 $47,877,765 $  86,572  $(11,557) $49,721,096
                                                             ========== =========== =========  ========  ===========
Future policy benefits                                       $        - $         - $(452,822) $      -  $  (452,822)
Other Liabilities                                                     -      11,557         -   (11,557)           -
                                                             ---------- ----------- ---------  --------  -----------
  Total liabilities                                          $        - $    11,557 $(452,822) $(11,557) $  (452,822)
                                                             ========== =========== =========  ========  ===========

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(2)"Netting" amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company's customers and policyholders.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and December 31, 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally-developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, public corporate bonds, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Securities." Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 may include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs (e.g., individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2011, and December 31, 2010, there were derivatives with the fair value of $102 thousand and $0 classified within Level 3, and all other derivatives were classified within Level 2. See
Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities and an affiliated security issued by certain investment subsidiaries of Prudential Insurance. These guarantees are described further below in "Future Policy Benefits." Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance ("NPR") in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 125 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those individual living benefit contracts in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

As of December 31, 2011, the fair value of the embedded derivatives associated with the optional living benefit features before the adjustment for NPR, was a net liability of $4,015 million. This net liability was comprised of $4,203 million of individual living benefit contracts in a liability position, net of $188 million of individual living benefit contracts in a contra-liability position. At December 31, 2011, the adjustment for the NPR resulted in a $3,102 million cumulative decrease to the embedded derivative liability, reflecting the additional credit spread over LIBOR the Company incorporated into the discount rate used in the valuations of those embedded derivatives in a liability position. Significant declines in risk-free interest rates and the impact of account value performance in 2011 drove an increase in the embedded derivative liability associated with the optional living benefit features of the Company's variable annuity products as of December 31, 2011. These factors, as well as widening of the spreads used in valuing NPR, also drove offsetting increases in the NPR adjustment. As described in Note 6 the Company uses affiliated reinsurance as part of its risk management strategy for certain of the optional living benefit features. As a result, the increase in these embedded derivative liabilities are largely offset by corresponding increases in the reinsurance recoverable associated with the affiliated reinsurance.

Transfers between Levels 1 and 2 - During the twelve months ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

                                                                 Year Ended December 31, 2011
                                            ----------------------------------------------------------------------
                                                                                            Fixed
                                                                                         Maturities
                                                Fixed                         Fixed     Available For
                                             Maturities        Fixed       Maturities      Sale -
                                            Available For   Maturities    Available For  Commercial      Equity
                                             Sale - U.S.   Available For  Sale -Asset-    Mortgage-    Securities,
                                              Treasury    Sale -Corporate    Backed        Backed     Available for
                                             Securities     Securities     Securities    Securities       Sale
                                            ------------- --------------- ------------- ------------- -------------
                                                                        (in thousands)
Fair value, beginning of period                $    -        $ 49,050        $59,770       $     -       $ 1,792
  Total gains (losses) (realized/
   unrealized):
    Included in earnings:
     Realized investment gains
      (losses), net                                 -          (3,311)           803             -        (3,315)
     Asset management fees and
      other income                                  -               -              -             -             -
    Included in other comprehensive
     income (loss)                                 (4)         (1,126)          (694)            -         2,840
  Net investment income                             -             219            768             -             -
  Purchases                                     4,700           7,534         23,001         5,019         1,696
  Sales                                             -            (678)        (8,160)            -             -
  Issuances                                         -             883              -             -             -
  Settlements                                       -         (20,679)        (9,094)            -           (99)
  Foreign currency translation                      -               -              -             -             -
  Transfers into Level 3(2)                         -          10,444              -             -         8,695
  Transfers out of Level 3(2)                       -         (18,616)        (3,965)       (5,019)            -
  Other(4)                                          -               -              -             -        (8,957)
                                               ------        --------        -------       -------       -------
Fair value, end of period                      $4,696        $ 23,720        $62,429       $     -       $ 2,652
                                               ======        ========        =======       =======       =======
Unrealized gains (losses) for the period
 relating to those Level 3 assets that
 were still held at the end of the
 period(3):
    Included in earnings:
     Realized investment gains
      (losses), net                            $    -        $ (4,319)       $   (10)      $     -       $(2,918)
     Asset management fees and
      other income                             $    -        $      -        $     -       $     -       $     -
     Interest credited to policyholder
      account balances                         $    -        $      -        $     -       $     -       $     -
    Included in other comprehensive
     income (loss)                             $   (4)       $   (718)       $  (514)      $     -       $ 2,597

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                      Year Ended December 31, 2011
                                                  --------------------------------------------------------------------
                                                  Other Trading
                                                  Account Assets Other Long-
                                                     - Equity       Term       Other        Separate      Future Policy
                                                    Securities   Investments   Assets   Account Assets(1)   Benefits
                                                  -------------- ----------- ---------  ----------------- -------------
                                                                             (in thousands)
Fair value, beginning of period                      $     -        $  -     $(222,491)     $198,451       $   452,822
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net               -         102       934,112           388        (1,091,846)
     Asset management fees and other
      income                                            (595)        (46)            -             -                 -
     Interest credited to policyholder
      account balances                                     -           -             -         1,815                 -
    Included in other comprehensive income
     (loss)                                                -                    (3,980)            -                 -
  Net investment income                                    -           -             -             -                 -
  Purchases                                                -         630       308,142        86,744         (273,964)
  Sales                                                    -           -             -       (65,074)                -
  Issuances                                                -           -             -             -                 -
  Settlements                                         (5,000)          -            (3)            -                 -
  Foreign currency translation                             -           -             -             -                 -
  Transfers into Level 3(2)                                -           -             -             -                 -
  Transfers out of Level 3(2)                              -           -       (24,651)            -                 -
  Other(4)                                             8,957           -             -             -                 -
                                                     -------        ----     ---------      --------       -----------
Fair value, end of period                            $ 3,362        $686     $ 991,129      $222,324       $  (912,988)
                                                     =======        ====     =========      ========       ===========
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period(3):
    Included in earnings:
     Realized investment gains (losses), net         $     -        $ 75     $ 973,717      $      -       $(1,085,926)
     Asset management fees and other
      income                                         $  (876)       $(46)    $       -      $      -       $         -
     Interest credited to policyholder
      account balances                               $     -        $  -     $       -      $  1,815       $         -
    Included in other comprehensive income
     (loss)                                          $     -        $  -     $  (3,980)     $      -       $         -

    (1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
    (2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
    (3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
    (4)Other primarily represents reclasses of certain assets between reporting categories.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Transfers - The transfers out of Level 3 for $24.6 million for the year ended December 31, 2011 were primarily the result of the use of third party pricing for an affiliated security issued by an investment subsidiary of Prudential Insurance. Prior to the second quarter of 2011 these assets were valued internally using a pricing model. As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                       Year Ended December 31, 2010
                                                    ------------------------------------------------------------------
                                                       Fixed                                    Fixed
                                                    Maturities,                              Maturities
                                                     Available      Fixed         Fixed     Available For
                                                        For      Maturities    Maturities      Sale -
                                                      Sale -    Available For Available For  Commercial      Equity
                                                      Foreign      Sale -     Sale - Asset-   Mortgage-    Securities,
                                                    Government    Corporate      Backed        Backed     Available for
                                                       Bonds     Securities    Securities    Securities       Sale
                                                    ----------- ------------- ------------- ------------- -------------
                                                                              (in thousands)
Fair value, beginning of period                       $ 1,082     $ 32,462      $135,466       $     -       $ 3,833
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                -         (438)       (1,438)            -           (90)
     Asset management fees and other
      income                                                -            -             -             -             -
    Included in other comprehensive income
     (loss)                                               (11)       1,958          (582)           82        (2,291)
  Net investment income                                    (1)         328           735            (7)            -
  Purchases, sales, issuances, and settlements              -      (14,534)        4,839         5,160           340
  Foreign currency translation                              -            -             -             -             -
  Transfers into Level 3(2)                                 -       30,910         4,525             -             -
  Transfers out of Level 3(2)                          (1,070)      (1,636)      (83,775)       (5,235)            -
                                                      -------     --------      --------       -------       -------
Fair value, end of period                             $     -     $ 49,050      $ 59,770       $     -       $ 1,792
                                                      =======     ========      ========       =======       =======
Unrealized gains (losses) for the period relating
 to those Level 3 assets that were still held at
 the end of the period(3):
    Included in earnings:
     Realized investment gains (losses), net          $     -     $ (1,027)     $   (868)      $     -       $    90
     Asset management fees and other
      income                                          $     -     $      -      $      -       $     -       $     -
     Interest credited to policyholder account
      balances                                        $     -     $      -      $      -       $     -       $     -
    Included in other comprehensive income
     (loss)                                           $   (11)    $  2,786      $   (634)      $   126       $(2,291)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                         Year Ended December 31, 2010
                                                       ---------------------------------------------------------------
                                                        Trading
                                                        Account
                                                        Asset -
                                                         Backed      Other      Other    Separate Account Future Policy
                                                       Securities Liabilities   Assets      Assets (1)      Benefits
                                                       ---------- ----------- ---------  ---------------- -------------
                                                                                (in thousands)
Fair value, beginning of period                         $ 1,182      $(960)   $ 159,618      $152,675       $  17,539
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                  -        960     (474,147)         (799)        540,017
     Asset management fees and other income                   -          -            -             -               -
     Interest credited to policyholder account
      balances                                                -          -            -         9,119               -
    Included in other comprehensive income (loss)            18          -        2,465             -               -
  Net investment income                                       -          -            -             -               -
  Purchases, sales, issuances, and settlements           (1,200)         -       89,573        37,456        (104,733)
  Foreign currency translation                                -          -            -             -               -
  Transfers into Level 3(2)                                   -          -            -             -               -
  Transfers out of Level 3(2)                                 -          -            -             -               -
                                                        -------      -----    ---------      --------       ---------
Fair value, end of period                               $     -      $   -    $(222,491)     $198,451       $ 452,822
                                                        =======      =====    =========      ========       =========
Unrealized gains (losses) for the period relating to
 those Level 3 assets that were still held at the end
 of the period (3):
    Included in earnings:
     Realized investment gains (losses), net            $     -      $   -    $(473,023)     $      -       $ 499,913
     Asset management fees and other income             $     -      $   -    $       -      $      -       $       -
     Interest credited to policyholder account
      balances                                          $     -      $   -    $       -      $  9,119       $       -
    Included in other comprehensive income (loss)       $     -      $   -    $   2,465      $      -       $       -

    (1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
    (2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
    (3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers out of Level 3 for Other Assets totaled $79.5 million for the year ended December 31, 2010 resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities held at December 31, 2009.

                                                                       Year Ended December 31, 2009
                                                      -------------------------------------------------------------
                                                                                                Fixed
                                                                                   Fixed     Maturities,
                                                          Fixed        Fixed    Maturities,   Available
                                                       Maturities,  Maturities,  Available   For Sale -
                                                      Available For  Available      For      Residential   Equity
                                                      Sale -Foreign For Sale -  Sale -Asset-  Mortgage-  Securities,
                                                       Government    Corporate     Backed      Backed     Available
                                                          Bonds     Securities   Securities  Securities   for Sale
                                                                              (in thousands)
Fair value, beginning of period                          $  867      $ 13,357     $ 43,642     $ 6,309     $  968
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net                  -       (2,344)      (10,559)          -         (2)
     Asset management fees and other income                   -             -            -           -          -
     Included in other comprehensive income
      (loss)                                                217         3,991       42,357          43      2,864
    Net investment income                                    (2)          916        1,004           -          -
  Purchases, sales, issuances, and settlements                -        (4,636)     (20,381)     (1,252)         -
  Foreign currency translation                                -             -            -           -          -
  Transfers into Level 3(2)                                   -        28,257       89,358           -         49
  Transfers out of Level 3(2)                                 -        (7,079)      (9,955)     (5,100)       (46)
Fair value, end of period                                $1,082      $ 32,462     $135,466     $     -     $3,833
                                                         ======      ========     ========     =======     ======
Unrealized gains (losses) for the period relating to
 those Level 3 assets that were still held at the
 end of the period(3):
    Included in earnings:
     Realized investment gains (losses), net             $    -      $ (2,904)    $(10,020)    $     -     $   (2)
     Asset management fees and other income              $    -      $      -     $      -     $     -     $    -
     Interest credited to policyholder account
      balances                                           $    -      $      -     $      -     $     -     $    -
    Included in other comprehensive income
     (loss)                                              $  217      $  3,986     $ 42,587     $     -     $2,864

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                       Year Ended December 31, 2009
                                                  ---------------------------------------------------------------------
                                                     Trading
                                                  Account Asset
                                                     -Backed       Other      Separate Account    Other    Future Policy
                                                   Securities      Assets        Assets (1)    Liabilities   Benefits
                                                  ------------- ------------  ---------------- ----------- -------------
                                                                              (in thousands)
Fair value, beginning of period                      $1,089     $  1,157,884      $154,316      $(17,167)   $(794,640)
  Total gains (losses) (realized/unrealized):
    Included in earnings:
     Realized investment gains (losses), net              -      (1,157,338)        (3,608)        16,207      848,282
     Asset management fees and other
      income                                             93                -             -              -            -
     Interest credited to policyholder
      account balances                                    -                -       (10,140)             -            -
    Included in other comprehensive income
     (loss)                                               -           22,282             -              -            -
  Net investment income                                   -                -             -              -            -
  Purchases, sales, issuances, and settlements            -          136,790        17,545              -            -
  Foreign currency translation                            -                -             -              -      (36,103)
  Transfers into Level 3(2)                               -                -             -              -            -
  Transfers out of Level 3(2)                             -                -        (5,438)             -            -
                                                     ------     ------------      --------      ---------   ----------
Fair value, end of period                            $1,182     $    159,618      $152,675      $    (960)  $   17,539
                                                     ======     ============      ========      =========   ==========
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3):
    Included in earnings:
     Realized investment gains (losses), net         $    -     $   (788,470)     $      -      $  16,215   $  830,739
     Asset management fees and other
      income                                         $   93     $          -      $      -      $       -   $        -
     Interest credited to policyholder
      account balances                               $    -     $          -      $(10,141)     $       -   $        -
    Included in other comprehensive income
     (loss)                                          $    -     $          -      $      -      $       -   $        -

--------
    (1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
    (2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
    (3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers into Level 3 for Fixed Maturities Available for Sale totaled $117.6 million for the year ended December 31, 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

The following table discloses the Company's financial instruments where the carrying amounts and fair values differ:

                                                       December 31, 2011          December 31, 2010
                                                   -------------------------- --------------------------
                                                   Carrying Amount Fair value Carrying Amount Fair value
                                                   --------------- ---------- --------------- ----------
                                                                      (in thousands)
Assets:
  Commercial mortgage and other loans                $1,406,492    $1,543,968   $1,275,022    $1,352,761
  Policy loans                                        1,050,878     1,401,354    1,061,607     1,258,411
Liabilities:
  Policyholder account balances - investment
   contracts                                            677,316       673,673      588,200       584,112
    Short-term and long-term debt to affiliates...    1,301,000     1,328,254      895,000       898,115

The fair values presented above for those financial instruments where the carrying amounts and fair values differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial mortgage and other loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based on internally developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's claims paying ratings, and hence reflect the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Short-term and long-term debt to affiliates

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity contracts that include certain optional living benefit features that are treated for accounting purposes as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. Mark-to-market changes in the fair value of the underlying contractual guarantees are determined using valuation models as described in Note 7, and are recorded in "Realized investment gains (losses), net."

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was a liability of $913 million as of December 31, 2011 and a contra-liability of $453 million as of December 31, 2010. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was an asset of $869 million as of December 31, 2011 and a contra-asset of $373 million as of December 31, 2010.

Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. In third quarter 2011, the Company amended this reinsurance agreement resulting in a recapture of a portion of the no-lapse guarantee provision effective July 1, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)


The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                        December 31, 2011             December 31, 2010
                                 ------------------------------  ---------------------------
                                  Notional       Fair Value      Notional     Fair Value
                                 ---------- -------------------  -------- ------------------
Primary Underlying                 Amount    Assets  Liabilities  Amount  Assets  Liabilities
------------------               ---------- -------- ----------- -------- ------- -----------
                                                        (in thousands)
Qualifying Hedges
Currency/Interest Rate           $   60,507 $  3,500  $    (865) $ 46,749 $ 2,193  $  (1,152)
                                 ---------- --------  ---------  -------- -------  ---------
  Total Qualifying Hedges        $   60,507 $  3,500  $    (865) $ 46,749 $ 2,193  $  (1,152)
                                 ========== ========  =========  ======== =======  =========
  Non-Qualifying Hedges
Interest Rate                    $  766,900 $ 98,500  $  (2,110) $481,500 $19,170  $  (4,738)
Currency                              7,273       37       (108)    2,109       -        (43)
Credit                               73,000      203       (667)   16,900   1,206     (1,653)
Currency/Interest Rate               52,236    2,522     (1,502)   51,943   1,434     (2,846)
Equity                            8,093,696   75,945    (52,360)   93,955   2,749     (1,125)
                                 ---------- --------  ---------  -------- -------  ---------
  Total Non-Qualifying Hedges     8,993,105  177,207    (56,747)  646,407  24,559    (10,405)
                                 ========== ========  =========  ======== =======  =========
  Total Derivatives (1)          $9,053,612 $180,707  $(57,612)  $693,156 $26,752  $(11,557)
                                 ========== ========  =========  ======== =======  =========

    (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $948 million as of December 31, 2011 and a conta-liability of $423 million as of December 31, 2010 included in "Future policy benefits" and "Fixed maturities available for sale."

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)


The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                     Year Ended December 31,
                                                  ----------------------------
                                                    2011      2010      2009
                                                  --------  -------  ---------
                                                         (in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate
    Net investment income                         $    233  $   529  $     170
    Realized investment gains (losses)                (337)
    Other income                                        49       89        (22)
    Accumulated Other Comprehensive Income(1)        1,715    2,646     (2,302)
                                                  --------  -------  ---------
    Total cash flow hedges                        $  1,660  $ 3,264  $  (2,154)
                                                  --------  -------  ---------
Non-qualifying hedges
Realized investment gains (losses)
    Interest Rate                                 $ 90,706  $25,842  $ (29,765)
    Currency                                           175      169        (91)
    Currency/Interest Rate                           1,102    1,177     (6,537)
    Credit                                             733   (1,631)     9,885
    Equity                                          (3,264)     742    (76,567)
    Embedded Derivatives                            88,740   52,278   (313,243)
                                                  --------  -------  ---------
    Total non-qualifying hedges                    178,192   78,577   (416,318)
                                                  --------  -------  ---------
    Total Derivative Impact                       $179,852  $81,841  $(418,472)
                                                  ========  =======  =========

    (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the period ending December 31, 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                            (in thousands)
                                                                            --------------
Balance, December 31, 2010                                                      $  808
Net deferred gains on cash flow hedges from January 1 to December 31, 2011       1,607
Amount reclassified into current period earnings                                   108
                                                                                ------
Balance, December 31, 2011                                                      $2,523
                                                                                ======

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)


As of December 31, 2011 the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives Written

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $85 million at December 31, 2011 and $91 million at December 31, 2010. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $35 million at December 31, 2011 and $30 million at December 31, 2010.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $58 million and $0 million notional of credit default swap ("CDS") selling protection with an associated fair value of less than $1 million, at December 31, 2011 and December 31, 2010, respectively, These credit derivatives generally have maturities of five to ten years and consist of corporate securities within the finance industry. At December 31, 2011, the underlying credits have an NAIC designation rating of 1.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2011 and December 31, 2010, the Company had $15 million and $17 million of outstanding notional amounts, respectively, reported at fair value as a liability of $1 million and a liability of less than a million, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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11. DERIVATIVE INSTRUMENTS (continued)

counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate.

Under fair value measurements, the Company incorporates the market's perceptions of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments
The Company has made commitments to fund $22 million of commercial loans as of December 31, 2011. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $82 million as of December 31, 2011.

Contingent Liabilities
On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General's Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance ("NYDOI") has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations
Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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13. RELATED PARTY TRANSACTIONS (continued)

under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2011, 2010 and 2009. The expense charged to the Company for the deferred compensation program was $7 million, $4 million and $3 million for the twelve months ended December 31, 2011, 2010 and 2009, respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $18 million, $13 million and $8 million in 2011, 2010 and 2009 respectively.

Prudential Insurance sponsors voluntary savings plans for its employees
(401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $8.1 million, $6.2 million and $4.2 million in 2011, 2010 and 2009 respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2.134 billion at December 31, 2011 and $2.061 billion at December 31, 2010, respectively. Fees related to these COLI policies were $33 million, $41 million and $37 million for the years ending December 31, 2011, 2010 and 2009 respectively. The Company retains the majority of the mortality risk associated with these COLI policies.

Reinsurance with Affiliates

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its universal protector policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its universal protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Policies with effective dates January 1, 2011 or later are reinsured with UPARC under the terms described in the previous paragraph. The settlement of the recapture premium occurred on

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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13. RELATED PARTY TRANSACTIONS (continued)

October 31, 2011. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within UPARC. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to this reinsurance agreement were $21 million and $50 million as of December 31, 2011 and December 31, 2010, respectively. Fees ceded to UPARC in 2011, 2010 and 2009 were $21 million, $102 million and $51 million, respectively. 2011 fees ceded include the recapture of $33 million unearned and supplemental premiums on yearly renewable term mortality risk previously ceded to UPARC. Benefits ceded to UPARC in 2011, 2010 and 2009 were $37 million, $52 million and $48 million respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative. Realized gains (losses) on the no lapse guarantee embedded derivative were $298 million, ($18) million and ($370) million for the years ended December 31, 2011, 2010 and 2009, respectively. The adjustment related to the settlement of the recapture premium discussed above resulted in a realized gain of $37 million in 2011 and was accounted for as a derivative.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into to an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of the all risks associated with its universal protector policies having no lapse guarantees as well as its universal plus policies, with effective dates prior to January 1, 2011. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $2,447 million less a ceding allowance of $1,439 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on October 31, 2011 but was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The realized loss associated with the settlement of this embedded derivative on October 31, 2011 was $61 million.

Amounts included in the Company's Consolidated Statements of Financial Position at December 31, 2011 were as follows:

                                                       December 31, 2011
                                                       -----------------
                                                       ($ in thousands)
                                                       -----------------
       Reinsurance recoverables                           $1,355,199
       Policy loans                                       $  (36,556)
       Deferred policy acquisition costs                  $ (142,286)
       Other liabilities (reinsurance payables) /(1)/     $  105,762

    (1)Includes $85 million of a deferred gain arising from the coinsurance agreement with PAR U effective July 1, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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13. RELATED PARTY TRANSACTIONS (continued)


Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) in 2011 are as follows:

                                                                                 December 31, 2011
                                                                                 -----------------
                                                                                 ($ in thousands)
                                                                                 -----------------
Gross premium and policy charges and fee income                                      $102,722

Interest credited to policy holder accounts ceded Policyholders' benefits ceded      $ 49,337

Reinsurance expense allowances, net of capitalization and amortization               $ 33,439

Realized capital losses, associated with derivatives                                 $(61,398)

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of My Term, ROP Term Life issued through its life insurance subsidiary, and those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $2,064 million, and $1,826 million as of December 31, 2011, and December 31, 2010, respectively. Premiums ceded to PARCC in 2011, 2010 and 2009, were $725 million, $785 million and $799 million, respectively. Benefits ceded to PARCC in 2011, 2010 and 2009 were $370 million, $328 million and $295 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $143 million, $167 million and $171 million for the years ended December 31, 2011, 2010 and 2009, respectively.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010, exclusive of My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $248 million and $91 million as of December 31, 2011 and December 31, 2010, respectively. Premiums ceded to PAR TERM were $239 million and $102 million, for the years ended December 31, 2011and December 31, 2010, respectively. Benefits ceded to PAR TERM were $34 million and $16 million, for the years ended December 31, 2011 and December 31, 2010, respectively. Reinsurance expense allowances, net of capitalization and amortization were $44 million and $24 million for the years ended December 31, 2011 and December 31, 2010, respectively.

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $8 million, and $5 million as of December 31, 2011, and December 31, 2010, respectively. Premiums ceded to PAR III were $3 million, $3 million and $2 million for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, respectively. Benefits ceded to PAR III in were $1 million for the year ended December 31, 2011, and less than $1 million for the years ended December 31,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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13. RELATED PARTY TRANSACTIONS (continued)

2010 and 2009. Reinsurance expense allowances, net of capitalization and amortization were $1 million for the years ended December 31, 2011, 2010 and 2009.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2011, the Company recaptured a portion of this reinsurance agreement related to its universal plus policies having effective dates prior to January 1, 2011. The Company now reinsures these risks with PAR U discussed above. Reinsurance recoverables related to this agreement were $173 million, and $175 million as of December 31, 2011, and December 31, 2010, respectively. Premiums and fees ceded to Prudential Insurance in 2011, 2010 and 2009 were $223 million, $355 million and $240 million, respectively. Benefits ceded to Prudential in 2011, 2010 and 2009 were $231 million, $263 million and $218 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement. Reinsurance recoverables related to this agreement were $7 million for both years ended December 31, 2011 and December 31, 2010, and $8 million for the year ended December 31, 2009. Benefits ceded were $2 million for the three years ended December 31, 2011, 2010 and 2009.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, the Company was required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of this premium difference was made by transfers of securities at fair value of $120 million to Prudential Insurance and $35 million to UPARC.

Pruco Reinsurance

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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13. RELATED PARTY TRANSACTIONS (continued)


The following table provides information relating to fees ceded to Pruco Reinsurance ("Pruco Re") under these agreements which are included in "Realized investment (losses) gains, net" on the Unaudited Interim Consolidated Statement of Operations and Comprehensive Income for the dates indicated.

                                                                       Year Ended
                                                        ----------------------------------------
                                                        December 31,  December 31,  December 31,
                                                            2011          2010          2009
                                                        ------------ -------------- ------------
                                                                     (in thousands)
Pruco Reinsurance
    Effective January 24, 2011.........................
       Highest Daily Lifetime Income ("HDI") (1).......   $ 31,639      $     -       $     -
       Spousal Highest Daily Lifetime Income
        ("SHDI") (1)...................................     11,940            -             -
    Effective beginning August 24, 2009................
       Highest Daily Lifetime 6 Plus
        ("HD6 Plus") (1)...............................    152,902       26,306           180
       Spousal Highest Daily Lifetime 6 Plus
        ("SHD6 Plus") (1)..............................     67,754       11,951            64
    Effective June 30, 2009............................
       Highest Daily Lifetime 7 Plus
        ("HD7 Plus")...................................     17,014       14,516         4,488
       Spousal Highest Daily Lifetime 7 Plus
        ("SHD7 Plus")..................................      8,951        7,533         2,207
    Effective January 28, 2008.........................
       Highest Daily Lifetime 7 ("HD7")................     11,007       10,343         9,228
       Spousal Highest Daily Lifetime 7 ("SHD7").......      2,660        2,482         2,161
    Effective March 15, 2010...........................
       Guaranteed Return Option Plus II
        ("GRO Plus II")................................      3,595          812             -
    Effective January 28, 2008.........................
       Highest Daily Guaranteed Return Option
        (" HD GRO")....................................        609          610           440
       Highest Daily Guaranteed Return Option II
        ("HD GRO II" ).................................      2,885          820             -
    Effective Since 2006...............................
       Highest Daily Lifetime Five ("HDLT5")...........      4,690        4,795         4,829
       Spousal Lifetime Five ("SLT5")..................      2,398        2,298         2,053
    Effective Since 2005...............................
       Lifetime Five ("LT5")...........................     15,461       15,011        13,614
                                                          --------      -------       -------
Total Pruco Reinsurance................................   $333,505      $97,477       $39,264
                                                          --------      -------       -------

    (1)Effective October 1, 2011, PLNJ entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of this rider.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $869 million and ($373) million as of December 31, 2011, and December 31, 2010, respectively. Realized gains (losses) ceded were $908 million, ($479) million and $814 million for the years ended December 31, of 2011, 2010 and 2009, respectively. Changes in realized gains (losses) for the 2011, 2010 and 2009 periods were primarily due to changes in market conditions in the period. The underlying asset as of December 31, 2011 and the contra-asset as

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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13. RELATED PARTY TRANSACTIONS (continued)

of December 31, 2010 are reflected in "Reinsurance recoverables" in the Company's Consolidated Statements of Financial Position.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to an affiliate, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan").

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in Taiwan dollars.

Affiliated premiums in 2011, 2010 and 2009 from the Taiwan coinsurance agreement were $74 million, $87 million and $77 million, respectively. Affiliated benefits ceded in 2011, 2010 and 2009 from the Taiwan coinsurance agreement were $22 million and $23 million and $21 million, respectively.

Reinsurance recoverables related to the Taiwan coinsurance agreement were $984 million and $946 million at December 31, 2011and December 31, 2010, respectively.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates
In 2009 when implementing a revision to the reinsurance treaties with PARCC, PAR TERM and PAR III, modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowance did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During second quarter 2011, the Company recorded the correction, charging $13 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income
Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $152.5 million, $51.3 million, and $14.9 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
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13. RELATED PARTY TRANSACTIONS (continued)

("PSF"). Income received from Prudential Investments LLC, related to this agreement was $10.6 million, $10.3 million, and $10.0 for the years ended December 31, 2011, 2010, and 2009, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, Prudential Annuities Life Assurance Corporation ("PALAC") and Pruco Re. The securities were purchased from PALAC, at a fair market value of $292 million, and were recorded net of OCI at an amortized cost of $257 million. The securities were purchased from Pruco Re, at a fair market value of $81 million, and were recorded net of OCI at an amortized cost of $76 million. The difference between fair market value and book value of these transfers was accounted for as a net decrease of $40 million to additional paid-in capital in 2010. During first quarter 2011, the Company recorded an out of period adjustment that reclassified the $40 million difference between book value and fair market value from additional paid-in capital to retained earnings. As part of this adjustment, a $14 million reduction to the deferred tax liability was recorded with an offset also reflected in retained earnings to record the tax effect of this activity. These adjustments were not material to any previously reported quarterly or annual financial statements.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of the premium difference with Prudential Insurance was made by transfer of securities that had an amortized cost of $117 million and a fair market value of $120 million. The difference between amortized cost and fair market value was accounted for as an increase of $3 million to additional paid-in capital. Settlement of the premium difference with UPARC was made by transfer of securities of $35 million in 2010, where fair market value approximated amortized cost.

In October 2011, the Company received fixed maturity securities from UPARC, an affiliated company, as consideration for the recapture of previously ceded business. The fair market value of the assets transferred to the Company was $350 million. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative gain of $37 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company transferred fixed maturity securities to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These securities had an amortized cost of $943 million and a fair market value of $1,006 million. The net difference between amortized cost and the fair value was $63 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $61 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company sold fixed maturity securities to PAR U, an affiliated company. These securities had an amortized cost of $84 million and a fair market value of $92 million. The net difference between

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

amortized cost and fair market value was $8 million and was accounted for as a realized investment gain on the Company's financial statements.

In November 2011, the Company sold fixed maturity securities to its parent company, Prudential Insurance. These securities had an amortized cost of $41 million and a fair market value of $45 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold commercial loan securities to its parent company, Prudential Insurance. These securities had an amortized cost of $19 million and a fair market value of $21 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold fixed maturity securities to PARCC, an affiliated company. These securities had an amortized cost of $36 million and a fair market value of $38 million. The net difference between amortized cost and fair value was $2 million and was accounted for as a realized investment gain on the Company's financial statements.

Debt Agreements
The Company has an agreement with an affiliate, Prudential Funding, LLC, which allows the Company to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $900 million. The Company had $114 million in short term debt affiliated with Prudential Financial and $15 million affiliated with Prudential Funding, LLC. as of December 31, 2011, and no borrowings outstanding as of December 31, 2010.

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance. This loan has a fixed interest rate of 3.47% and matures on December 21, 2015. The total related interest expense to the Company was $22.5 million for the year ended December 31, 2011.

On November 15, 2010, the Company borrowed $245 million from Prudential Financial. This loan has a fixed interest rate of 3.01% and matures on November 13, 2015. The total related interest expense to the Company was $7.1 million for the year ended December 31, 2011. On December 15, 2011, the Company repaid $179 million to Prudential Financial as a partial repayment for the $245 million borrowing. The outstanding principle related to this loan was $66 million at December 31, 2011.

On June 20, 2011, the Company entered into a series of four $50 million borrowings with Prudential Financial, totaling $200 million. The loans have fixed interest rates ranging from 1.66% to 3.17% and maturity dates staggered one year apart, from June 19, 2013 to June 19, 2016. The total related interest expense was $2.6 million for the year ended December 31, 2011.

On December 15, 2011, the Company entered into a series of four $53 million borrowings and on December 16, 2011 four $11 million borrowings with Prudential Financial, totaling $256 million. The loans have fixed interest rates ranging from 2.65% to 3.61% and maturity dates staggered one year apart, from December 16, 2013 to December 16, 2016. The total related interest expense was $0.35 million for the year ended December 31, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)


Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below:

                                                          Three Months Ended
                                             -------------------------------------------
                                             March 31  June 30   September 30 December 31
                                             -------- ---------  ------------ -----------
                                                            (in thousands)
2011
Total revenues                               $478,822 $ 493,901   $  639,129   $ 518,197
Total benefits and expenses                   352,259   446,667    1,419,681     231,697
Income (loss) from operations before income
 taxes                                        126,563    47,234     (780,552)    286,500
Net income (loss)........................... $ 99,412 $  38,435   $ (469,968)  $ 221,444
                                             ======== =========   ==========   =========
2010
Total revenues.............................. $303,116 $ 417,824   $  314,011   $ 302,047
Total benefits and expenses.................  239,398   642,263      (77,111)   (109,433)
Income (loss) from operations before income
 taxes......................................   63,718  (224,439)     391,122     411,480
Net income (loss)........................... $ 57,222 $(144,791)  $  276,974   $ 280,663
                                             ======== =========   ==========   =========

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2011 and December 31, 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 9, 2012

                                    PART C

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS


(1) Financial Statements of the Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2011; the Statement of Operations for the period ended December 31, 2011; the Statements of Changes in Net Assets for the periods ended December 31, 2011 and December 31, 2010; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement).

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2011 and 2010; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2011, 2010, and 2009; and the Notes to the Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments--Not
    Applicable.

(3) (a) Form of Selected Broker Agreement used by PIMS. (Note 3)

    (b) Form of Distribution and Principal Underwriting agreement between Pruco Life Insurance Company and Prudential Annuities Distributors, Inc. (Note 18)

(4) (a) The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 1)

    (b) The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). (Note 1)

    (c) Guaranteed Minimum Income Benefit Rider. (Note 1)

    (d) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

    (e) Periodic Value Death Benefit Rider. (Note 1)

    (f) Periodic Value Death Benefit Schedule Supplement. (Note 1)

    (g) Combination Roll-up Value and Periodic Value Death Benefit Rider. (Note
        1)

    (h) Combination Roll-up Value Death Benefit Schedule Supplement. (Note 1)

    (i) Guaranteed Minimum Payments Benefit Rider. (Note 1)

    (j) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

    (k) Enhanced Dollar Cost Averaging Rider. (Note 1)

    (l) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

    (m) Longevity Credit Rider. (Note 1)

    (n) Individual Retirement Annuity Endorsement. (Note 1)

    (o) Roth Individual Retirement Annuity Endorsement. (Note 1)

    (p) 403(b) Annuity Endorsement. (Note 1)

    (q) Medically Related Surrender Provision Endorsement. (Note 1)

    (r) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five) (Note 12)

    (s) Endorsement Supplement: Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five) (Note 12)

    (t) Highest Daily Lifetime Five Benefit Rider (Enhanced) (Note 14)

    (u) (Highest Daily Lifetime Five Schedule Supplement) (Note 15)

    (v) Schedule pages for the Premier Variable Annuity Bb Series. (Note 17)

    (w) Highest Daily Lifetime Guaranteed Return Option (Note 18)

    (x) Highest Daily Lifetime Seven Benefit Rider (Enhanced) (Note 18)

    (y) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option (Note 20)

    (z) Rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator (Note 20)

   (aa) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option (Note 20)

   (ab) Schedule supplement for Highest Daily Lifetime Seven with Lifetime Income Accelerator (Note 20)

   (ac) Highest Daily Lifetime Seven Benefit Schedule Supplement
        (P-SCH-HD7(1/09)) (Note 21)

   (ad) Highest Daily Lifetime Five Benefit Schedule Supplement
        (P-SCH-HDLT(1/09)) (Note 21)

   (ae) Beneficiary Annuity Endorsement (P-END-BENE(2/09)) (Note 21)

   (af) Beneficiary Individual Retirement Annuity Endorsement
        (P-END-IRABEN(2/09)) (Note 21)

   (ag) Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)) (Note 21)

   (ah) Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7(2/09)) (Note 21)

   (ai) Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7(2/09)) (Note 21)

   (aj) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (P-RID-HD7-DB(2/09)) (Note 21)

   (ak) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (P-SCH-HD7-DB(2/09)) (Note 21)

   (al) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (P-RID-HD7-LIA(2/09)) (Note 21)

   (am) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (P-SCH-HD7-LIA(2/09)) (Note 21)

   (an) Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09) (Note 22)

   (ao) Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09) (Note 22)

   (ap) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (P-RID-HD6-LIA-8/09) (Note 22)

   (aq) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule
        (P-SCH-HD6-LIA-8/09) (Note 22)

   (ar) Highest Daily GRO II Benefit rider (P-RID-HD GRO-1l/09) (Note 23)

   (as) Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-ll/09) (Note 23)

   (at) Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-l1/09) (Note 23)

   (au) Form of Highest Daily GRO II Benefit Schedule Supplement
        (P-SCH-HDGRO(11/09)((8/10)) (Note 26)

   (av) Form of Highest Daily GRO Benefit Schedule Supplement
        (P-SCH-HDGROCAP(11-09)(8/10)) (Note 26)

(5) (a) Application form for the Contract. (Note 13)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

    (b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract:

    (a) Coinsurance Agreement for LT5WB. (Note 1)

    (b) Coinsurance Agreement for SLT5. (Note 13)

    (c) Coinsurance Agreement for HDLT5. (Note 15)

    (d) Amendment 1 to Coinsurance Agreement for LT5WB. (Note 24)

    (e) Amendment 1 to Coinsurance Agreement for HDLT5. (Note 24)

    (f) Amendment 2 to Coinsurance Agreement for HDLT5. (Note 24)

    (g) Coinsurance Agreement for HD6+. (Note 24)

    (h) Coinsurance Agreement for HD7+. (Note 24)

    (i) Coinsurance Agreement for HD7. (Note 24)

    (j) Coinsurance Agreement for HD GRO. (Note 24)

    (k) Amendment 1 to Coinsurance Agreement for HD GRO. (Note 24)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

    (a) Form of Fund Participation Agreement. (Note 6)

    (b) Sample Rule 22C-2 Agreement. (Note 16)

(9) Opinion of Counsel. (Note 13)

(10)Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(11)All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12)Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)Powers of Attorney.


     (a)   James J. Avery, Jr., Bernard J. Jacob (Note 17)

     (b)   Stephen Pelletier (Note 19)

     (c)   Thomas J. Diemer, Robert M. Falzon. (Note 25)

     (d)   Yanela C. Frias (Note 27)

 (Note 1). Incorporated by reference to Form N-4, Registration No.333-130989, filed January 12, 2006 on behalf of the Prucolife Flexible Premium
           Variable Annuity Account.

 (Note 2). Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco LifeFlexible Premium
           Variable Annuity Account.

 (Note 3). Incorporated by reference to Post-Effective Amendment No. 6 to Form
           N-4, Registration No.333-06701, filed April 5, 1999 on behalf of the
           Pruco Life Flexible Premium Variable Annuity Account.

 (Note 4). Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the
           Pruco Life Variable Appreciable Account.

 (Note 5). Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

 (Note 6). Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium
           Variable Annuity Account.

 (Note 7). Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the
           Pruco Life Flexible Premium Variable Annuity Account.

 (Note 8). Incorporated by reference to Post-Effective Amendment No. 2 to Form
           S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

 (Note 9). Incorporated by reference to Form S-6, Registration No. 333-49332, filed November 3, 2000 on behalf of the Pruco Life Variable
           Universal Account.

(Note 10). Incorporated by reference to Post-Effective Amendment No. 39, Form
           N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11). Incorporated by reference to Post-Effective Amendment No. 14, Form
           N-4, Registration No.: 333-37728, filed November 15, 2004 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12). Incorporated by reference to Post-Effective Amendment No. 9, Form
           N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13). Incorporated by reference to Pre-Effective Amendment No. 1, Form
           N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

(Note 14). Incorporated by reference to Post-Effective Amendment No. 1, Form
           N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

(Note 15). Incorporated by reference to Post-Effective Amendment No. 18 to Form
           N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible
           Premium Variable Annuity Account.

(Note 16). Incorporated by reference to Post-Effective Amendment No. 3, Form
           N-4, Registration No. 333-130989, filed April 19, 2007 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

(Note 17). Incorporated by reference to the initial registration on Form N-4,
           Registration No. 333-144639, filed July 17, 2007 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 18). Incorporated by reference to Post-Effective Amendment No. 9, Form
           N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 19). Incorporated by reference to Post-Effective Amendment No. 11, Form
           N-4, Registration Statement No. 333-144639, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 20). Incorporated by reference to Post-Effective Amendment No. 14, Form
           N-4, Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 21). Incorporated by reference to Post-Effective Amendment No. 17, to
           Registration No. 333-130989, filed January 28 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 22). Incorporated by reference to Post-Effective Amendment No. 21 to Form
           N-4 Registration 333-130989, filed June 1, 2009 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 23). Incorporated by reference to Post-Effective No. 23 to Form N-4
           Registration Statement No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 24). Incorporated by reference to Post-Effective No. 25, Form N-4,
           Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 25). Incorporated by reference to Post-Effective No. 22, Form N-4,
           Registration No. 333-144639, filed April 16, 2010 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 26). Incorporated by reference to Post-Effective No. 23, Form N-4,
           Registration No. 333-144639, filed July 1, 2010 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 27). Incorporated by reference to Post-Effective No. 8, Form N-4,
           Registration No. 333-162673, filed December 8, 2011 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR (engaged directly or indirectly in Registrant's variable annuity business):

The directors and major officers of Pruco Life are listed below:


      Name and Principal              Position and Offices
       Business Address               with Depositor
       ------------------             --------------------

James J. Avery, Jr.                   Director
213 Washington Street
Newark, New Jersey 07102-2992

Thomas J. Diemer                      Vice President, Director,
213 Washington Street                 Chief Accounting Officer, and
Newark, New Jersey 07102-2992         Chief Financial Officer

Joseph D. Emanuel                     Vice President, Chief Legal Officer,
One Corporate Drive                   and Secretary
Shelton, Connecticut 06484-6208

Robert M. Falzon                      Director and Treasurer
213 Washington Street
Newark, New Jersey 07102-2992

Yanela C. Frias                       Director
213 Washington Street
Newark, New Jersey 07102-2917

Bernard J. Jacob                      Director
213 Washington Street
Newark, New Jersey 07102-2992

James M. O'Connor                     Senior Vice President and Actuary
200 Wood Avenue South
Iselin, New Jersey 08830-2706

Stephen Pelletier                     Director, Chief Executive Officer, and
One Corporate Drive                   President
Shelton, Connecticut 06484-6208

Kent D. Sluyter                       Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Candace J. Woods                      Senior Vice President, Chief Actuary,
751 Broad Street                      and Appointed Actuary
Newark, New Jersey 07102-3714


ITEM 26.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed in February 2012, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27.NUMBER OF CONTRACT OWNERS


As of February 29, 2012 there were 1833 contract owners.


ITEM 28.INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies through which the bulk of the variable annuities are issued are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the Directors and Officers of PAD is set forth below:


                                            POSITIONS AND OFFICES
NAME                                          WITH UNDERWRITER
----                              ------------------------------------------
Timothy S. Cronin                 Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Thomas J. Diemer                  Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2992

Steven Weinreb                    Chief Financial Officer and Controller
213 Washington Street
Newark, New Jersey 07102-2917

Robert Falzon                     Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Bruce Ferris                      Executive Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

George M. Gannon                  President, Chief Executive Officer, Chief
2101 Welsh Road                   Operations Officer and Director
Dresher, Pennsylvania 19025-5001

Jacob M. Herschler                Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Patricia L. Kelley                Senior Vice President, Chief Compliance
One Corporate Drive               Officer and Director
Shelton, Connecticut 06484-6208

Steven P. Marenakos               Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Robert F. O'Donnell               Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Yvonne Rocco                      Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Timothy Seifert                   Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

William D. Wilcox                 Vice President, Secretary and Chief Legal
One Corporate Drive               Officer
Shelton, Connecticut 06484-6208



                                          Net Underwriting
                                           Discounts and   Compensation on  Brokerage
Name of Principal Underwriter               Commissions      Redemption    Commissions Compensation
-----------------------------             ---------------- --------------- ----------- ------------

Prudential Annuities Distributors, Inc.*   $1,075,327,764       $-0-          $-0-         $-0-


* PAD did not retain any of these commissions.

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31.MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32.UNDERTAKINGS

(a)Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e)Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 23rd day of April 2012.

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  Registrant

                       By: Pruco Life Insurance Company
                                   Depositor



/s/ Stephen Pelletier
------------------------------------
Stephen Pelletier
President and Chief Executive Officer



                         PRUCO LIFE INSURANCE COMPANY
                                   Depositor



By: /s/ Stephen Pelletier
------------------------------------
Stephen Pelletier
President and Chief Executive Officer



                                  SIGNATURES


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


     Signature                         Title                        Date
      ---------                        -----                        ----

Stephen Pelletier*    Chief Executive Officer, President and
--------------------- Director
Stephen Pelletier                                              April 23, 2012

Thomas J. Diemer*     Chief Financial Officer, Chief
--------------------- Accounting Officer, Vice President and   April 23, 2012
Thomas J. Diemer      Director

James J. Avery, Jr.*
--------------------- Director                                 April 23, 2012
James J. Avery, Jr.

Robert M. Falzon*
--------------------- Director                                 April 23, 2012
Robert M. Falzon

Yanela C. Frias*
--------------------- Director                                 April 23, 2012
Yanela C. Frias

Bernard J. Jacob*
--------------------- Director                                 April 23, 2012
Bernard J. Jacob

By:/s/Lynn K. Stone
---------------------
Lynn K. Stone



* Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney.

                                    EXHIBITS

Exhibit 10  Written Consent of Independent Registered Public Accounting Firm